                                [GUARDIAN LOGO]
                          THE PARK AVENUE PORTFOLIO(R)

                       Amendment dated November 21, 2005
                      to the Prospectus dated May 1, 2005

Page 2

The first three paragraphs under the heading "The Fund's principal investment strategies" with respect to The Guardian Park Avenue Fund are deleted and replaced by the following:

At least 80% of the value of the Fund's total assets is invested in a diversified portfolio of U.S. common stocks and convertible securities. Convertible securities are described under the section called Risks and special investment techniques. Under normal circumstances, the Fund intends to be fully invested in these types of securities.

The Fund's investment adviser, Guardian Investor Services LLC (GIS), uses a blended approach in managing the Fund's portfolio, which is composed of both growth and value stocks. GIS chooses investments for the Fund based on rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. This fundamental analysis seeks to achieve a thorough understanding of the company's financial performance and prospects, as well as the strength of its business model and competitive position versus peer companies. GIS also considers the prospects for specific industries as well as the overall economy, to provide a broader context for each investment decision and for portfolio construction.

GIS utilizes several quantitative stock screening tools to identify potential buy and sell candidates, for further research. Also, GIS integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio in a disciplined manner. Although the Fund may select companies of any size and in any industry sector, the Fund's core holdings will normally include a broadly diversified selection of securities from among the 1,000 largest U.S. companies in market capitalization.

The sidebar under the heading "Stock selection system" is deleted.

Page 4

The information under the heading "Average annual total returns" -- Note 2 with respect to The Guardian Park Avenue Fund is deleted and replaced by the following:

(2) The S&P 500 Index had average annual returns of 6.57% since May 1, 1996, the date of inception of Class B shares, -2.90% since August 7, 2000, the date of inception of Class C shares and -0.81% since May 15, 2001, the date of inception of Class K shares.

Page 6

The first five sentences under the heading "The Fund's principal investment strategies" with respect to The Guardian UBS Large Cap Value Fund have been deleted and replaced by the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Value Index but are below $3 billion in market capitalization. As of October 31, 2005, the market capitalization of companies in the Russell 1000 Value Index ranged between approximately $658 million and $360 billion.

The last sentence in the second paragraph under the heading "The Fund's principal investment strategies" with respect to The Guardian UBS Large Cap Value Fund is deleted and replaced by the following:

In selecting investments for the Fund, the investment adviser focuses on those stocks that rank in the top 20% of the universe of stocks the investment adviser believes are attractively valued.

Page 12

The first four paragraphs under the heading "The Fund's principal investment strategies" with respect to The Guardian Park Avenue Small Cap Fund are deleted and replaced by the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of small capitalization companies. The Fund defines small capitalization companies as those with a market capitalization of $3 billion or below. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 2000 Index but are above $3 billion in market capitalization. As of October 31, the market capitalization of companies in the Russell 2000 Index ranged between approximately $37 million and $3.69 billion. Convertible securities are described in the section called Risks and special investment techniques.

The Fund's investment adviser, Guardian Investor Services LLC (GIS), uses a blended approach in managing the Fund's portfolio, which is composed of both growth and value stocks. GIS chooses investments for the Fund based on rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. This fundamental analysis seeks to achieve a thorough understanding of the company's financial performance and prospects, as well as the strength of its business model and competitive position versus peer companies. GIS also considers the prospects for specific industries as well as the overall economy, to provide a broader context for each investment decision and for portfolio construction. GIS utilizes several quantitative stock screening tools to identify potential buy and sell candidates, for further research. Also, GIS integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio in a disciplined manner.

The sidebar under the heading "Small market capitalization" is deleted.

Page 16

The last sentence in the second paragraph under the heading "The Fund's principal investment strategies" with respect to The Guardian UBS Small Cap Value Fund is deleted and replaced by the following:

In selecting investments for the Fund, the investment adviser focuses on those stocks that rank in the top 20% of the universe of stocks the investment adviser believes are attractively valued.

Page 31

The information under the heading "Average annual total returns" -- Note 2 is replaced by the following:

(2) The S&P 500 Index had average annual returns of -0.81% since May 15, 2001, the date of inception of Class K shares.

With respect to The Guardian Baillie Gifford International Growth Fund, the second sentence under the heading "Objective" is deleted and replaced by the following:

"It is anticipated that growth of capital will be accompanied by dividend income, which may vary depending on factors such as the location of the investments."

Page 34

With respect to The Guardian Baillie Gifford International Growth Fund, the following is inserted after the second sentence in the first full paragraph:

A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Fund will purchase such contracts only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which the Fund holds or intends to purchase.

Page 38

With respect to The Guardian Baillie Gifford Emerging Markets Fund, the second sentence under the heading "Objective" is deleted and replaced by the following:

"It is anticipated that growth of capital will be accompanied by dividend income, which may vary depending on factors such as the location of the investments."

Page 39

With respect to The Guardian Baillie Gifford Emerging Markets Fund, the following is inserted after the second sentence in the fourth full paragraph:

A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Fund will purchase such contracts only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which the Fund holds or intends to purchase.

Page 44

With respect to The Guardian Investment Quality Bond Fund, the fourth sentence in the third paragraph is deleted and replaced by the following:

The Fund maintains a stable intermediate duration (between 3 and 10 years), but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets.

Page 49

With respect to The Guardian Low Duration Bond Fund, the last sentence of the first paragraph under the heading "The Fund's principal investment strategies" is deleted and replaced by the following:

Under normal circumstances, the Fund will have an average duration within a range of between 1 and 3 years and an average maturity of 1 to 3 years. As of September 30, 2005, the Fund's dollar weighted average maturity was 2.05 years.

Page 54

With respect to The Guardian High Yield Bond Fund, the first sentence under the heading "The Fund's principal investment strategies" is deleted and replaced by the following:

Under normal circumstances, at least 80% of the value of the Fund's net assets, including any borrowings for investment purposes, is invested in bonds that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or are unrated.

The last sentence of the second paragraph under the heading "The Fund's principal investment strategies" is deleted and replaced by the following:

The investment adviser considers duration and maturity in selecting bonds for the Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations, due to the nature of the high yield securities in which the Fund invests.

Page 59

The first two sentences in the first paragraph under the heading "The Fund's principal investment strategies" with respect to The Guardian Tax-Exempt Fund are deleted and replaced by the following:

Under normal circumstances at least 80% of the value of the Fund's net assets will be invested in a diversified portfolio of tax-exempt municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval. For purposes of the fundamental policy stated above, the Fund will include borrowings for investment purposes when it calculates its net assets.

The following is inserted as the second sentence of the fourth paragraph under the heading "The Fund's principal investment strategies":

As of September 30, 2005, the Fund's dollar weighted average maturity was 12.35 years.

The first three sentences in the fifth paragraph under the heading "The Fund's principal investment strategies" are deleted and replaced by the following:

The Fund may invest up to 10% of its assets in below investment grade or unrated municipal obligations. The Fund is not required to sell a bond that has been downgraded to below investment grade after the Fund acquires it, but the Fund's overall holdings in below investment grade bonds, including those that have been downgraded since the time of investment, normally will not exceed 20% of the Fund's assets.

Page 66

The information under the heading "Annual fees and expenses deducted from the Fund's assets -- Note 3" with respect to The Guardian Cash Management Fund is deleted and replaced by the following:

Effective May 1, 2005, the management fee is 0.45% of the average daily net assets of the Fund in excess of $500 million.

The following disclosure is inserted as the fourth paragraph under the heading "Special Investment Techniques":

CREDIT DERIVATIVES

Applies to: Bond, Low Duration Bond, High Yield and Tax-Exempt Funds

The Funds may invest in credit derivatives, including credit derivative swaps and credit derivative index investments. The Funds may use these investments (i) as alternatives to direct investment in a particular security or (ii) to adjust a Fund's asset allocation or risk exposure to the corporate credit sector of the fixed income market or (iii) for hedging purposes. They may not be used for speculation. These investments may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. Under normal market conditions, no Fund intends to invest more than 5% of its total assets in these investments.

The Guardian Park Avenue Fund and The Guardian Park Avenue Small Cap Fund are inserted in the list of funds following "Applies to:" under the heading "Financial futures contracts."

In addition, the following disclosure is inserted as the first full paragraph under the heading "Special Investment Techniques":

EXCHANGE-TRADED FUNDS

Applies to: Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, International Growth and Emerging Markets Funds

The Funds may invest in exchange-traded funds ("ETFs"), which typically are index funds. Investments in ETFs are subject to the risk of investments in other investment companies. For example, the price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to mutual funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted, the shares may be de-listed from the exchange or stock trading may be halted generally.

The words "except S&P 500 Index Fund" are deleted from the first line under the heading "Illiquid securities and exempt commercial paper."

The Guardian Park Avenue Fund and The Guardian Park Avenue Small Cap Fund are inserted in the list of funds following "Applies to:" under the heading "Options."

The following disclosure is inserted as the fourth full paragraph:

REAL ESTATE INVESTMENT TRUSTS

Applies to: Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, International Growth and Emerging Markets Funds

The Funds may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITS are similar to those associated with direct investments in real estate, including volatility in the housing market or other adverse economic conditions that affect real estate investments.

The first three lines under the heading "Securities lending" are replaced by the following: "Applies to: All Funds."

The information under the heading "Privatizations" is deleted.

The following disclosure has been added, immediately above the heading "Portfolio Managers":

A discussion regarding the basis for the Board of Trustees' approval of each Fund's investment advisory agreement, and investment sub-advisory agreement, as applicable, is available in the Funds' semi-annual report to shareholders for the six-month period ended June 30, 2005.

The information under the heading "Portfolio Managers" with respect to The Guardian Park Avenue Fund is deleted and replaced by the following:

Manind V. Govil, CFA, is the Fund's portfolio manager, effective August 1, 2005. He also serves as portfolio manager of The Guardian Stock Fund and has been appointed Head of Equity Investments at Guardian Life as of the same date. Prior to joining Guardian Life, from 2001 he was Lead Portfolio Manager -- Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers ("Mercantile"); prior thereto, he served as Lead Portfolio Manager -- Core Equity, at Mercantile.

Under the heading "Portfolio Managers -- UBS Large Cap Value Fund and UBS Small Cap Value Fund," the last sentence of the first paragraph with respect to John Leonard has been deleted and replaced by the following:

Mr. Leonard is a Managing Director of UBS Global AM, has served as its Head of North American Equities for the past five years and as its Deputy Global Head of Equities since 2002.

The information under the heading "Portfolio Managers" with respect to The Guardian Park Avenue Small Cap Fund is replaced by the following:

Matthew P. Ziehl, CFA, has been the Fund's portfolio manager since January 2002. He has been a Managing Director of Guardian Life since December 2001. Before joining Guardian Life, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios since January 2001, and a Co-Portfolio Manager of the Salomon Brothers Small Cap Growth Fund since August 1999.

The information under the heading "Portfolio Managers" with respect to The Guardian Baillie Gifford International Growth Fund and The Guardian Baillie Gifford Emerging Markets Fund has been deleted and replaced by the following:

INTERNATIONAL GROWTH FUND

The International Growth Fund is managed by an investment management team at BG Overseas. R. Robin Menzies is the portfolio manager of the International Growth Fund and has held this role since the Fund's inception in 1993. Mr. Menzies works with the investment teams at BG Overseas, who make the securities selections for the International Growth Fund, and an investment policy committee of the firm which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund's portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co.

EMERGING MARKETS FUND

The Emerging Markets Fund is managed by an investment management team at BG Overseas. Edward H. Hocknell is the portfolio manager of the Emerging Markets Fund and has held this role since the Fund's inception in 1997. Mr. Hocknell works with the investment teams at BG Overseas, who make the securities selections for the Emerging Markets Fund, and an investment policy committee of the firm which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund's portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director of BG Overseas and a partner of Baillie Gifford & Co.

The information under the heading "Portfolio Managers" with respect to The Guardian High Yield Bond Fund is replaced by the following:

Leslie Barbi is the Fund's portfolio manager, effective October 28, 2005. Ms. Barbi is Managing Director and Head of Public Fixed Income at Guardian Life, and has served in that position since May 2004. Her previous investment management experience includes serving as Managing Director of Fixed Income at Goldman Sachs Asset Management from July 2001 through March 2003, where she served as a member of the Investment Strategy Group and Head of U.S. Investment Grade Corporates. Previously, Ms. Barbi was Portfolio Manager and

Executive Vice President of Fixed Income at Pacific Investment Management Co., from July 1993 to February 2001.

Page 100

The first three paragraphs under the heading "Excessive Short-Term Trading -- Fund policies and procedures" are deleted and replaced by the following:

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of shares by Fund shareholders. The Funds discourage, and do not knowingly accommodate, excessive short-term trading. The Funds monitor activity in shareholder accounts on a daily basis to determine whether there may be excessive trading. The Funds monitor such activity based upon established parameters that are applied consistently to all shareholders. Such parameters include, but are not limited to, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. The Funds consider the following factors in determining whether excessive trading may be occurring:

     - a redemption of an unusually large size, as predetermined by the Funds, is made within a short period of time, as predetermined by the Funds, after purchase;

     - two or more purchases and redemptions are made within a short period of time, as predetermined by the Funds;

     - a shareholder's transaction history with the Funds suggests a timing pattern or strategy;

     - we reasonably believe that a shareholder has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Funds.

In addition, the Funds reserve the right to further reject or restrict purchases or exchanges for any reason. If a Fund identifies a shareholder or a financial intermediary as a potential excessive trader, in addition to prohibiting further trading, it may take the following actions:

     -  restrict electronic or telephone transfer privileges;

     - require further transaction requests to be submitted in writing through the U.S. Postal Service only;

     - restrict the dollar amount, number or frequency of future purchases or exchanges;

     - prohibit the shareholder or intermediary from investing in the Funds after the next redemption transaction;

     - refuse to act on instructions of an agent acting on a shareholder's behalf under a power of attorney

A Fund may take any of the above steps in its sole discretion whether or not the trading activity was detected by the Fund's monitoring procedures.

Page 110

The information under the heading "Financial Highlights" is deleted and replaced by the following:

The financial highlights table is intended to help you understand the financial performance for the Funds over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000, 2001, 2002, 2003 and 2004 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report. The information for the six months ended June 30, 2005 is unaudited and is included in the Fund's semi-annual report. The annual report and semi-annual report are available upon request.

-  THE PARK AVENUE PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                     BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
      CLASS A:
        Six months ended 6/30/2005+................   $31.37       $ 0.29        $ (1.11)       $ (0.82)      $(0.32)
        Year ended 12/31/2004......................    30.08         0.34           1.35           1.69        (0.40)
        Year ended 12/31/2003......................    25.03         0.23           5.00           5.23        (0.18)
        Year ended 12/31/2002......................    32.00         0.17          (7.06)         (6.89)       (0.08)
        Year ended 12/31/2001......................    41.18         0.12          (9.06)         (8.94)       (0.03)
        Year ended 12/31/2000......................    59.42        (0.09)        (10.57)        (10.66)       (0.00)++
      CLASS B:
        Six months ended 6/30/2005+................    30.06        (0.17)         (0.77)         (0.94)          --
        Year ended 12/31/2004......................    28.72        (0.20)          1.54           1.34           --
        Year ended 12/31/2003......................    23.99        (0.16)          4.89           4.73           --
        Year ended 12/31/2002......................    30.88        (0.20)         (6.69)         (6.89)          --
        Year ended 12/31/2001......................    40.08        (0.23)         (8.76)         (8.99)          --
        Year ended 12/31/2000......................    58.57        (0.43)        (10.48)        (10.91)          --
      CLASS C:
        Six months ended 6/30/2005+................    29.62         0.04          (0.99)         (0.95)          --
        Year ended 12/31/2004......................    28.37        (0.09)          1.34           1.25           --
        Year ended 12/31/2003......................    23.75        (0.16)          4.78           4.62           --
        Year ended 12/31/2002......................    30.64        (0.19)         (6.70)         (6.89)          --
        Year ended 12/31/2001......................    39.85        (0.25)         (8.75)         (9.00)          --
        Period from 8/7/2000+++ to 12/31/2000......    58.01        (0.11)        (12.59)        (12.70)          --
      CLASS K:
        Six months ended 6/30/2005+................    31.23         0.20          (1.08)         (0.88)       (0.28)
        Year ended 12/31/2004......................    30.00         0.20           1.39           1.59        (0.36)
        Year ended 12/31/2003......................    24.96         0.11           5.02           5.13        (0.09)
        Year ended 12/31/2002......................    31.93         0.05          (7.02)         (6.97)          --
        Period from 5/15/2001+++ to 12/31/2001.....    35.55         0.00++        (3.41)         (3.41)          --
THE GUARDIAN UBS LARGE CAP VALUE FUND
      CLASS A:
        Six months ended 6/30/2005+................    13.30         0.06           0.18           0.24        (0.07)
        Year ended 12/31/2004......................    12.82         0.08           1.59           1.67        (0.07)
        Period from 2/3/2003+++ to 12/31/2003......    10.00         0.08           3.06           3.14        (0.07)
      CLASS B:
        Six months ended 6/30/2005+................    13.24         0.00++         0.20           0.20           --
        Year ended 12/31/2004......................    12.80        (0.01)          1.57           1.56           --
        Period from 2/3/2003+++ to 12/31/2003......    10.00         0.00++         3.06           3.06        (0.01)
      CLASS C:
        Six months ended 6/30/2005+................    13.24         0.00++         0.20           0.20           --
        Year ended 12/31/2004......................    12.80        (0.01)          1.57           1.56           --
        Period from 2/3/2003+++ to 12/31/2003......    10.00         0.00++         3.06           3.06        (0.01)
      CLASS K:
        Six months ended 6/30/2005+................    13.30         0.04           0.18           0.22        (0.05)
        Year ended 12/31/2004......................    12.83         0.05           1.58           1.63        (0.04)
        Period from 2/3/2003+++ to 12/31/2003......    10.00         0.05           3.07           3.12        (0.04)

  + Unaudited.
 ++ Rounds to less than $0.01.
+++ Commencement of operations.

--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                    RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                                ---------------------------------------------------------
    GAIN ON                                                                        NET
  INVESTMENTS      NET ASSET                                                   INVESTMENT
  AND FOREIGN       VALUE,                      NET ASSETS,       EXPENSES    INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL          END OF PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER
  TRANSACTIONS      PERIOD     RETURN*        (000'S OMITTED)    NET ASSETS    NET ASSETS       RATE
-------------------------------------------------------------------------------------------------------
         --         $30.23      (2.64)%(a)       $  834,065         0.89%(b)       1.65%(b)       55%
         --          31.37       5.64               980,872         0.88           0.95           75
         --          30.08      20.95             1,133,468         0.89           0.72           74
         --          25.03     (21.56)            1,120,351         0.87           0.51           60
     $(0.21)         32.00     (21.75)            1,779,818         0.83           0.31          143
      (7.58)         41.18     (18.62)            2,589,059         0.79          (0.16)         108
         --          29.12      (3.13)(a)            92,748         1.90(b)        0.65(b)        55
         --          30.06       4.67               130,372         1.84          (0.02)          75
         --          28.72      19.72               165,274         1.84          (0.24)          74
         --          23.99     (22.31)              167,471         1.83          (0.44)          60
      (0.21)         30.88     (22.46)              274,761         1.75          (0.61)         143
      (7.58)         40.08     (19.34)              431,206         1.67          (1.03)         108
         --          28.67      (3.21)(a)             6,090         2.07(b)        0.47(b)        55
         --          29.62       4.41                 6,551         2.06          (0.21)          75
         --          28.37      19.45                 6,622         2.12          (0.52)          74
         --          23.75     (22.49)                5,884         2.07          (0.67)          60
      (0.21)         30.64     (22.62)                7,594         1.96          (0.81)         143
      (5.46)         39.85     (21.79)(a)             8,222         2.18(b)       (1.29)(b)      108
         --          30.07      (2.82)(a)             8,818         1.22(b)        1.32(b)        55
         --          31.23       5.34                 8,761         1.20           0.69           75
         --          30.00      20.58                 7,145         1.20           0.41           74
         --          24.96     (21.83)                5,752         1.21           0.19           60
      (0.21)         31.93      (9.63)(a)             7,229         1.22(b)        0.02(b)       143
      (0.18)         13.29       1.82(a)             24,571         1.43(b)        0.80(b)        15
      (1.12)         13.30      13.43                26,676         1.44           0.68           32
      (0.25)         12.82      31.48(a)             21,705         1.59(b)        0.78(b)        45
      (0.18)         13.26       1.52(a)             21,232         2.18(b)        0.05(b)        15
      (1.12)         13.24      12.52                24,646         2.19          (0.07)          32
      (0.25)         12.80      30.65(a)             21,378         2.33(b)        0.03(b)        45
      (0.18)         13.26       1.52(a)             19,570         2.18(b)        0.05(b)        15
      (1.12)         13.24      12.52                23,507         2.19          (0.07)          32
      (0.25)         12.80      30.65(a)             20,801         2.33(b)        0.04(b)        45
      (0.18)         13.29       1.69(a)             21,030         1.69(b)        0.53(b)        15
      (1.12)         13.30      13.05                24,342         1.70           0.42           32
      (0.25)         12.83      31.22(a)             20,944         1.88(b)        0.49(b)        45

 *  Excludes the effect of sales load.
(a) Not annualized.
(b) Annualized.

--------------------------------------------------------------------------------

-  THE PARK AVENUE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED                  DISTRIBUTIONS
                                                                               & UNREALIZED                       FROM
                                                                              GAIN/(LOSS) ON                  NET REALIZED
                                                                               INVESTMENTS     INCREASE/        GAIN ON
                                                     NET ASSET      NET        AND FOREIGN     (DECREASE)     INVESTMENTS
                                                      VALUE,     INVESTMENT      CURRENCY         FROM        AND FOREIGN
                                                     BEGINNING    INCOME/        RELATED       INVESTMENT   CURRENCY RELATED
                                                     OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     TRANSACTIONS
                                                     -----------------------------------------------------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND
      CLASS A:
        Six months ended 6/30/2005+................   $19.40       $(0.03)        $(0.77)        $(0.80)         $(1.26)
        Year ended 12/31/2004......................    19.05        (0.12)          2.90           2.78           (2.43)
        Year ended 12/31/2003......................    13.30        (0.10)          5.85           5.75              --
        Year ended 12/31/2002......................    15.74        (0.07)         (2.37)         (2.44)             --
        Year ended 12/31/2001......................    16.93        (0.06)         (1.13)         (1.19)             --
        Year ended 12/31/2000......................    17.48        (0.05)         (0.37)         (0.42)          (0.13)
      CLASS B:
        Six months ended 6/30/2005+................    17.94        (0.12)         (0.71)         (0.83)          (1.26)
        Year ended 12/31/2004......................    17.93        (0.27)          2.71           2.44           (2.43)
        Year ended 12/31/2003......................    12.64        (0.24)          5.53           5.29              --
        Year ended 12/31/2002......................    15.10        (0.20)         (2.26)         (2.46)             --
        Year ended 12/31/2001......................    16.39        (0.20)         (1.09)         (1.29)             --
        Year ended 12/31/2000......................    17.06        (0.20)         (0.34)         (0.54)          (0.13)
      CLASS C:
        Six months ended 6/30/2005+................    17.80        (0.10)         (0.72)         (0.82)          (1.26)
        Year ended 12/31/2004......................    17.83        (0.26)          2.66           2.40           (2.43)
        Year ended 12/31/2003......................    12.59        (0.27)          5.51           5.24              --
        Year ended 12/31/2002......................    15.07        (0.22)         (2.26)         (2.48)             --
        Year ended 12/31/2001......................    16.39        (0.21)         (1.11)         (1.32)             --
        Period from 8/7/2000++ to 12/31/2000.......    19.37        (0.08)         (2.77)         (2.85)          (0.13)
      CLASS K:
        Six months ended 6/30/2005+................    19.05        (0.06)         (0.76)         (0.82)          (1.26)
        Year ended 12/31/2004......................    18.79        (0.16)          2.85           2.69           (2.43)
        Year ended 12/31/2003......................    13.15        (0.14)          5.78           5.64              --
        Year ended 12/31/2002......................    15.62        (0.11)         (2.36)         (2.47)             --
        Period from 5/15/2001++ to 12/31/2001......    15.71        (0.07)         (0.02)         (0.09)             --
THE GUARDIAN UBS SMALL CAP VALUE FUND
      CLASS A:
        Six months ended 6/30/2005+................    13.17        (0.03)         (0.12)         (0.15)          (0.13)
        Year ended 12/31/2004......................    12.71        (0.03)          2.25           2.22           (1.76)
        Period from 2/3/2003++ to 12/31/2003.......    10.00        (0.01)          3.60           3.59           (0.88)
      CLASS B:
        Six months ended 6/30/2005+................    12.94        (0.08)         (0.11)         (0.19)          (0.13)
        Year ended 12/31/2004......................    12.61        (0.12)          2.21           2.09           (1.76)
        Period from 2/3/2003++ to 12/31/2003.......    10.00        (0.09)          3.58           3.49           (0.88)
      CLASS C:
        Six months ended 6/30/2005+................    12.94        (0.08)         (0.11)         (0.19)          (0.13)
        Year ended 12/31/2004......................    12.61        (0.12)          2.21           2.09           (1.76)
        Period from 2/3/2003++ to 12/31/2003.......    10.00        (0.10)          3.59           3.49           (0.88)
      CLASS K:
        Six months ended 6/30/2005+................    13.12        (0.04)         (0.12)         (0.16)          (0.13)
        Year ended 12/31/2004......................    12.68        (0.04)          2.24           2.20           (1.76)
        Period from 2/3/2003++ to 12/31/2003.......    10.00        (0.03)          3.59           3.56           (0.88)

 + Unaudited.
++ Commencement of operations.

--------------------------------------------------------------------------------

                                           RATIOS/SUPPLEMENTAL DATA
                           ---------------------------------------------------------
                                                                NET
NET ASSET                                                   INVESTMENT
 VALUE,                      NET ASSETS,       EXPENSES    INCOME/(LOSS)   PORTFOLIO
 END OF      TOTAL          END OF PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER
 PERIOD     RETURN*        (000'S OMITTED)    NET ASSETS    NET ASSETS       RATE
------------------------------------------------------------------------------------
 $17.34      (4.04)%(a)        $139,991          1.22%(b)      (0.36)%(b)      67%
  19.40      14.74              181,068          1.21          (0.67)         127
  19.05      43.23              160,049          1.27          (0.67)         105
  13.30     (15.50)             111,803          1.25          (0.45)         108
  15.74      (7.03)             139,774          1.28          (0.37)         131
  16.93      (2.35)             150,022          1.25          (0.31)         125
  15.85      (4.54)(a)           17,479          2.15(b)       (1.30)(b)       67
  17.94      13.76               23,574          2.13          (1.59)         127
  17.93      41.85               22,989          2.21          (1.61)         105
  12.64     (16.29)              17,189          2.19          (1.40)         108
  15.10      (7.87)              20,876          2.18          (1.27)         131
  16.39      (3.11)              24,977          2.12          (1.18)         125
  15.72      (4.52)(a)            9,518          2.21(b)       (1.31)(b)       67
  17.80      13.62                9,757          2.23          (1.69)         127
  17.83      41.62                8,092          2.39          (1.79)         105
  12.59     (16.46)               5,824          2.40          (1.60)         108
  15.07      (8.05)               6,752          2.34          (1.43)         131
  16.39     (14.67)(a)            7,033          2.22(b)       (1.12)(b)      125
  16.97      (4.22)(a)           11,389          1.54(b)       (0.65)(b)       67
  19.05      14.47               12,391          1.52          (0.97)         127
  18.79      42.89                9,893          1.55          (0.96)         105
  13.15     (15.81)               6,748          1.55          (0.75)         108
  15.62      (0.57)(a)            7,959          1.61(b)       (0.77)(b)      131
  12.89      (1.12)(a)           13,051          1.89(b)       (0.46)(b)       35
  13.17      18.14               14,332          1.95          (0.25)          53
  12.71      35.76(a)            10,081          2.17(b)       (0.07)(b)       94
  12.62      (1.45)(a)           10,018          2.66(b)       (1.24)(b)       35
  12.94      17.22               11,652          2.71          (1.04)          53
  12.61      34.76(a)             9,737          2.91(b)       (0.81)(b)       94
  12.62      (1.45)(a)            9,421          2.67(b)       (1.25)(b)       35
  12.94      17.22               11,095          2.72          (1.04)          53
  12.61      34.76(a)             9,422          2.91(b)       (0.81)(b)       94
  12.83      (1.20)(a)           10,564          2.03(b)       (0.60)(b)       35
  13.12      18.01               11,807          2.07          (0.39)          53
  12.68      35.46(a)             9,492          2.35(b)       (0.25)(b)       94

 *  Excludes the effect of sales load.
(a) Not annualized.
(b) Annualized.

--------------------------------------------------------------------------------

-  THE PARK AVENUE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                     BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
      CLASS A:
        Six months ended 6/30/2005+................   $11.43       $ 0.05         $(0.15)        $(0.10)      $(0.02)
        Year ended 12/31/2004......................    10.63         0.16           0.88           1.04        (0.24)
        Year ended 12/31/2003......................     8.45         0.14           2.20           2.34        (0.16)
        Year ended 12/31/2002......................    10.84         0.17          (2.38)         (2.21)       (0.18)
        Year ended 12/31/2001......................    13.00         0.30          (1.61)         (1.31)       (0.18)
        Year ended 12/31/2000......................    14.77         0.45          (0.29)          0.16        (0.44)
      CLASS B:
        Six months ended 6/30/2005+................    11.40         0.00++        (0.14)         (0.14)          --
        Year ended 12/31/2004......................    10.57         0.06           0.87           0.93        (0.10)
        Year ended 12/31/2003......................     8.41         0.05           2.18           2.23        (0.07)
        Year ended 12/31/2002......................    10.77         0.09          (2.37)         (2.28)       (0.08)
        Year ended 12/31/2001......................    12.95         0.19          (1.59)         (1.40)       (0.11)
        Year ended 12/31/2000......................    14.72         0.32          (0.27)          0.05        (0.33)
      CLASS C:
        Six months ended 6/30/2005+................    11.41        (0.01)         (0.14)         (0.15)          --
        Year ended 12/31/2004......................    10.56         0.04           0.88           0.92        (0.07)
        Year ended 12/31/2003......................     8.39         0.02           2.19           2.21        (0.04)
        Year ended 12/31/2002......................    10.77         0.05          (2.38)         (2.33)       (0.05)
        Year ended 12/31/2001......................    12.94         0.17          (1.64)         (1.47)       (0.03)
        Period from 8/7/2000+++ to 12/31/2000......    14.72         0.15          (0.78)         (0.63)       (0.23)
      CLASS K:
        Six months ended 6/30/2005+................    11.42         0.03          (0.14)         (0.11)       (0.00)++
        Year ended 12/31/2004......................    10.60         0.11           0.89           1.00        (0.18)
        Year ended 12/31/2003......................     8.43         0.09           2.19           2.28        (0.11)
        Year ended 12/31/2002......................    10.82         0.13          (2.39)         (2.26)       (0.13)
        Period from 5/15/2001+++ to 12/31/2001.....    12.06         0.11          (0.68)         (0.57)          --
THE GUARDIAN S&P 500 INDEX FUND
      CLASS A:
        Six months ended 6/30/2005+................     8.30         0.05          (0.13)         (0.08)       (0.05)
        Year ended 12/31/2004......................     7.63         0.12           0.66           0.78        (0.11)
        Year ended 12/31/2003......................     6.04         0.08           1.59           1.67        (0.08)
        Year ended 12/31/2002......................     7.90         0.10          (1.86)         (1.76)       (0.10)
        Year ended 12/31/2001......................     9.07         0.06          (1.17)         (1.11)       (0.06)
        Period from 7/25/2000+++ to 12/31/2000.....    10.06         0.03          (0.99)         (0.96)       (0.03)
      CLASS B:
        Six months ended 6/30/2005+................     8.28         0.02          (0.13)         (0.11)       (0.02)
        Year ended 12/31/2004......................     7.62         0.06           0.66           0.72        (0.06)
        Year ended 12/31/2003......................     6.03         0.03           1.59           1.62        (0.03)
        Year ended 12/31/2002......................     7.88         0.02          (1.85)         (1.83)       (0.02)
        Year ended 12/31/2001......................     9.05         0.01          (1.18)         (1.17)       (0.00)++
        Period from 7/25/2000+++ to 12/31/2000.....    10.06         0.00++        (1.01)         (1.01)          --
      CLASS C:
        Six months ended 6/30/2005+................     8.27         0.02          (0.13)         (0.11)       (0.02)
        Year ended 12/31/2004......................     7.61         0.06           0.66           0.72        (0.06)
        Year ended 12/31/2003......................     6.03         0.03           1.58           1.61        (0.03)
        Year ended 12/31/2002......................     7.88         0.02          (1.85)         (1.83)       (0.02)
        Year ended 12/31/2001......................     9.05         0.01          (1.17)         (1.16)       (0.01)
        Period from 7/25/2000+++ to 12/31/2000.....    10.06         0.00++        (1.01)         (1.01)          --
      CLASS K:
        Six months ended 6/30/2005+................     8.29         0.04          (0.13)         (0.09)       (0.03)
        Year ended 12/31/2004......................     7.63         0.08           0.66           0.74        (0.08)
        Year ended 12/31/2003......................     6.04         0.06           1.59           1.65        (0.06)
        Year ended 12/31/2002......................     7.90         0.05          (1.86)         (1.81)       (0.05)
        Period from 5/15/2001+++ to 12/31/2001.....     8.59         0.02          (0.69)         (0.67)       (0.02)

  + Unaudited.
 ++ Rounds to less than $0.01.
+++ Commencement of operations.

--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                            RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                           -----------------------------------------------------------------------------------
    GAIN ON                                                                                             NET
  INVESTMENTS      NET ASSET               NET ASSETS,                      EXPENSES      GAAF      INVESTMENT
  AND FOREIGN       VALUE,                END OF PERIOD      EXPENSES       WAIVED/      GROSS     INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL        (000'S         TO AVERAGE     SUBSIDIZED   EXPENSE     TO AVERAGE     TURNOVER
  TRANSACTIONS      PERIOD     RETURN*      OMITTED)       NET ASSETS(A)     BY GIS     RATIO(B)    NET ASSETS       RATE
----------------------------------------------------------------------------------------------------------------------------
         --         $11.31      (0.91)%(c)    $101,549         0.41%(d)       0.77%(d)    0.84%(d)      0.86%(d)       3%
         --          11.43       9.84        111,486           0.41           0.76        0.86          1.30           0
         --          10.63      27.87        118,988           0.43           0.77        0.92(e)       1.25           0
         --           8.45     (20.64)       110,593           0.42           0.73        0.89(e)       1.60           4
     $(0.67)         10.84     (10.23)       169,386           0.47           0.63        0.83(e)       2.44          51
      (1.49)         13.00       1.00        227,228           0.46           0.60        0.96(e)       3.07          11
         --          11.26      (1.23)(c)      24,567          1.24(d)        0.77(d)     1.67(d)      (0.01)(d)       3
         --          11.40       8.83         29,226           1.23           0.76        1.68          0.46           0
         --          10.57      26.65         32,863           1.27           0.77        1.75(e)       0.43           0
         --           8.41     (21.31)        29,064           1.25           0.73        1.71(e)       0.78           4
      (0.67)         10.77     (10.99)        44,813           1.28           0.63        1.64(e)       1.62          51
      (1.49)         12.95       0.26         51,024           1.28           0.60        1.76(e)       2.29          11
         --          11.26      (1.31)(c)       8,290          1.40(d)        0.77(d)     1.83(d)      (0.10)(d)       3
         --          11.41       8.68          8,431           1.42           0.76        1.87          0.35           0
         --          10.56      26.39          7,857           1.51           0.77        2.00(e)       0.19           0
         --           8.39     (21.70)         6,470           1.50           0.73        1.97(e)       0.58           4
      (0.67)         10.77     (11.48)         8,080           1.46           0.63        1.82(e)       1.43          51
      (0.92)         12.94      (4.18)(c)       8,544          1.49(d)        0.55(d)     1.93(d)(e)      2.61(d)     11
         --          11.31      (0.93)(c)       9,599          0.69(d)        0.77(d)     1.12(d)       0.63(d)        3
         --          11.42       9.51          9,293           0.68           0.76        1.13          1.13           0
         --          10.60      27.20          7,859           0.68           0.77        1.17(e)       1.04           0
         --           8.43     (21.05)         6,126           0.70           0.73        1.16(e)       1.39           4
      (0.67)         10.82      (4.85)(c)       7,619          0.75(d)        0.72(d)     1.16(d)(e)      1.57(d)     51
         --           8.17      (1.02)(c)     145,657          0.53(d)        0.17(d)       --          1.32(d)        1
         --           8.30      10.30        145,072           0.53           0.18          --          1.50           1
         --           7.63      27.78        129,228           0.53           0.25          --          1.26           4
         --           6.04     (22.35)       100,129           0.53           0.13          --          1.03          10
         --           7.90     (12.25)       276,645           0.53           0.10          --          0.87           1
      (0.00)(f)       9.07      (9.53)(c)     167,487          0.53(d)        0.21(d)       --          0.71(d)        4
         --           8.15      (1.34)(c)      13,148          1.28(d)        0.42(d)       --          0.56(d)        1
         --           8.28       9.40         13,394           1.28           0.45          --          0.75           1
         --           7.62      26.94         12,070           1.28           0.61          --          0.51           4
         --           6.03     (23.22)         8,472           1.28           0.52          --          0.33          10
         --           7.88     (12.87)         9,705           1.28           0.47          --          0.09           1
      (0.00)(f)       9.05     (10.00)(c)       7,677          1.28(d)        0.47(d)       --         (0.04)(d)       4
         --           8.14      (1.34)(c)       9,183          1.28(d)        0.47(d)       --          0.57(d)        1
         --           8.27       9.41          9,842           1.28           0.49          --          0.74           1
         --           7.61      26.77          8,796           1.28           0.67          --          0.51           4
         --           6.03     (23.21)         6,175           1.28           0.57          --          0.33          10
         --           7.88     (12.87)         7,598           1.28           0.49          --          0.09           1
      (0.00)(f)       9.05     (10.00)(c)       7,296          1.28(d)        0.47(d)       --         (0.04)(d)       4
         --           8.17      (1.09)(c)      11,233          0.93(d)        0.15(d)       --          0.92(d)        1
         --           8.29       9.72         10,244           0.93           0.16          --          1.13           1
         --           7.63      27.31          7,594           0.93           0.21          --          0.86           4
         --           6.04     (23.00)         5,722           0.93           0.10          --          0.68          10
         --           7.90      (7.76)(c)       7,383          0.93(d)        0.15(d)       --          0.47(d)        1

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS and do not include the expenses of the underlying Funds.
(b) Amounts include the expenses of the underlying Funds.
(c) Not annualized.
(d) Annualized.
(e) Reflects adjustments made on prior year's expense waivers.
(f) Rounds to less than $0.01.

--------------------------------------------------------------------------------

-  THE PARK AVENUE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                     BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH
  FUND
      CLASS A:
        Six months ended 6/30/2005+................   $13.26       $ 0.11         $(0.13)        $(0.02)      $(0.05)
        Year ended 12/31/2004......................    11.43         0.03           1.83           1.86        (0.03)
        Year ended 12/31/2003......................     8.90         0.18           2.33           2.51        (0.01)
        Year ended 12/31/2002......................    11.09         0.06          (2.25)         (2.19)          --
        Year ended 12/31/2001......................    14.28         0.01          (3.20)         (3.19)          --
        Year ended 12/31/2000......................    23.36        (0.06)         (5.52)         (5.58)          --
      CLASS B:
        Six months ended 6/30/2005+................    12.02        (0.11)          0.02          (0.09)          --
        Year ended 12/31/2004......................    10.45        (0.29)          1.86           1.57           --
        Year ended 12/31/2003......................     8.22        (0.16)          2.36           2.20           --
        Year ended 12/31/2002......................    10.38        (0.19)         (1.97)         (2.16)          --
        Year ended 12/31/2001......................    13.54        (0.20)         (2.96)         (3.16)          --
        Year ended 12/31/2000......................    22.61        (0.11)         (5.46)         (5.57)          --
      CLASS C:
        Six months ended 6/30/2005+................    12.06         0.03          (0.11)         (0.08)          --
        Year ended 12/31/2004......................    10.47        (0.08)          1.67           1.59           --
        Year ended 12/31/2003......................     8.24        (0.08)          2.28           2.20           --
        Year ended 12/31/2002......................    10.40        (0.09)         (2.07)         (2.16)          --
        Year ended 12/31/2001......................    13.55        (0.12)         (3.03)         (3.15)          --
        Period from 8/7/2000++ to 12/31/2000.......    19.19        (0.09)         (2.20)         (2.29)          --
      CLASS K:
        Six months ended 6/30/2005+................    13.06         0.09          (0.12)         (0.03)       (0.04)
        Year ended 12/31/2004......................    11.24         0.00+++        1.82           1.82           --
        Year ended 12/31/2003......................     8.76         0.00+++        2.45           2.45           --
        Year ended 12/31/2002......................    10.94         0.00+++       (2.18)         (2.18)          --
        Period from 5/15/2001++ to 12/31/2001......    12.96        (0.04)         (1.98)         (2.02)          --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
      CLASS A:
        Six months ended 6/30/2005+................    14.67         0.10           1.08           1.18           --
        Year ended 12/31/2004......................    12.39         0.05           2.85           2.90        (0.03)
        Year ended 12/31/2003......................     8.07         0.05           4.27           4.32           --
        Year ended 12/31/2002......................     8.45         0.01          (0.39)         (0.38)          --
        Year ended 12/31/2001......................     8.31         0.01           0.13           0.14           --
        Year ended 12/31/2000......................    11.13        (0.55)         (2.05)         (2.60)       (0.22)
      CLASS B:
        Six months ended 6/30/2005+................    13.39         0.01           1.00           1.01           --
        Year ended 12/31/2004......................    11.44        (0.05)          2.59           2.54           --
        Year ended 12/31/2003......................     7.55        (0.04)          3.93           3.89           --
        Year ended 12/31/2002......................     7.98        (0.10)         (0.33)         (0.43)          --
        Year ended 12/31/2001......................     7.97        (0.10)          0.11           0.01           --
        Year ended 12/31/2000......................    10.65         0.08          (2.76)         (2.68)          --
      CLASS C:
        Six months ended 6/30/2005+................    13.43         0.05           0.97           1.02           --
        Year ended 12/31/2004......................    11.47        (0.06)          2.61           2.55           --
        Year ended 12/31/2003......................     7.56        (0.04)          3.95           3.91           --
        Year ended 12/31/2002......................     8.00        (0.09)         (0.35)         (0.44)          --
        Year ended 12/31/2001......................     7.98        (0.09)          0.11           0.02           --
        Period from 8/7/2000++ to 12/31/2000.......     9.92        (0.08)         (1.86)         (1.94)          --
      CLASS K:
        Six months ended 6/30/2005+................    14.39         0.09           1.06           1.15        (0.01)
        Year ended 12/31/2004......................    12.19         0.01           2.79           2.80        (0.01)
        Year ended 12/31/2003......................     7.97         0.03           4.19           4.22           --
        Year ended 12/31/2002......................     8.36        (0.03)         (0.36)         (0.39)          --
        Period from 5/15/2001++ to 12/31/2001......     8.35        (0.06)          0.07           0.01           --

  + Unaudited.
 ++ Commencement of operations.
+++ Rounds to less than $0.01.

--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                                         RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                                                     --------------------------------------------------------
    GAIN ON                                                                                            NET
  INVESTMENTS                                NET ASSET               NET ASSETS,      EXPENSES     INVESTMENT
  AND FOREIGN                                 VALUE,                END OF PERIOD    TO AVERAGE   INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED   REDEMPTION   TAX RETURN    END OF      TOTAL        (000'S           NET        TO AVERAGE     TURNOVER
  TRANSACTIONS        FEES      OF CAPITAL    PERIOD     RETURN*      OMITTED)         ASSETS      NET ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------
         --          $0.00(a)         --      $13.19      (0.18)%(b)     $34,043        1.85%(c)       1.53%(c)       17%
         --           0.00(a)         --       13.26      16.34         35,106          1.94           0.13           24
         --           0.03            --       11.43      28.57         32,126          1.93           0.50           44
         --             --            --        8.90     (19.75)        47,948          1.62           0.29           45
         --             --            --       11.09     (22.34)        80,856          1.53           0.06           63
     $(3.26)            --        $(0.24)      14.28     (23.81)        94,482          1.45          (0.29)          78
         --           0.00(a)         --       11.93      (0.75)(b)       5,647         3.01(c)        0.34(c)        17
         --           0.00(a)         --       12.02      15.02          6,307          3.08          (0.98)          24
         --           0.03            --       10.45      27.13          6,535          3.19          (1.00)          44
         --             --            --        8.22     (20.81)         5,598          2.87          (0.98)          45
         --             --            --       10.38     (23.34)         8,228          2.62          (1.05)          63
      (3.26)            --         (0.24)      13.54     (24.56)        12,747          2.43          (1.27)          78
         --           0.00(a)         --       11.98      (0.66)(b)       6,607         2.81(c)        0.56(c)        17
         --           0.00(a)         --       12.06      15.19          6,687          2.95          (0.89)          24
         --           0.03            --       10.47      27.06          5,546          3.10          (0.93)          44
         --             --            --        8.24     (20.77)         4,381          2.85          (0.99)          45
         --             --            --       10.40     (23.25)         5,530          2.60          (1.04)          63
      (3.11)            --         (0.24)      13.55     (11.72)(b)       7,208         2.51(c)       (1.52)(c)       78
         --           0.00(a)         --       12.99      (0.25)(b)       9,036         2.03(c)        1.35(c)        17
         --           0.00(a)         --       13.06      16.19          8,792          2.04           0.00(a)        24
         --           0.03            --       11.24      28.31          6,979          2.13           0.04           44
         --             --            --        8.76     (19.93)         5,407          1.86           0.01           45
         --             --            --       10.94     (15.59)(b)       6,753         1.84(c)       (0.60)(c)       63
      (0.38)          0.00(a)         --       15.47       8.14 (b)      78,058         1.78(c)        1.60(c)        19
      (0.59)          0.00(a)         --       14.67      23.53         61,975          1.88           0.42           71
         --             --            --       12.39      53.53         43,561          2.10           0.57           74
         --             --            --        8.07      (4.50)        27,356          2.10          (0.04)          81
         --             --            --        8.45       1.68         19,777          2.39          (0.19)         101
         --             --            --        8.31     (23.88)        18,439          2.18          (0.86)         101
      (0.38)          0.00(a)         --       14.02       7.64 (b)      10,781         2.74(c)        0.59(c)        19
      (0.59)          0.00(a)         --       13.39      22.28         12,138          2.90          (0.58)          71
         --             --            --       11.44      51.52          9,389          3.20          (0.54)          74
         --             --            --        7.55      (5.39)         5,965          3.21          (1.16)          81
         --             --            --        7.98       0.13          6,023          3.51          (1.28)         101
         --             --            --        7.97     (25.16)         6,105          3.79          (2.54)         101
      (0.38)          0.00(a)         --       14.07       7.70 (b)      13,612         2.70(c)        0.64(c)        19
      (0.59)          0.00(a)         --       13.43      22.30         12,291          2.85          (0.55)          71
         --             --            --       11.47      51.72          9,540          3.17          (0.51)          74
         --             --            --        7.56      (5.50)         6,306          3.12          (1.08)          81
         --             --            --        8.00       0.25          6,486          3.34          (1.12)         101
         --             --            --        7.98     (19.56)(b)       6,466         3.49(c)       (2.31)(c)      101
      (0.38)          0.00(a)         --       15.15       7.94 (b)      16,873         2.12(c)        1.22(c)        19
      (0.59)          0.00(a)         --       14.39      23.16         15,202          2.19           0.12           71
         --             --            --       12.19      52.95         11,803          2.38           0.29           74
         --             --            --        7.97      (4.67)         7,685          2.36          (0.32)          81
         --             --            --        8.36       0.12 (b)       8,020         2.63(c)       (1.23)(c)      101

 *  Excludes the effect of sales load.
(a) Rounds to less than $0.01.
(b) Not annualized.
(c) Annualized.

--------------------------------------------------------------------------------

-  THE PARK AVENUE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS
                                                     NET ASSET                 AND FOREIGN      INCREASE    DIVIDENDS
                                                      VALUE,        NET          CURRENCY         FROM       FROM NET
                                                     BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
      CLASS A:
        Six months ended 6/30/2005+................   $10.02       $0.19          $ 0.05         $0.24        $(0.19)
        Year ended 12/31/2004......................    10.09        0.38            0.03          0.41         (0.38)
        Year ended 12/31/2003......................    10.28        0.35            0.11          0.46         (0.35)
        Year ended 12/31/2002......................     9.86        0.44            0.45          0.89         (0.44)
        Year ended 12/31/2001......................     9.61        0.50            0.30          0.80         (0.50)
        Year ended 12/31/2000......................     9.33        0.60            0.28          0.88         (0.60)
      CLASS B:
        Six months ended 6/30/2005+................    10.01        0.16            0.05          0.21         (0.16)
        Year ended 12/31/2004......................    10.09        0.30            0.02          0.32         (0.30)
        Year ended 12/31/2003......................    10.28        0.27            0.11          0.38         (0.27)
        Year ended 12/31/2002......................     9.86        0.37            0.45          0.82         (0.37)
        Year ended 12/31/2001......................     9.60        0.43            0.31          0.74         (0.43)
        Period from 8/7/2000++ to 12/31/2000.......     9.41        0.22            0.19          0.41         (0.22)
      CLASS C:
        Six months ended 6/30/2005+................    10.01        0.16            0.05          0.21         (0.16)
        Year ended 12/31/2004......................    10.09        0.30            0.02          0.32         (0.30)
        Year ended 12/31/2003......................    10.28        0.27            0.11          0.38         (0.27)
        Year ended 12/31/2002......................     9.86        0.37            0.45          0.82         (0.37)
        Year ended 12/31/2001......................     9.60        0.43            0.31          0.74         (0.43)
        Period from 8/7/2000++ to 12/31/2000.......     9.41        0.22            0.19          0.41         (0.22)
      CLASS K:
        Six months ended 6/30/2005+................    10.03        0.17            0.05          0.22         (0.17)
        Year ended 12/31/2004......................    10.10        0.34            0.03          0.37         (0.34)
        Year ended 12/31/2003......................    10.29        0.31            0.11          0.42         (0.31)
        Year ended 12/31/2002......................     9.87        0.40            0.45          0.85         (0.40)
        Period from 5/15/2001++ to 12/31/2001......     9.68        0.28            0.24          0.52         (0.28)
THE GUARDIAN LOW DURATION BOND FUND
      CLASS A:
        Six months ended 6/30/2005+................     9.93        0.13           (0.05)         0.08         (0.13)
        Year ended 12/31/2004......................    10.02        0.23           (0.09)         0.14         (0.23)
        Period from 7/30/2003++ to 12/31/2003......    10.00        0.08            0.02          0.10         (0.08)
      CLASS B:
        Six months ended 6/30/2005+................     9.93        0.10           (0.05)         0.05         (0.10)
        Year ended 12/31/2004......................    10.02        0.15           (0.09)         0.06         (0.15)
        Period from 7/30/2003++ to 12/31/2003......    10.00        0.05            0.02          0.07         (0.05)
      CLASS C:
        Six months ended 6/30/2005+................     9.93        0.10           (0.05)         0.05         (0.10)
        Year ended 12/31/2004......................    10.02        0.15           (0.09)         0.06         (0.15)
        Period from 7/30/2003++ to 12/31/2003......    10.00        0.05            0.02          0.07         (0.05)
      CLASS K:
        Six months ended 6/30/2005+................     9.93        0.11           (0.05)         0.06         (0.11)
        Year ended 12/31/2004......................    10.02        0.19           (0.09)         0.10         (0.19)
        Period from 7/30/2003++ to 12/31/2003......    10.00        0.06            0.02          0.08         (0.06)

 + Unaudited.
++ Commencement of operations.

--------------------------------------------------------------------------------

 DISTRIBUTIONS                                                            RATIOS/SUPPLEMENTAL DATA
      FROM                               -------------------------------------------------------------------------------------------
  NET REALIZED                                                                    EXPENSES                       NET
    GAIN ON                                                                      (EXCLUDING                   INVESTMENT
  INVESTMENTS      NET ASSET               NET ASSETS,           NET              INTEREST                      INCOME
  AND FOREIGN       VALUE,                END OF PERIOD        EXPENSES           EXPENSE)        EXPENSES    TO AVERAGE   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL        (000'S           TO AVERAGE         TO AVERAGE      SUBSIDIZED      NET       TURNOVER
  TRANSACTIONS      PERIOD     RETURN*      OMITTED)       NET ASSETS(A)(B)    NET ASSETS(A)       BY GIS       ASSETS       RATE
------------------------------------------------------------------------------------------------------------------------------------
     $(0.04)        $10.03      2.49%(c)    $105,991             0.85%(d)           0.85%(d)        0.14%(d)     3.89%(d)     101%
      (0.10)         10.02      4.10         105,131             0.85               0.85            0.13         3.74         233
      (0.30)         10.09      4.53         143,536             0.85               0.85            0.11         3.40         257
      (0.03)         10.28      9.25         170,658             0.85               0.85            0.08         4.37         275
      (0.05)          9.86      8.55         144,900             0.86               0.85            0.09         5.11         414
         --           9.61      9.81         124,805             0.85               0.85            0.09         6.41         344
      (0.04)         10.02      2.11(c)       14,952             1.60(d)            1.60(d)         0.30(d)      3.14(d)      101
      (0.10)         10.01      3.22          16,685             1.60               1.60            0.28         2.99         233
      (0.30)         10.09      3.75          18,374             1.60               1.60            0.27         2.65         257
      (0.03)         10.28      8.43          19,308             1.60               1.60            0.27         3.58         275
      (0.05)          9.86      7.86          13,036             1.61               1.60            0.31         4.31         414
         --           9.60      4.40(c)        8,493             1.60(d)            1.60(d)         0.34(d)      5.78(d)      344
      (0.04)         10.02      2.11(c)       10,191             1.60(d)            1.60(d)         0.34(d)      3.14(d)      101
      (0.10)         10.01      3.22          11,422             1.60               1.60            0.33         2.99         233
      (0.30)         10.09      3.75          11,206             1.60               1.60            0.35         2.66         257
      (0.03)         10.28      8.44          10,753             1.60               1.60            0.36         3.64         275
      (0.05)          9.86      7.85           9,090             1.61               1.60            0.36         4.36         414
         --           9.60      4.39(c)        8,356             1.60(d)            1.60(d)         0.34(d)      5.78(d)      344
      (0.04)         10.04      2.29(c)        8,930             1.25(d)            1.25(d)         0.09(d)      3.49(d)      101
      (0.10)         10.03      3.69          11,004             1.25               1.25            0.06         3.34         233
      (0.30)         10.10      4.11           9,820             1.25               1.25            0.05         3.00         257
      (0.03)         10.29      8.81           9,213             1.25               1.25            0.03         4.00         275
      (0.05)          9.87      5.43(c)        8,436             1.26(d)            1.25(d)         0.08(d)      4.48(d)      414
         --           9.88      0.85(c)        9,599             0.80(d)              --            0.71(d)      2.72(d)       87
         --           9.93      1.36           9,487             0.80                 --            0.69         2.25          68
         --          10.02      0.99(c)        8,457             0.80(d)              --            1.20(d)      1.87(d)       97
         --           9.88      0.47(c)        8,640             1.55(d)              --            0.72(d)      1.97(d)       87
         --           9.93      0.61           8,695             1.55                 --            0.70         1.51          68
         --          10.02      0.67(c)        7,743             1.55(d)              --            1.20(d)      1.11(d)       97
         --           9.88      0.47(c)        7,788             1.55(d)              --            0.76(d)      1.97(d)       87
         --           9.93      0.61           7,817             1.55                 --            0.73         1.51          68
         --          10.02      0.67(c)        7,611             1.55(d)              --            1.21(d)      1.11(d)       97
         --           9.88      0.65(c)        8,898             1.20(d)              --            0.38(d)      2.33(d)       87
         --           9.93      0.96           7,718             1.20                 --            0.39         1.86          68
         --          10.02      0.82(c)        7,565             1.20(d)              --            0.97(d)      1.46(d)       97

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Expense ratio includes interest expense associated with reverse repurchase agreements.
(c) Not annualized.
(d) Annualized.

--------------------------------------------------------------------------------

-   THE PARK AVENUE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                               NET REALIZED
                                                                               & UNREALIZED
                                                                              GAIN/(LOSS) ON
                                                                               INVESTMENTS     INCREASE/
                                                     NET ASSET                 AND FOREIGN     (DECREASE)   DIVIDENDS
                                                      VALUE,        NET          CURRENCY         FROM       FROM NET
                                                     BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                     OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                     -----------------------------------------------------------------
THE GUARDIAN HIGH YIELD BOND FUND
      CLASS A:
        Six months ended 6/30/2005+................   $ 7.58       $0.24          $(0.15)        $ 0.09       $(0.24)
        Year ended 12/31/2004......................     7.45        0.52            0.13           0.65        (0.52)
        Year ended 12/31/2003......................     6.69        0.54            0.76           1.30        (0.54)
        Year ended 12/31/2002......................     7.19        0.55           (0.50)          0.05        (0.55)
        Year ended 12/31/2001......................     7.66        0.69           (0.47)          0.22        (0.69)
        Year ended 12/31/2000......................     8.98        0.77           (1.32)         (0.55)       (0.77)
      CLASS B:
        Six months ended 6/30/2005+................     7.57        0.21           (0.14)          0.07        (0.21)
        Year ended 12/31/2004......................     7.45        0.47            0.12           0.59        (0.47)
        Year ended 12/31/2003......................     6.69        0.48            0.76           1.24        (0.48)
        Year ended 12/31/2002......................     7.18        0.50           (0.49)          0.01        (0.50)
        Year ended 12/31/2001......................     7.66        0.64           (0.48)          0.16        (0.64)
        Year ended 12/31/2000......................     8.97        0.68           (1.31)         (0.63)       (0.68)
      CLASS C:
        Six months ended 6/30/2005+................     7.57        0.21           (0.15)          0.06        (0.21)
        Year ended 12/31/2004......................     7.45        0.47            0.12           0.59        (0.47)
        Year ended 12/31/2003......................     6.69        0.48            0.76           1.24        (0.48)
        Year ended 12/31/2002......................     7.18        0.50           (0.49)          0.01        (0.50)
        Year ended 12/31/2001......................     7.65        0.64           (0.47)          0.17        (0.64)
        Period from 8/7/2000++ to 12/31/2000.......     8.47        0.28           (0.82)         (0.54)       (0.28)
      CLASS K:
        Six months ended 6/30/2005+................     7.58        0.22           (0.15)          0.07        (0.22)
        Year ended 12/31/2004......................     7.45        0.49            0.13           0.62        (0.49)
        Year ended 12/31/2003......................     6.69        0.51            0.76           1.27        (0.51)
        Year ended 12/31/2002......................     7.19        0.53           (0.50)          0.03        (0.53)
        Period from 5/15/2001++ to 12/31/2001......     7.68        0.39           (0.49)         (0.10)       (0.39)
THE GUARDIAN TAX-EXEMPT FUND
      CLASS A:
        Six months ended 6/30/2005+................    10.19        0.18            0.21           0.39        (0.18)
        Year ended 12/31/2004......................    10.31        0.36            0.08           0.44        (0.36)
        Year ended 12/31/2003......................    10.51        0.37            0.18           0.55        (0.37)
        Year ended 12/31/2002......................    10.09        0.40            0.61           1.01        (0.40)
        Year ended 12/31/2001......................    10.10        0.41            0.06           0.47        (0.41)
        Year ended 12/31/2000......................     9.40        0.43            0.70           1.13        (0.43)
      CLASS C:
        Six months ended 6/30/2005+................    10.19        0.14            0.21           0.35        (0.14)
        Year ended 12/31/2004......................    10.31        0.28            0.08           0.36        (0.28)
        Year ended 12/31/2003......................    10.51        0.29            0.18           0.47        (0.29)
        Year ended 12/31/2002......................    10.09        0.32            0.61           0.93        (0.32)
        Year ended 12/31/2001......................    10.10        0.34            0.06           0.40        (0.34)
        Period from 8/7/2000++ to 12/31/2000.......     9.77        0.14            0.33           0.47        (0.14)

 + Unaudited.
++ Commencement of operations.

--------------------------------------------------------------------------------

 DISTRIBUTIONS
      FROM                                                                  RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                                        ---------------------------------------------------------------------
    GAIN ON                                             NET ASSETS,                                     NET
  INVESTMENTS                   NET ASSET                 END OF             NET                     INVESTMENT
  AND FOREIGN                    VALUE,                   PERIOD          EXPENSES       EXPENSES      INCOME     PORTFOLIO
CURRENCY RELATED   REDEMPTION    END OF      TOTAL        (000'S         TO AVERAGE     SUBSIDIZED   TO AVERAGE   TURNOVER
  TRANSACTIONS        FEES       PERIOD     RETURN*      OMITTED)       NET ASSETS(A)     BY GIS     NET ASSETS     RATE
---------------------------------------------------------------------------------------------------------------------------
         --          $0.00(b)    $ 7.43       1.17%(c)     $53,975          0.85%(d)       0.31%(d)     6.39%(d)      45%
         --           0.00(b)      7.58       9.15         57,250           0.85           0.34         7.00          95
         --             --         7.45      20.11         42,589           0.85           0.42         7.59         153
         --             --         6.69       0.96         33,894           0.85           0.45         8.17          69
         --             --         7.19       2.87         33,797           0.85           0.47         9.21         141
         --             --         7.66     (6.53)         38,646           0.85           0.38         9.03         163
         --           0.00(b)      7.43       0.93(c)       9,876           1.60(d)        0.57(d)      5.64(d)       45
         --           0.00(b)      7.57       8.20         10,013           1.60           0.62         6.30          95
         --             --         7.45      19.22         10,018           1.60           0.72         6.85         153
         --             --         6.69       0.35          8,336           1.60           0.77         7.42          69
         --             --         7.18       1.96          8,182           1.60           0.78         8.42         141
         --             --         7.66     (7.32)          7,567           1.74           0.77         8.37         163
         --           0.00(b)      7.42       0.80(c)      10,291           1.60(d)        0.54(d)      5.64(d)       45
         --           0.00(b)      7.57       8.20         10,110           1.60           0.59         6.29          95
         --             --         7.45      19.22          9,316           1.60           0.71         6.85         153
         --             --         6.69       0.35          7,710           1.60           0.77         7.42          69
         --             --         7.18       2.09          7,657           1.60           0.71         8.43         141
         --             --         7.65     (6.42)(c)       7,491           1.60(d)        0.63(d)      8.74(d)      163
         --           0.00(b)      7.43       0.97(c)      11,268           1.25(d)        0.25(d)      5.99(d)       45
         --           0.00(b)      7.58       8.72         10,734           1.25           0.28         6.64          95
         --             --         7.45      19.63          9,581           1.25           0.33         7.20         153
         --             --         6.69       0.55          7,944           1.25           0.35         7.77          69
         --             --         7.19     (1.31)(c)       7,893           1.25(d)        0.41(d)      8.36(d)      141
     $(0.02)            --        10.38       3.84(c)      86,417           0.86(d)(e)     0.08(d)      3.58(d)       70
      (0.20)            --        10.19       4.38         82,118           0.87(e)        0.09         3.49         161
      (0.38)            --        10.31       5.34         80,025           0.89(e)        0.09         3.52          68
      (0.19)            --        10.51      10.20        113,852           0.87(e)        0.06         3.85          99
      (0.07)            --        10.09       4.78        107,676           0.91(e)        0.09         4.03         181
         --             --        10.10      12.29         97,185           0.88(e)        0.07         4.43         124
      (0.02)            --        10.38       3.46(c)      11,049           1.61(d)(e)     0.31(d)      2.83(d)       70
      (0.20)            --        10.19       3.60         10,704           1.62(e)        0.33         2.74         161
      (0.38)            --        10.31       4.54         10,553           1.64(e)        0.36         2.77          68
      (0.19)            --        10.51       9.37          9,741           1.62(e)        0.37         3.11          99
      (0.07)            --        10.09       3.99          8,783           1.66(e)        0.37         3.28         181
         --             --        10.10       4.87(c)       8,391           1.65(d)(e)     0.31(d)      3.62(d)      124

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Rounds to less than $0.01.
(c) Not annualized.
(d) Annualized.
(e) Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.85% for each year 12/31/2000, 2001, 2002, 2003, 2004 and 06/30/2005; in Class C the expense ratio is 1.60% for each year 12/31/2000, 2001, 2002, 2003, 2004 and 6/30/2005.

--------------------------------------------------------------------------------

-  THE PARK AVENUE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                     NET ASSET                DIVIDENDS    NET ASSET
                                                      VALUE,        NET        FROM NET     VALUE,
                                                     BEGINNING   INVESTMENT   INVESTMENT    END OF      TOTAL
                                                     OF PERIOD     INCOME       INCOME      PERIOD     RETURN*
                                                     ---------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
      CLASS A:
        Six months ended 6/30/2005+................   $1.000       $0.009      $(0.009)     $1.000     0.93%+++
        Year ended 12/31/2004......................    1.000        0.006       (0.006)      1.000      0.57
        Year ended 12/31/2003......................    1.000        0.004       (0.004)      1.000      0.37
        Year ended 12/31/2002......................    1.000        0.009       (0.009)      1.000      0.95
        Year ended 12/31/2001......................    1.000        0.032       (0.032)      1.000      3.27
        Year ended 12/31/2000......................    1.000        0.056       (0.056)      1.000      5.69
      CLASS B:
        Six months ended 6/30/2005+................    1.000        0.007       (0.007)      1.000     0.67+++
        Year ended 12/31/2004......................    1.000        0.006       (0.006)      1.000      0.57
        Year ended 12/31/2003......................    1.000        0.002       (0.002)      1.000      0.21
        Year ended 12/31/2002......................    1.000        0.002       (0.002)      1.000      0.23
        Year ended 12/31/2001......................    1.000        0.025       (0.025)      1.000      2.48
        Year ended 12/31/2000......................    1.000        0.052       (0.052)      1.000      5.34
      CLASS C:
        Six months ended 6/30/2005+................    1.000        0.007       (0.007)      1.000     0.67+++
        Year ended 12/31/2004......................    1.000        0.006       (0.006)      1.000      0.57
        Year ended 12/31/2003......................    1.000        0.002       (0.002)      1.000      0.21
        Year ended 12/31/2002......................    1.000        0.002       (0.002)      1.000      0.22
        Year ended 12/31/2001......................    1.000        0.025       (0.025)      1.000      2.48
        Period from 8/7/2000++ to 12/31/2000.......    1.000        0.020       (0.020)      1.000     2.03+++
      CLASS K:
        Six months ended 6/30/2005+................    1.000        0.007       (0.007)      1.000     0.73+++
        Year ended 12/31/2004......................    1.000        0.005       (0.005)      1.000      0.47
        Year ended 12/31/2003......................    1.000        0.002       (0.002)      1.000      0.18
        Year ended 12/31/2002......................    1.000        0.005       (0.005)      1.000      0.55
        Period from 5/15/2001++ to 12/31/2001......    1.000        0.013       (0.013)      1.000     1.26+++

  * Excludes the effect of sales load.
  + Unaudited.
 ++ Commencement of operations.
+++ Not annualized.

--------------------------------------------------------------------------------

                RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------
                                                  NET
                       NET                     INVESTMENT
  NET ASSETS,       EXPENSES       EXPENSES      INCOME
 END OF PERIOD     TO AVERAGE     SUBSIDIZED   TO AVERAGE
(000'S OMITTED)   NET ASSETS(A)     BY GIS     NET ASSETS
---------------------------------------------------------
   $427,684           0.85%(b)       0.05%(b)     1.87%(b)
    442,109           0.85           0.04         0.55
    529,321           0.85           0.05         0.38
    658,159           0.85           0.02         0.94
    606,045           0.85           0.04         3.13
    462,183           0.85           0.07         5.57



      6,483           1.37(b)        0.54(b)      1.33(b)
      8,144           0.85           0.99         0.53
     12,498           1.03(c)        0.73(c)      0.21
     18,485           1.57(c)        0.16(c)      0.22
     15,685           1.60           0.12         2.37
     11,860           1.14           0.63         5.25



      6,165           1.36(b)        0.30(b)      1.34(b)
      8,626           0.85           0.80         0.57
      9,086           1.02(c)        0.63(c)      0.21
      9,330           1.57(c)        0.06(c)      0.22
      8,492           1.60           0.04         2.47
      8,193           1.60(b)        0.13(b)      5.06(b)



      8,268           1.25(b)        0.01(b)      1.46(b)
     10,424           0.95           0.30         0.48
      9,682           1.25             --         0.18
      8,500           1.25             --         0.54
      8,125           1.25(b)        0.01(b)      1.99(b)

(a) After expenses subsidized by GIS.
(b) Annualized.
(c) Revised to reflect additional subsidies to maintain a minimum yield threshold.

--------------------------------------------------------------------------------

                                [GUARDIAN LOGO]

The Park Avenue Portfolio(R)

[GRAPHIC]            PROSPECTUS

                     May 1, 2005


                     The Guardian Park Avenue Fund(R)
                     The Guardian UBS Large Cap Value Fund(SM)
                     The Guardian Park Avenue Small Cap Fund(SM)
                     The Guardian UBS Small Cap Value Fund(SM)
                     The Guardian Asset Allocation Fund(SM)
                     The Guardian S&P 500 Index Fund(SM)
                     The Guardian Baillie Gifford International Growth Fund(SM)* The Guardian Baillie Gifford Emerging Markets Fund(SM)
                     The Guardian Investment Quality Bond Fund(SM)
                     The Guardian Low Duration Bond Fund(SM)
                     The Guardian High Yield Bond Fund(SM)
                     The Guardian Tax-Exempt Fund(SM)
                     The Guardian Cash Management Fund(SM)

                     * Formerly known as The Guardian Ballie Gifford
                       International Fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, are not insured by the Federal Deposit Insurance Corporation, the National Credit Union Association, the Federal Reserve Board or any other agency, and involve investment risk, including possible loss of the principal amount invested.


EB-010163 (5/05)

CONTENTS


OVERVIEW ............................................        1

ABOUT OUR FUNDS
- The Guardian Park Avenue Fund(R) ..................        2
- The Guardian UBS Large Cap Value Fund(SM) .........        6
- The Guardian Park Avenue Small Cap Fund(SM) .......       12
- The Guardian UBS Small Cap Value Fund(SM) .........       16
- The Guardian Asset Allocation Fund(SM) ............       22
- The Guardian S&P 500 Index Fund(SM) ...............       28
- The Guardian Baillie Gifford International Growth
  Fund(SM) ..........................................       33
- The Guardian Baillie Gifford Emerging Markets
  Fund(SM) ..........................................       38
- The Guardian Investment Quality Bond Fund(SM) .....       44
- The Guardian Low Duration Bond Fund(SM) ...........       49
- The Guardian High Yield Bond Fund(SM) .............       54
- The Guardian Tax-Exempt Fund(SM) ..................       59
- The Guardian Cash Management Fund(SM) .............       64

RISKS AND SPECIAL INVESTMENT TECHNIQUES
- Principal risks to investors ......................       68
- Special investment techniques .....................       73

FUND MANAGEMENT
- The Funds' investment advisers ....................       79
- Portfolio managers ................................       80

MANAGING YOUR ACCOUNT
- Types of shares available .........................       84
- How to sell shares ................................       95
- Excessive short-term trading ......................       99
- Special purchase and sale plans ...................      102
- Calculation of net asset values ...................      104

DIVIDENDS AND DISTRIBUTIONS .........................      106

TAXES ...............................................      107

FINANCIAL HIGHLIGHTS ................................      110

WHERE TO GET MORE INFORMATION .........................Back cover

OVERVIEW

THIS PROSPECTUS describes Funds in The Park Avenue Portfolio. Each Fund has its own investment objective, risks and opportunities. You should consider each Fund separately to determine if it's appropriate for you. No single Fund can provide a complete or balanced investment program, and there is no assurance that a particular Fund will achieve its investment objective.

There are thirteen mutual funds in The Park Avenue Portfolio. The prospectus begins with individual sections about each of the Funds, including their principal investment strategies, risk considerations, performance history, and expense information.

After the sections on the individual Funds, there is a section called Risks and special investment techniques, which provides detailed information about the risks highlighted in the individual Fund sections. In addition, Risks and special investment techniques provides detailed information about some of the financial instruments and transactions that the Funds may use in managing their investments. IT IS IMPORTANT THAT YOU REVIEW THIS SECTION CAREFULLY FOR A FULL UNDERSTANDING OF HOW EACH FUND OPERATES. We have also included information about the investment advisers of each Fund.

The rest of the prospectus tells you about how to buy and sell shares of the Funds, and includes general information about share prices, dividends and distributions, and taxes. Of course, you should consult your own tax adviser about the tax consequences of investing in the Funds. Finally, the prospectus provides a summary of financial and other information about the Funds.

OVERVIEW                                                           PROSPECTUS  1

ABOUT OUR FUNDS

STOCK SELECTION
SYSTEM
The Fund's investment adviser,
Guardian Investor Services LLC
(GIS), uses a stock selection
system to identify securities that
it believes represent good relative
value and have reasonable
prospects of superior relative
price gain.

THE GUARDIAN
PARK AVENUE FUND

OBJECTIVE

THE PARK AVENUE FUND seeks long-term growth of capital.
Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


At least 80% of the value of the Fund's total assets is invested in a diversified portfolio of U.S. common stocks and convertible securities. Convertible securities are described in the section called Risks and special investment techniques. Under normal circumstances, the Fund intends to be fully invested in these types of securities.

The Fund's investment adviser, Guardian Investor Services LLC (GIS), uses a stock selection system to identify securities that it believes represent good relative value and have reasonable prospects of superior relative price gain. This system uses several statistical models that score each security considered for purchase or sale. In making investment decisions, GIS will also take into account the prospects for each security and the portfolio managers' judgment about the outlook for specific industries, companies and the economy.

GIS uses a blended approach in managing the Fund's portfolio, comprising both growth and value stocks. Also, GIS integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio in a disciplined manner. Although the Fund may select companies of any size and in any industry sector, the Fund's core holdings will normally include a broadly diversified selection of securities from among the 600 largest U.S. companies in market capitalization.

The Fund may also invest up to 15% of its net assets in foreign securities. The Fund expects that most of this amount will be invested in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). All of the Fund's investments in these vehicles will be made in U.S. dollars. The Fund may also invest the remaining portion of its foreign investments in securities denominated in foreign currencies, and may use forward foreign currency exchange contracts to try to manage changes in currency exchange rates.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

 2 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN PARK AVENUE FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
25.07% for the quarter ended
12/31/1999.

WORST QUARTER
-20.50% for the quarter ended
3/31/2001.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in the stock markets, which include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry.

The Fund may invest in companies with small market capitalization, exposing you to the risks of investing in small companies. Small companies may expose you to greater risks than larger companies, such as dependence on limited financial resources, limited product lines and markets, and a small number of individuals in company management. These securities also trade less frequently and may have more dramatic price fluctuations.

The Fund could also be subject to the risks of foreign investing to the extent that its portfolio may be invested overseas. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

More detailed information about equity risk, small company risk and risks of foreign investing appears in the section called Risks and special investment techniques.


HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1995                                                                             34.28
1996                                                                             26.49
1997                                                                             34.85
1998                                                                              21.3
1999                                                                             30.25
2000                                                                            -18.62
2001                                                                            -21.75
2002                                                                            -21.56
2003                                                                             20.95
2004                                                                              5.64


ABOUT OUR FUNDS                                                    PROSPECTUS  3

THE GUARDIAN PARK AVENUE FUND

----------------------------------
NOTES

(1) Inception of Class B Shares: May 1, 1996 Class C Shares: August 7, 2000 Class K Shares: May 15, 2001

(2) The S&P 500 Index had average annual returns of 6.57% since May 1, 1996, the date of inception of Class B shares, -2.90% since August 7, 2000, the date of inception of Class C shares and -8.01% since May 15, 2001, the date of inception of Class K shares.

(3) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, Class K and Institutional Class shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown; and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(4) Sales charge applies for shares sold within one year of purchase.


Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns before and (for Class A shares) after taxes, for the 1-, 5- and 10-year periods ended December 31, 2004. It compares the Fund's performance before and (for Class A shares) after taxes, with the S&P 500 Index, an index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. No Institutional Class shares were outstanding in 2004. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                                                   10 YEARS,
                                                                    OR SINCE
                                        1 YEAR       5 YEARS       INCEPTION
-----------------------------------------------------------------------------
Class A shares(3)
-----------------------------------------------------------------------------
 Returns before taxes                    0.89%        -9.43%            8.23%
-----------------------------------------------------------------------------
 Returns after taxes
  on distributions                       0.68%       -10.10%            6.48%
-----------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of Fund shares                0.82%        -7.81%            6.67%
-----------------------------------------------------------------------------
Class B shares                           1.67%        -9.63%         4.63%(1)
-----------------------------------------------------------------------------
Class C shares                           3.41%           --%       -11.48%(1)
-----------------------------------------------------------------------------
Class K shares                           4.34%           --%        -3.63%(1)
-----------------------------------------------------------------------------
S&P 500 Index                           10.88%        -2.29%        12.05%(2)
-----------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                           MAXIMUM SALES            MAXIMUM DEFERRED SALES
                           CHARGE TO BUY         CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF     OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE    SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
Class A shares                     4.50%(1)                              None(2)
--------------------------------------------------------------------------------
Class B shares                     None                                 3.00%(3)
--------------------------------------------------------------------------------
Class C shares                     None                                 1.00%(4)
--------------------------------------------------------------------------------
Class K shares                     None                                 1.00%(2)
--------------------------------------------------------------------------------
Institutional Class
  shares                           None                                   None
--------------------------------------------------------------------------------


 4 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN PARK AVENUE FUND

EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 for the time periods shown


- your investment has a 5% return each year


- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

----------------------------------
NOTES

(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares for which a "dealer of record" has been designated.

(2) This table does not reflect deductions for expenses which relate to owning Class A Park Avenue Fund shares through a Value Guard variable annuity contract. The Value Guard prospectus provides information about such expenses.

(3) Based on estimated expenses for the current fiscal year. No Institutional Class shares were outstanding in 2004.


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                                      DISTRIBUTION
                          MANAGEMENT    (12B-1)        OTHER
      SHARE CLASS            FEES         FEES      EXPENSES(1)   TOTAL
-------------------------------------------------------------------------
Class A shares(2)              0.50%         0.00%      0.38%       0.88%
-------------------------------------------------------------------------
Class B shares                 0.50%         0.75%      0.59%       1.84%
-------------------------------------------------------------------------
Class C shares                 0.50%         0.75%      0.81%       2.06%
-------------------------------------------------------------------------
Class K shares                 0.50%         0.40%      0.30%       1.20%
-------------------------------------------------------------------------
Institutional Class
  shares                       0.50%         0.00%   0.18%(3)    0.68%(3)
-------------------------------------------------------------------------

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $536         $718         $  916        $1,486
                                       ----------------------------------------------------------------------------
                                       Class B shares               $487         $779         $1,095        $1,907
                                       ----------------------------------------------------------------------------
                                       Class C shares               $309         $646         $1,108        $2,390
                                       ----------------------------------------------------------------------------
                                       Class K shares               $222         $381         $  660        $1,455
                                       ----------------------------------------------------------------------------
                                       Institutional Class shares   $ 69         $218         $  379        $  847
                                       ----------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $536         $718         $  916        $1,486
                                       ----------------------------------------------------------------------------
                                       Class B shares               $187         $579         $  995        $1,907
                                       ----------------------------------------------------------------------------
                                       Class C shares               $209         $646         $1,108        $2,390
                                       ----------------------------------------------------------------------------
                                       Class K shares               $122         $381         $  660        $1,455
                                       ----------------------------------------------------------------------------
                                       Institutional Class shares   $ 69         $218         $  379        $  847
                                       ----------------------------------------------------------------------------


ABOUT OUR FUNDS                                                    PROSPECTUS  5

THE GUARDIAN UBS LARGE CAP VALUE FUND

LARGE MARKET
CAPITALIZATION
The Fund invests in large market capitalization companies. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding.



OBJECTIVE


THE GUARDIAN UBS LARGE CAP VALUE FUND seeks to maximize total return, consisting of capital appreciation and current income.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


Normally, at least 80% of the value of the Fund's net assets, including any borrowings for investment purposes, is invested in equity securities issued by companies with a large market capitalization at the time of purchase. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. The Fund defines large market capitalization companies as those companies in the market capitalization range of the Fund's benchmark, the Russell 1000 Value Index. Under normal market conditions, the Fund expects that its median market capitalization will approximate the median market capitalization of the index. As of March 31, 2005, the market capitalization of companies represented in the Russell 1000 Value Index ranged between $511 million and $389 billion, and the median market capitalization was $4.5 billion. Investments in equity securities may include dividend-paying securities, common stock, preferred stock and convertible securities. Convertible securities are described in the section called Risks and special investment techniques.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc., the Fund's investment sub-adviser (the "investment adviser"), do not reflect the company's full value. These expectations are based on the investment adviser's assessment of a company's ability to generate profit and grow the business in the future. The investment adviser's definition of "fundamental value" is the investment adviser's assessment of what a stock is worth and "market price" is the price that investors will pay to acquire a particular asset in the investment marketplace today. For each stock under analysis, the investment adviser estimates a fundamental value based upon detailed economic, industry and company analysis, and upon consideration of each company's management team, competitive advantage and core competencies, including structure and global integration. The investment adviser's on-site company visits examine the characteristics of each company (i.e., balance sheet fundamentals, culture, productivity, pricing, etc.), and the investment adviser determines which companies in its opinion offer attractive valuation. These value estimates are then compared to current market prices and ranked against the other stocks in the investment adviser's valuation universe. The Fund's portfolio is constructed by focusing on those stocks that rank in the top 20% of the valuation output.

The investment adviser's investment research combines both top-down and bottom-up analyses. The top-down analysis seeks to identify broad economic and market-shaping trends that influence security prices. These encompass both long-term and short-term economic factors and market-shaping themes ranging from global interest rate and inflation estimates to strategic sector and industry developments. The investment adviser seeks to identify broad trends that will affect the investment

 6 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN UBS LARGE CAP VALUE FUND


landscape and take advantage of them before other investors do. The bottom-up analysis includes researching the very specific factors that affect the cash flows of potential investments around the world. This research is integrated around the world, giving the investment adviser the ability to take advantage of a wide array of investment opportunities. Research teams are located in all of the world's major financial markets and utilize a consistent framework for researching and analyzing investments. The teams rank investment opportunities found in the global marketplace and evaluate the most likely risk and return scenarios that will occur within and across their focused sets of potential investments.

After the research teams identify opportunities, the investment adviser's investment specialists select securities, taking into account both the potential return as well as the potential risks inherent in each investment. For each new security considered, the investment adviser undertakes a detailed analysis of how the security will affect overall portfolio composition, which involves evaluating absolute risk as well as the risk relative to the appropriate benchmark. The investment adviser's dedicated risk analysis team uses risk analysis tools to augment the evaluation of investment risks. Working with this team, the investment specialists select investments and determine the weights those investments will be given within the portfolio. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common risk factor exposures (e.g., size, stock price, momentum), industry weightings and individual stock selection. The Fund attempts to ensure that investment decisions are implemented in a timely and cost-effective manner.

The Fund will invest primarily in companies with large market capitalizations as defined above; however, it may also invest no more than 20% of its assets in securities that fall outside of the definition. In addition, if movement in the market price causes a security to change from one classification to another, the security is not required to be sold from the Fund's portfolio.

The Fund may also invest up to 20% of its net assets in foreign issuers. Within this overall limit, the Fund intends to diversify among countries, but reserves the right to invest a substantial portion of its assets in one or a few countries if economic and business conditions warrant such investments. The Fund may use forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies or purchase and write put and call options on foreign currencies to try to manage the Fund's exposure to changes in currency exchange rates.

Benchmarks are indices comprised of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Fund's benchmark, Russell 1000 Value Index, plays an important role in the investment adviser's investment process. The Fund's investment adviser attempts to add value by employing various strategies of overweighting and underweighting broad country, sector and other factors such as market


ABOUT OUR FUNDS                                                    PROSPECTUS  7

THE GUARDIAN UBS LARGE CAP VALUE FUND


capitalization, volatility and earnings yield relative to the benchmark. The investment adviser's risk management team utilizes tools to help ensure that, during the portfolio construction process, unintended risks relative to the benchmark are mitigated.

As a temporary defensive strategy, the Fund may invest some or all of its assets in cash or cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

For more information on futures, options and forward foreign currency exchange contracts, see Risks and special investment techniques.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in the stock markets, which include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets or by the performance of an individual company or industry. You should be aware that the performance of different types of equity securities may decline under varying market conditions -- for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen and vice versa.

The Fund could also be subject to the risks of foreign investing to the extent that its portfolio may be invested overseas. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

More detailed information about equity risk and risks of foreign investing appears in the section called Risks and special investment techniques.


 8 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN UBS LARGE CAP VALUE FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
9.29% for the quarter ended
12/31/2004.

WORST QUARTER
0.79% for the quarter ended
9/30/2004.



HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing its performance for the past calendar year. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.




YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)


[TOTAL RETURNS BAR CHART]

2004                                                                             13.43


ABOUT OUR FUNDS                                                    PROSPECTUS  9

THE GUARDIAN UBS LARGE CAP VALUE FUND

----------------------------------
NOTES

(1) The Russell 1000 Value Index had average annual returns of 25.51% since February 3, 2003, the date of inception of Class B shares, Class C shares and the date of inception of Class K shares.

(2) After-tax returns are shown for Class A shares only and will vary for Class B, Class C and Class K shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Returns of Class B, Class C and Class K shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.



AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns before and (for Class A shares) after taxes, for the 1-year period and since inception through December 31, 2004. It compares the Fund's performance with the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                                               SINCE
                                                            INCEPTION ON
                                             1 YEAR       FEBRUARY 3, 2003
--------------------------------------------------------------------------
Class A shares(2)
--------------------------------------------------------------------------
 Returns before taxes                         8.33%              20.37%
--------------------------------------------------------------------------
 Returns after taxes
  on distributions                            5.94%              18.49%
--------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of Fund shares                     6.22%              16.62%
--------------------------------------------------------------------------
Class B shares                                9.52%              21.06%
--------------------------------------------------------------------------
Class C shares                               11.52%              22.38%
--------------------------------------------------------------------------
Class K shares                               12.05%              22.96%
--------------------------------------------------------------------------
Russell 1000 Value Index                     16.49%           25.51%(1)
--------------------------------------------------------------------------




 10 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN UBS LARGE CAP VALUE FUND

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.


(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(3) Maximum sales charge declines to 2% if shares are sold in years 3 and 4 after purchase; 1% in years 5 and 6; and zero in year 7 and beyond.


(4) Sales charge applies for shares sold within one year of purchase.

----------------------------------
NOTES

(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.

EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the time periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                     4.50%(1)                                 None(2)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(3)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(4)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(2)
-----------------------------------------------------------------------------------


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                        MANAGEMENT  DISTRIBUTION     OTHER
     SHARE CLASS           FEES     (12B-1) FEES  EXPENSES(1)    TOTAL
------------------------------------------------------------------------
Class A shares               0.83%         0.00%      0.61%        1.44%
------------------------------------------------------------------------
Class B shares               0.83%         0.75%      0.61%        2.19%
------------------------------------------------------------------------
Class C shares               0.83%         0.75%      0.61%        2.19%
------------------------------------------------------------------------
Class K shares               0.83%         0.40%      0.47%        1.70%
------------------------------------------------------------------------

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                 $ 590        $  885       $ 1,201        $ 2,097
                                       -------------------------------------------------------------------------------
                                       Class B shares                 $ 522        $  885       $ 1,275        $ 2,334
                                       -------------------------------------------------------------------------------
                                       Class C shares                 $ 322        $  685       $ 1,175        $ 2,524
                                       -------------------------------------------------------------------------------
                                       Class K shares                 $ 273        $  536       $   923        $ 2,009
                                       -------------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                 $ 590        $  885       $ 1,201        $ 2,097
                                       -------------------------------------------------------------------------------
                                       Class B shares                 $ 222        $  685       $ 1,175        $ 2,334
                                       -------------------------------------------------------------------------------
                                       Class C shares                 $ 222        $  685       $ 1,175        $ 2,524
                                       -------------------------------------------------------------------------------
                                       Class K shares                 $ 173        $  536       $   923        $ 2,009
                                       -------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  11

THE GUARDIAN PARK AVENUE
SMALL CAP FUND

SMALL MARKET
CAPITALIZATION
Companies with a small market
capitalization refer to
companies of similar size to
companies included in the
Russell 2000 Index. The index
excludes the 1,000 largest U.S.
companies in market
capitalization, but includes the
next 2,000 largest companies. As
of March 31, 2005, the
companies included in this index
had market values ranging from
$27 million to approximately
$6.45 billion.
A company's "market
capitalization" is determined by
multiplying the current market
price of a share of the company's
stock by the total number of
shares outstanding.



OBJECTIVE


THE SMALL CAP FUND seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


At least 85% of the value of the Fund's total assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies with a small market capitalization at the time of initial purchase. Companies with a small market capitalization or value refer to companies of similar size to companies included in the Russell 2000 Index. The index excludes the 1,000 largest U.S. companies in market capitalization, but includes the next 2,000 largest companies. As of March 31, 2005, the companies included in this index had market values ranging from $27 million to approximately $6.45 billion. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. Convertible securities are described in the section called Risks and special investment techniques.

The Fund's investment adviser, Guardian Investor Services LLC (GIS), uses a stock selection system to identify securities that it believes represent good relative value and have reasonable prospects of superior relative price gain. This system uses several statistical models that score each security in the investable universe of small cap companies. This system provides a methodology for narrowing down the universe to a manageable number of candidates for subsequent fundamental research. In making investment decisions, GIS will also analyze the prospects for each security and the portfolio manager's judgment about the outlook for specific industries, companies and the economy.

GIS uses a blended approach in managing the Fund's portfolio, comprising both growth and value stocks. In selecting the Fund's investments, GIS evaluates the business fundamentals of small cap companies, including, among other things, each company's operating history and product lines.

The Small Cap Fund may invest up to 15% of its total assets in securities issued by companies, including predecessor companies, in operation for less than three years.

The Fund may also invest up to 15% of its net assets in foreign securities. Of this amount, the Fund may invest up to 10% of its net assets in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). All of the Fund's investments in these vehicles will be made in U.S. dollars. In addition, the Fund may invest the remaining 5% of its net assets in securities denominated in foreign currencies, and may use forward foreign currency exchange contracts to try to manage changes in currency exchange rates.


 12 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN PARK AVENUE SMALL CAP FUND


For more information on ADRs, GDRs, EDRs and forward foreign currency exchange contracts, see Risks and special investment techniques.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. Because it invests in equity securities, the Fund is subject to the general risks of investing in stock markets, including the risk that the values of its portfolio securities can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may expose you to greater risks than larger companies, such as dependence on limited financial resources, limited product lines and markets, and a small number of individuals in company management. These securities also trade less frequently and may have more dramatic price fluctuations.

With respect to the 15% of net assets that the Fund may invest in foreign securities, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

Equity risk, small company risk and foreign investment risk are all described in detail in Risks and special investment techniques.


HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied for each full calendar year since it was launched on May 1, 1997. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but do not include sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.


ABOUT OUR FUNDS                                                   PROSPECTUS  13

THE GUARDIAN PARK AVENUE SMALL CAP FUND


HIGHEST AND LOWEST
QUARTERS

During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
41.20% for the quarter ended
12/31/99.

WORST QUARTER
-25.09% for the quarter ended
9/30/1998.

----------------------------------
NOTES

(1) Inception of Class A shares: May 1, 1997 Class B shares: May 1, 1997 Class C shares: August 7, 2000 Class K shares: May 15, 2001

(2) The Russell 2000 Index has had average annual returns of 10.12% since May 1, 1997, the date of inception of Class A and Class B shares, 7.15% since August 7, 2000, the date of inception of Class C shares and 9.61% since May 15, 2001, the date of inception of Class K shares.

(3) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, Class K and Institutional Class shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown; and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1998                                                                             -6.35
1999                                                                             35.56
2000                                                                             -2.35
2001                                                                             -7.03
2002                                                                            -15.50
2003                                                                             43.23
2004                                                                             14.74

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns, before and (for Class A shares) after taxes, for the 1- and 5-year periods and since inception through December 31, 2004. It compares the Fund's performance, before and (for Class A shares) after taxes, with the Russell 2000 Index, an index that is generally considered to be representative of small capitalization issuers in the U.S. stock market. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. No Institutional Class shares were outstanding in 2004. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                      1 YEAR  5 YEARS  SINCE INCEPTION(1)
-------------------------------------------------------------------------
Class A shares(3)
-------------------------------------------------------------------------
 Returns before taxes                  9.58%    3.78%             10.09%
-------------------------------------------------------------------------
 Returns after taxes
  on distributions                     7.47%    3.35%              9.68%
-------------------------------------------------------------------------
 Returns after taxes
  on distributions and
  sale of fund shares                  8.44%    3.19%              8.80%
-------------------------------------------------------------------------
Class B shares                        10.76%    3.64%              9.33%
-------------------------------------------------------------------------
Class C shares                        12.62%       --              1.22%
-------------------------------------------------------------------------
Class K shares                        13.47%       --              8.61%
-------------------------------------------------------------------------
Russell 2000 Index                    18.33%    6.61%          10.12%(2)
-------------------------------------------------------------------------


 14 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN PARK AVENUE SMALL CAP FUND

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.


(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.


(4) Sales charge applies for shares sold within one year of purchase.

----------------------------------
NOTES

(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.

(2) Based on estimated expenses for the current fiscal year. No Institutional Class shares were outstanding in 2004.

EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the time periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                     4.50%(1)                                 None(2)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(3)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(4)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(2)
-----------------------------------------------------------------------------------
Institutional Class
  shares                               None                                    None
-----------------------------------------------------------------------------------


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                        MANAGEMENT  DISTRIBUTION     OTHER
     SHARE CLASS           FEES     (12B-1) FEES  EXPENSES(1)    TOTAL
------------------------------------------------------------------------
Class A shares               0.75%         0.00%      0.46%        1.21%
------------------------------------------------------------------------
Class B shares               0.75%         0.75%      0.63%        2.13%
------------------------------------------------------------------------
Class C shares               0.75%         0.75%      0.73%        2.23%
------------------------------------------------------------------------
Class K shares               0.75%         0.40%      0.37%        1.52%
------------------------------------------------------------------------
Institutional Class
  shares                     0.75%         0.00%   0.21%(2)     0.96%(2)
------------------------------------------------------------------------

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                  $ 568        $  817       $ 1,085       $ 1,850
                                       -------------------------------------------------------------------------------
                                       Class B shares                  $ 516        $  867       $ 1,244       $ 2,227
                                       -------------------------------------------------------------------------------
                                       Class C shares                  $ 326        $  697       $ 1,195       $ 2,565
                                       -------------------------------------------------------------------------------
                                       Class K shares                  $ 255        $  480       $   829       $ 1,813
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                        $  98        $  306       $   531       $ 1,178
                                       -------------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                  $ 568        $  817       $ 1,085       $ 1,850
                                       -------------------------------------------------------------------------------
                                       Class B shares                  $ 216        $  667       $ 1,144       $ 2,227
                                       -------------------------------------------------------------------------------
                                       Class C shares                  $ 226        $  697       $ 1,195       $ 2,565
                                       -------------------------------------------------------------------------------
                                       Class K shares                  $ 155        $  480       $   829       $ 1,813
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                        $  98        $  306       $   531       $ 1,178
                                       -------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  15

THE GUARDIAN UBS
SMALL CAP VALUE FUND

SMALL MARKET
CAPITALIZATION
Small market capitalization
companies are generally those
companies with market capitalizations smaller than: (1) USD $2.5 billion or (2) the highest market capitalization within the Russell 2000 Value Index, whichever is higher at the time of purchase. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. As of March 31, 2005, the highest market capitalization within the Russell 2000 Value Index was approximately $2.8 billion.



OBJECTIVE


THE GUARDIAN UBS SMALL CAP VALUE FUND seeks to maximize total return, consisting of capital appreciation and current income.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


Normally, at least 80% of the value of the Fund's net assets, including any borrowings for investment purposes, is invested in equity securities issued by companies with a small market capitalization at the time of initial purchase. Small market capitalization companies are generally those companies with market capitalizations smaller than: (1) USD $2.5 billion or (2) the highest market capitalization within the Russell 2000 Value Index, whichever is higher at the time of purchase. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. As of March 31, 2005, the highest market capitalization within the Russell 2000 Value Index was approximately $2.8 billion. Investments in equity securities may include dividend-paying securities common stock, preferred stock and convertible securities. Convertible securities are described in the section called Risks and special investment techniques.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc., the Fund's investment sub-adviser (the "investment adviser"), do not reflect the company's full value. These expectations are based on the investment adviser's assessment of a company's ability to generate profit and grow the business in the future. The investment adviser's definition of "fundamental value" is the investment adviser's assessment of what a stock is worth and "market price" is the price that investors will pay to acquire a particular asset in the investment marketplace today. For each stock under analysis, the investment adviser estimates a fundamental value based upon detailed economic, industry and company analysis, and upon consideration of each company's management team, competitive advantage and core competencies, including structure and global integration. The investment adviser's on-site company visits examine the characteristics of each company (i.e., balance sheet fundamentals, culture, productivity, pricing, etc.), and the investment adviser determines which companies, in its opinion, offer attractive valuation. These value estimates are then compared to current market prices and ranked against the other stocks in the investment adviser's valuation universe. The Fund's portfolio is constructed by focusing on those stocks that rank in the top 20% of the valuation output.

The investment adviser's investment research combines both top-down and bottom-up analyses. The top-down analysis seeks to identify broad economic and market-shaping trends that influence security prices. These encompass both long-term and short-term economic factors and market-shaping themes ranging from global interest rate and inflation estimates to strategic sector and industry developments. The investment adviser seeks to identify broad trends that will affect the investment landscape and to take advantage of them before other investors do. The bottom-up analysis includes researching the very specific factors that

 16 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN UBS SMALL CAP VALUE FUND


affect the cash flows of potential investments around the world. This research is integrated around the world, giving the investment adviser the ability to take advantage of a wide array of investment opportunities. Research teams are located in all of the world's major financial markets and utilize a consistent framework for researching and analyzing investments. The teams rank investment opportunities found in the global marketplace and evaluate the most likely risk and return scenarios that will occur within and across their focused sets of potential investments.

After the research teams identify opportunities, the investment adviser's investment specialists select securities, taking into account both the potential return as well as the potential risks inherent in each investment. For each new security considered, the investment adviser undertakes a detailed analysis of how the security will affect overall portfolio composition, which involves evaluating absolute risk as well as the risk relative to the appropriate benchmark. The investment adviser's dedicated risk analysis team uses risk analysis tools to augment the evaluation of investment risks. Working with this team, the investment specialists select investments and determine the weights those investments will be given within the portfolio. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common risk factor exposures (e.g., size, stock price, momentum), industry weightings and individual stock selection. The Fund attempts to ensure that investment decisions are implemented in a timely and cost-effective manner.

The Fund will invest primarily in companies with small market capitalizations as defined above; however, it may also invest no more than 20% of its assets in securities that fall outside of the definition. In addition, if movement in the market price causes a security to change from one classification to another, the security is not required to be sold from the Fund's portfolio.

The Fund may also invest up to 20% of its net assets in foreign issuers. Within this overall limit, the Fund intends to diversify among countries, but reserves the right to invest a substantial portion of its assets in one or a few countries if economic and business conditions warrant such investments. The Fund may use forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies or purchase and write put and call options on foreign currencies to try to manage the Fund's exposure to changes in currency exchange rates.

Benchmarks are indices comprised of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Fund's benchmark, Russell 2000 Value Index, plays an important role in the investment adviser's investment process. The Fund's investment adviser attempts to add value by employing various strategies of overweighting and underweighting broad country, sector and other factors such as market capitalization, volatility and earnings yield relative to the benchmark. The investment adviser's risk management team utilizes tools to help


ABOUT OUR FUNDS                                                   PROSPECTUS  17

THE GUARDIAN UBS SMALL CAP VALUE FUND


ensure that during the portfolio construction process, unintended risks relative to the benchmark are mitigated.

As a temporary defensive strategy, the Fund may invest some or all of its assets in cash or cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

For more information on futures, options and forward foreign currency exchange contracts, see Risks and special investment techniques.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in stock markets, including the risk that the values of its portfolio securities can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may expose you to greater risks than larger companies, such as dependence on limited financial resources, limited product lines and markets, and a small number of individuals in company management. These securities also trade less frequently and have more dramatic price fluctuations. You should be aware that the performance of different types of equity securities may decline under varying market conditions -- for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen and vice versa.

The Fund could be subject to the risks of foreign investing to the extent that its portfolio may be invested overseas. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Equity risk, small company risk and foreign investment risk are all described in detail in Risks and special investment techniques.


 18 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN UBS SMALL CAP VALUE FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
12.89% for the quarter ended
12/31/2004.

WORST QUARTER
-0.71% for the quarter ended
9/30/2004.



HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing its performance for the past calendar year. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.




YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)


[TOTAL RETURNS BAR CHART]

2004                                                                             18.14


ABOUT OUR FUNDS                                                   PROSPECTUS  19

THE GUARDIAN UBS SMALL CAP VALUE FUND

----------------------------------
NOTES

(1) The Russell 2000 Value Index had average annual returns of 37.74% since February 3, 2003, the date of inception of Class B shares, the date of inception of Class C shares and the date of inception of Class K shares.

(2) After-tax returns are shown for Class A shares only and will vary for Class B, Class C and Class K shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown; and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(4) Sales charge applies for shares sold within one year of purchase.

Returns of Class B, Class C and Class K shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.



AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns before and (for Class A shares) after taxes, for the 1-year period and since inception through December 31, 2004. It compares the Fund's performance with the Russell 2000 Value Index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                                               SINCE
                                                            INCEPTION ON
                                             1 YEAR       FEBRUARY 3, 2003
--------------------------------------------------------------------------
Class A shares(2)
--------------------------------------------------------------------------
 Returns before taxes                        12.82%              25.04%
--------------------------------------------------------------------------
 Returns after taxes
  on distributions                            9.46%              21.63%
--------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of Fund shares                     9.78%              19.88%
--------------------------------------------------------------------------
Class B shares                               14.22%              25.81%
--------------------------------------------------------------------------
Class C shares                               16.22%              27.08%
--------------------------------------------------------------------------
Class K shares                               17.01%              27.88%
--------------------------------------------------------------------------
Russell 2000 Value Index                     22.25%           37.74%(1)
--------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                           MAXIMUM SALES            MAXIMUM DEFERRED SALES
                           CHARGE TO BUY         CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF     OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE    SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
Class A shares                  4.50%(1)                                 None(2)
--------------------------------------------------------------------------------
Class B shares                     None                                 3.00%(3)
--------------------------------------------------------------------------------
Class C shares                     None                                 1.00%(4)
--------------------------------------------------------------------------------
Class K shares                     None                                 1.00%(2)
--------------------------------------------------------------------------------


 20 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN UBS SMALL CAP VALUE FUND

----------------------------------
NOTES

(1) The Fund pays a fee at the annual rate of 1.00% of the Fund's average daily net assets not exceeding $50 million and 0.95% of the Fund's average daily net assets in excess of $50 million.


(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 for the time periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                                        DISTRIBUTION
                            MANAGEMENT    (12B-1)        OTHER
       SHARE CLASS           FEES(1)        FEES      EXPENSES(2)  TOTAL
------------------------------------------------------------------------
Class A shares                   1.00%         0.00%      0.95%    1.95%
------------------------------------------------------------------------
Class B shares                   1.00%         0.75%      0.96%    2.71%
------------------------------------------------------------------------
Class C shares                   1.00%         0.75%      0.97%    2.72%
------------------------------------------------------------------------
Class K shares                   1.00%         0.40%      0.67%    2.07%
------------------------------------------------------------------------

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                 $ 639       $ 1,035       $ 1,455        $ 2,622
                                       -------------------------------------------------------------------------------
                                       Class B shares                 $ 574       $ 1,041       $ 1,535        $ 2,859
                                       -------------------------------------------------------------------------------
                                       Class C shares                 $ 375       $   844       $ 1,440        $ 3,051
                                       -------------------------------------------------------------------------------
                                       Class K shares                 $ 310       $   649       $ 1,114        $ 2,400
                                       -------------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                 $ 639       $ 1,035       $ 1,455        $ 2,622
                                       -------------------------------------------------------------------------------
                                       Class B shares                 $ 274       $   841       $ 1,435        $ 2,859
                                       -------------------------------------------------------------------------------
                                       Class C shares                 $ 275       $   844       $ 1,440        $ 3,051
                                       -------------------------------------------------------------------------------
                                       Class K shares                 $ 210       $   649       $ 1,114        $ 2,400
                                       -------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  21

THE GUARDIAN
ASSET ALLOCATION FUND

A FUND OF FUNDS
The Fund currently operates primarily as a "fund of funds." The investment adviser generally invests in Class A shares of other funds in The Park Avenue Portfolio. The equity or stock part of the Fund's portfolio is usually invested in The Guardian S&P 500 Index Fund, which tracks the performance of the S&P 500 Index, and/or The Guardian Park Avenue Fund. The debt or bond part may be invested in The Guardian Investment Quality Bond Fund, and the money market part is invested in The Guardian Cash Management Fund. The Fund may also invest in individual securities when the portfolio manager thinks it is appropriate.



OBJECTIVE


THE ASSET ALLOCATION FUND seeks long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund's investments.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Fund allocates its assets among three broad classes of investments: U.S. common stocks and convertible securities; investment grade bonds and other debt obligations; and cash and money market instruments. The Fund currently operates primarily as a "fund of funds." The Fund's investment adviser, Guardian Investor Services LLC (GIS), generally invests in Class A shares of other funds in The Park Avenue Portfolio. The equity or stock part of the Fund's portfolio is usually invested in The Guardian S&P 500 Index Fund, which tracks the performance of the S&P 500 Index, and/or The Guardian Park Avenue Fund. The debt or bond part may be invested in The Guardian Investment Quality Bond Fund, and the money market part is invested in The Guardian Cash Management Fund. The Fund may also invest in individual securities when the portfolio manager thinks it is appropriate.

The Fund uses its own theoretical models to decide how much to invest in each asset class, fluctuating from a "neutral position" of 60% of assets in equity and 40% in debt. Shifts are expected to be modest and gradual, but there is no limit to the amount of assets that can be moved at any one time. The models do not provide for any minimum or maximum investment in any asset class.

The models evaluate information about the economy and the markets daily to provide "signals" about portfolio allocations. The investment adviser makes portfolio allocations among equities, debt securities and cash after assessing the relative values of these different types of investments under prevailing market conditions, taking into account the risks associated with each type of securities. For example, the Fund may invest primarily in equity securities when corporate profitability and growth appear to be strong, or increase the allocation in debt securities when the models suggest that stocks are generally overvalued or that the interest rate environment makes bonds more attractive. The Fund will invest in a particular underlying Fund based on the portfolio manager's view of current economic and market conditions, as well as a review of the underlying Funds' investment objective and policies.

The Fund will obtain its equity exposure through The Guardian S&P 500 Index Fund rather than The Guardian Park Avenue Fund when the portfolio manager believes that the Fund will benefit from exposure to the broad market index. It is currently contemplated that the Index Fund, rather than the Park Avenue Fund, will be used as the primary Fund for investment of the equity portion of the Fund's assets. Because the Index Fund attempts to track the performance of a broad market index, its portfolio composition is not determined by its investment adviser, nor does the portfolio manager actively determine the stock selection or sector allocation. The Park Avenue Fund uses a blended

 22 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN ASSET ALLOCATION FUND


approach in managing its portfolio, and integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in the Park Avenue Fund's portfolio in a disciplined manner. Although the Park Avenue Fund may select companies of any size and in any industry sector, the Fund's core holdings will normally include a broadly diversified selection of securities from among the top 600 largest U.S. companies in market capitalization. The Bond Fund primarily invests in investment grade securities and generally maintains a stable intermediate duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets.

The Fund may use special techniques, such as futures and options, to protect against adverse changes in the markets while the Fund is moving money between asset classes or when there are large cash inflows. The Fund may also use these techniques on an ongoing basis to manage allocations that vary from the Fund's neutral position of 60% in equity securities and 40% in debt securities.

While there is no assurance that the Fund's allocations will provide the most favorable returns to investors, it is expected that the Fund's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.

The Fund does not have to pay any sales charges when it invests in other Funds. While there are no duplicative advisory or administrative service fees, you should know that you will pay indirectly for certain expenses in these other Funds, in addition to the expenses of the Asset Allocation Fund.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. Part of the Fund may be invested in equities, or shares of companies, and some or all of the equity part of the Fund's portfolio may be invested in an equity fund. Some of the assets are invested in bonds. The Fund is therefore subject to the risks of investing in the equity markets and the debt markets. Equity risks include the risk that the values of the Fund's portfolio securities can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. Debt risks include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower). In addition, there is no assurance that the portion of the Fund's portfolio that is invested in the S&P 500 Index Fund will track the performance of the Standard & Poor's 500 Composite Stock Price Index due to expenses, the amount of cash and cash equivalents held in the S&P 500 Index Fund's portfolio, and the frequency and timing of shareholder purchases and sales of S&P 500 Index Fund shares. This portion of the Fund's portfolio employs a passive management approach and the S&P 500 Index Fund's portfolio


ABOUT OUR FUNDS                                                   PROSPECTUS  23

THE GUARDIAN ASSET ALLOCATION FUND


HIGHEST AND LOWEST
QUARTERS

During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:


BEST QUARTER
16.15% for the quarter ended 12/31/1998.


WORST QUARTER
-17.22% for the quarter ended 9/30/2002.

managers do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline.

You should review the main risks of investing in the S&P 500 Index Fund, the Park Avenue Fund, the Investment Quality Bond Fund and the Cash Management Fund to fully understand the risks associated with investing in the Asset Allocation Fund. More detail about equity risk and debt risk appears in the section called Risks and special investment techniques.

Because the Fund uses options and futures as part of its investment strategy, you will also face risks associated with those techniques. While the Fund will use these techniques in an effort to best manage the shifts in its investment allocations, as well as to manage cash flows and variations from its "neutral" position, it is possible that the Fund will lose more value than it would have if options or futures were not used. For further information about the risks of options and futures, see the section called Risks and special investment techniques.

There is no assurance that the Fund's allocations will result in the most favorable return to investors.



HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but they do not include sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)


[TOTAL RETURNS BAR CHART]

1995                                                                             24.51
1996                                                                             18.74
1997                                                                             24.44
1998                                                                             19.41
1999                                                                             12.99
2000                                                                                 1
2001                                                                            -10.23
2002                                                                            -20.64
2003                                                                             27.87
2004                                                                              9.84

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.


 24 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN ASSET ALLOCATION FUND

----------------------------------
NOTES


(1) Inception of Class B shares: May 1, 1996 Class C shares: August 7, 2000 Class K shares: May 15, 2001


(2) The S&P 500 Index and the Lehman Aggregate Bond Index had average annual returns of 6.57% and 7.14%, respectively, since May 1, 1996, the date of inception of Class B shares; -2.90% and 7.47%, respectively, since August 7, 2000, the date of inception of Class C shares; and -8.01% and 6.72%, respectively, since May 15, 2001, the date of inception of Class K shares.


(3) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, Class K and Institutional Class shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown; and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(4) Sales charge applies for shares sold within one year of purchase.


AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns, before and (for Class A shares) after taxes, for the 1-, 5- and 10-year periods through December 31, 2004. It compares the Fund's performance, before and (for Class A shares) after taxes, with the S&P 500 Index, an index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity, and the Lehman Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. The Fund's performance benefited from GIS's waiver of a portion of its management fee, without which performance would have been lower. GIS may discontinue or reduce the waiver at any time without notice. No Institutional Class shares were outstanding in 2004. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                                                10 YEARS OR
                                                            SINCE INCEPTION
                               1 YEAR         5 YEARS                   (1)
---------------------------------------------------------------------------
Class A shares(3)
---------------------------------------------------------------------------
 Returns before taxes           4.90%          -0.71%                 9.13%
---------------------------------------------------------------------------
 Returns after taxes on
  distributions                 4.56%          -2.08%                 6.72%
---------------------------------------------------------------------------
 Returns after taxes on
  distributions and sale of
  fund shares                   3.60%          -1.21%                 6.78%
---------------------------------------------------------------------------
Class B shares                  5.83%          -0.85%                 6.89%
---------------------------------------------------------------------------
Class C shares                  7.68%             --%                -2.06%
---------------------------------------------------------------------------
Class K shares                  8.51%             --%                 0.62%
---------------------------------------------------------------------------
S&P 500 Index                  10.88%          -2.29%                12.05%(2)
---------------------------------------------------------------------------
Lehman Aggregate Bond Index     4.34%           7.71%                 7.72%(2)
---------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                     4.50%(1)                                 None(2)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(3)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(4)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(2)
-----------------------------------------------------------------------------------
Institutional Class
  shares                               None                                    None
-----------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  25

THE GUARDIAN ASSET ALLOCATION FUND

----------------------------------
NOTES

(1) "Other expenses" and "Total" reflect the proportionate expenses of the Fund's investments in the Park Avenue Fund, the S&P 500 Index Fund and the Bond Fund.


(2) The fees and expenses shown for the Asset Allocation Fund do not reflect management fee waivers by GIS that reduce the effective annual rate of management fees to 0.50%. After such waivers, the total expense ratio was 0.71% for Class A shares, 1.53% for Class B shares, 1.72% for Class C shares, 0.98% for Class K shares and 0.50% for Institutional Class shares. GIS may discontinue or reduce the waiver at any time without notice.


(3) Includes Administrative Service Fee of up to 0.25% for Class A, Class B, Class C and Class K shares.


(4) Based on estimated expenses for current fiscal year. No Institutional Class shares were outstanding in 2004.


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                          MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS          FEES(2)    (12B-1) FEES  EXPENSES(3)     TOTAL
---------------------------------------------------------------------------
Class A shares                 0.65%         0.00%       0.21%        0.86%
---------------------------------------------------------------------------
Class B shares                 0.65%         0.75%       0.28%        1.68%
---------------------------------------------------------------------------
Class C shares                 0.65%         0.75%       0.47%        1.87%
---------------------------------------------------------------------------
Class K shares                 0.65%         0.40%       0.08%        1.13%
---------------------------------------------------------------------------
Institutional Class
  shares                       0.65%         0.00%    0.00%(4)     0.65%(4)
---------------------------------------------------------------------------

The fees shown in the fee table above and in the example below reflect (i) expenses that are charged to the Fund directly and (ii) expenses that are charged to the Fund indirectly by looking through to the expenses of the funds in which the Fund invests (the "Underlying Funds"). The Fund's direct expenses, net of the waiver described in note 2 to the table, for the Fund's Class A, Class B, Class C, Class K and Institutional Class shares were 0.41%, 1.23%, 1.42%, 0.68% and 0.36%(4), respectively. The fee table and example use a weighted average to show the Fund's indirect expenses attributable to the Underlying Funds. For the fiscal year ended December 31, 2004, the indirect expenses for the Fund's Class A, Class B, Class C, Class K and Institutional Class shares were 0.45%, 0.45%, 0.45%, 0.45% and 0.29%(4), respectively. The indirect expenses of the Fund may vary with changes in the allocation of the Fund's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.


 26 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN ASSET ALLOCATION FUND

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 for the time periods shown


- the Fund invests 60% of its assets in equities, 40% of its assets in debt and zero in cash throughout the periods shown


- your investment has a 5% return each year


- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                  $ 534        $  712       $   905       $ 1,463
                                       -------------------------------------------------------------------------------
                                       Class B shares                  $ 471        $  730       $ 1,013       $ 1,769
                                       -------------------------------------------------------------------------------
                                       Class C shares                  $ 290        $  588       $ 1,011       $ 2,190
                                       -------------------------------------------------------------------------------
                                       Class K shares                  $ 215        $  359       $   622       $ 1,375
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                        $  66        $  208       $   362       $   810
                                       -------------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                  $ 534        $  712       $   905       $ 1,463
                                       -------------------------------------------------------------------------------
                                       Class B shares                  $ 171        $  530       $   913       $ 1,769
                                       -------------------------------------------------------------------------------
                                       Class C shares                  $ 190        $  588       $ 1,011       $ 2,190
                                       -------------------------------------------------------------------------------
                                       Class K shares                  $ 115        $  359       $   622       $ 1,375
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                        $  66        $  208       $   362       $   810
                                       -------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  27

THE GUARDIAN
S&P 500 INDEX FUND

AN INDEX FUND
----------------------------------
The Fund operates as an index fund. Index funds are designed to track or mirror the performance of a benchmark index of securities. The securities selected for inclusion in the index are chosen by an independent third party, such as Standard & Poor's (S&P), according to its own specific criteria and analysis. While the securities within the index are unmanaged, their overall performance is used as a standard to measure investment performance. In order to replicate the performance of the index, the portfolio manager purchases and maintains all or a representative sampling of the securities included in the index. Unlike the Fund, however, the returns generated by the index do not reflect the fees and operating expenses that are normally imposed on a mutual fund.


OBJECTIVE


THE GUARDIAN S&P 500 INDEX FUND seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes securities issued by large U.S. companies.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). At least 95% of the value of the Fund's total assets is usually invested in the stocks of companies included in the S&P 500. Under normal circumstances, the Fund intends to be fully invested in these types of securities.


The Fund operates as an index fund. Index funds are designed to track or mirror the performance of a benchmark index of securities. The securities selected for inclusion in the index are chosen by an independent third party, such as Standard & Poor's Rating Group (S&P), according to their own specific criteria and analysis. While the securities within the index are unmanaged, their overall performance is used as a standard to measure investment performance. In order to replicate the performance of the index, the portfolio manager purchases and maintains all or a representative sampling of the securities included in the index. Unlike the Fund, however, the returns generated by the index do not reflect the fees and operating expenses that are normally imposed on a mutual fund.

The S&P 500 is an unmanaged index of 500 common stocks selected by S&P as representative of a broad range of industries within the U.S. economy. It is comprised primarily of stocks issued by large capitalization companies. The index is often considered to be the performance benchmark for U.S. stock market performance in general. The Fund generally invests in all of the stocks in the S&P 500 in proportion to their weighting in the index. Since certain securities included in the S&P 500 are stocks of foreign issuers, the Fund may invest in securities that are issued and settled overseas as necessary to replicate the S&P 500.

The Fund's investment adviser, Guardian Investor Services LLC (GIS), may use special techniques, such as futures and options, as a substitute for the purchase or sale of securities or when there are large cash inflows.

Since the Fund is intended to track the performance of the S&P 500 index, its portfolio composition is not determined by its portfolio manager, nor does the manager actively determine the stock selection or sector allocation. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization -- which is the market price per share of the security multiplied by the number of shares outstanding. In order to track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.

 28 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN S&P 500 INDEX FUND




THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. Since the Fund's portfolio is invested primarily in equities, or shares of companies, the Fund is subject to the risks of investing in equity markets. Equity risks include the risk that the values of the Fund's portfolio securities can be driven down gradually or sharply by general conditions in the stock markets or by the performance of an individual company or industry.

For information about the risks of foreign securities, see the section called Risks and special investment techniques.

Because the Fund uses options and futures, such as stock index futures, as part of its investment strategy, you will also face risks associated with those techniques. While the Fund will use these techniques in an effort to manage cash flow and to minimize deviations in performance, it is possible that the Fund will lose more value than it would have if options and futures were not used. For further information about the risks of options and futures, see the section called Risks and special investment techniques.

There is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund's ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund's portfolio and the frequency and timing of shareholder purchases and sales of Fund shares. The portfolio manager also continually compares the portfolio composition to the composition of the S&P 500. In the event that an imbalance occurs, the Fund's portfolio is rebalanced so as to more closely replicate the index.

Unlike an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based upon market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets in order to take advantage of market opportunities or to lessen the impact of a market decline.

"S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for more information.


ABOUT OUR FUNDS                                                   PROSPECTUS  29

THE GUARDIAN S&P 500 INDEX FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
15.11% for the quarter ended
6/30/2003.

WORST QUARTER
-17.45% for the quarter ended
9/30/2002.


HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing its performance for each full calendar year since it was first offered to the public on August 7, 2000. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)


[TOTAL RETURNS BAR CHART]

2001                                                                            -12.25
2002                                                                            -22.35
2003                                                                             27.78
2004                                                                              10.3

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.



AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns, before and (for Class A shares) after taxes, for the one-year period and since inception through December 31, 2004. It compares the Fund's performance, before and (for Class A shares) after taxes, with the S&P 500 Index, an index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. The Fund's performance benefited from GIS's assumption of a portion of the Fund's expenses, without which performance would have been lower. GIS may reduce or discontinue the expense reimbursement at any time without notice. No Institutional Class shares were outstanding in 2004. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.


 30 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN S&P 500 INDEX FUND

----------------------------------
NOTES

(1) The return shown in the chart is since August 7, 2000, the date that Class A, Class B and Class C shares were first offered to the public.

(2) The S&P 500 Index had average annual returns of -8.01% since May 15, 2001, the date of inception of Class K shares.

(3) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, Class K and Institutional Class shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown; and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.


(4) Sales charge applies for shares sold within one year of purchase.

----------------------------------
NOTES

(1) The fees and expenses shown do not reflect GIS's assumption of ordinary operating expenses that exceed 0.53% of the average daily net assets of the Fund's Class A shares, 1.28% of the average daily net assets of the Fund's Class B and Class C shares, and 0.93% of the average daily net assets of the Fund's Class K shares. GIS may reduce or discontinue the expense reimbursement at any time without notice.

(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.

(3) Based on estimated expenses for the current fiscal year. No Institutional Class shares were outstanding in 2004.

                                                                   SINCE
                                                   1 YEAR       INCEPTION(1)
----------------------------------------------------------------------------
Class A shares(3)
----------------------------------------------------------------------------
 Returns before taxes                               5.34%           -4.31%
----------------------------------------------------------------------------
 Returns after taxes
  on distributions                                  5.12%           -4.61%
----------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of fund shares                           3.75%           -3.76%
----------------------------------------------------------------------------
Class B shares                                      6.40%           -4.34%
----------------------------------------------------------------------------
Class C shares                                      8.41%           -4.14%
----------------------------------------------------------------------------
Class K shares                                      8.72%           -0.97%
----------------------------------------------------------------------------
S&P 500 Index                                      10.88%        -2.90%(2)
----------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                                                         MAXIMUM DEFERRED SALES
                               MAXIMUM SALES           CHARGE TO SELL SHARES, AS
                               CHARGE TO BUY          A % OF THE ORIGINAL PURCHASE
                             SHARES, AS A % OF          PRICE OR SALE PROCEEDS,
     SHARE CLASS             THE OFFERING PRICE            WHICHEVER IS LOWER
----------------------------------------------------------------------------------
Class A shares                         4.50%(1)                            None(2)
----------------------------------------------------------------------------------
Class B shares                             None                           3.00%(3)
----------------------------------------------------------------------------------
Class C shares                             None                           1.00%(4)
----------------------------------------------------------------------------------
Class K shares                             None                           1.00%(2)
----------------------------------------------------------------------------------
Institutional Class
  shares                                   None                               None
----------------------------------------------------------------------------------


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                         MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS           FEES     (12B-1) FEES  EXPENSES(2)    TOTAL
-------------------------------------------------------------------------
Class A shares                0.25%         0.00%      0.46%        0.71%
-------------------------------------------------------------------------
Class B shares                0.25%         0.75%      0.73%        1.73%
-------------------------------------------------------------------------
Class C shares                0.25%         0.75%      0.77%        1.77%
-------------------------------------------------------------------------
Class K shares                0.25%         0.40%      0.44%        1.09%
-------------------------------------------------------------------------
Institutional Class
  shares                      0.25%         0.00%   0.21%(3)     0.46%(3)
-------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  31

THE GUARDIAN S&P 500 INDEX FUND

EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 for the time periods shown


- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                           1 YEAR       3 YEARS       5 YEARS      10 YEARS
---------------------------------------------------------------------------
Class A shares              $519         $667         $  827        $1,293
---------------------------------------------------------------------------
Class B shares              $476         $745         $1,039        $1,770
---------------------------------------------------------------------------
Class C shares              $280         $557         $  959        $2,084
---------------------------------------------------------------------------
Class K shares              $211         $347         $  601        $1,329
---------------------------------------------------------------------------
Institutional Class
  shares                    $ 47         $148         $  258        $  579
---------------------------------------------------------------------------

If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                           1 YEAR       3 YEARS       5 YEARS      10 YEARS
---------------------------------------------------------------------------
Class A shares              $519         $667          $827         $1,293
---------------------------------------------------------------------------
Class B shares              $176         $545          $939         $1,770
---------------------------------------------------------------------------
Class C shares              $180         $557          $959         $2,084
---------------------------------------------------------------------------
Class K shares              $111         $347          $601         $1,329
---------------------------------------------------------------------------
Institutional Class
  shares                    $ 47         $148          $258         $  579
---------------------------------------------------------------------------


 32 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD
INTERNATIONAL GROWTH FUND

PRINCIPAL COUNTRIES
A significant part of the
Fund's assets will normally be
divided among Continental Europe,
the United Kingdom, Japan and
Asia (including Australia and
New Zealand).



OBJECTIVE


THE INTERNATIONAL GROWTH FUND seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that growth of capital will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


At least 80% of the value of the Fund's total assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies domiciled outside of the United States. Convertible securities are described in the section called Risks and special investment techniques.

The investment philosophy of Baillie Gifford Overseas Limited, the Fund's investment sub-adviser (the "investment adviser") is to add value through active management by making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

The investment adviser's investment style primarily uses a bottom-up, stock driven approach, with the objective of selecting stocks that can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. The investment adviser looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach towards shareholders. The main fundamental factors the investment adviser considers when analyzing companies in this bottom-up analysis (in order of importance) are: earnings growth, cash flow growth, profitability, debt and interest cover, and valuation.

To determine how to allocate its assets geographically, the Fund evaluates economic, market and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments and political and social conditions.

The Fund does not usually focus its investments in a particular industry or country. In constructing the portfolio, the investment adviser normally takes into account the industry and country allocations in the Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia and Far East (EAFE). A significant part of the Fund's assets will normally be divided among Continental Europe, the United Kingdom, Japan and Asia (including Australia and New Zealand). However, there are no limitations on how much money the Fund can invest in any one country. Up to 10% of the Fund's total assets may be invested in countries in emerging markets when the investment adviser believes it would be appropriate to do so.


ABOUT OUR FUNDS                                                   PROSPECTUS  33

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND


The Fund invests its assets primarily in large, well-established companies, but will also invest in smaller and newer companies.

The Fund may also invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. To attempt to manage the risk of changes in currency exchange rates, the Fund may use special investment techniques, such as forward foreign currency exchange contracts. These securities are described in Risks and special investment techniques.

As a temporary defensive measure, if the Fund's investment adviser believes investing in foreign equity securities is too risky, the Fund may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. These include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. Since most of the securities in the Fund's portfolio are invested abroad, you face risks in addition to those of investing in domestic equity markets. The Fund's investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. All of these factors can affect the value of securities and their earnings.

Although forward foreign currency contracts will not be used for speculative purposes, the Fund may lose money through use of these contracts if the investment adviser's judgment about the direction of currency exchange rates is incorrect.

The Fund's investments in smaller, newer companies may involve additional risks such as limited financial resources, product lines and markets, and greater volatility.

To the limited extent that the Fund invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.


 34 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:


BEST QUARTER
26.65% for the quarter ended 12/31/1999.


WORST QUARTER
-20.30% for the quarter ended 9/30/2002.

You should be aware that the performance of different types of equity securities may decline under varying market conditions -- for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen and vice versa.

For more information on stock market risks and foreign investment risk, see the section called Risks and special investment techniques.


HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1995                                                                             11.14
1996                                                                             14.33
1997                                                                             11.07
1998                                                                             19.61
1999                                                                             37.21
2000                                                                            -23.81
2001                                                                            -22.34
2002                                                                            -19.75
2003                                                                             28.57
2004                                                                             16.34

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.



AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing average annual total returns, before and (for Class A shares) after taxes, for the 1-, 5- and 10-year periods through December 31, 2004. It compares the Fund's performance, before and (for Class A shares) after taxes, with the Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE), an index that is generally considered to be representative of international stock market activity. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. No Institutional Class shares were outstanding in 2004. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.


ABOUT OUR FUNDS                                                   PROSPECTUS  35

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

----------------------------------
NOTES

(1) Inception of Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

(2) The MSCI (EAFE) Growth Index had average annual returns of 2.01% since May 1, 1996, the date of inception of Class B shares; -3.36% since August 7, 2000, the date of inception of Class C shares; and 3.10% since May 15, 2001, the date of inception of Class K shares.

(3) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, Class K and Institutional Class shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown; and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(4) Sales charge applies for shares sold within one year of purchase.

(5) A REDEMPTION FEE OF 2% APPLIES TO REDEMPTIONS OF SHARES PURCHASED AFTER AUGUST 22, 2003 AND HELD FOR LESS THAN 60 DAYS. This fee does not apply to shares held in the name of a financial institution holding shares solely on behalf of its customers. See page 101 for more information.

                                                            10 YEARS OR
                                1 YEAR         5 YEARS   SINCE INCEPTION(1)
---------------------------------------------------------------------------
Class A shares(3)
---------------------------------------------------------------------------
 Returns before taxes           11.10%         -7.47%                4.62%
---------------------------------------------------------------------------
 Returns after taxes
  on distributions              11.05%         -8.31%                3.49%
---------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of fund shares        7.26%         -6.41%                3.61%
---------------------------------------------------------------------------
Class B shares                  12.02%         -7.90%                2.43%
---------------------------------------------------------------------------
Class C shares                  14.19%             --               -5.33%
---------------------------------------------------------------------------
Class K shares                  15.19%             --                0.25%
---------------------------------------------------------------------------
MSCI (EAFE) Growth Index        16.48%         -5.77%             3.41%(2)
---------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                              MAXIMUM SALES          MAXIMUM DEFERRED SALES
                              CHARGE TO BUY       CHARGE TO SELL SHARES, AS A %
                            SHARES, AS A % OF   OF THE ORIGINAL PURCHASE PRICE OR
       SHARE CLASS          THE OFFERING PRICE  SALE PROCEEDS, WHICHEVER IS LOWER
---------------------------------------------------------------------------------
Class A shares(5)                     4.50%(1)                            None(2)
---------------------------------------------------------------------------------
Class B shares                            None                           3.00%(3)
---------------------------------------------------------------------------------
Class C shares                            None                           1.00%(4)
---------------------------------------------------------------------------------
Class K shares                            None                           1.00%(2)
---------------------------------------------------------------------------------
Institutional Class shares                None                               None
---------------------------------------------------------------------------------


 36 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

----------------------------------
NOTES

(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.

(2) Based on estimated expenses for the current fiscal year. No Institutional Class shares were outstanding in 2004.
EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 for the time periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.


The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                         MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS           FEES     (12B-1) FEES  EXPENSES(1)   TOTAL
------------------------------------------------------------------------
Class A shares                0.80%         0.00%      1.14%       1.94%
------------------------------------------------------------------------
Class B shares                0.80%         0.75%      1.53%       3.08%
------------------------------------------------------------------------
Class C shares                0.80%         0.75%      1.40%       2.95%
------------------------------------------------------------------------
Class K shares                0.80%         0.40%      0.84%       2.04%
------------------------------------------------------------------------
Institutional Class
  shares                      0.80%         0.00%   0.89%(2)    1.69%(2)
------------------------------------------------------------------------

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                    1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -----------------------------------------------------------------------------
                                       Class A shares                $638        $1,032        $1,450        $2,612
                                       -----------------------------------------------------------------------------
                                       Class B shares                $611        $1,151        $1,716        $3,127
                                       -----------------------------------------------------------------------------
                                       Class C shares                $398        $  913        $1,552        $3,271
                                       -----------------------------------------------------------------------------
                                       Class K shares                $307        $  640        $1,098        $2,369
                                       -----------------------------------------------------------------------------
                                       Institutional Class shares    $172        $  533        $  918        $1,998
                                       -----------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                    1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -----------------------------------------------------------------------------
                                       Class A shares                $638        $1,032        $1,450        $2,612
                                       -----------------------------------------------------------------------------
                                       Class B shares                $311        $  951        $1,616        $3,127
                                       -----------------------------------------------------------------------------
                                       Class C shares                $298        $  913        $1,552        $3,271
                                       -----------------------------------------------------------------------------
                                       Class K shares                $207        $  640        $1,098        $2,369
                                       -----------------------------------------------------------------------------
                                       Institutional Class shares    $172        $  533        $  918        $1,998
                                       -----------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  37

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

EMERGING MARKETS
----------------------------------
The Fund defines an emerging
market country as one whose
economy or markets are
considered by the International
Finance Corporation and the
World Bank to be emerging or
developing, as well as countries
which are classified by the United
Nations as developing. An
emerging market company is
one that is organized under the
laws of, or has its principal office
in, an emerging market country;
derives 50% or more of its
revenue from goods produced,
services performed or sales made
in emerging market countries; or
for which the principal securities
market is located in an emerging
market country.


OBJECTIVE

THE EMERGING MARKETS FUND seeks long-term capital appreciation. Income is not a specific objective, although it is anticipated that growth of capital will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Normally, at least 80% of the value of the Fund's net assets is invested in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets. Convertible securities are described in the section called Risks and special investment techniques.

The Fund defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as countries which are classified by the United Nations as developing. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.

The Fund expects to invest in some or all of the following emerging market countries: Argentina, Brazil, Botswana, Bulgaria, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Greece, Hungary, India, Indonesia, Israel, Jordan, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Venezuela, and Zimbabwe. Baillie Gifford Overseas Limited, the Fund's investment sub-adviser (the "investment adviser") determines the universe of emerging market countries, and this list may change based on the investment adviser's assessment of a country's suitability for investment.

In constructing the portfolio, the investment adviser takes into account the industry and country allocations in the Morgan Stanley Capital International
(MSCI) Emerging Markets Free (EMF) Index.

The investment adviser's investment philosophy is to add value through active management by making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

The investment adviser's investment style primarily uses a bottom-up, stock driven approach to country and asset allocation, with the objective to select stocks that can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. The investment adviser looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach towards


 38 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


----------------------------------
SPECIAL RISKS
Emerging markets present special
risks in addition to the general
risks of investing abroad. These
risks include greater political and
economic instability, greater
volatility in currency exchange
rates, less developed securities
markets and possible trade
barriers.

shareholders. The main fundamental factors the investment adviser considers when analyzing companies in this bottom-up analysis (in order of importance) are: earnings growth, cash flow growth, profitability, debt and interest cover, and valuation.

Some of the Fund's investments will be in smaller and newer companies in emerging market countries. In addition, up to 20% of the Fund's net assets may be invested in bonds and other types of debt securities issued by governments in emerging market countries; stocks and debt securities issued by companies or governments in developed countries; and cash or money market instruments. The Fund will invest in emerging market debt securities when the investment adviser believes that debt is more attractive than an equity investment in the same country, taking into account the risk and reward prospects of each type of investment.

Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below investment grade (commonly referred to as junk bonds). No more than 10% of the Fund's assets will be invested in below investment grade securities.

Some emerging market countries do not allow foreign companies, such as the Fund, to buy stocks and bonds in their countries. Purchases have to be made through government-authorized investment companies, sometimes at a price that exceeds the value of these securities. In these cases, you would bear higher expenses. The Fund may invest up to 10% of its total assets in these kinds of companies.

The Fund may also hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, it may also use special investment techniques such as forward foreign currency exchange contracts. For more information, see Risks and special investment techniques.

As a temporary defensive strategy, the Fund may significantly change its portfolio if the investment adviser believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Fund may acquire foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. An investment in this Fund is considered speculative because investing in emerging markets is riskier than investing in more developed markets.

There are several risks associated with investing in the Emerging Markets Fund. The Fund invests primarily in equity securities and is therefore subject to the general risks of investing in stock markets. Since most of the securities in the Fund's portfolio are invested abroad, you


ABOUT OUR FUNDS                                                   PROSPECTUS  39

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


face risks in addition to those of investing in domestic equity markets. The Fund's investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. All of these factors can affect the value of securities and their earnings.

Emerging markets present special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

Although forward foreign currency contracts will not be used for speculative purposes, the Fund may lose money through use of these contracts if the investment adviser's judgment about the direction of currency exchange rates is incorrect.

The Fund will invest in some companies with small market capitalization, exposing you to the risks of investing in small companies, such as limited financial resources, product lines and markets, and greater volatility. With respect to the 20% of the Fund's net assets that may be invested in debt securities, you face risks associated with the debt markets. Debt securities of emerging market companies are particularly subject to credit risk (the risk that the borrower will fail to repay principal and interest when due). Emerging market debt is generally more volatile and less liquid than debt issued in more developed countries. As with all debt securities, you will also be subject to interest rate risk (the risk that a debt obligation's price will be adversely affected by changes in interest rates). Finally, since debt securities issued in emerging markets are often rated below investment grade, you will have exposure to the risks of investing in junk bonds, including the risk that the bonds will be more sensitive to adverse economic conditions.

More detailed information about the risks associated with the Fund, including stock market risk, foreign investment risk (including the particular risks of investing in emerging markets), small company risk, and the risks of investing in debt securities (including junk bonds), appears in the section called Risks and special investment techniques.


HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied for each full calendar year since it was launched on May 1, 1997. The performance figures shown assume that all dividends and distributions are reinvested, but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.


 40 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
40.19% for the quarter ended
12/31/1999.

WORST QUARTER
-36.10% for the quarter ended
3/31/2001.


YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1998                                                                            -28.97
1999                                                                             69.91
2000                                                                            -23.88
2001                                                                              1.68
2002                                                                              -4.5
2003                                                                             53.53
2004                                                                             23.53

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.


ABOUT OUR FUNDS                                                   PROSPECTUS  41

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

----------------------------------
NOTES

(1) Inception of
 Class A shares: May 1, 1997
 Class B shares: May 1, 1997
 Class C shares: August 7, 2000
 Class K shares: May 15, 2001


(2) The MSCI (EMF) Index had average annual returns of 3.14% since May 1, 1997, the date of inception of Class A and Class B shares; 3.14% since August 7, 2000, the date of inception of Class C shares; and 18.50% since May 15, 2001, the date of inception of Class K shares.

(3) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, Class K and Institutional Class shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown; and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(4) Sales charge applies for shares sold within one year of purchase.

(5) A REDEMPTION FEE OF 2% APPLIES TO REDEMPTIONS OF SHARES PURCHASED AFTER AUGUST 22, 2003 AND HELD FOR LESS THAN 60 DAYS. This fee does not apply to shares held in the name of a financial institution holding shares solely on behalf of its customers. See page 101 for more information.



AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns, before and (for Class A shares) after taxes, for the 1- and 5-year periods and since inception through December 31, 2004. It compares the Fund's performance, before and (for Class A shares) after taxes, with the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, an index that is generally considered to be representative of the stock market activity of emerging markets. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. No Institutional Class shares were outstanding in 2004. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                   1 YEAR       5 YEARS       SINCE INCEPTION(1)
--------------------------------------------------------------------------------
Class A shares(3)
--------------------------------------------------------------------------------
 Returns before taxes              17.97%        6.01%                    5.32%
--------------------------------------------------------------------------------
 Returns after taxes
  on distributions                 17.20%        5.71%                    5.01%
--------------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of fund shares          12.60%        5.07%                    4.46%
--------------------------------------------------------------------------------
Class B shares                     19.27%        5.44%                    4.08%
--------------------------------------------------------------------------------
Class C shares                     21.30%          --%                    8.20%
--------------------------------------------------------------------------------
Class K shares                     22.16%          --%                   17.37%
--------------------------------------------------------------------------------
MSCI (EMF) Index                   25.95%        4.62%                 3.14%(2)
--------------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you own and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                            MAXIMUM SALES            MAXIMUM DEFERRED SALES
                            CHARGE TO BUY       CHARGE TO SELL SHARES, AS A % OF
                          SHARES, AS A % OF      THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS          THE OFFERING PRICE    SALE PROCEEDS, WHICHEVER IS LOWER
---------------------------------------------------------------------------------
Class A shares(5)                   4.50%(1)                              None(2)
---------------------------------------------------------------------------------
Class B shares                          None                             3.00%(3)
---------------------------------------------------------------------------------
Class C shares                          None                             1.00%(4)
---------------------------------------------------------------------------------
Class K shares                          None                             1.00%(2)
---------------------------------------------------------------------------------
Institutional Class
  shares                                None                                 None
---------------------------------------------------------------------------------


 42 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 for the time periods shown


- your investment has a 5% return each year


- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

----------------------------------
NOTES

(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.

(2) Based on estimated expenses for the current fiscal year. No Institutional Class shares were outstanding in 2004.


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                                     DISTRIBUTION
                         MANAGEMENT    (12B-1)        OTHER
      SHARE CLASS           FEES         FEES      EXPENSES(1)    TOTAL
-------------------------------------------------------------------------
Class A shares                1.00%         0.00%       0.88%       1.88%
-------------------------------------------------------------------------
Class B shares                1.00%         0.75%       1.15%       2.90%
-------------------------------------------------------------------------
Class C shares                1.00%         0.75%       1.10%       2.85%
-------------------------------------------------------------------------
Class K shares                1.00%         0.40%       0.79%       2.19%
-------------------------------------------------------------------------
Institutional Class
  shares                      1.00%         0.00%    0.63%(2)    1.63%(2)
-------------------------------------------------------------------------

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                       1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       --------------------------------------------------------------------------------
                                       Class A shares                   $632        $1,014        $1,420        $2,552
                                       --------------------------------------------------------------------------------
                                       Class B shares                   $593        $1,098        $1,628        $2,982
                                       --------------------------------------------------------------------------------
                                       Class C shares                   $388        $  883        $1,504        $3,176
                                       --------------------------------------------------------------------------------
                                       Class K shares                   $322        $  685        $1,175        $2,524
                                       --------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                         $166        $  514        $  887        $1,933
                                       --------------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                       1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       --------------------------------------------------------------------------------
                                       Class A shares                   $632        $1,014        $1,420        $2,552
                                       --------------------------------------------------------------------------------
                                       Class B shares                   $293        $  898        $1,528        $2,982
                                       --------------------------------------------------------------------------------
                                       Class C shares                   $288        $  883        $1,504        $3,176
                                       --------------------------------------------------------------------------------
                                       Class K shares                   $222        $  685        $1,175        $2,524
                                       --------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                         $166        $  514        $  887        $1,933
                                       --------------------------------------------------------------------------------



ABOUT OUR FUNDS                                                   PROSPECTUS  43

THE GUARDIAN INVESTMENT QUALITY BOND FUND

----------------------------------
INVESTMENT GRADE
SECURITIES
Investment grade securities are
bonds that nationally recognized
statistical ratings organizations,
such as Moody's Investors
Service, Inc. and Standard
& Poor's Ratings Group, rate as
Baa or BBB or higher, with
securities rated Aaa or AAA
being the highest quality.



OBJECTIVE


THE BOND FUND seeks a high level of current income and capital appreciation without undue risk to principal.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


At least 80% of the value of the Fund's total assets is usually invested in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. Investment grade securities are bonds that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality.

Debt obligations are written promises by the borrower to pay interest for a specified period and to repay the debt on a specified date or over time. Interest can be payable at a fixed, variable, or floating rate or, as in the case of zero coupon bonds, the obligation can be purchased at a discount from its face value in place of interest.

Guardian Investor Services LLC (GIS), the Fund's investment adviser, allocates the Fund's investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on their attractiveness relative to each other. Within the sector allocations, the investment adviser selects individual securities by considering yield, potential appreciation, credit quality, maturity and the degree of risk relative to other securities in the sector. The Fund maintains a stable intermediate duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond (or bond fund) with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.

Most of the debt obligations in the Fund are rated investment grade. This means they are secured or unsecured obligations rated in one of the four highest categories by a nationally recognized statistical ratings organization such as Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, or, if unrated, are deemed to be of comparable quality by GIS. Some of the Fund's assets may have lower ratings, either because they were downgraded after the Fund acquired them or because they have strong prospects of being raised to investment grade. Debt securities rated below investment grade are commonly known as junk bonds, and are described in the section called Risks and special investment techniques. Normally, less than 10% of the Fund's assets will be invested in lower-rated securities.

The Fund may invest in mortgage-backed securities. These securities represent interests in pools of commercial or residential mortgages. The Fund may also invest in collateralized mortgage obligations, or CMOs which are backed by pooled mortgage loans that may be issued or

 44 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN INVESTMENT QUALITY BOND FUND


guaranteed by the U.S. government or a U.S. government agency, or supported by the credit of a private entity.

The Bond Fund may also invest in asset-backed securities. These are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.

The Bond Fund may invest in so-called Yankee securities. Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets. Additionally, from time to time, the Bond Fund may invest up to 10% of the value of its net assets in other foreign securities denominated in U.S. dollars.

The Fund also invests in Treasury bills, notes and bonds, which are backed by the U.S. government.

When the investment adviser believes it would be advantageous, the Bond Fund may engage in dollar roll and reverse repurchase agreement transactions as well as financial futures contracts and options, to generate income.

For more information about any of these investments, see the section called Risks and special investment techniques.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations, particularly mortgage-related securities, will be prepaid when interest rates are lower). Because the Fund may invest up to 10% of its net assets in U.S. dollar denominated securities that are issued and settled overseas, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. See the section called Risks and special investment techniques for a discussion of the debt market and foreign market risks of investing in this Fund.

Bonds in the Fund's portfolio that are downgraded present greater risks than higher-quality bonds. Lower quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.


ABOUT OUR FUNDS                                                   PROSPECTUS  45

THE GUARDIAN INVESTMENT QUALITY BOND FUND

----------------------------------

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
5.20% for the quarter ended
6/30/1995.

WORST QUARTER
2.63% for the quarter ended
6/30/2004.

Bonds are issued with a specific maturity date on which the issuer must repay the bond's face value. Bonds with longer maturities can be more sensitive to interest rate changes. The longer a bond's maturity, the more the price of the bond tends to fluctuate in response to changes in interest rates.

The Fund may invest in mortgage-backed securities. Although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

The Fund may experience a relatively high portfolio turnover, resulting in greater transaction costs which will reduce the Fund's return. Active trading of securities may also increase short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.



HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but they do not include any sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1995                                                                             16.64
1996                                                                              2.73
1997                                                                              8.43
1998                                                                              7.89
1999                                                                             -1.02
2000                                                                              9.81
2001                                                                              8.55
2002                                                                              9.25
2003                                                                              4.53
2004                                                                               4.1

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.


 46 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN INVESTMENT QUALITY BOND FUND

----------------------------------
NOTES

(1) Inception of
Class B shares: August 7, 2000
Class C shares: August 7, 2000
Class K shares: May 15, 2001


(2) The Lehman Aggregate Bond Index had average annual returns of 7.47% since August 7, 2000, the date of inception of Class B and Class C shares; and 6.72% since May 15, 2001, the date of inception of Class K shares.

(3) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, Class K and Institutional Class shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to the charge. See the Statement of Additional Information for details.


(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.


(4) Sales charge applies for shares sold within one year of purchase.


AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns, before and (for Class A shares) after taxes, for the 1-, 5-year and 10-year periods through December 31, 2004. It compares the Fund's performance, before and (for Class A shares) after taxes, with the Lehman Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. The Fund's performance benefited from GIS's assumption of a portion of the Fund's expenses, without which performance would have been lower. GIS may reduce or discontinue the expense reimbursement at any time without notice. No Institutional Class shares were outstanding in 2004. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                                         10 YEARS OR SINCE
                                1 YEAR       5 YEARS          INCEPTION(1)
--------------------------------------------------------------------------
Class A shares(3)
--------------------------------------------------------------------------
 Returns before taxes           -0.58%        6.24%                  6.50%
--------------------------------------------------------------------------
 Returns after taxes
  on distributions              -2.03%        4.17%                  4.20%
--------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of fund shares       -0.22%        4.10%                  4.14%
--------------------------------------------------------------------------
Class B shares                   0.22%          --%                  6.10%
--------------------------------------------------------------------------
Class C shares                   2.22%          --%                  6.29%
--------------------------------------------------------------------------
Class K shares                   2.69%          --%                  6.01%
--------------------------------------------------------------------------
Lehman Aggregate Bond Index      4.34%        7.71%               7.72%(2)
--------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                         MAXIMUM SALES              MAXIMUM DEFERRED SALES
                         CHARGE TO BUY         CHARGE TO SELL SHARES, AS A % OF
                       SHARES, AS A % OF        THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS       THE OFFERING PRICE      SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
Class A shares                   4.50%(1)                                None(2)
--------------------------------------------------------------------------------
Class B shares                       None                               3.00%(3)
--------------------------------------------------------------------------------
Class C shares                       None                               1.00%(4)
--------------------------------------------------------------------------------
Class K shares                       None                               1.00%(2)
--------------------------------------------------------------------------------
Institutional Class
  shares                             None                                   None
--------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  47

THE GUARDIAN INVESTMENT QUALITY BOND FUND

----------------------------------
NOTES

(1) The fees and expenses shown do not reflect GIS's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Fund's Class A shares, 1.60% of the average daily net assets of the Fund's Class B and Class C shares and 1.25% of the Fund's Class K shares. GIS may reduce or discontinue the expense reimbursement at any time without notice.


(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.


(3) Based on estimated expenses for the current fiscal year. No Institutional Class shares were outstanding in 2004.


EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the time periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1) (as a percentage of average net assets)

                          MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS            FEES     (12B-1) FEES  EXPENSES(2)    TOTAL
--------------------------------------------------------------------------
Class A shares                 0.50%         0.00%       0.48%       0.98%
--------------------------------------------------------------------------
Class B shares                 0.50%         0.75%       0.63%       1.88%
--------------------------------------------------------------------------
Class C shares                 0.50%         0.75%       0.68%       1.93%
--------------------------------------------------------------------------
Class K shares                 0.50%         0.40%       0.41%       1.31%
--------------------------------------------------------------------------
Institutional Class
  shares                       0.50%         0.00%    0.23%(3)    0.73%(3)
--------------------------------------------------------------------------

Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                              1 YEAR       3 YEARS       5 YEARS      10 YEARS
------------------------------------------------------------------------------
Class A shares                 $545         $748         $  967        $1,597
------------------------------------------------------------------------------
Class B shares                 $491         $791         $1,116        $1,966
------------------------------------------------------------------------------
Class C shares                 $296         $606         $1,042        $2,254
------------------------------------------------------------------------------
Class K shares                 $233         $415         $  718        $1,579
------------------------------------------------------------------------------
Institutional Class
  shares                       $ 75         $233         $  406        $  906
------------------------------------------------------------------------------

If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                              1 YEAR       3 YEARS       5 YEARS      10 YEARS
------------------------------------------------------------------------------
Class A shares                 $545         $748         $  967        $1,597
------------------------------------------------------------------------------
Class B shares                 $191         $591         $1,016        $1,966
------------------------------------------------------------------------------
Class C shares                 $196         $606         $1,042        $2,254
------------------------------------------------------------------------------
Class K shares                 $133         $415         $  718        $1,579
------------------------------------------------------------------------------
Institutional Class
  shares                       $ 75         $233         $  406        $  906
------------------------------------------------------------------------------


 48 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN LOW DURATION BOND FUND

DURATION
Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates.



OBJECTIVE


THE LOW DURATION BOND FUND seeks a high level of current income, consistent with preservation of capital.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


At least 80% of the value of the Fund's net assets is usually invested in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. Investment grade securities are those that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality. The Fund tends to have an average duration within a range of between 1 and 3 years and an average maturity of 1 to 3 years.

Debt obligations are written promises by the borrower to pay interest for a specified period and to repay the debt on a specified date or over time. Interest can be payable at a fixed, variable, or floating rate or, as in the case of zero coupon bonds, the obligation can be purchased at a discount from its face value in place of interest.

Guardian Investor Services LLC (GIS), the Fund's investment adviser, allocates the Fund's investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on their attractiveness relative to each other. Within the sector allocations, the adviser selects individual securities by considering yield, potential appreciation, credit quality, maturity and the degree of risk relative to other securities in the sector. The Fund maintains a low duration, but may lengthen or shorten its duration within its range to reflect changes in the overall composition of the short-term investment grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond (or bond fund) with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point; conversely, if rates fell by one percentage point, the price of the bond would be expected to rise by approximately 5%.

Most of the debt obligations in the Fund are rated investment grade. This means they are secured or unsecured obligations rated in one of the four highest categories by a nationally recognized statistical ratings organization such as Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, or, if unrated, are deemed to be comparable quality by GIS. Some of the Fund's assets may have lower ratings, either because they were downgraded after the Fund acquired them or because they have strong prospects of being upgraded to investment grade. Debt securities rated below investment grade are commonly known as high yield or junk bonds, and are described in the section called Risks and special investment techniques. Normally, less than 10% of

ABOUT OUR FUNDS                                                   PROSPECTUS  49

THE GUARDIAN LOW DURATION BOND FUND


the Fund's assets will be invested in lower-rated securities.

The Fund may invest in mortgage-backed securities. These securities represent interests in pools of commercial or residential mortgages. The Fund may also invest in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgage loans that may be issued or guaranteed by the U.S. government or a U.S. government agency, or supported by the credit of a private entity.

The Fund may also invest in asset-backed securities. These are similar in structure to mortgage-backed securities but represent interest in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.

The Fund may invest in so-called Yankee securities. Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets. Additionally, from time to time, the Fund may invest up to 10% of the value of its total net assets in other foreign securities denominated in U.S. dollars.

The Fund also invests in Treasury bills, notes and bonds, which are backed by the U.S. government.

When the investment adviser believes it would be advantageous, the Fund may engage in dollar roll and reverse repurchase agreement transactions, as well as financial futures contracts and options, to generate income.

For more information about any of these investments, see the section called Risks and special investment techniques.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increase in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations, particularly mortgage-backed securities, will be prepaid when interest rates are lower).

Bonds in the Fund's portfolio that are downgraded present greater risks than higher-quality bonds. Lower quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.


 50 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN LOW DURATION BOND FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
1.25% for the quarter ended
3/31/2004.

WORST QUARTER
-1.02% for the quarter ended
6/30/2004.

The Fund may invest in mortgage-backed securities. Although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

Bonds are issued with a specific maturity date on which the issuer must repay the bond's face value. Bonds with longer maturities can be more sensitive to interest rate changes. The longer a bond's maturity, the more the price of the bond tends to fluctuate in response to changes in interest rates.

The Fund may experience a relatively high portfolio turnover, resulting in greater transaction costs, which will reduce the Fund's return. Active trading of securities may also increase short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.



HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing its performance for the past calendar year. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.




YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)


[TOTAL RETURNS BAR CHART]

2004                                                                             1.36

Returns of Class B, Class C and Class K shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.


ABOUT OUR FUNDS                                                   PROSPECTUS  51

THE GUARDIAN LOW DURATION BOND FUND

----------------------------------
NOTES

(1)Lehman U.S. Government 1-3 Year Bond Index had average annual returns of 1.43% since July 30, 2003, the date of inception of Class B shares, the date of inception of Class C shares and the date of inception of Class K shares.

(2) After-tax returns are shown for Class A shares only and will vary for Class B, Class C and Class K shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.



AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns before and (for Class A shares) after taxes, for the 1-year period and since inception through December 31, 2004. It compares the Fund's performance with the Lehman U.S. Government 1-3 Year Bond Index, an unmanaged index that is generally considered to be representative of short-term U.S. investment grade bond activity. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.


                                                                  SINCE
                                                              INCEPTION ON
                                                 1 YEAR       JULY 30, 2003
---------------------------------------------------------------------------
Class A shares(2)
---------------------------------------------------------------------------
 Returns before taxes                            -1.68%            -0.70%
---------------------------------------------------------------------------
 Returns after taxes
  on distributions                               -2.45%            -1.24%
---------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of Fund shares                        -1.09%            -0.85%
---------------------------------------------------------------------------
Class B shares                                   -2.39%            -1.72%
---------------------------------------------------------------------------
Class C shares                                   -0.39%             0.90%
---------------------------------------------------------------------------
Class K shares                                   -0.04%             0.79%
---------------------------------------------------------------------------
Lehman U.S. Government
  1-3 Year Bond Index                             1.07%          1.43%(1)
---------------------------------------------------------------------------


 52 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN LOW DURATION BOND FUND

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.


(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(3) Maximum sales charge declines to 2% if shares are sold in years 3 and 4 after purchase; 1% in years 5 and 6; and zero in year 7 and beyond.


(4) Sales charge applies for shares sold within one year of purchase.

----------------------------------
NOTES

(1) GIS has agreed to assume the ordinary operating expenses of the Fund that exceed 0.80% of the average daily net assets of the Fund's Class A shares, 1.55% of the average daily net assets of the Fund's Class B and C shares, and 1.20% of the Fund's Class K shares. GIS may reduce or discontinue the expense reimbursement at any time without notice.

(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.

EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the time periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                     3.00%(1)                                 None(2)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(3)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(4)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(2)
-----------------------------------------------------------------------------------


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                          MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS            FEES     (12B-1) FEES  EXPENSES(2)  TOTAL
-----------------------------------------------------------------------
Class A shares                 0.45%         0.00%        1.04%   1.49%
-----------------------------------------------------------------------
Class B shares                 0.45%         0.75%        1.05%   2.25%
-----------------------------------------------------------------------
Class C shares                 0.45%         0.75%        1.08%   2.28%
-----------------------------------------------------------------------
Class K shares                 0.45%         0.40%        0.74%   1.59%
-----------------------------------------------------------------------

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                       1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       --------------------------------------------------------------------------------
                                       Class A shares                   $447         $757         $1,089        $2,026
                                       --------------------------------------------------------------------------------
                                       Class B shares                   $528         $903         $1,305        $2,394
                                       --------------------------------------------------------------------------------
                                       Class C shares                   $331         $712         $1,220        $2,615
                                       --------------------------------------------------------------------------------
                                       Class K shares                   $262         $502         $  866        $1,889
                                       --------------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                       1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       --------------------------------------------------------------------------------
                                       Class A shares                   $447         $757         $1,089        $2,026
                                       --------------------------------------------------------------------------------
                                       Class B shares                   $228         $703         $1,205        $2,394
                                       --------------------------------------------------------------------------------
                                       Class C shares                   $231         $712         $1,220        $2,615
                                       --------------------------------------------------------------------------------
                                       Class K shares                   $162         $502         $  866        $1,889
                                       --------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  53

THE GUARDIAN HIGH YIELD
BOND FUND



OBJECTIVE


THE HIGH YIELD FUND seeks current income. Capital appreciation is a secondary objective.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


Normally, at least 80% of the value of the Fund's total assets is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or are unrated. These securities are commonly known as junk bonds. Bonds are debt obligations which involve a written promise by the borrower to pay interest for a specified period and repay the principal on a specified date. Interest can be fixed, contingent, floating or variable. The Fund may also invest in convertible bonds, which are described in the section called Risks and special investment techniques.

Guardian Investor Services LLC (GIS), the Fund's investment adviser, considers several factors in purchasing and selling securities, such as the issuer's earnings patterns, financial history, management and general prospects, relative to the price of the security. The investment adviser does not consider the duration or maturity of the Fund's portfolio due to the nature of the high yield securities in which the Fund invests.

There is no lower limit on the rating of securities that may be in the High Yield Fund. Some of the securities the Fund buys and holds may be in default, giving them the lowest rating.

The Fund may invest its assets in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, recapitalizations and acquisitions.

The Fund may invest in common and preferred stocks, and warrants to purchase common stocks, bonds or other kinds of securities. Usually, no more than 20% of the Fund's assets will be invested in these types of securities.

The Fund may also purchase zero coupon bonds and "pay-in-kind" securities. Zero coupon bonds are issued at a significant discount from face value, do not make periodic interest payments and become due only upon maturity. Pay-in-kind securities (PIKs) make periodic interest payments in additional securities.

The Fund may invest in foreign securities and so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Generally, the Fund does not expect its foreign investments to exceed 35% of its total assets. Yankee securities trade and may be settled in U.S. markets. The Fund may enter into forward foreign currency exchange contracts to try to minimize the effects of changes in foreign exchange rates.

The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent interests in pools of commercial or residential mortgages. The Fund may also invest in collateralized mortgage obligations, or CMOs, which are backed by pooled mortgage

 54 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN HIGH YIELD BOND FUND


----------------------------------
JUNK BOND RISK
Junk bonds are below investment
grade bonds rated as Ba1 or BB+
and lower by Moody's Investors
Service Inc. and Standard and
Poor's Ratings Group, and are also
known as high-yield bonds. They
may be issued by companies
without a long track record of
sales and earnings, or those with
questionable credit strength. The
market prices of these securities
may fluctuate more than higher-
quality securities and may
decline significantly in periods of
general or regional economic
difficulty.

loans that may be issued or guaranteed by the U.S. government or a U.S. government agency, or supported by the credit of a private entity.

Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.


As a temporary defensive strategy, the Fund may invest some or all of its assets in investment grade debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

The Fund may also buy Treasury bills, notes and bonds, which are all guaranteed by the U.S. government.




THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower).

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower by Moody's Investors Service Inc. and Standard and Poor's Ratings Group, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Since the Fund invests primarily in below investment grade securities, an investment in the Fund exposes you to the special risks associated with these securities. Lower-quality debt is considered to be speculative because it's less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.

To the extent that the Fund invests in the equity markets, you will be subject to the general risks of investing in the stock markets, including the risk that share prices will be driven down gradually or sharply by general conditions in the stock market, or by the performance of an individual company or industry. With respect to the 35% of its total assets that the Fund may invest in foreign securities, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.


ABOUT OUR FUNDS                                                   PROSPECTUS  55

THE GUARDIAN HIGH YIELD BOND FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
6.46% for the quarter ended
6/30/2003.

WORST QUARTER
-6.38% for the quarter ended
12/31/2000.

See the section called Risks and special investment techniques for a discussion of debt and junk bond risks, as well as the foreign market risks of investing in this Fund.

The Fund may invest in mortgage-backed securities. Although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

The Fund may invest in zero coupon securities and in PIKs. Since these securities do not pay interest in the form of cash, they fluctuate more in value than other interest-bearing securities. For more information, see Risks and special investment techniques.

The Fund may experience a relatively high portfolio turnover which will result in greater transaction costs, which will reduce the Fund's return. Active trading of securities may also increase short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.



HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied for each full calendar year since it was launched on September 1, 1998. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1999                                                                             -0.63
2000                                                                             -6.53
2001                                                                              2.87
2002                                                                              0.96
2003                                                                             20.11
2004                                                                              9.15


 56 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN HIGH YIELD BOND FUND

----------------------------------
NOTES

(1) Inception of
Class A shares: September 1, 1998
Class B shares: September 1, 1998
Class C shares: August 7, 2000
Class K shares: May 15, 2001

(2) The return shown in the chart is since September 1, 1998, the date of inception of Class A and Class B shares. The Lehman Brothers Corporate High Yield Index had average annual returns of 8.00% since August 7, 2000, the date of inception of Class C shares and 9.75% since May 15, 2001, the date of inception of Class K shares.

(3) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, Class K and Institutional Class shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Contingent deferred sales charge of 1.00% applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(4) Sales charge applies for shares sold within one year of purchase.

(5) A REDEMPTION FEE OF 2% APPLIES TO REDEMPTIONS OF SHARES PURCHASED AFTER AUGUST 22, 2003 AND HELD FOR LESS THAN 60 DAYS. This fee does not apply to shares held in the name of a financial institution holding shares solely on behalf of its customers. See page 101 for more information.


Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns, before and (for Class A shares) after taxes for the 1- and 5-year periods and since inception through December 31, 2004. It compares the Fund's performance with the Lehman Brothers Corporate High Yield Index, an unmanaged index that is generally considered to be representative of the investable universe of the U.S.-denominated high yield debt market. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. The Fund's performance benefited from GIS's assumption of a portion of the Fund's expenses, without which performance would have been lower. GIS may reduce or discontinue the expense reimbursement at any time without notice. No Institutional Class shares were outstanding in 2004. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                   1 YEAR       5 YEARS       SINCE INCEPTION(1)
--------------------------------------------------------------------------------
Class A shares(3)
--------------------------------------------------------------------------------
 Returns before taxes               4.24%         3.98%                   4.60%
--------------------------------------------------------------------------------
 Returns after taxes
  on distributions                  1.71%         0.82%                   1.36%
--------------------------------------------------------------------------------
 Returns after taxes
  on distributions and
  sale of fund shares               2.67%         1.36%                   1.84%
--------------------------------------------------------------------------------
Class B shares                      5.20%         3.94%                   4.41%
--------------------------------------------------------------------------------
Class C shares                      7.20%           --%                   4.95%
--------------------------------------------------------------------------------
Class K shares                      7.72%           --%                   7.49%
--------------------------------------------------------------------------------
Lehman Brothers Corporate
  High Yield Index                 11.13%         6.97%                6.34%(2)
--------------------------------------------------------------------------------





FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares(5)                  4.50%(1)                                 None(2)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(3)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(4)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(2)
-----------------------------------------------------------------------------------
Institutional Class
  shares                               None                                    None
-----------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  57

THE GUARDIAN HIGH YIELD BOND FUND

----------------------------------
NOTES

(1) The fees and expenses in the table do not reflect GIS's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Fund's Class A shares, 1.60% of the average daily net assets of Class B and Class C shares and 1.25% of the average daily net assets of Class K shares. GIS may reduce or discontinue the expense reimbursement at any time without notice.

(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.

(3) Based on estimated expenses for the current fiscal year. No Institutional Class shares were outstanding in 2004.


EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the time periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                          MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS            FEES     (12B-1) FEES  EXPENSES(2)    TOTAL
--------------------------------------------------------------------------
Class A shares                 0.60%         0.00%       0.59%       1.19%
--------------------------------------------------------------------------
Class B shares                 0.60%         0.75%       0.87%       2.22%
--------------------------------------------------------------------------
Class C shares                 0.60%         0.75%       0.84%       2.19%
--------------------------------------------------------------------------
Class K shares                 0.60%         0.40%       0.53%       1.53%
--------------------------------------------------------------------------
Institutional Class
  shares                       0.60%         0.00%    0.34%(3)    0.94%(3)
--------------------------------------------------------------------------

Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                             1 YEAR       3 YEARS       5 YEARS      10 YEARS
-----------------------------------------------------------------------------
Class A shares                $566         $811         $1,075        $1,828
-----------------------------------------------------------------------------
Class B shares                $525         $894         $1,290        $2,294
-----------------------------------------------------------------------------
Class C shares                $322         $685         $1,175        $2,524
-----------------------------------------------------------------------------
Class K shares                $256         $483         $  834        $1,824
-----------------------------------------------------------------------------
Institutional Class
  shares                      $ 96         $300         $  520        $1,155
-----------------------------------------------------------------------------

If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                          1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------
Class A shares             $566         $811         $1,075        $1,828
--------------------------------------------------------------------------
Class B shares             $225         $694         $1,190        $2,294
--------------------------------------------------------------------------
Class C shares             $222         $685         $1,175        $2,524
--------------------------------------------------------------------------
Class K shares             $156         $483         $  834        $1,824
--------------------------------------------------------------------------
Institutional Class
  shares                   $ 96         $300         $  520        $1,155
--------------------------------------------------------------------------


 58 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN
TAX-EXEMPT FUND


----------------------------------
MUNICIPAL DEBT
OBLIGATIONS
These bonds are issued to finance
public projects such as highways
and schools, or to refinance
outstanding obligations, obtain
funds for general operating
expenses, or to provide funds to
other public institutions.


OBJECTIVE

THE TAX-EXEMPT FUND seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances at least 80% of the value of the Fund's net assets will be invested in a diversified portfolio of investment grade municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval. For purposes of this policy, the Fund will invest in municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax including federal alternative minimum tax (AMT). Municipal obligations are debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These bonds are issued to finance public projects such as highways and schools, or to refinance outstanding obligations, obtain funds for general operating expenses, or to provide funds to other public institutions.

There are different types of municipal obligations:

- General obligation bonds, guaranteed by the issuer's full faith, credit and taxing power

- Specific obligation bonds, payable by a special tax or revenue source

- Revenue bonds, guaranteed solely by the corporate entity that issues them

- Notes, or short-term obligations issued in anticipation of a bond sale, collection of taxes or receipt of revenues

- Private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

There is no limit on how much the Fund can invest in each type of municipal obligation, although no more than 20% of the Fund's assets will be held in private activity bonds.

The Fund will primarily invest its assets in municipal securities with remaining maturities of 7 to 25 years. The average maturity of assets held by the Fund may vary substantially, depending on the analysis of the market and the economy by Guardian Investor Services LLC (GIS), the Fund's investment adviser.

Bonds must be investment grade when they are purchased. However, a bond may be downgraded after the Fund acquires it. The Fund is not required to sell a bond that has been downgraded, but normally, no more than 10% of its assets will be held in below investment grade bonds. Investment grade securities are bonds that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality.

The Fund may concentrate more than 25% of its assets in a single state, or in bonds that pay interest from similar revenue sources. Up to 20% of the Fund's net assets may be invested in bonds that pay interest subject


ABOUT OUR FUNDS                                                   PROSPECTUS  59

THE GUARDIAN TAX-EXEMPT FUND


to regular federal income tax, or in private activity bonds which are subject to AMT. Since the interest on private activity bonds issued after August 7, 1986 is a tax preference item for the purpose of the AMT, certain shareholders may be subject to AMT liability.

The Tax-Exempt Fund may invest in zero coupon securities, which are sold at a steep discount from their face value but pay no interest. Zero coupon bonds are described in the section called Risks and special investment techniques. The Fund may also purchase tax-exempt floating and variable rate demand notes and bonds. These securities include master demand notes, which are frequently secured by letters of credit, but have no established secondary market.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by changes in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower.) See the section called Risks and special investment techniques for information on the debt risks associated with investing in this Fund.

As the Fund's average weighted maturity increases, its securities become more sensitive to changes in interest rates, increasing the potential volatility of Fund share values.

The Fund may invest in zero coupon securities. Since these securities do not pay interest, they fluctuate more in value than other interest-bearing securities. For more information, see Risks and special investment techniques.

Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of interest on municipal bonds in this Fund. GIS relies on the issuers' bond counsel for advice on the tax status of the bonds, without independent verification.

Bonds in the Fund's portfolio which are downgraded present extra risks because the issuer is less likely to repay the interest and principal than issuers of higher-quality bonds. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry. While the Fund does not expect to have a significant portion of its assets in lower-quality debt, you should review the risks of lower-quality debt investments in the section called Risks and special investment techniques.

The Fund may experience a relatively high portfolio turnover which will result in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GIS's continuing asset allocation efforts, for example, replacing short-term commercial paper with larger blocks of municipal obligations.


 60 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN TAX-EXEMPT FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
6.21% for the quarter ended
3/31/1995.

WORST QUARTER
-2.79% for the quarter ended
6/30/2004.



HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but they do not include sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1995                                                                             14.59
1996                                                                              3.62
1997                                                                              8.74
1998                                                                              6.11
1999                                                                             -3.29
2000                                                                             12.28
2001                                                                              4.78
2002                                                                             10.20
2003                                                                              5.34
2004                                                                              4.38

Returns of Class C shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.


ABOUT OUR FUNDS                                                   PROSPECTUS  61

THE GUARDIAN TAX-EXEMPT FUND

----------------------------------
NOTES


(1) Inception of Class C shares: August 7, 2000


(2) The Lehman Municipal Bond Index has had average annual returns of 6.70% since August 7, 2000, the date of inception of Class C shares.

(3) After-tax returns are shown for Class A shares only and will vary for Class C shares because Class C shares have expenses that differ from those of Class A shares. After-tax returns are estimated, based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown, and are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

----------------------------------
NOTES

(1) You may be entitled to a sales charge discount. See page 86 for details.

(2) Purchases of $1 million or more of Class A shares will be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(3) Sales charge applies for shares sold within one year of purchase.



AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the Fund's average annual total returns, before and (for Class A shares) after taxes, for the 1-, 5- and 10-year periods through December 31, 2004. It compares the Fund's performance, before and (for Class A shares) after taxes, with the Lehman Municipal Bond Index, an index that is generally considered to be representative of U.S. municipal bond market activity. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. The Fund's performance benefited from GIS's assumption of a portion of the Fund's expenses, without which performance would have been lower. GIS may reduce or discontinue the expense reimbursement at any time without notice. Past results, before and after taxes, do not necessarily indicate how the Fund will perform in the future.

                                                                 10 YEARS OR
                                   1 YEAR       5 YEARS       SINCE INCEPTION(1)
--------------------------------------------------------------------------------
Class A shares(3)
--------------------------------------------------------------------------------
 Returns before taxes              -0.32%         6.37%                   6.07%
--------------------------------------------------------------------------------
 Returns after taxes
  on distributions                 -0.61%         5.99%                   5.88%
--------------------------------------------------------------------------------
 Returns after taxes
  on distributions
  and sale of fund shares           1.35%         5.91%                   5.78%
--------------------------------------------------------------------------------
Class C shares                      2.60%            --                   5.99%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index         4.48%         7.20%                7.06%(2)
--------------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                                                         MAXIMUM DEFERRED SALES
                               MAXIMUM SALES           CHARGE TO SELL SHARES, AS
                               CHARGE TO BUY          A % OF THE ORIGINAL PURCHASE
                             SHARES, AS A % OF          PRICE OR SALE PROCEEDS,
     SHARE CLASS             THE OFFERING PRICE            WHICHEVER IS LOWER
----------------------------------------------------------------------------------
Class A shares                         4.50%(1)                            None(2)
----------------------------------------------------------------------------------
Class C shares                             None                           1.00%(3)
----------------------------------------------------------------------------------


 62 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN TAX-EXEMPT FUND

----------------------------------
NOTES


(1) The fees and expenses shown do not reflect GIS's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Class A shares of the Fund and 1.60% of the average daily net assets of the Class C shares of the Fund. GIS may reduce or discontinue the expense reimbursement at any time without notice.


(2) Includes Administrative Service Fee of 0.25%.




EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the time periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.



ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                         MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS           FEES     (12b-1) FEES  EXPENSES(2)   TOTAL
------------------------------------------------------------------------
Class A shares                0.50%         0.00%      0.44%       0.94%
------------------------------------------------------------------------
Class C shares                0.50%         0.75%      0.68%       1.93%
------------------------------------------------------------------------

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $542         $736         $  947        $1,553
                                       ----------------------------------------------------------------------------
                                       Class C shares               $296         $606         $1,042        $2,254
                                       ----------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $542         $736         $  947        $1,553
                                       ----------------------------------------------------------------------------
                                       Class C shares               $196         $606         $1,042        $2,254
                                       ----------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  63

THE GUARDIAN
CASH MANAGEMENT FUND

NOT INSURED OR GUARANTEED
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


OBJECTIVE

THE CASH MANAGEMENT FUND seeks as high a level of current income as is consistent with liquidity and preservation of capital.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in money market instruments denominated in U.S. dollars. The Fund primarily selects investments that present minimal credit risks, as determined by Guardian Investor Services LLC (GIS), the Fund's investment adviser, in accordance with guidelines established by the Board of Trustees. The guidelines prescribe that the instruments acquired by the Fund be rated within the highest short-term ratings categories assigned by nationally recognized statistical ratings organizations. The Fund primarily invests in securities that have received the highest short-term ratings from at least two of these organizations (or that received the highest rating from the single ratings organization assigning a rating) -- "First Tier" securities. No more than 5% of the value of the Fund's total assets may be invested in securities rated lower than "First Tier."

The Fund may also invest in commercial paper which is not required to be registered under the federal securities laws.

The Fund selects investments that have remaining maturities of 397 days or less, or which have a rate of interest that is readjusted at least once every 397 days. These investments include U.S. government securities, such as Treasury bills or bonds, commercial paper, repurchase agreements, as well as certificates of deposit and short-term obligations issued by banks or savings and loan associations. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

                  The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for the U.S. government.

                  Up to 25% of the Fund's net assets may be invested in U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. banks and by U.S. branches of foreign banks -- provided that each bank's net worth is at least $100 million. Certificates of deposit are debt instruments that usually pay interest.

Fund assets are valued at "amortized cost." See the section called Calculation of net asset value.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. The return on money market instruments is typically lower than the return on stocks or bonds. Modest additional investment risk is involved in holding securities which are not "First Tier" securities which are less liquid and fluctuate more in value.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 64 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN CASH MANAGEMENT FUND


HIGHEST AND LOWEST
QUARTERS
During the period shown
in the bar chart, the highest
and lowest returns,
respectively, for a quarter were:


BEST QUARTER
1.49% for the quarter ended
12/31/2000.


WORST QUARTER
0.06% for the quarter ended
6/30/2004.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to income risk, which is the risk that the income received by the Fund may decrease as a result of a decline in interest rates. The Fund's income is based on short-term interest rates, which may fluctuate over short periods of time. In addition, the Fund may be subject to interest rate risk (the risk that a debt obligation's price will be adversely affected by changes in interest rates) and credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest). See the section called Risks and special investment techniques for a discussion of interest rate and credit risks.



HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but don't include sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.



YEAR-BY-YEAR RETURNS

TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1995                                                                             5.52
1996                                                                             4.62
1997                                                                             4.81
1998                                                                             4.76
1999                                                                             4.45
2000                                                                             5.69
2001                                                                             3.27
2002                                                                             0.95
2003                                                                             0.37
2004                                                                             0.57

Returns of Class B, Class C and Class K shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.


ABOUT OUR FUNDS                                                   PROSPECTUS  65

THE GUARDIAN CASH MANAGEMENT FUND

----------------------------------
NOTES


(1) Inception of
 Class B shares: May 1, 1996
 Class C shares: August 7, 2000
 Class K shares: May 15, 2001

----------------------------------
NOTES


(1) Contingent deferred sales charge of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional information for details.

(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3) Sales charge applies for shares sold within one year of purchase.

----------------------------------
NOTES


(1) The fees and expenses in the table do not reflect GIS's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Fund's Class A shares, 1.60% of the average daily net assets of the Fund's Class B and Class C shares, and 1.25% of the average daily net assets of the Fund's Class K shares. GIS may reduce or discontinue the expense reimbursement at any time without notice.

(2) Includes Administrative Service Fee of 0.25%.

(3) Effective May 1, 2005, the management fee will be reduced to 0.45% when the Fund's average net assets reach $500 million.



AVERAGE ANNUAL TOTAL RETURNS

This table shows the Fund's average annual total returns for the periods ending December 31, 2004. The Fund's returns are stated assuming deduction of the maximum sales charge for each class. The Fund's performance benefited from GIS's assumption of a portion of the Fund's expenses, without which performance would have been lower. GIS may reduce or discontinue the expense reimbursement at any time without notice. Past results do not necessarily indicate how the Fund will perform in the future.

                                                                    10 YEARS,
                                                                    OR SINCE
                                         1 YEAR       5 YEARS       INCEPTION
-----------------------------------------------------------------------------
Class A shares                            0.57%         2.15%           3.45%
-----------------------------------------------------------------------------
Class B shares                           -2.43%         1.56%        2.94%(1)
-----------------------------------------------------------------------------
Class C shares                           -0.43%            --        1.25%(1)
-----------------------------------------------------------------------------
Class K shares                            0.47%            --        0.68%(1)
-----------------------------------------------------------------------------



FEES AND EXPENSES


The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                           MAXIMUM SALES       MAXIMUM DEFERRED SALES CHARGE TO
                           CHARGE TO BUY            SELL SHARES, AS A % OF
                         SHARES, AS A % OF      THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE    SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
Class A shares                         None                             None(1)
--------------------------------------------------------------------------------
Class B shares                         None                            3.00%(2)
--------------------------------------------------------------------------------
Class C shares                         None                            1.00%(3)
--------------------------------------------------------------------------------
Class K shares                         None                                None
--------------------------------------------------------------------------------


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                         MANAGEMENT  DISTRIBUTION     OTHER
                          FEES(3)    (12B-1) FEES  EXPENSES(2)   TOTAL
------------------------------------------------------------------------
Class A shares                0.50%         0.00%       0.39%      0.89%
------------------------------------------------------------------------
Class B shares                0.50%         0.75%       0.59%      1.84%
------------------------------------------------------------------------
Class C shares                0.50%         0.75%       0.40%      1.65%
------------------------------------------------------------------------
Class K shares                0.50%         0.40%       0.35%      1.25%
------------------------------------------------------------------------


 66 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN CASH MANAGEMENT FUND

EXAMPLE


The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 for the time periods shown


- your investment has a 5% return each year


- the Fund's operating expenses do not change.


The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $ 91         $284         $  493        $1,096
                                       ----------------------------------------------------------------------------
                                       Class B shares               $487         $779         $1,095        $1,909
                                       ----------------------------------------------------------------------------
                                       Class C shares               $268         $520         $  897        $1,955
                                       ----------------------------------------------------------------------------
                                       Class K shares               $127         $397         $  686        $1,511
                                       ----------------------------------------------------------------------------

                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $ 91         $284         $  493        $1,096
                                       ----------------------------------------------------------------------------
                                       Class B shares               $187         $579         $  995        $1,909
                                       ----------------------------------------------------------------------------
                                       Class C shares               $168         $520         $  897        $1,955
                                       ----------------------------------------------------------------------------
                                       Class K shares               $127         $397         $  686        $1,511
                                       ----------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  67

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in each Fund in The Park Avenue Portfolio. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Funds' investment advisers expect to use for one or more of the Funds.



PRINCIPAL RISKS TO INVESTORS

EQUITY RISKS

Applies to: Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, S&P 500 Index, International Growth, Emerging Markets and High Yield Funds

You could lose money in connection with a Fund's equity investments, or a Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.



SMALL COMPANY RISKS


Applies to: Park Avenue, Small Cap, UBS Small Cap Value, International Growth, and Emerging Markets Funds

In addition to the general risks of investing in the stock markets, there are special risks associated with investing in small companies. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.



DEBT RISKS


Applies to: Asset Allocation, Emerging Markets, Bond, Low Duration Bond, High Yield, Tax-Exempt and Cash Management Funds

You could lose money in connection with a Fund's debt investments, or a Fund's performance could fall below that of other possible investments, if any of the following occur:

- interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

- the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")


 68 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

- as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

- as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

- the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").


Interest rate risk


The value of the debt obligations in the Funds may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds, pay-in-kind securities (which make interest payments in additional securities) and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect a Fund's performance.


Credit risk


Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.


Prepayment and extension risk


There is also the possibility that a debt security could be repaid or "called" before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.


JUNK BOND RISK


Applies to: Asset Allocation Fund, Emerging Markets, Bond, Low Duration Bond, High Yield and Tax-Exempt Funds

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those


RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  69
with questionable credit strength. Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. These securities may also be less liquid, making it more difficult for the Fund to sell them. To the extent a Fund's portfolio is more heavily weighted toward investment in investment grade securities of lower quality, similar issues arise.

Junk bonds usually pay a higher interest rate than investment grade bonds, but also involve greater risks. You could lose money in connection with a Fund's investments in junk bonds, or the Fund's performance could fall below that of other possible investments, because junk bonds:

- are speculative and have a higher risk of default

- tend to react more to changes in interest rates than higher-rated securities

- tend to be less liquid, and may be more difficult to value

- are issued by entities whose ability to make principal and interest payments are more likely to be affected by changes in economic conditions or other circumstances.



FOREIGN MARKET RISKS


Applies to: Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, S&P 500 Index, International Growth, Emerging Markets, Bond, Low Duration Bond and High Yield Funds

Investing in foreign markets, particularly those of emerging markets (see the section called Emerging market risk below), involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund in which you have invested may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline


 70 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

Many countries in which a Fund invests have markets that are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact a Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.



EMERGING MARKET RISK


Applies to: International Growth, Emerging Markets and High Yield Funds

Emerging market countries may have higher relative rates of inflation than developed countries, and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and securities markets of those countries. The result could be expropriation of assets, which could wipe out the entire value of a Fund's investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  71
countries have a greater risk of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by a Fund.

The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays, and making it harder for a Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, which increases the risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. If this happens, an affected Fund may ask the Securities and Exchange Commission for permission to suspend the sale of the Fund's shares during the emergency. Prior to receipt of the SEC's determination, portfolio securities in the affected markets would be priced at fair value as determined in good faith by, or under the direction of, the Trustees.



ASSET ALLOCATION RISK


Applies to: All Funds, except Cash Management Fund

The investment adviser must try to determine the proper mix of securities in order to meet a Fund's investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

With respect to the S&P 500 Index Fund, in order to meet the Fund's investment objectives, the investment adviser must try to replicate the mix of securities included in the index. The index may not contain the appropriate mix of securities for any particular economic cycle. The timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund.



PORTFOLIO TURNOVER


Applies to: All Funds, except Cash Management Fund

Portfolio turnover refers to the rate at which the securities held by a Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. In addition, the Park Avenue, S&P 500 Index and Bond Funds serve as underlying funds in which the Asset Allocation Fund invests. Purchases and redemptions by the Asset Allocation Fund might affect the portfolio turnover rate for the underlying funds.


 72 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN DEPOSITARY RECEIPTS (EDRs) AND GLOBAL DEPOSITARY RECEIPTS (GDRs)

Applies to: Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, S&P 500 Index, International Growth, Emerging Markets and High Yield Funds

The Funds may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, GDRs or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.



BORROWING


Applies to: All Funds

The Funds may borrow money for temporary emergency purposes or to facilitate redemptions, and some Funds may borrow as part of their investment strategies. When a Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940 (the 1940 Act) limits borrowings to 33 1/3% of a mutual fund's total assets. Each Fund may commit this or a lesser amount to borrowings, as set forth in the Statement of Additional Information.



CONVERTIBLE SECURITIES


Applies to: Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, S&P 500 Index, International Growth, Emerging Markets and High Yield Funds

The Funds may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.



DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS


Applies to: Asset Allocation, Bond, Low Duration Bond and High Yield Funds

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Whenever a Fund enters into a dollar roll or reverse repurchase transaction, it segregates assets -- typically U.S. government securities or liquid, unencumbered securities -- whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GIS believes that they do not present the risks associated with other types of

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  73
leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the 1940 Act. See Borrowings, above.


EXCHANGE-TRADED INDEX SECURITIES


Applies to: UBS Large Cap Value and UBS Small Cap Value Funds

The Funds may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear these expenses in addition to its own Fund expenses.

The Funds may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market. The Funds will not sell these securities short or use them for any purpose other than those stated above.



FINANCIAL FUTURES CONTRACTS


Applies to: UBS Large Cap Value, UBS Small Cap Value, Asset Allocation, S&P 500 Index, International Growth, Emerging Markets, Bond, Low Duration Bond, High Yield and Tax-Exempt Funds

A Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. The UBS Large Cap Value, UBS Small Cap Value, International, Emerging Markets and High Yield Funds may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Fund's investment adviser misjudges the direction of interest rates, markets or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


Applies to: Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, International Growth, Emerging Markets and High Yield Funds

The Funds may use these contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Funds use these contracts to try to hedge against adverse exchange rate


 74 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES
changes, and not for speculative purposes, but there is no guarantee of success.



ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER


Applies to: All Funds, except S&P 500 Index Fund

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect a Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for each Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (10% of assets for money market funds).

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Funds as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Funds typically treat commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.



INVESTMENT GRADE SECURITIES


Applies to: All Funds, except S&P 500 Index Fund

Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.



MONEY MARKET INSTRUMENTS


Applies to: All Funds

From time to time, the Funds may invest a portion of their assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Funds for cash management or temporary defensive purposes.



OPTIONS


Applies to: UBS Large Cap Value, UBS Small Cap Value, Asset Allocation, S&P 500 Index, International Growth, Emerging Markets, Bond, Low Duration Bond, High Yield and Tax-Exempt Funds

The Funds may purchase or sell options to buy or sell securities, indices of securities, financial futures contracts or, with respect to the UBS Large

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  75

Cap Value, UBS Small Cap Value, International, Emerging Markets and High Yield Funds, foreign currencies and foreign currency futures within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Funds may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser misjudges the direction of the market for a security, a Fund could lose money by using options -- more money than it would have lost by investing directly in the security.



PAY-IN-KIND SECURITIES


Applies to: High Yield Fund

The Fund may purchase pay-in-kind securities (PIKs). These are debt securities that make periodic interest payments in additional securities.



PRIVATIZATIONS


Applies to: International Growth and Emerging Markets Funds

Some foreign governments have begun programs to divest all or part of their interests in government owned or controlled enterprises. These programs are known as privatizations. Investing in these enterprises may offer significant opportunities for capital appreciation. However, foreign investors such as a Fund may be limited to terms less advantageous than those offered to local investors. There is no assurance that foreign governments will continue to privatize enterprises, or that these programs will be successful.



REPURCHASE AGREEMENTS


Applies to: All Funds

In a repurchase agreement transaction, a Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties.



SECURITIES LENDING


Applies to: UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, S&P 500 Index, Emerging Markets, Bond, Low Duration Bond, High Yield and Tax-Exempt Funds

The Funds may lend their portfolio securities to securities dealers, banks and other institutional investors to earn additional income.

These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. A Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of a Fund's total assets.

 76 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS


Applies to: Small Cap, Asset Allocation, International Growth, Emerging Markets, Bond, Low Duration Bond, High Yield and Tax-Exempt Funds

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Funds engage in these transactions to acquire securities that are appropriate for their portfolios at favorable prices or yields. They do not engage in these transactions to speculate on interest rate changes.



YANKEE SECURITIES


Applies to: Bond, Low Duration Bond, Asset Allocation and High Yield Funds

The Funds may invest in so-called Yankee securities. These are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.



ZERO COUPON BONDS


Applies to: Bond, Low Duration Bond, Asset Allocation, High Yield and Tax-Exempt Funds

The Funds may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.



OTHER


Applies to: All Funds

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objectives or regulatory and federal tax considerations.



CHANGES TO CERTAIN POLICIES


Applies to: UBS Large Cap Value, Small Cap, UBS Small Cap Value, S&P 500 Index, Emerging Markets, Bond, Low Duration Bond and High Yield Funds

Under normal circumstances, each Fund will invest at least 80% (or a higher percentage, if applicable) of its total or net assets in investments suggested by its name, as described in each Fund's principal investment strategies. Each Fund will provide 60 days' prior written notice to shareholders if this non-fundamental policy changes to below 80%.


RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  77

DISCLOSURE OF PORTFOLIO HOLDINGS


The Funds' policies and procedures with respect to disclosure of the Funds' portfolio securities are described in the Statement of Additional Information. A link to each Fund's portfolio holdings is accessible on the Funds' website at www.guardianinvestor.com.


 78 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

FUND MANAGEMENT

THE MANAGEMENT and affairs of The Park Avenue Portfolio are supervised by its Board of Trustees.



THE FUNDS' INVESTMENT ADVISERS


Guardian Investor Services LLC (GIS) is the investment adviser for all of the Funds in The Park Avenue Portfolio, except for the two international funds. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees for all Funds other than the UBS Large Cap Value and UBS Small Cap Value Funds. With respect to the UBS Large Cap Value and UBS Small Cap Value Funds, GIS oversees and supervises the actions of these Funds' sub-adviser. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Funds' shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The sub-adviser for the UBS Large Cap Value and UBS Small Cap Value Funds is UBS Global Asset Management (Americas) Inc. (UBS Global AM), a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. Subject to the supervision and direction of the Portfolios's Board of Trustees and GIS, and any written guidelines adopted by the Board or GIS and furnished to UBS Global AM, UBS Global AM will provide an investment program for all or a designated portion of the assets of the two Funds, including investment research and discretionary management with respect to all securities and investments in the two Funds. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of each Fund's assets that UBS Global AM manages, subject to review by GIS. As of December 31, 2004, UBS Global AM had approximately $61.26 billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG (the "Group"). As of December 31, 2004, the Group had approximately $527.4 billion in assets under management. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

The two international funds are The Guardian Baillie Gifford International Growth Fund and The Guardian Baillie Gifford Emerging Markets Fund. The investment adviser for these Funds is Guardian Baillie Gifford Limited (GBG), an investment management company based in Edinburgh, Scotland. GBG is responsible for the overall investment management of the two Funds, which includes buying and selling securities, choosing brokers and negotiating commissions. Guardian Life owns 51%


FUND MANAGEMENT                                                   PROSPECTUS  79
of GBG, and the remaining 49% is owned by Baillie Gifford Overseas Limited (BG Overseas), which is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K. BG Overseas is the sub-adviser for the two Funds. GBG is regulated by the Financial Services Authority (FSA), an independent regulator of investment advisory firms. GBG, BG Overseas and Baillie Gifford & Co. are all located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

You will find the annual management fees that the Funds paid last year to their investment adviser in the table below.

                  FUND                    MANAGEMENT FEE(1)       PAID TO
-------------------------------------------------------------------------
Park Avenue                                          0.50%            GIS
-------------------------------------------------------------------------
UBS Large Cap Value(2)                               0.83%            GIS
-------------------------------------------------------------------------
Small Cap                                            0.75%            GIS
-------------------------------------------------------------------------
UBS Small Cap Value(2)                               1.00%            GIS
-------------------------------------------------------------------------
Asset Allocation
(after voluntary management fee waivers)             0.50%(3)         GIS
-------------------------------------------------------------------------
S&P 500 Index                                        0.25%            GIS
-------------------------------------------------------------------------
International Growth(4)                              0.80%            GBG
-------------------------------------------------------------------------
Emerging Markets(4)                                  1.00%            GBG
-------------------------------------------------------------------------
Bond                                                 0.50%            GIS
-------------------------------------------------------------------------
Low Duration Bond                                    0.45%            GIS
-------------------------------------------------------------------------
High Yield                                           0.60%            GIS
-------------------------------------------------------------------------
Tax-Exempt                                           0.50%            GIS
-------------------------------------------------------------------------
Cash Management                                      0.50%            GIS
-------------------------------------------------------------------------

(1) Annual fees as a percentage of average net assets.

(2) GIS pays UBS Global AM a subadvisory fee of 0.43% of the average daily net assets of UBS Large Cap Value Fund from the GIS management fee. GIS pays UBS Global AM 0.60% of the average daily net assets of UBS Small Cap Value Fund not exceeding $50 million, and 0.55% in excess of $50 million, from the GIS management fee.

(3) The Asset Allocation Fund is authorized to pay GIS an annual advisory fee of 0.65% of average daily net assets. However, GIS has undertaken that while this Fund is operated as a "fund of funds", the effective annual advisory fee rate paid by shareholders for advisory services will be no more than 0.50% of average daily net assets.

(4) GBG pays BG Overseas a subadvisory fee of 0.40% of the average daily net assets of International Growth Fund and 0.50% of the average daily net assets of the Emerging Markets Fund from the GBG management fee.



PORTFOLIO MANAGERS


PARK AVENUE FUND


Thomas G. Sorell, CFA, serves as the Fund's co-portfolio manager as of March 2005. Mr. Sorell is President of all of the Guardian-sponsored mutual funds. He has been Executive Vice President and Chief Investment Officer of Guardian Life since January 2003, and in that capacity has oversight responsibility for all of Guardian's equity and fixed income assets. He previously served as Senior Managing Director,

 80 PROSPECTUS                                                   FUND MANAGEMENT

Fixed Income Securities, and has served as portfolio manager of both The Guardian Investment Quality Bond Fund and The Guardian High Yield Bond Fund, as well as the fixed income assets of Guardian Life and other Guardian subsidiaries.

Matthew P. Ziehl, CFA, serves as the Fund's co-portfolio manager as of March 2005 and continues to serve as portfolio manager of The Guardian Park Avenue Small Cap Fund. He is a Managing Director of Guardian Life. Before joining Guardian Life in December 2001, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios from January 2001, and a co-portfolio manager of the Salomon Brothers Small Cap Growth Fund from August 1999.

UBS LARGE CAP VALUE FUND AND UBS SMALL CAP VALUE FUND


Each Fund is managed by an investment management team at UBS Global AM. John Leonard is the lead portfolio manager for the UBS Large Cap Value Fund. He works with other members of the Fund's investment management team in managing the Fund. Each member of the team is allocated a specific portion of the Fund's portfolio, over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts at UBS Global AM who specialize in the various sectors and markets in which the Fund invests. Mr. Leonard, as coordinator, has responsibility for allocating the Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the Fund's portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Leonard is a Managing Director of UBS Global AM, serves as its Head of North American Equities and Deputy Global Head of Equities, and has been with the company since 1995.

Wilfred Talbot is the lead portfolio manager for the UBS Small Cap Value Fund. He and his team of analysts work exclusively on small cap core and small cap value investing at UBS Global AM. Mr. Talbot oversees the research with respect to the Fund, conducts research on industries assigned to him, and constructs the Fund's portfolio. Mr. Talbot is a Managing Director of UBS Global AM and has been with the company since 1997.



SMALL CAP FUND


Matthew P. Ziehl, CFA, has been the Fund's portfolio manager since January 2002. He is a Managing Director of Guardian Life. Before joining Guardian Life, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios since January 2001, and a Co-Portfolio Manager of the Salomon Brothers Small Cap Growth Fund since August 1999. Prior to that, Mr. Ziehl served as an Analyst for the Salomon Brothers Small Cap Growth Fund.

Greg Tuorto serves as co-portfolio manager of the Small Cap Fund, effective November 22, 2004. Mr. Tuorto joined Guardian Life in June 2002 as a Director and Senior Technology Analyst. From April 2000 to


FUND MANAGEMENT                                                   PROSPECTUS  81

May 2002, Mr. Tuorto was a Senior Managing Analyst at The Dreyfus Corporation, and was an Analyst and Assistant Portfolio Manager at Tocqueville Asset Management prior thereto.



ASSET ALLOCATION FUND AND S&P 500 INDEX FUND


Jonathan C. Jankus, CFA, serves as co-portfolio manager for the Asset Allocation Fund and the S&P 500 Index Fund. He has been a Managing Director of Guardian Life since March 1998. Mr. Jankus joined Guardian Life in 1995.

Stewart M. Johnson serves as co-portfolio manager of the Asset Allocation Fund and the S&P 500 Index Fund, effective May 1, 2004. Mr. Johnson has been a Senior Director of Guardian Life since January 2002. He was Second Vice President, Investment Information Systems, from December 2000 to January 2002, and Assistant Vice President prior thereto.



INTERNATIONAL GROWTH FUND


R. Robin Menzies has been in charge of the geographical diversification of the International Growth Fund's assets since its inception in 1993. Mr. Menzies is supported by investment teams at BG Overseas, who make the securities selections for the International Growth Fund, and an investment policy committee of the firm reviews geographical allocations and presents recommendations to Mr. Menzies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co.



EMERGING MARKETS FUND


Edward H. Hocknell has been in charge of the geographical diversification of the Emerging Markets Fund's assets since its inception in 1997. Mr. Hocknell is supported by investment teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm reviews the geographical allocations and presents recommendations to Mr. Hocknell. Mr. Hocknell is a director of BG Overseas and a partner of Baillie Gifford & Co.



BOND FUND AND LOW DURATION BOND FUND


Howard W. Chin serves as co-portfolio manager of the Bond Fund and the Low Duration Bond Fund. He has served as the portfolio manager of the Bond Fund since May 1, 2003 and the Low Duration Bond Fund since July 30, 2003. Mr. Chin served as co-portfolio manager of the Bond Fund's assets from January 1998 to May 1, 2003. He has been a Managing Director of Guardian Life since 1997. He also manages part of the fixed income assets of Guardian Life and fixed income assets for other Guardian subsidiaries.

Robert J. Crimmins, Jr. serves as co-portfolio manager of the Bond Fund and the Low Duration Bond Fund, effective May 1, 2004. Mr. Crimmins has been a Senior Director of Guardian Life since March 2001. He was Assistant Vice President, Fixed Income Investments, prior thereto.


 82 PROSPECTUS                                                   FUND MANAGEMENT

HIGH YIELD FUND


The High Yield Fund has been managed by Peter J. Liebst since May 1, 2003. Prior thereto, Mr. Liebst served as co-portfolio manager of the Fund's assets from its inception. Mr. Liebst has been a Managing Director of Guardian Life since August 1998.



TAX-EXEMPT FUND AND CASH MANAGEMENT FUND


Both Funds are managed by Alexander M. Grant, Jr. He has managed the Tax-Exempt Fund since December 1993 and the Cash Fund since 1986. Mr. Grant has been Managing Director of Guardian Life since March 1999, and has managed Guardian Life's tax-exempt assets since 1993.

The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, any other accounts managed by the portfolio manager(s), and each portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.


FUND MANAGEMENT                                                   PROSPECTUS  83

MANAGING YOUR ACCOUNT
12b-1 FEES


Applies to the Class C shares of all the Funds, and to the Class B and Class K shares of: Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, S&P 500 Index, International Growth, Emerging Markets, Bond, Low Duration Bond, High Yield, and Cash Funds


The Portfolio has adopted plans under Rule 12b-1 under the 1940 Act that permit shareholders to pay distribution fees for the sale and distribution of Class B, Class C and Class K shares. Each Fund with
Class B or Class C shares is authorized to pay a monthly fee at an annual rate of 0.75% of average daily net assets of the Fund's
Class B or Class C shares. Each Fund with Class K shares is authorized to pay a monthly fee at an annual rate of 0.40% of average daily net assets of the Fund's Class K shares. This fee, called a 12b-1 fee, is paid as compensation for distribution-related services provided to that class of shares of that Fund. These fees are paid out of assets on an ongoing basis, so they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.


TYPES OF SHARES AVAILABLE

We offer five types of shares within The Park Avenue Portfolio: Class A, Class B, Class C, Class K and, for certain Funds, an Institutional Class. For each class, expenses and sales charges vary. Based on the amount you plan to invest, and how long you plan to hold your shares, you may select the class of shares that is best suited to you. Not all Funds offer all classes of shares.

EXPENSES


There are two types of expenses related to mutual funds: expenses you pay directly (called a sales charge), and expenses that are deducted from fund assets.


EXPENSES YOU PAY DIRECTLY


There is a one-time fee that you may pay upon either purchase or sale of Class A, Class B, Class C or Class K shares. At purchase it is called an initial (or "front-end") sales charge; at sale, a deferred (or "back-end") sales charge. These charges cover our cost of selling the Fund to you. It doesn't cover any fee your broker or agent may charge for helping you buy your Funds.


EXPENSES YOU PAY THROUGH THE FUNDS


The costs of managing and administering a Fund are spread equally among shareholders of each class of shares. These operating costs cover such things as custody, auditing,
                                        administrative expenses, fees and
                                        expenses of Trustees, as well as the
                                        advisory fees of the Fund's investment
                                        adviser -- the people making informed
                                        investment decisions for your Fund.

                                        Administrative expenses are for services such as providing office space, equipment and personnel, maintenance of shareholder accounts, responding to shareholder inquiries, assisting in the processing of shareholder transactions, and other services. Each of the Funds pays GIS an administrative service fee for these services. The Park Avenue Fund pays this fee at an annual rate of 0.25% of the average daily net assets of those
Class A, Class B, Class C and Class K Fund assets for which a "dealer of record" has been designated. The other Funds pay this fee at an annual rate of 0.25% of their respective average daily net assets in Class A, Class B, Class C and Class K shares.


CHOOSING A SHARE CLASS


You can choose from five share classes when you purchase a Fund: Class A, Class B, Class C, Class K or the Institutional Class, although


 84 PROSPECTUS                                             MANAGING YOUR ACCOUNT

Class K and the Institutional Class are available only to certain institutional investors or qualified retirement plans, such as 401(k) plans. Not all Funds offer all classes of shares.

The UBS Large Cap Value Fund, the UBS Small Cap Value Fund, the Low Duration Bond Fund, the Tax-Exempt Fund and the Cash Fund do not offer Institutional Class shares. The Tax-Exempt Fund does not offer Class B or Class K shares. Class A and Class C shares are available in all the Funds.

The different share classes have different expense structures. You should choose the cost structure that best meets your needs. Some factors to consider are: the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future.

When you buy Class A shares, the sales charge is deducted from the amount you invest, unless you qualify for a sales charge waiver. This means that less money will be invested immediately. Class B, Class C and Class K shares do not have initial sales charges, but you may pay a deferred sales charge if you sell your shares, and you will have higher ongoing operating expenses than you would with Class A shares. You should also bear in mind that Class B shares automatically convert to Class A shares after approximately 8 years. Class C shares and Class K shares do not convert to another class.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund's expenses in the section called About our Funds. You should also consider the effects of any available sales charge waivers.

                                                      MAXIMUM
                            MINIMUM     MAXIMUM       INITIAL                                        ANNUAL
                           PURCHASE    PURCHASE         SALES                MAXIMUM                  12b-1
                             AMOUNT      AMOUNT        CHARGE                CDSC(2)                    FEE
-----------------------------------------------------------------------------------------------------------
Class A                  $    1,000        None         4.50%(1)             None(3)                   None
-----------------------------------------------------------------------------------------------------------
Class B                  $    1,000  $  100,000          None             3.00%,                      0.75%
                                                                       declining
                                                                    over 6 years
-----------------------------------------------------------------------------------------------------------
Class C                  $    1,000  $1 million          None          1.00%, if                      0.75%
                                                                      shares are
                                                                        redeemed
                                                                   within 1 year
                                                                     of purchase
-----------------------------------------------------------------------------------------------------------
Class K                  $    1,000        None          None          1.00%, if(3,4)                 0.40%
                                                                      shares are
                                                                        redeemed
                                                                          within
                                                                       18 months
                                                                     of purchase
-----------------------------------------------------------------------------------------------------------
Institutional Class      $3 million        None          None               None                       None
-----------------------------------------------------------------------------------------------------------

(1) 3.00% for the Low Duration Bond Fund and None for the Cash Management Fund.

(2) The CDSC is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the CDSC.

(3) If you purchase $1 million of shares or more, and sell your shares within 18 months, you will pay a deferred sales charge of 1%, subject to waivers described in the Statement of Additional Information. Certain distributions will not be subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. Please see the Statement of Additional Information for details.

(4) Not applicable to the Cash Management Fund.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  85

CLASS A SHARES


All of the Funds offer Class A shares. When you buy Class A shares, you pay a sales charge at the time of your investment which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. You may qualify for a reduction of the initial sales charge based on the amount you invest. Please see the table below for details.

All Funds except Low Duration Bond Fund:

                                                                                CONCESSION
                       SALES CHARGE    SALES CHARGE      COMMISSION             TO DEALERS
 AMOUNT OF PURCHASE     AS A % OF      AS A % OF NET     AS A % OF              AS A % OF
      PAYMENT         OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE       OFFERING PRICE(3)
---------------------------------------------------------------------------------------------------
Less than $100,000             4.50%            4.71%           4.50%                         4.50%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999           3.75%            3.90%           3.50%                         3.50%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999           2.75%            2.83%           2.50%                         2.50%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999           2.00%            2.04%           1.80%                         1.80%
---------------------------------------------------------------------------------------------------
$1,000,000 or
  more(1)                       None             None            None                Up to 1.00%(2)
---------------------------------------------------------------------------------------------------

(1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge whatsoever. However, in this case, if you were to sell your shares within 18 months of purchase, you will pay a deferred sales charge of 1% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2) Based on amount of purchase payment.

(3) We may pay special compensation from time to time.

Low Duration Bond Fund:

                                                                                CONCESSION
                       SALES CHARGE    SALES CHARGE      COMMISSION             TO DEALERS
 AMOUNT OF PURCHASE     AS A % OF      AS A % OF NET     AS A % OF              AS A % OF
      PAYMENT         OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE       OFFERING PRICE(3)
---------------------------------------------------------------------------------------------------
Less than $100,000             3.00%            3.09%           3.00%                         3.00%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999           2.50%            2.56%           2.25%                         2.25%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999           1.75%            1.78%           1.50%                         1.50%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999           1.25%            1.27%           1.00%                         1.00%
---------------------------------------------------------------------------------------------------
$1,000,000 or
  more(1)                       None             None            None                Up to 1.00%(2)
---------------------------------------------------------------------------------------------------

(1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge whatsoever. However, in this case, if you were to sell your shares within 18 months of purchase, you will pay a deferred sales charge of 1% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2) Based on amount of purchase payment.

(3) We may pay special compensation from time to time.

You may also qualify for a reduced sales charge through the Rights of Accumulation program and through investment by Letter of Intent. Information about sales charge discounts is also available free of charge on the Fund's website, www.guardianinvestor.com.



RIGHTS OF ACCUMULATION


To reduce your initial sales charge, you can combine Class A purchases with your current Fund holdings. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales charge. Specifically, initial sales charges are paid on

 86 PROSPECTUS                                             MANAGING YOUR ACCOUNT

Class A shares of each Fund (except the Cash Management Fund) and Class B, Class C and Class K shares are subject to a contingent deferred sales charge, so these shares may be included unless the sales charges have been waived. Cash Management Fund purchases, Institutional Class shares, and shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify us or Boston Financial Data Services (BFDS) that your purchase will qualify for a reduction in the sales charge and provide the names and account numbers of the family members whose holdings are to be included.



INVESTMENT BY LETTER OF INTENT


An investor who intends to invest $100,000 or more over a 13-month period can reduce the initial sales charge on each intended purchase of Class A shares by completing the letter of intent item on The Park Avenue Portfolio application or Shareholder Privilege form. The sales charge for each purchase will be at the reduced rate that would apply if the investment were made at one time. You can include holdings held by your spouse and minor children. However, you cannot include shares that are not subject to a sales charge, such as Cash Management Fund shares or shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc.

If you complete a letter of intent within 90 days of a prior purchase of one of the Funds (other than the Cash Management Fund), that purchase may be included under the letter of intent. In this case, an appropriate adjustment, if any, will be made for any sales charge you paid in connection with the prior purchase, based on the current NAV.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to assure payment of additional sales charges if the intended purchases are not made and the shareholder fails to pay the additional sales charge within 20 days after BFDS requests payment.

There is no initial sales charge on Class A shares of The Guardian Cash Management Fund.

Class A share purchases are available without initial or deferred sales charge (applicable only for purchases over $1 million) to:

- Guardian Life, its subsidiaries, or any of their separate accounts

- present and retired directors, officers, employees, general agents and field representatives of Guardian Life or its subsidiaries

- directors, trustees, or officers of any open-end investment management company within the Guardian Fund complex

- trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of Guardian Life employees and officers named above

- present and retired directors, trustees, officers, partners and employees of broker-dealer firms that have written sales agreements with GIS


MANAGING YOUR ACCOUNT                                             PROSPECTUS  87

- spouses, parents, siblings, children and grandchildren of the individuals named above

- qualified retirement plans that invest $3 million in plan assets

- direct rollovers into a Park Avenue Portfolio IRA from a qualified retirement plan that is invested in The Park Avenue Portfolio

- any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial or similar capacity

- broker-dealers, financial institutions and registered investment advisers who offer fee-based "wrap account" programs and have entered into agreements with GIS, and

- the Asset Allocation Fund, when it makes purchases of other Funds

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales charge. However, a deferred sales charge will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information.



CLASS B SHARES


Class B shares are offered in the following Funds:

- The Guardian Park Avenue Fund

- The Guardian UBS Large Cap Value Fund

- The Guardian Park Avenue Small Cap Fund

- The Guardian UBS Small Cap Value Fund

- The Guardian Asset Allocation Fund

- The Guardian S&P 500 Index Fund

- The Guardian Baillie Gifford International Growth Fund

- The Guardian Baillie Gifford Emerging Markets Fund

- The Guardian Investment Quality Bond Fund

- The Guardian Low Duration Bond Fund

- The Guardian High Yield Bond Fund

- The Guardian Cash Management Fund

The sales charge on Class B shares is deferred until you sell your shares, and it decreases with length of ownership, until it declines to zero after six years. On the eighth anniversary of your purchase, your Class B shares will automatically be converted into Class A shares, which have lower operating costs. For long-term investors, the maximum recommended purchase amount for Class B shares is $100,000. Because the initial sales charge for Class A shares decreases as the purchase amount increases, and because of the higher expenses attributable to Class B shares, it is generally more cost effective for you to buy Class A shares if you are making a purchase for more than $100,000 and intend to hold your shares for 3 years or longer. Please see page 86 of this prospectus


 88 PROSPECTUS                                             MANAGING YOUR ACCOUNT
for information regarding eligibility for reduced sales charges on purchases of Class A shares.

                                      YOU'LL PAY A DEFERRED SALES CHARGE
                                   CALCULATED AS A % OF THE PURCHASE OR SALE
 IF YOU SELL YOUR SHARES DURING:         PRICE, WHICHEVER IS LESS, OF:
----------------------------------------------------------------------------
The first year                                                            3%
----------------------------------------------------------------------------
The second year                                                           3%
----------------------------------------------------------------------------
The third year                                                            2%
----------------------------------------------------------------------------
The fourth year                                                           2%
----------------------------------------------------------------------------
The fifth year                                                            1%
----------------------------------------------------------------------------
The sixth year                                                            1%
----------------------------------------------------------------------------
After the sixth year                                                    None
----------------------------------------------------------------------------

Class B shares are also subject to a 12b-1 fee, and you could pay more in 12b-1 fees over time than the initial sales charges you would have paid if you purchased Class A shares.



CLASS C SHARES


Class C shares are offered in all of the Funds.

The sales charge on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The deferred sales charge is 1% of the purchase or sale price of the shares, whichever is less.

Like Class B shares, Class C shares are subject to a 12b-1 fee. Unlike Class B shares, Class C shares do not convert to another class of shares after a period of time. This means that even if the deferred sales charge is not applicable, you could pay more in 12b-1 fees over time than the initial or deferred sales charges you would have paid if you had purchased Class A or Class B shares.



CLASS K SHARES


Class K shares are offered by the following Funds:

- The Guardian Park Avenue Fund

- The Guardian UBS Large Cap Value Fund

- The Guardian Park Avenue Small Cap Fund

- The Guardian UBS Small Cap Value Fund

- The Guardian Asset Allocation Fund

- The Guardian S&P 500 Index Fund

- The Guardian Baillie Gifford International Growth Fund

- The Guardian Baillie Gifford Emerging Markets Fund

- The Guardian Investment Quality Bond Fund

- The Guardian Low Duration Bond Fund

- The Guardian High Yield Bond Fund

- The Guardian Cash Management Fund


MANAGING YOUR ACCOUNT                                             PROSPECTUS  89

Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP or SARSEP plan). An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class K shares of a Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class K shares.

The sales charge on Class K shares is deferred and will be charged if you redeem shares within 18 months of purchase. The deferred sales charge is 1% of the purchase or sale price of the shares, whichever is less. The deferred sales charge does not apply to redemptions of Class K shares of the Cash Management Fund. Certain distributions are not subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. The Class K CDSC is waived for transfers within retirement plans administered by Expert-Plan, Inc. and for benefit responsive withdrawals, which are described in an appendix to the Statement of Additional Information.

Class K shares are subject to a 12b-1 fee but do not convert to another class of shares after a period of time. This means that even if the deferred sales charge is not applicable, you could pay more in 12b-1 fees over time than the initial or deferred sales charges you would have paid if you had purchased Class A shares.



INFORMATION ABOUT DEFERRED SALES CHARGES


When you place an order to sell Class B, Class C or Class K shares, you authorize us to redeem enough additional shares to cover the deferred sales charge. The sales charge is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales charge.

When you sell Class B, Class C or Class K shares, the deferred sales charge is calculated as if shares not subject to a sales charge are sold first. This means that the sales charge will be assessed at the lowest possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales charge. You would next sell the shares you've owned the longest because they are subject to the lowest sales charge. For tax purposes, the amount of any deferred sales charge will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.


 90 PROSPECTUS                                             MANAGING YOUR ACCOUNT

The deferred sales charge will be waived if you are exchanging your Class B, Class C or Class K shares for shares of the same class of another Fund within the Portfolio. The charge is also waived for a total or partial redemption within a year of the death of the shareholder.



INSTITUTIONAL CLASS SHARES


Institutional Class shares are offered by the following Funds:

- The Guardian Park Avenue Fund

- The Guardian Park Avenue Small Cap Fund

- The Guardian Asset Allocation Fund

- The Guardian S&P 500 Index Fund

- The Guardian Baillie Gifford International Growth Fund

- The Guardian Baillie Gifford Emerging Markets Fund

- The Guardian Investment Quality Bond Fund

- The Guardian High Yield Bond Fund

You do not pay a sales charge of any kind on Institutional Class shares, and these shares do not have 12b-1 fees. As the name implies, they are intended for large institutional purchasers, such as pension funds. The minimum purchase is $3 million. As of the date of this prospectus, there are no Institutional Class shares outstanding.



MINIMUM PURCHASE AMOUNTS


CLASS A (INCLUDES INITIAL SALES CHARGE), CLASS B AND CLASS C
------------------------------------------------------------------------
Initial investment                                                $1,000
------------------------------------------------------------------------
Additional investments                                             $ 100
------------------------------------------------------------------------
Initial Individual Retirement Account or pension investment        $ 250
------------------------------------------------------------------------
Payroll Deduction Accounts (initial and additional
  investments)                                                     $  25
------------------------------------------------------------------------

CLASS K
------------------------------------------------------------------
Initial investment                                          $1,000
------------------------------------------------------------------
Additional investments                                  No minimum
------------------------------------------------------------------

INSTITUTIONAL CLASS
------------------------------------------------------------------
Initial investment                                      $3 million
------------------------------------------------------------------
Additional investments                                  No minimum
------------------------------------------------------------------

GIS can change these minimums at any time.


MANAGING YOUR ACCOUNT                                             PROSPECTUS  91

SHARE PRICE


The share price of our Funds is calculated each day that the New York Stock Exchange (NYSE) is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value (NAV) plus any sales charges that may apply.


The price you pay per share will be the share price that is next calculated after we receive your completed purchase order. For example, the price for a purchase order we receive before the close of regular trading on the NYSE will be the share price set that day. The price for purchase orders we receive after the close will be the share price set at the close of trading on the next day the NYSE is open. Where authorized, orders will be priced at the NAV next computed after receipt by certain third party intermediaries who act as agents of the Portfolio.

MAKING YOUR FIRST PURCHASE
To buy shares of a Fund, you will need:
- payment for the purchase where applicable
- instructions for your investment

- a properly completed Park Avenue Portfolio application.

Your first purchase must be made through:

- registered representatives of Park Avenue Securities LLC

- registered representatives of other broker-dealer firms who are authorized to sell our Funds, or

- broker-dealers or other institutions who handle our Funds.

A registered representative is an employee of a broker-dealer who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

GIS may from time to time, at its own expense, compensate registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of our Funds, and other financial institutions for administrative and/or marketing services. Broker-dealers may impose a transaction fee (also called a "processing" or "service" fee) for purchases or sales of Fund shares. This fee is in addition to the sales charge and other charges imposed by a Fund, as described in this prospectus.


FOLLOW-UP PURCHASES


You can make follow-up purchases through your broker or agent (who may charge for this) or directly through our transfer agent, Boston Financial Data Services ("BFDS") (1-800-343-0817).


PURCHASES BY WIRE


You can make a purchase by wire through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The minimum wire purchase is $1,000 and must be sent to the following address:

  State Street Bank and Trust Company
  ABA Routing Number 0110-000-28
  Boston, MA 02101
  Attention: Guardian A/C 9904-713-6
  Name of your Fund:
  Account of: (your name)
  Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds.


 92 PROSPECTUS                                             MANAGING YOUR ACCOUNT

All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company and ExpertPlan, Inc. are made through payroll deduction or employer contribution.


PURCHASES BY TELEPHONE


You or your registered representative can place an order with us by phone by calling 1-800-343-0817 between 9:00 a.m. and 4:00 p.m. Eastern time on any business day.

In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your Park Avenue Portfolio application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a phone order will be the public offering price first set after we receive the funds (normally within two business days of the call).


PURCHASES BY MAIL


If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to The Park Avenue Portfolio. We do not accept money orders or third-party checks endorsed to us. Certain bank checks will be accepted.

Guardian Investor Services LLC and each Fund reserve the right to reject any purchase order and to suspend the offering of a Fund's shares. We may charge a fee for bounced checks, stop payment orders and similar items.


PURCHASES OVER THE INTERNET


If you are already a customer, you can place an order with us over the Internet at www.guardianinvestor.com. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999.

In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your Park Avenue Portfolio application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price first set after we receive the funds (normally within two business days of the order).


THE PORTFOLIO AGENT


We have appointed several authorized broker-dealers to act as our portfolio agent. A purchase order is deemed to have been received by us when one of these authorized firms receives it.


CUSTOMER IDENTIFICATION


We must obtain, verify and record certain information that identifies investors opening new accounts. Prospective investors must provide information such as full name, street address, Social Security or tax identification number, date of birth, and, if applicable, information establishing the identity of an accountholder of a trust, estate, corporation or other entity. If we cannot verify this identifying information, we


MANAGING YOUR ACCOUNT                                             PROSPECTUS  93
may not be able to establish an account for you. Once your account is established, to the extent permitted by applicable law or our Customer Identification Program, we reserve the right (a) to place limits on transactions in your account until your identity is verified, (b) to refuse additional investments or (c) to return your purchase and close your account in the event that your identity is not verified. Neither we, nor our agents, will be responsible for any loss in your account resulting from your delay in providing all required identifying information or from closing an account and returning your purchase when your identity cannot be verified.


 94 PROSPECTUS                                             MANAGING YOUR ACCOUNT

----------------------------------
PAYMENTS OR
SALES REQUESTS
We may postpone payments or
suspend sales requests:

- when the New York Stock
 Exchange is closed other than
 for a weekend or holiday

- when trading on the NYSE is
 restricted

- when an emergency makes it
 impractical for us to sell assets
 or calculate share prices, or

- when the Securities and
 Exchange Commission permits
 because, for example,
 simultaneous requests for sales
 or exchanges are so large that it
 would significantly alter our
 share price


HOW TO SELL SHARES

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the next share price that is calculated after we receive your completed request to sell in good order. If you're selling Class A, Class B, Class C or Class K shares, we will deduct any deferred sales charge from the proceeds of the sale or sell additional shares to cover the charge.


You can arrange to sell your shares in writing, over the telephone, over the Internet or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire. You can write checks against Class A shares of the Cash Management Fund. Those shares that are held in certificate form or qualified plan accounts may be sold only by written request.

Normally, we will send payment within three business days from when we receive your request to sell, and in any event, we will make payment within seven days after we receive your request to sell. However, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if the Trustees determine that orderly liquidation of a Fund's securities is impractical, or if cash payment would adversely affect the remaining shareholders.



SELLING BY MAIL


If you wish, you can send us a written request to sell your shares. If you have been issued certificates for the shares you are selling, you must include them and be sure that you have endorsed them.

If you are sending your request to sell shares by regular U.S. mail, use the following address:

  Boston Financial Data Services
  (name of your Guardian Fund)
  P.O. Box 219611
  Kansas City, MO 64121-9611

If you are using registered, certified or express mail use this address:

  Boston Financial Data Services
  (name of your Guardian Fund)
  330 W. 9th Street
  Kansas City, MO 64105-2112


MANAGING YOUR ACCOUNT                                             PROSPECTUS  95

----------------------------------
SIGNATURE
GUARANTEES
Generally, you will need a
signature guarantee if:

- your request is for $50,000
 or more

- the shareholder is not a natural
 person

- the proceeds are to be made
 payable to someone other than
 the account holder

- the proceeds are to be mailed to
 an address other than that
 specified on your account
 records, or you recently
 changed your account records
 to show a different address

- your request is made in writing
 (for SIMPLE IRAs and
 qualified retirement plans
 administered by State Street
 Bank and Trust Company)

For SIMPLE IRAs where State Street Bank and Trust Company is custodian:


Regular U.S. mail:

  The Park Avenue Portfolio-SIMPLE IRA Administration
  c/o Defined Contribution Services
  P.O. Box 8397
  Boston, MA 02266


For qualified retirement plans administered by State Street Bank and Trust
Company:


Regular U.S. mail:


  The Park Avenue Portfolio-401(k) Administration
  c/o Defined Contribution Services
  P.O. Box 8396
  Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company, via certified, registered or overnight mail:

  The Park Avenue Portfolio
  c/o BFDS-Defined Contribution Services
  500 Victory Road
  Quincy, MA 02171

For qualified plans administered by ExpertPlan, Inc.:


Regular U.S. mail:


  MCB Trust Services
  Attn: TPA #000111
  P.O. Box 46546
  Denver, CO 80201

Certified registered or
overnight mail:


  MCB Trust Services
  Attn: TPA #000111
  700 17th Street
  Suite 300
  Denver, CO 80202

Under certain circumstances, your written request must be accompanied by a signature guarantee, in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions or other financial institutions and from most broker-dealer firms (see accompanying note). A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, partnership, agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.


 96 PROSPECTUS                                             MANAGING YOUR ACCOUNT

SELLING BY PHONE


To redeem shares for less than $50,000, you may call 1-800-343-0817 between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 1-866-PAP-SMPL. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 1-866-PAP-401K. Participants in qualified retirement plans administered though ExpertPlan, Inc. may call 866-468-4015. Requests received after 4:00 p.m. Eastern time on any business day will be processed on the next business day.

You will automatically be authorized to sell shares by telephone, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us, unless the address of record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may not use this service for accounts for which share certificates have been issued.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we're not responsible if a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon 7 days' notice to shareholders.



SELLING OVER THE INTERNET


To redeem shares for less than $50,000, you may use our Internet site, www.guardianinvestor.com. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may also use www.guardianinvestor.com. Participants in a qualified plan administered through ExpertPlan, Inc. may use www.expertplan.parkave401k.jsp. Requests received after 4:00 p.m. Eastern time on any business day will be processed on the next business day. The price per share you receive will be the next price calculated after we receive your Internet sale order.

You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and


MANAGING YOUR ACCOUNT                                             PROSPECTUS  97

Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may not use this service for accounts for which share certificates have been issued. You may not use the Internet if you are closing your account.

You may give up some security if you accept the Internet selling privilege. We require specific information about your account, including a PIN number, and we may require other identifying information. We will accept a sales request from any person who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we're not responsible if a loss occurs.

We have the right to change or withdraw the Internet selling privilege at any time.



RECEIVING YOUR MONEY BY WIRE


We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). The minimum amount for this service is $1,000 or the entire balance of your Fund account, if it is less. Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. When required, applicable taxes are withheld from the proceeds.



USING CASH MANAGEMENT FUND CHECKS


If you hold Class A shares in this Fund, you can redeem your Class A shares by writing checks against your Cash Management Fund account. We redeem shares to cover the amount of your check on the day the check is presented for payment. You will continue to receive dividends on those shares until that time. We do not charge a fee for check-writing.

We will not honor checks that exceed the balance in your Cash Management Fund account, and will return them marked "insufficient funds." Checks are subject to a minimum of $250. Because the value of your shares may fluctuate and interest may accrue daily we advise against attempting to close out an account by writing a check.

If your shares are part of a qualified retirement plan account or an IRA, you will not have check-writing privileges.

We have the right to withdraw or charge for check-writing privileges at any time.



HOW TO EXCHANGE SHARES


This privilege is not available to anyone who owns Park Avenue Fund shares through a Value Guard variable annuity contract. You can exchange shares of one Fund for shares of another, provided they are of the same class. You won't have to pay an initial sales charge, except when Class A shares of the Cash Management Fund are exchanged for Class A shares of other Funds in The Park Avenue Portfolio.

 98 PROSPECTUS                                             MANAGING YOUR ACCOUNT

The share prices used for the exchange will be the next share price calculated after we receive your exchange request.

Should you sell your shares at any point after an exchange, any deferred sales charge will be calculated from the date of the initial purchase, not the date of exchange. FOR FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $500 and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

If you have certificates for your shares, you must endorse them and return them to us before we can complete an exchange.

We have the right to change or end exchange privileges at any time, with at least 60 days' notice, if required by the Securities and Exchange Commission.



EXCESSIVE SHORT-TERM TRADING




RISKS OF EXCESSIVE SHORT-TERM TRADING


Frequent short-term trading activity, such as market timing, or unusually large trades in shares of a Fund can potentially harm all of the Fund's shareholders by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of a Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs, and may increase taxable distributions to shareholders.

Funds that invest in foreign securities, such as the International Growth Fund and the Emerging Markets Fund, are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can


MANAGING YOUR ACCOUNT                                             PROSPECTUS  99
adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other shareholders in the Fund.

Other types of securities that a Fund may hold, such as small-cap stocks and high yield securities, may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.



FUND POLICIES AND PROCEDURES


The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of shares by Fund shareholders. The Funds discourage, and do not knowingly accommodate, excessive short-term trading. The Funds monitor activity in shareholder accounts on a daily basis to determine whether there may be excessive trading. The Funds monitor such activity based upon established parameters that are applied consistently to all shareholders. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. The Funds consider the following factors in determining whether excessive trading may be occurring:

- an unusually large number of shares of a Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;

- a shareholder's transaction history with the Funds suggests a timing pattern or strategy;

- we reasonably believe that a shareholder has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Funds.

In addition, the Funds reserve the right to reject or restrict purchases or exchanges for any reason. If a Fund identifies a shareholder or a financial intermediary as a potential excessive trader, it may, among other things, take the following actions:

- restrict electronic or telephone transfer privileges;

- require further transaction requests to be submitted in writing through the U.S. Postal Service only;

- restrict the dollar amount, number or frequency of future purchases or exchanges;

- prohibit the shareholder or intermediary from investing in the Funds after the next redemption transaction;

- refuse to act on instructions of an agent acting on a shareholder's behalf under a power of attorney.

A Fund may take any of the above steps in its sole discretion, whether or not the trading activity was detected by the Fund's monitoring procedures.


 100 PROSPECTUS                                            MANAGING YOUR ACCOUNT

While the Funds will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Funds' ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Funds. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Funds reserve the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Funds intend to apply any restrictions uniformly to all shareholders that are detected as excessive traders, the Funds may not be able to successfully apply restrictions to omnibus accounts. A Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Funds' policies.

The Funds have also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Funds cannot assure that all instances of market timing will be prevented by such procedures.

We may revise our policies and procedures in our sole discretion at any time, and without prior notice to shareholders, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.



REDEMPTION FEE


In addition to monitoring trading activity, certain Funds (currently, the International Growth Fund, the Emerging Markets Fund and the High Yield Fund) impose a redemption fee of 2% of the proceeds if you redeem Class A shares within 60 days of purchase. The redemption fee is paid back to the Fund, and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will be charged on shares sold before the end of the 60-day holding period. The redemption fee, however, currently cannot be imposed in the case of omnibus accounts.



REPURCHASES BY BROKER-DEALER FIRMS


Broker-dealers who sell our shares are authorized to buy back shares from you if you wish to sell. The share price you receive is the next price calculated after the broker-dealer receives your request. The broker-dealers may charge a fee for repurchases. A broker-dealer's offer to repurchase may be suspended or discontinued at any time.


MANAGING YOUR ACCOUNT                                            PROSPECTUS  101

SPECIAL PURCHASE
AND SALE PLANS
We offer several purchase
and sale plans to Park Avenue
Portfolio shareholders,
including:

- automatic investment plan

- automatic withdrawal plan

- dollar cost averaging



MINIMUM ACCOUNT BALANCE


We may close your account if it falls below $1,000 for any reason other than market factors. However, you will be given 30 days notice to increase the amount in your account before it is closed. Minimum balance requirements don't apply to:

- automatic investment plan

- dollar cost averaging program

- qualified retirement plans

- payroll deduction plans.



REINSTATEMENT PRIVILEGE


If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class B, Class C or Class K shares will receive pro rata credit for any deferred sales charge paid in connection with the redemption of those shares. You must contact BFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares. This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered through State Street Bank and Trust Company or ExpertPlan, Inc.



SPECIAL PURCHASE AND SALE PLANS


Special purchase and sale plans we offer for the Funds are briefly described below. If you would like more information about them, please call us at 1-800-343-0817.

These plans are not available to anyone who owns Park Avenue Fund shares through a Value Guard variable annuity contract.

We reserve the right to modify, end or charge for these plans at any time.

These programs do not assure a profit or prevent any loss in your Fund investment.



AUTOMATIC INVESTMENT PLAN


If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in one or more Funds. You must make an initial investment of at least $50 in each of the Funds you wish to contribute to. Thereafter, the minimum investment is $100 per Fund. You must invest at least $1,000 per Fund in each 12-month period.

In order to participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House.

You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.


 102 PROSPECTUS                                            MANAGING YOUR ACCOUNT

AUTOMATIC WITHDRAWAL PLAN


If you own at least $1,000 worth of shares in a Fund, you can arrange to withdraw a specific amount monthly, quarterly, semi-annually or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

You can use the automatic withdrawal plan in conjunction with the Guard-O-Matic Premium Payment Program to pay premiums for Guardian Life and GIAC insurance policies. Under this plan, enough shares are withdrawn from your Fund account(s) in time to send a check in the mail or wire the money to a pre-designated bank account. (The receiving bank must be a member of the Automatic Clearing House.) Only Class A shares of the Park Avenue Fund and Cash Management Fund may be used for Guard-O-Matic.

If you're making an automatic withdrawal of proceeds of Class B, Class C or Class K shares, no contingent deferred sales charge will be imposed, as long as you do not withdraw annually more than 10% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you're making automatic withdrawals because of tax liabilities and sales charges. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.



DOLLAR COST AVERAGING


You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and:

- you must have a minimum balance of $1,000 in both the originating and receiving Funds, or

- you must have a minimum balance of $5,000 in the originating Fund.

This type of periodic investing does not guarantee a profit or protect you against loss in a declining market.

Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.


MANAGING YOUR ACCOUNT                                            PROSPECTUS  103

NET ASSET VALUE
Each Fund's NAV consists of its
total assets, less liabilities
(including daily expenses),
divided by the total number of
shares outstanding.



CALCULATION OF NET ASSET VALUES


Net asset values (NAV) for all Funds in The Park Avenue Portfolio are determined each day the New York Stock Exchange is open, as of 4:00 p.m. Eastern time or the close of regular trading on the NYSE, whichever is earlier. Each Fund's NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. Each Fund values its assets at current market prices when market prices are readily available. All investments made by the International Growth and Emerging Markets Funds, as well as investments by other Funds in foreign securities, are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Funds do not price their shares. Accordingly, the NAV of Funds investing in such securities may change on days when you cannot purchase or sell shares.

If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board of Trustees. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for the Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.

The Funds' fair value pricing procedures, among other things, require the Funds that invest in foreign equity securities to apply a fair value to those securities if there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Funds may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund. As a means of evaluating its fair value process, the Funds compare the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of a Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


 104 PROSPECTUS                                            MANAGING YOUR ACCOUNT

Fair value pricing may also be used for high yield and municipal bonds when their prices become stale due to lack of trading activity, or are determined for other reasons not to accurately reflect their fair values.

To seek to maintain a NAV of $1.00 per share, the Cash Management Fund has chosen to value its portfolio on the basis of amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940. The Rule requires that the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, and that it must invest only in securities that are considered to present minimal risk. Eligible securities are those ranked within the two highest rating categories by nationally recognized statistical rating organizations, or unrated securities deemed to be of comparable quality by GIS. Short-term securities held by other Funds that mature in 60 days or less are also valued using the amortized cost method, unless the Board determines that this does not represent fair value.


MANAGING YOUR ACCOUNT                                            PROSPECTUS  105

DIVIDENDS AND DISTRIBUTIONS


DIVIDENDS AND DISTRIBUTIONS

TWICE YEARLY

The following Funds distribute any net investment income to shareholders twice a year:


- The Guardian Park Avenue Fund


- The Guardian UBS Large Cap Value Fund

- The Guardian Park Avenue Small Cap Fund

- The Guardian UBS Small Cap Value Fund


- The Guardian Asset Allocation Fund


- The Guardian S&P 500 Index Fund

- The Guardian Baillie Gifford International Growth Fund

- The Guardian Baillie Gifford Emerging Markets Fund

MONTHLY

The following Funds declare dividends daily and distribute any net investment income to shareholders once a month:


- The Guardian Investment Quality Bond Fund

- The Guardian Low Duration Bond Fund

- The Guardian High Yield Bond Fund

- The Guardian Tax-Exempt Fund

- The Guardian Cash Management Fund [SIDEBAR]

THE DIFFERENCE between the purchase and sale price of an asset is referred to as a capital gain or loss. The Funds will have net capital gains if their capital gains on sales of portfolio securities exceed capital losses.


We determine each Fund's net investment income by subtracting expenses from any interest and dividend income the Fund has earned. Then the Fund distributes the net realized capital gains and net investment income to you. These distributions are made at least once a year for all of our Funds except the Cash Management Fund, which distributes its short-term gains monthly, and is not expected to realize long-term capital gains.

Each of our Funds pays its dividends and other distributions in the form of additional shares, unless you request payment in cash. If you do wish to receive dividends and other distributions in cash, simply complete the appropriate section of our application or Shareholder Privilege form, or speak to your registered representative. Dividends and distributions of less than $10 will automatically be reinvested in shares. Dividends and distributions will reflect gains and income that accrue from the next business day after you purchase shares.


 106 PROSPECTUS                                      DIVIDENDS AND DISTRIBUTIONS

TAXES

EACH OF OUR FUNDS is considered a separate entity for accounting and federal income tax purposes.



TAXES ON THE SALE OF SHARES


Any sale or exchange of Fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem any of your shares, whether it be an outright redemption or through an exchange into another Fund of The Park Avenue Portfolio, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.) The conversion of Class B shares to Class A shares is not a taxable event for federal income tax purposes.



TAXES ON DISTRIBUTIONS FROM THE FUNDS


The following summary does not apply to:

- qualified retirement accounts (because tax is deferred until you withdraw your money)

- tax-exempt investors, or

- exempt-interest distributions from The Guardian Tax-Exempt Fund

The Funds intend to make distributions that will be taxed as ordinary income or capital gains. Dividends and capital gains distributions from our Funds are taxable whether you receive them in cash or as additional shares in the Funds. If we declare dividends in October, November or December, you will be taxed on them in the year in which we declared them, as long as we pay them out to you on or before January 31 of the following calendar year. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" ("QDI") received by noncorporate taxpayers from domestic and qualifying foreign corporations is generally taxable at a maximum federal income tax rate of 15%. The portion of the dividends paid by a Fund that is attributable to QDI will qualify for such treatment in the hands of noncorporate shareholders of the Funds, provided such shareholders satisfy certain holding period requirements with respect to their Fund shares. Dividends paid from interest income, short-term capital gains and other non-QDI distributions are taxable to you as ordinary income.

Dividends paid by a Fund to a corporate shareholder may be eligible for the dividends received deduction. Dividends paid by the International Fund, the Emerging Markets Fund, the Bond Fund, the Low Duration Bond Fund, the High Yield Fund, the Tax-Exempt Fund and the Cash Management Fund are not expected to be eligible for the corporate dividends received deduction. Dividends paid by the Bond Fund, the Low Duration Bond Fund, the High Yield Fund, the Tax-Exempt Fund and the Cash Management Fund are not expected to be QDI. Dividends from the other Funds will be QDI to the extent, if any, they are attributable to QDI received by the Fund.


TAXES                                                            PROSPECTUS  107

Long-term capital gains distributions currently are taxable to individuals at a maximum federal income tax rate of 15%. The determination as to whether a capital gain distribution is short-term or long-term is based on how long the Fund held the securities, not how long you held your shares in the Fund. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares sold or exchanged. Dividends that represent distributions of interest on U.S. government securities may be exempt from state and local income taxes.

If you buy your shares any time before or on the record date, you are entitled to receive the distribution, which may be subject to income taxes. You may want to avoid buying shares of a Fund shortly before that Fund pays a dividend because if you buy shares when a Fund has realized, but not yet distributed, ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. This is especially a concern for the Funds that normally pay dividends semi-annually. See Dividends and Distributions.

If you are a U.S. nonresident alien individual or a foreign entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Funds must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number, if the number you have provided is incorrect or if you are otherwise subject to "backup withholding".

The tax status of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Funds. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the Funds (including The Guardian Tax-Exempt Fund discussed below). More tax information is provided in the Statement of Additional Information.

The above is a general description of certain federal income tax considerations. You should consult with your own tax adviser regarding all tax consequences applicable to your investments in the Funds.



DISTRIBUTIONS FROM THE GUARDIAN TAX-EXEMPT FUND


The Guardian Tax-Exempt Fund expects to be eligible to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes, whether received in the form of cash or additional shares. However, dividends from the Fund may not be entirely tax-exempt. Distributions of market discount and short-term capital gains, as well as dividends from taxable interest, will be taxable to you as ordinary income, and any distributions by the Fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the Fund may be subject to state and local taxes.


 108 PROSPECTUS                                                            TAXES

Your annual statements will provide you with information about the exempt-interest dividends you have received. You must disclose this information on your federal tax return. The statement also will report the amount that relates to private activity bonds which could be subject to the AMT. Note that all exempt-interest dividends paid to a corporate shareholder subject to the corporate AMT will be included in adjusted current earnings for purposes of the adjustment to the corporate AMT. If you are or will be subject to the AMT, please consult your tax adviser regarding the implications of holding shares in the Tax-Exempt Fund. We also recommend that corporations consult their tax advisers about the implications of holding these shares.

If you receive Social Security or railroad retirement benefits, please consult your tax adviser and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed.

Interest on indebtedness you incurred to purchase or carry shares of the Tax-Exempt Fund generally will not be deductible for federal income tax purposes. If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount. To the extent not disallowed, such loss will be long-term capital loss to the extent of any capital gain dividends received with respect to the shares sold or exchanged.


TAXES                                                            PROSPECTUS  109

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Funds over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in The Park Avenue Portfolio's annual report, which is available upon request. Since no Institutional Class shares were outstanding in 2004, there is no information for them in the table.

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                              BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                              ---------   ----------   --------------   ----------   ----------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
   Year ended 12/31/2004                                         $30.08       $ 0.34           $ 1.35       $ 1.69       $(0.40)
   Year ended 12/31/2003                                          25.03         0.23             5.00         5.23        (0.18)
   Year ended 12/31/2002                                          32.00         0.17            (7.06)       (6.89)       (0.08)
   Year ended 12/31/2001                                          41.18         0.12            (9.06)       (8.94)       (0.03)
   Year ended 12/31/2000                                          59.42        (0.09)          (10.57)      (10.66)       (0.00)(+)
 CLASS B:
   Year ended 12/31/2004                                          28.72        (0.20)            1.54         1.34           --
   Year ended 12/31/2003                                          23.99        (0.16)            4.89         4.73           --
   Year ended 12/31/2002                                          30.88        (0.20)           (6.69)       (6.89)          --
   Year ended 12/31/2001                                          40.08        (0.23)           (8.76)       (8.99)          --
   Year ended 12/31/2000                                          58.57        (0.43)          (10.48)      (10.91)          --
 CLASS C:
   Year ended 12/31/2004                                          28.37        (0.09)            1.34         1.25           --
   Year ended 12/31/2003                                          23.75        (0.16)            4.78         4.62           --
   Year ended 12/31/2002                                          30.64        (0.19)           (6.70)       (6.89)          --
   Year ended 12/31/2001                                          39.85        (0.25)           (8.75)       (9.00)          --
   Period from 8/7/2000(++) to 12/31/2000                         58.01        (0.11)          (12.59)      (12.70)          --
 CLASS K:
   Year ended 12/31/2004                                          30.00         0.20             1.39         1.59        (0.36)
   Year ended 12/31/2003                                          24.96         0.11             5.02         5.13        (0.09)
   Year ended 12/31/2002                                          31.93         0.05            (7.02)       (6.97)          --
   Period from 5/15/2001(++) to 12/31/2001                        35.55         0.00(+)          (3.41)      (3.41)          --
THE GUARDIAN UBS LARGE CAP VALUE FUND
 CLASS A:
   Year ended 12/31/2004                                          12.82         0.08             1.59         1.67        (0.07)
   Period from 2/3/2003(++) to 12/31/2003                         10.00         0.08             3.06         3.14        (0.07)
 CLASS B:
   Year ended 12/31/2004                                          12.80        (0.01)            1.57         1.56           --
   Period from 2/3/2003(++) to 12/31/2003                         10.00         0.00(+)           3.06        3.06        (0.01)
 CLASS C:
   Year ended 12/31/2004                                          12.80        (0.01)            1.57         1.56           --
   Period from 2/3/2003(++) to 12/31/2003                         10.00         0.00(+)           3.06        3.06        (0.01)
 CLASS K:
   Year ended 12/31/2004                                          12.83         0.05             1.58         1.63        (0.04)
   Period from 2/3/2003(++) to 12/31/2003                         10.00         0.05             3.07         3.12        (0.04)
THE GUARDIAN PARK AVENUE SMALL CAP FUND
 CLASS A:
   Year ended 12/31/2004                                          19.05        (0.12)            2.90         2.78           --
   Year ended 12/31/2003                                          13.30        (0.10)            5.85         5.75           --
   Year ended 12/31/2002                                          15.74        (0.07)           (2.37)       (2.44)          --
   Year ended 12/31/2001                                          16.93        (0.06)           (1.13)       (1.19)          --
   Year ended 12/31/2000                                          17.48        (0.05)           (0.37)       (0.42)          --
 CLASS B:
   Year ended 12/31/2004                                          17.93        (0.27)            2.71         2.44           --
   Year ended 12/31/2003                                          12.64        (0.24)            5.53         5.29           --
   Year ended 12/31/2002                                          15.10        (0.20)           (2.26)       (2.46)          --
   Year ended 12/31/2001                                          16.39        (0.20)           (1.09)       (1.29)          --
   Year ended 12/31/2000                                          17.06        (0.20)           (0.34)       (0.54)          --
 CLASS C:
   Year ended 12/31/2004                                          17.83        (0.26)            2.66         2.40           --
   Year ended 12/31/2003                                          12.59        (0.27)            5.51         5.24           --
   Year ended 12/31/2002                                          15.07        (0.22)           (2.26)       (2.48)          --
   Year ended 12/31/2001                                          16.39        (0.21)           (1.11)       (1.32)          --
   Period from 8/7/2000(++) to 12/31/2000                         19.37        (0.08)           (2.77)       (2.85)          --
 CLASS K:
   Year ended 12/31/2004                                          18.79        (0.16)            2.85         2.69           --
   Year ended 12/31/2003                                          13.15        (0.14)            5.78         5.64           --
   Year ended 12/31/2002                                          15.62        (0.11)           (2.36)       (2.47)          --
   Period from 5/15/2001(++) to 12/31/2001                        15.71        (0.07)           (0.02)       (0.09)          --

(+)  Rounds to less than $0.01.
(++)  Commencement of operations.


 110 PROSPECTUS                                             FINANCIAL HIGHLIGHTS

 DISTRIBUTIONS
      FROM                                                    RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                               -----------------------------------------------------------
    GAIN ON                                                                         NET
  INVESTMENTS      NET ASSET                   NET ASSETS,                      INVESTMENT
  AND FOREIGN       VALUE,                       END OF          EXPENSES      INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL            PERIOD         TO AVERAGE      TO AVERAGE     TURNOVER
  TRANSACTIONS      PERIOD     RETURN*       (000'S OMITTED)    NET ASSETS      NET ASSETS       RATE
----------------   ---------   --------      ---------------   -------------   -------------   ---------
         --         $31.37        5.64%        $  980,872          0.88%            0.95%          75%
         --          30.08       20.95          1,133,468          0.89             0.72           74
         --          25.03      (21.56)         1,120,351          0.87             0.51           60
     $(0.21)         32.00      (21.75)         1,779,818          0.83             0.31          143
      (7.58)         41.18      (18.62)         2,589,059          0.79            (0.16)         108
         --          30.06        4.67            130,372          1.84            (0.02)          75
         --          28.72       19.72            165,274          1.84            (0.24)          74
         --          23.99      (22.31)           167,471          1.83            (0.44)          60
      (0.21)         30.88      (22.46)           274,761          1.75            (0.61)         143
      (7.58)         40.08      (19.34)           431,206          1.67            (1.03)         108
         --          29.62        4.41              6,551          2.06            (0.21)          75
         --          28.37       19.45              6,622          2.12            (0.52)          74
         --          23.75      (22.49)             5,884          2.07            (0.67)          60
      (0.21)         30.64      (22.62)             7,594          1.96            (0.81)         143
      (5.46)         39.85      (21.79)(a)          8,222          2.18(b)         (1.29)(b)      108
         --          31.23        5.34              8,761          1.20             0.69           75
         --          30.00       20.58              7,145          1.20             0.41           74
         --          24.96      (21.83)             5,752          1.21             0.19           60
      (0.21)         31.93       (9.63)(a)          7,229          1.22(b)          0.02(b)       143
      (1.12)         13.30       13.43             26,676          1.44             0.68           32
      (0.25)         12.82       31.48(a)          21,705          1.59(b)          0.78(b)        45
      (1.12)         13.24       12.52             24,646          2.19            (0.07)          32
      (0.25)         12.80       30.65(a)          21,378          2.33(b)          0.03(b)        45
      (1.12)         13.24       12.52             23,507          2.19            (0.07)          32
      (0.25)         12.80       30.65(a)          20,801          2.33(b)          0.04(b)        45
      (1.12)         13.30       13.05             24,342          1.70             0.42           32
      (0.25)         12.83       31.22(a)          20,944          1.88(b)          0.49(b)        45
      (2.43)         19.40       14.74            181,068          1.21            (0.67)         127
         --          19.05       43.23            160,049          1.27            (0.67)         105
         --          13.30      (15.50)           111,803          1.25            (0.45)         108
         --          15.74       (7.03)           139,774          1.28            (0.37)         131
      (0.13)         16.93       (2.35)           150,022          1.25            (0.31)         125
      (2.43)         17.94       13.76             23,574          2.13            (1.59)         127
         --          17.93       41.85             22,989          2.21            (1.61)         105
         --          12.64      (16.29)            17,189          2.19            (1.40)         108
         --          15.10       (7.87)            20,876          2.18            (1.27)         131
      (0.13)         16.39       (3.11)            24,977          2.12            (1.18)         125
      (2.43)         17.80       13.62              9,757          2.23            (1.69)         127
         --          17.83       41.62              8,092          2.39            (1.79)         105
         --          12.59      (16.46)             5,824          2.40            (1.60)         108
         --          15.07       (8.05)             6,752          2.34            (1.43)         131
      (0.13)         16.39      (14.67)(a)          7,033          2.22(b)         (1.12)(b)      125
      (2.43)         19.05       14.47             12,391          1.52            (0.97)         127
         --          18.79       42.89              9,893          1.55            (0.96)         105
         --          13.15      (15.81)             6,748          1.55            (0.75)         108
         --          15.62       (0.57)(a)          7,959          1.61(b)         (0.77)(b)      131

* Excludes the effect of sales load.
(a) Not annualized.
(b) Annualized.


FINANCIAL HIGHLIGHTS                                             PROSPECTUS  111

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                              BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                              ---------   ----------   --------------   ----------   ----------
THE GUARDIAN UBS SMALL CAP VALUE FUND
 CLASS A:
   Year ended 12/31/2004                                         $12.71       $(0.03)          $ 2.25       $ 2.22           --
   Period from 2/3/2003(+) to 12/31/2003                          10.00        (0.01)            3.60         3.59           --
 CLASS B:
   Year ended 12/31/2004                                          12.61        (0.12)            2.21         2.09           --
   Period from 2/3/2003(+) to 12/31/2003                          10.00        (0.09)            3.58         3.49           --
 CLASS C:
   Year ended 12/31/2004                                          12.61        (0.12)            2.21         2.09           --
   Period from 2/3/2003(+) to 12/31/2003                          10.00        (0.10)            3.59         3.49           --
 CLASS K:
   Year ended 12/31/2004                                          12.68        (0.04)            2.24         2.20           --
   Period from 2/3/2003(+) to 12/31/2003                          10.00        (0.03)            3.59         3.56           --
THE GUARDIAN ASSET ALLOCATION FUND
 CLASS A:
   Year ended 12/31/2004                                          10.63         0.16             0.88         1.04       $(0.24)
   Year ended 12/31/2003                                           8.45         0.14             2.20         2.34        (0.16)
   Year ended 12/31/2002                                          10.84         0.17            (2.38)       (2.21)       (0.18)
   Year ended 12/31/2001                                          13.00         0.30            (1.61)       (1.31)       (0.18)
   Year ended 12/31/2000                                          14.77         0.45            (0.29)        0.16        (0.44)
 CLASS B:
   Year ended 12/31/2004                                          10.57         0.06             0.87         0.93        (0.10)
   Year ended 12/31/2003                                           8.41         0.05             2.18         2.23        (0.07)
   Year ended 12/31/2002                                          10.77         0.09            (2.37)       (2.28)       (0.08)
   Year ended 12/31/2001                                          12.95         0.19            (1.59)       (1.40)       (0.11)
   Year ended 12/31/2000                                          14.72         0.32            (0.27)        0.05        (0.33)
 CLASS C:
   Year ended 12/31/2004                                          10.56         0.04             0.88         0.92        (0.07)
   Year ended 12/31/2003                                           8.39         0.02             2.19         2.21        (0.04)
   Year ended 12/31/2002                                          10.77         0.05            (2.38)       (2.33)       (0.05)
   Year ended 12/31/2001                                          12.94         0.17            (1.64)       (1.47)       (0.03)
   Period from 8/7/2000(+) to 12/31/2000                          14.72         0.15            (0.78)       (0.63)       (0.23)
 CLASS K:
   Year ended 12/31/2004                                          10.60         0.11             0.89         1.00        (0.18)
   Year ended 12/31/2003                                           8.43         0.09             2.19         2.28        (0.11)
   Year ended 12/31/2002                                          10.82         0.13            (2.39)       (2.26)       (0.13)
   Period from 5/15/2001(+) to 12/31/2001                         12.06         0.11            (0.68)       (0.57)          --
THE GUARDIAN S&P 500 INDEX FUND
 CLASS A:
   Year ended 12/31/2004                                           7.63         0.12             0.66         0.78        (0.11)
   Year ended 12/31/2003                                           6.04         0.08             1.59         1.67        (0.08)
   Year ended 12/31/2002                                           7.90         0.10            (1.86)       (1.76)       (0.10)
   Year ended 12/31/2001                                           9.07         0.06            (1.17)       (1.11)       (0.06)
   Period from 7/25/2000(+) to 12/31/2000                         10.06         0.03            (0.99)       (0.96)       (0.03)
 CLASS B:
   Year ended 12/31/2004                                           7.62         0.06             0.66         0.72        (0.06)
   Year ended 12/31/2003                                           6.03         0.03             1.59         1.62        (0.03)
   Year ended 12/31/2002                                           7.88         0.02            (1.85)       (1.83)       (0.02)
   Year ended 12/31/2001                                           9.05         0.01            (1.18)       (1.17)       (0.00)(++)
   Period from 7/25/2000(+) to 12/31/2000                         10.06         0.00(++)          (1.01)      (1.01)         --
 CLASS C:
   Year ended 12/31/2004                                           7.61         0.06             0.66         0.72        (0.06)
   Year ended 12/31/2003                                           6.03         0.03             1.58         1.61        (0.03)
   Year ended 12/31/2002                                           7.88         0.02            (1.85)       (1.83)       (0.02)
   Year ended 12/31/2001                                           9.05         0.01            (1.17)       (1.16)       (0.01)
   Period from 7/25/2000(+) to 12/31/2000                         10.06         0.00(++)          (1.01)      (1.01)         --
 CLASS K:
   Year ended 12/31/2004                                           7.63         0.08             0.66         0.74        (0.08)
   Year ended 12/31/2003                                           6.04         0.06             1.59         1.65        (0.06)
   Year ended 12/31/2002                                           7.90         0.05            (1.86)       (1.81)       (0.05)
   Period from 5/15/2001(+) to 12/31/2001                          8.59         0.02            (0.69)       (0.67)       (0.02)

(+)  Commencement of operations.
(++)  Rounds to less than $0.01.


 112 PROSPECTUS                                             FINANCIAL HIGHLIGHTS

 DISTRIBUTIONS
      FROM                                             RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                               --------------------------------------------
    GAIN ON
  INVESTMENTS      NET ASSET                   NET ASSETS,                      EXPENSES
  AND FOREIGN       VALUE,                       END OF          EXPENSES       WAIVED/
CURRENCY RELATED    END OF       TOTAL           PERIOD         TO AVERAGE     SUBSIDIZED
  TRANSACTIONS      PERIOD     RETURN(*)     (000'S OMITTED)   NET ASSETS(A)     BY GIS
----------------   ---------   ---------     ---------------   -------------   ----------
          $(1.76)     $13.17      18.14%            $ 14,332            1.95%          --
           (0.88)      12.71      35.76 (c)           10,081            2.17(d)         --
           (1.76)      12.94      17.22               11,652            2.71           --
           (0.88)      12.61      34.76 (c)            9,737            2.91(d)         --
           (1.76)      12.94      17.22               11,095            2.72           --
           (0.88)      12.61      34.76 (c)            9,422            2.91(d)         --
           (1.76)      13.12      18.01               11,807            2.07           --
           (0.88)      12.68      35.46 (c)            9,492            2.35(d)         --
              --       11.43       9.84              111,486            0.41         0.76%
              --       10.63      27.87              118,988            0.43         0.77
              --        8.45     (20.64)             110,593            0.42         0.73
           (0.67)      10.84     (10.23)             169,386            0.47         0.63
           (1.49)      13.00       1.00              227,228            0.46         0.60
              --       11.40       8.83               29,226            1.23         0.76
              --       10.57      26.65               32,863            1.27         0.77
              --        8.41     (21.31)              29,064            1.25         0.73
           (0.67)      10.77     (10.99)              44,813            1.28         0.63
           (1.49)      12.95       0.26               51,024            1.28         0.60
              --       11.41       8.68                8,431            1.42         0.76
              --       10.56      26.39                7,857            1.51         0.77
              --        8.39     (21.70)               6,470            1.50         0.73
           (0.67)      10.77     (11.48)               8,080            1.46         0.63
           (0.92)      12.94      (4.18)(c)            8,544            1.49(d)       0.55(d)
              --       11.42       9.51                9,293            0.68         0.76
              --       10.60      27.20                7,859            0.68         0.77
              --        8.43     (21.05)               6,126            0.70         0.73
           (0.67)      10.82      (4.85)(c)            7,619            0.75(d)       0.72(d)
              --        8.30      10.30              145,072            0.53         0.18
              --        7.63      27.78              129,228            0.53         0.25
              --        6.04     (22.35)             100,129            0.53         0.13
              --        7.90     (12.25)             276,645            0.53         0.10
           (0.00)(f)      9.07    (9.53)(c)          167,487            0.53(d)       0.21(d)
              --        8.28       9.40               13,394            1.28         0.45
              --        7.62      26.94               12,070            1.28         0.61
              --        6.03     (23.22)               8,472            1.28         0.52
              --        7.88     (12.87)               9,705            1.28         0.47
           (0.00)(f)      9.05   (10.00)(c)            7,677            1.28(d)       0.47(d)
              --        8.27       9.41                9,842            1.28         0.49
              --        7.61      26.77                8,796            1.28         0.67
              --        6.03     (23.21)               6,175            1.28         0.57
              --        7.88     (12.87)               7,598            1.28         0.49
           (0.00)(f)      9.05   (10.00)(c)            7,296            1.28(d)       0.47(d)
              --        8.29       9.72               10,244            0.93         0.16
              --        7.63      27.31                7,594            0.93         0.21
              --        6.04     (23.00)               5,722            0.93         0.10
              --        7.90      (7.76)(c)            7,383            0.93(d)       0.15(d)

 DISTRIBUTIONS
      FROM                  RATIOS/SUPPLEMENTAL DATA
  NET REALIZED    --------------------------------------------
    GAIN ON                            NET
  INVESTMENTS       GAAF           INVESTMENT
  AND FOREIGN      GROSS          INCOME/(LOSS)      PORTFOLIO
CURRENCY RELATED  EXPENSE          TO AVERAGE        TURNOVER
  TRANSACTIONS    RATIO(B)         NET ASSETS          RATE
----------------  --------        -------------      ---------
          $(1.76       --                 (0.25)%          53%
           (0.88       --                 (0.07)(d)        94
           (1.76       --                 (1.04)           53
           (0.88       --                 (0.81)(d)        94
           (1.76       --                 (1.04)           53
           (0.88       --                 (0.81)(d)        94
           (1.76       --                 (0.39)           53
           (0.88       --                 (0.25)(d)        94
              --     0.86%                 1.30             0
              --     0.92(e)               1.25             0
              --     0.89(e)               1.60             4
           (0.67     0.83(e)               2.44            51
           (1.49     0.96(e)               3.07            11
              --     1.68                  0.46             0
              --     1.75(e)               0.43             0
              --     1.71(e)               0.78             4
           (0.67     1.64(e)               1.62            51
           (1.49     1.76(e)               2.29            11
              --     1.87                  0.35             0
              --     2.00(e)               0.19             0
              --     1.97(e)               0.58             4
           (0.67     1.82(e)               1.43            51
           (0.92     1.93(d)(e)            2.61(d)         11
              --     1.13                  1.13             0
              --     1.17(e)               1.04             0
              --     1.16(e)               1.39             4
           (0.67     1.16(d)(e)            1.57(d)         51
              --       --                  1.50             1
              --       --                  1.26             4
              --       --                  1.03            10
              --       --                  0.87             1
           (0.00       --                  0.71(d)          4
              --       --                  0.75             1
              --       --                  0.51             4
              --       --                  0.33            10
              --       --                  0.09             1
           (0.00       --                 (0.04)(d)         4
              --       --                  0.74             1
              --       --                  0.51             4
              --       --                  0.33            10
              --       --                  0.09             1
           (0.00       --                 (0.04)(d)         4
              --       --                  1.13             1
              --       --                  0.86             4
              --       --                  0.68            10
              --       --                  0.47(d)          1

 *   Excludes the effect of sales load.
(a)  After expenses subsidized by GIS and do
     not include the expenses of the
     underlying Funds.
(b)  Amounts include the expenses of the
     underlying Funds.
(c)  Not annualized.
(d)  Annualized.
(e)  Reflects adjustments made on prior
     years' expense waivers.
(f)  Rounds to less than $0.01.


FINANCIAL HIGHLIGHTS                                             PROSPECTUS  113

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                              BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                              ---------   ----------   --------------   ----------   ----------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND
  CLASS A:
    Year ended 12/31/2004...................................     $11.43       $ 0.03           $ 1.83       $ 1.86       $(0.03)
    Year ended 12/31/2003...................................       8.90         0.18             2.33         2.51        (0.01)
    Year ended 12/31/2002...................................      11.09         0.06            (2.25)       (2.19)          --
    Year ended 12/31/2001...................................      14.28         0.01            (3.20)       (3.19)          --
    Year ended 12/31/2000...................................      23.36        (0.06)           (5.52)       (5.58)          --
  CLASS B:
    Year ended 12/31/2004...................................      10.45        (0.29)            1.86         1.57           --
    Year ended 12/31/2003...................................       8.22        (0.16)            2.36         2.20           --
    Year ended 12/31/2002...................................      10.38        (0.19)           (1.97)       (2.16)          --
    Year ended 12/31/2001...................................      13.54        (0.20)           (2.96)       (3.16)          --
    Year ended 12/31/2000...................................      22.61        (0.11)           (5.46)       (5.57)          --
  CLASS C:
    Year ended 12/31/2004...................................      10.47        (0.08)            1.67         1.59           --
    Year ended 12/31/2003...................................       8.24        (0.08)            2.28         2.20           --
    Year ended 12/31/2002...................................      10.40        (0.09)           (2.07)       (2.16)          --
    Year ended 12/31/2001...................................      13.55        (0.12)           (3.03)       (3.15)          --
    Period from 8/7/2000(+) to 12/31/2000...................      19.19        (0.09)           (2.20)       (2.29)          --
  CLASS K:
    Year ended 12/31/2004...................................      11.24        0.00(++)           1.82        1.82           --
    Year ended 12/31/2003...................................       8.76        0.00(++)           2.45        2.45           --
    Year ended 12/31/2002...................................      10.94        0.00(++)          (2.18)      (2.18)          --
    Period from 5/15/2001(+) to 12/31/2001..................      12.96        (0.04)           (1.98)       (2.02)          --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
  CLASS A:
    Year ended 12/31/2004...................................      12.39         0.05             2.85         2.90        (0.03)
    Year ended 12/31/2003...................................       8.07         0.05             4.27         4.32           --
    Year ended 12/31/2002...................................       8.45         0.01            (0.39)       (0.38)          --
    Year ended 12/31/2001...................................       8.31         0.01             0.13         0.14           --
    Year ended 12/31/2000...................................      11.13        (0.55)           (2.05)       (2.60)       (0.22)
  CLASS B:
    Year ended 12/31/2004...................................      11.44        (0.05)            2.59         2.54           --
    Year ended 12/31/2003...................................       7.55        (0.04)            3.93         3.89           --
    Year ended 12/31/2002...................................       7.98        (0.10)           (0.33)       (0.43)          --
    Year ended 12/31/2001...................................       7.97        (0.10)            0.11         0.01           --
    Year ended 12/31/2000...................................      10.65         0.08            (2.76)       (2.68)          --
  CLASS C:
    Year ended 12/31/2004...................................      11.47        (0.06)            2.61         2.55           --
    Year ended 12/31/2003...................................       7.56        (0.04)            3.95         3.91           --
    Year ended 12/31/2002...................................       8.00        (0.09)           (0.35)       (0.44)          --
    Year ended 12/31/2001...................................       7.98        (0.09)            0.11         0.02           --
    Period from 8/7/2000+ to 12/31/2000.....................       9.92        (0.08)           (1.86)       (1.94)          --
  CLASS K:
    Year ended 12/31/2004...................................      12.19         0.01             2.79         2.80        (0.01)
    Year ended 12/31/2003...................................       7.97         0.03             4.19         4.22           --
    Year ended 12/31/2002...................................       8.36        (0.03)           (0.36)       (0.39)          --
    Period from 5/15/2001(+) to 12/31/2001..................       8.35        (0.06)            0.07         0.01           --

(+)  Commencement of operations.
(++) Rounds to less than $0.01.


 114 PROSPECTUS                                             FINANCIAL HIGHLIGHTS

 DISTRIBUTIONS
      FROM                                                                              RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                                                          --------------------------------------------------------
    GAIN ON                                                                                                 NET
  INVESTMENTS                                NET ASSET                    NET ASSETS,                   INVESTMENT
  AND FOREIGN                                 VALUE,                        END OF         EXPENSES    INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED   REDEMPTION   TAX RETURN    END OF           TOTAL        PERIOD        TO AVERAGE    TO AVERAGE     TURNOVER
  TRANSACTIONS        FEES      OF CAPITAL    PERIOD          RETURN*   (000'S OMITTED)   NET ASSETS    NET ASSETS       RATE
----------------   ----------   ----------   ---------        -------   ---------------   ----------   -------------   ---------
              --        $0.00(a)         --     $13.26          16.34%          $35,106         1.94%           0.13%        24%
              --         0.03           --       11.43          28.57            32,126         1.93            0.50         44
              --           --           --        8.90         (19.75)           47,948         1.62            0.29         45
              --           --           --       11.09         (22.34)           80,856         1.53            0.06         63
          $(3.26)          --       $(0.24)      14.28         (23.81)           94,482         1.45           (0.29)        78
              --         0.00(a)         --      12.02          15.02             6,307         3.08           (0.98)        24
              --         0.03           --       10.45          27.13             6,535         3.19           (1.00)        44
              --           --           --        8.22         (20.81)            5,598         2.87           (0.98)        45
              --           --           --       10.38         (23.34)            8,228         2.62           (1.05)        63
           (3.26)          --        (0.24)      13.54         (24.56)           12,747         2.43           (1.27)        78
              --         0.00(a)         --      12.06          15.19             6,687         2.95           (0.89)        24
              --         0.03           --       10.47          27.06             5,546         3.10           (0.93)        44
              --           --           --        8.24         (20.77)            4,381         2.85           (0.99)        45
              --           --           --       10.40         (23.25)            5,530         2.60           (1.04)        63
           (3.11)          --        (0.24)      13.55         (11.72)(b)           7,208       2.51(c)         (1.52)(c)       78
              --         0.00(a)         --      13.06          16.19             8,792         2.04            0.00(a)       24
              --         0.03           --       11.24          28.31             6,979         2.13            0.04         44
              --           --           --        8.76         (19.93)            5,407         1.86            0.01         45
              --           --           --       10.94         (15.59)(b)           6,753       1.84(c)         (0.60)(c)       63
           (0.59)        0.00(a)         --      14.67          23.53            61,975         1.88            0.42         71
              --           --           --       12.39          53.53            43,561         2.10            0.57         74
              --           --           --        8.07          (4.50)           27,356         2.10           (0.04)        81
              --           --           --        8.45           1.68            19,777         2.39           (0.19)       101
              --           --           --        8.31         (23.88)           18,439         2.18           (0.86)       101
           (0.59)        0.00(a)         --      13.39          22.28            12,138         2.90           (0.58)        71
              --           --           --       11.44          51.52             9,389         3.20           (0.54)        74
              --           --           --        7.55          (5.39)            5,965         3.21           (1.16)        81
              --           --           --        7.98           0.13             6,023         3.51           (1.28)       101
              --           --           --        7.97         (25.16)            6,105         3.79           (2.54)       101
           (0.59)        0.00(a)         --      13.43          22.30            12,291         2.85           (0.55)        71
              --           --           --       11.47          51.72             9,540         3.17           (0.51)        74
              --           --           --        7.56          (5.50)            6,306         3.12           (1.08)        81
              --           --           --        8.00           0.25             6,486         3.34           (1.12)       101
              --           --           --        7.98         (19.56)(b)           6,466       3.49(c)         (2.31)(c)      101
           (0.59)        0.00(a)         --      14.39          23.16            15,202         2.19            0.12         71
              --           --           --       12.19          52.95            11,803         2.38            0.29         74
              --           --           --        7.97          (4.67)            7,685         2.36           (0.32)        81
              --           --           --        8.36           0.12(b)           8,020        2.63(c)         (1.23)(c)      101

(a)  Excludes the effect of sales load.
(b)  Commencement of operations.
(c)  Rounds to less than $0.01.


FINANCIAL HIGHLIGHTS                                             PROSPECTUS  115

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET                 AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,        NET          CURRENCY         FROM       FROM NET
                                                              BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                              ---------   ----------   --------------   ----------   ----------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
 CLASS A:
   Year ended 12/31/2004                                         $10.09        $0.38           $ 0.03       $ 0.41       $(0.38)
   Year ended 12/31/2003                                          10.28         0.35             0.11         0.46        (0.35)
   Year ended 12/31/2002                                           9.86         0.44             0.45         0.89        (0.44)
   Year ended 12/31/2001                                           9.61         0.50             0.30         0.80        (0.50)
   Year ended 12/31/2000                                           9.33         0.60             0.28         0.88        (0.60)
 CLASS B:
   Year ended 12/31/2004                                          10.09         0.30             0.02         0.32        (0.30)
   Year ended 12/31/2003                                          10.28         0.27             0.11         0.38        (0.27)
   Year ended 12/31/2002                                           9.86         0.37             0.45         0.82        (0.37)
   Year ended 12/31/2001                                           9.60         0.43             0.31         0.74        (0.43)
   Period from 8/7/2000(+) to 12/31/2000                           9.41         0.22             0.19         0.41        (0.22)
 CLASS C:
   Year ended 12/31/2004                                          10.09         0.30             0.02         0.32        (0.30)
   Year ended 12/31/2003                                          10.28         0.27             0.11         0.38        (0.27)
   Year ended 12/31/2002                                           9.86         0.37             0.45         0.82        (0.37)
   Year ended 12/31/2001                                           9.60         0.43             0.31         0.74        (0.43)
   Period from 8/7/2000(+) to 12/31/2000                           9.41         0.22             0.19         0.41        (0.22)
 CLASS K:
   Year ended 12/31/2004                                          10.10         0.34             0.03         0.37        (0.34)
   Year ended 12/31/2003                                          10.29         0.31             0.11         0.42        (0.31)
   Year ended 12/31/2002                                           9.87         0.40             0.45         0.85        (0.40)
   Period from 5/15/2001(+) to 12/31/2001                          9.68         0.28             0.24         0.52        (0.28)
THE GUARDIAN LOW DURATION BOND FUND
 CLASS A:
   Year ended 12/31/2004                                          10.02         0.23            (0.09)        0.14        (0.23)
   Period from 7/30/2003(+) to 12/31/2003                         10.00         0.08             0.02         0.10        (0.08)
 CLASS B:
   Year ended 12/31/2004                                          10.02         0.15            (0.09)        0.06        (0.15)
   Period from 7/30/2003(+) to 12/31/2003                         10.00         0.05             0.02         0.07        (0.05)
 CLASS C:
   Year ended 12/31/2004                                          10.02         0.15            (0.09)        0.06        (0.15)
   Period from 7/30/2003(+) to 12/31/2003                         10.00         0.05             0.02         0.07        (0.05)
 CLASS K:
   Year ended 12/31/2004                                          10.02         0.19            (0.09)        0.10        (0.19)
   Period from 7/30/2003(+) to 12/31/2003                         10.00         0.06             0.02         0.08        (0.06)
THE GUARDIAN HIGH YIELD BOND FUND
 CLASS A:
   Year ended 12/31/2004                                           7.45         0.52             0.13         0.65        (0.52)
   Year ended 12/31/2003                                           6.69         0.54             0.76         1.30        (0.54)
   Year ended 12/31/2002                                           7.19         0.55            (0.50)        0.05        (0.55)
   Year ended 12/31/2001                                           7.66         0.69            (0.47)        0.22        (0.69)
   Year ended 12/31/2000                                           8.98         0.77            (1.32)       (0.55)       (0.77)
 CLASS B:
   Year ended 12/31/2004                                           7.45         0.47             0.12         0.59        (0.47)
   Year ended 12/31/2003                                           6.69         0.48             0.76         1.24        (0.48)
   Year ended 12/31/2002                                           7.18         0.50            (0.49)        0.01        (0.50)
   Year ended 12/31/2001                                           7.66         0.64            (0.48)        0.16        (0.64)
   Year ended 12/31/2000                                           8.97         0.68            (1.31)       (0.63)       (0.68)
 CLASS C:
   Year ended 12/31/2004                                           7.45         0.47             0.12         0.59        (0.47)
   Year ended 12/31/2003                                           6.69         0.48             0.76         1.24        (0.48)
   Year ended 12/31/2002                                           7.18         0.50            (0.49)        0.01        (0.50)
   Year ended 12/31/2001                                           7.65         0.64            (0.47)        0.17        (0.64)
   Period from 8/7/2000(+) to 12/31/2000                           8.47         0.28            (0.82)       (0.54)       (0.28)
 CLASS K:
   Year ended 12/31/2004                                           7.45         0.49             0.13         0.62        (0.49)
   Year ended 12/31/2003                                           6.69         0.51             0.76         1.27        (0.51)
   Year ended 12/31/2002                                           7.19         0.53            (0.50)        0.03        (0.53)
   Period from 5/15/2001(+) to 12/31/2001                          7.68         0.39            (0.49)       (0.10)       (0.39)

 (+) Commencement of operations.

 116 PROSPECTUS                                             FINANCIAL HIGHLIGHTS

 DISTRIBUTIONS
      FROM                                                    RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                                           -----------------------------------
    GAIN ON                                                NET ASSETS,
  INVESTMENTS                   NET ASSET                    END OF               NET
  AND FOREIGN                    VALUE,                      PERIOD             EXPENSES
CURRENCY RELATED   REDEMPTION    END OF       TOTAL          (000'S            TO AVERAGE
  TRANSACTIONS        FEES       PERIOD     RETURN(*)       OMITTED)        NET ASSETS(A)(B)
----------------   ----------   ---------   ---------    ---------------    ----------------
          $(0.10)          --      $10.02       4.10%           $105,131                0.85%
           (0.30)          --       10.09       4.53             143,536                0.85
           (0.03)          --       10.28       9.25             170,658                0.85
           (0.05)          --        9.86       8.55             144,900                0.86
              --           --        9.61       9.81             124,805                0.85
           (0.10)          --       10.01       3.22              16,685                1.60
           (0.30)          --       10.09       3.75              18,374                1.60
           (0.03)          --       10.28       8.43              19,308                1.60
           (0.05)          --        9.86       7.86              13,036                1.61
              --           --        9.60       4.40 (c)           8,493                1.60(d)
           (0.10)          --       10.01       3.22              11,422                1.60
           (0.30)          --       10.09       3.75              11,206                1.60
           (0.03)          --       10.28       8.44              10,753                1.60
           (0.05)          --        9.86       7.85               9,090                1.61
              --           --        9.60       4.39 (c)           8,356                1.60(d)
           (0.10)          --       10.03       3.69              11,004                1.25
           (0.30)          --       10.10       4.11               9,820                1.25
           (0.03)          --       10.29       8.81               9,213                1.25
           (0.05)          --        9.87       5.43 (c)           8,436                1.26(d)
              --           --        9.93       1.36               9,487                0.80
              --           --       10.02       0.99 (c)           8,457                0.80(d)
              --           --        9.93       0.61               8,695                1.55
              --           --       10.02       0.67 (c)           7,743                1.55(d)
              --           --        9.93       0.61               7,817                1.55
              --           --       10.02       0.67 (c)           7,611                1.55(d)
              --           --        9.93       0.96               7,718                1.20
              --           --       10.02       0.82 (c)           7,565                1.20(d)
              --        $0.00(e)      7.58      9.15              57,250                0.85
              --           --        7.45      20.11              42,589                0.85
              --           --        6.69       0.96              33,894                0.85
              --           --        7.19       2.87              33,797                0.85
              --           --        7.66     (6.53)              38,646                0.85
              --         0.00(e)      7.57      8.20              10,013                1.60
              --           --        7.45      19.22              10,018                1.60
              --           --        6.69       0.35               8,336                1.60
              --           --        7.18       1.96               8,182                1.60
              --           --        7.66     (7.32)               7,567                1.74
              --         0.00(e)      7.57      8.20              10,110                1.60
              --           --        7.45      19.22               9,316                1.60
              --           --        6.69       0.35               7,710                1.60
              --           --        7.18       2.09               7,657                1.60
              --           --        7.65     (6.42)(c)            7,491                1.60(d)
              --         0.00(e)      7.58      8.72              10,734                1.25
              --           --        7.45      19.63               9,581                1.25
              --           --        6.69       0.55               7,944                1.25
              --           --        7.19     (1.31)(c)            7,893                1.25(d)

 DISTRIBUTIONS
      FROM                        RATIOS/SUPPLEMENTAL DATA
  NET REALIZED    --------------------------------------------------------
    GAIN ON            EXPENSES                        NET
  INVESTMENTS         (EXCLUDING                    INVESTMENT
  AND FOREIGN     INTEREST EXPENSE)     EXPENSES      INCOME     PORTFOLIO
CURRENCY RELATED      TO AVERAGE       SUBSIDIZED   TO AVERAGE   TURNOVER
  TRANSACTIONS      NET ASSETS(A)        BY GIS     NET ASSETS     RATE
----------------  ------------------   ----------   ----------   ---------
          $(0.10                0.85%        0.13%        3.74%       233%
           (0.30                0.85         0.11         3.40        257
           (0.03                0.85         0.08         4.37        275
           (0.05                0.85         0.09         5.11        414
              --                0.85         0.09         6.41        344
           (0.10                1.60         0.28         2.99        233
           (0.30                1.60         0.27         2.65        257
           (0.03                1.60         0.27         3.58        275
           (0.05                1.60         0.31         4.31        414
              --                1.60(d)       0.34(d)       5.78(d)      344
           (0.10                1.60         0.33         2.99        233
           (0.30                1.60         0.35         2.66        257
           (0.03                1.60         0.36         3.64        275
           (0.05                1.60         0.36         4.36        414
              --                1.60(d)       0.34(d)       5.78(d)      344
           (0.10                1.25         0.06         3.34        233
           (0.30                1.25         0.05         3.00        257
           (0.03                1.25         0.03         4.00        275
           (0.05                1.25(d)       0.08(d)       4.48(d)      414
              --                  --         0.69         2.25         68
              --                  --         1.20(d)       1.87(d)       97
              --                  --         0.70         1.51         68
              --                  --         1.20(d)       1.11(d)       97
              --                  --         0.73         1.51         68
              --                  --         1.21(d)       1.11(d)       97
              --                  --         0.39         1.86         68
              --                  --         0.97(d)       1.46(d)       97
              --                  --         0.34         7.00         95
              --                  --         0.42         7.59        153
              --                  --         0.45         8.17         69
              --                  --         0.47         9.21        141
              --                  --         0.38         9.03        163
              --                  --         0.62         6.30         95
              --                  --         0.72         6.85        153
              --                  --         0.77         7.42         69
              --                  --         0.78         8.42        141
              --                  --         0.77         8.37        163
              --                  --         0.59         6.29         95
              --                  --         0.71         6.85        153
              --                  --         0.77         7.42         69
              --                  --         0.71         8.43        141
              --                  --         0.63(d)       8.74(d)      163
              --                  --         0.28         6.64         95
              --                  --         0.33         7.20        153
              --                  --         0.35         7.77         69
              --                  --         0.41(d)       8.36(d)      141

(*)  Excludes the effect of sales load.
(a)  After expenses subsidized by GIS.
(b)  Expense ratio includes interest expense
     associated with reverse repurchase
     agreements.
(c)  Not annualized.
(d)  Annualized.
(e)  Rounds to less than $0.01.


FINANCIAL HIGHLIGHTS                                             PROSPECTUS  117

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET                 AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,        NET          CURRENCY         FROM       FROM NET
                                                              BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                              ---------   ----------   --------------   ----------   ----------
THE GUARDIAN TAX-EXEMPT FUND
  CLASS A:
    Year ended 12/31/2004                                        $10.31        $0.36            $0.08        $0.44       $(0.36)
    Year ended 12/31/2003                                         10.51         0.37             0.18         0.55        (0.37)
    Year ended 12/31/2002                                         10.09         0.40             0.61         1.01        (0.40)
    Year ended 12/31/2001                                         10.10         0.41             0.06         0.47        (0.41)
    Year ended 12/31/2000                                          9.40         0.43             0.70         1.13        (0.43)
  CLASS C:
    Year ended 12/31/2004                                         10.31         0.28             0.08         0.36        (0.28)
    Year ended 12/31/2003                                         10.51         0.29             0.18         0.47        (0.29)
    Year ended 12/31/2002                                         10.09         0.32             0.61         0.93        (0.32)
    Year ended 12/31/2001                                         10.10         0.34             0.06         0.40        (0.34)
    Period from 8/7/2000(+) to 12/31/2000                          9.77         0.14             0.33         0.47        (0.14)
THE GUARDIAN CASH MANAGEMENT FUND
  CLASS A:
    Year ended 12/31/2004                                         1.000        0.006               --           --       (0.006)
    Year ended 12/31/2003                                         1.000        0.004               --           --       (0.004)
    Year ended 12/31/2002                                         1.000        0.009               --           --       (0.009)
    Year ended 12/31/2001                                         1.000        0.032               --           --       (0.032)
    Year ended 12/31/2000                                         1.000        0.056               --           --       (0.056)
  CLASS B:
    Year ended 12/31/2004                                         1.000        0.006               --           --       (0.006)
    Year ended 12/31/2003                                         1.000        0.002               --           --       (0.002)
    Year ended 12/31/2002                                         1.000        0.002               --           --       (0.002)
    Year ended 12/31/2001                                         1.000        0.025               --           --       (0.025)
    Year ended 12/31/2000                                         1.000        0.052               --           --       (0.052)
  CLASS C:
    Year ended 12/31/2004                                         1.000        0.006               --           --       (0.006)
    Year ended 12/31/2003                                         1.000        0.002               --           --       (0.002)
    Year ended 12/31/2002                                         1.000        0.002               --           --       (0.002)
    Year ended 12/31/2001                                         1.000        0.025               --           --       (0.025)
    Period from 8/7/2000(+) to 12/31/2000                         1.000        0.020               --           --       (0.020)
  CLASS K:
    Year ended 12/31/2004                                         1.000        0.005               --           --       (0.005)
    Year ended 12/31/2003                                         1.000        0.002               --           --       (0.002)
    Year ended 12/31/2002                                         1.000        0.005               --           --       (0.005)
    Period from 5/15/2001(+) to 12/31/2001                        1.000        0.013               --           --       (0.013)

 (+) Commencement of operations.

 118 PROSPECTUS                                             FINANCIAL HIGHLIGHTS

 DISTRIBUTIONS
      FROM                                                            RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                              ----------------------------------------------------------------------------
    GAIN ON                                                                                         NET
  INVESTMENTS      NET ASSET                  NET ASSETS,           NET                          INVESTMENT
  AND FOREIGN       VALUE,                      END OF           EXPENSES           EXPENSES       INCOME      PORTFOLIO
CURRENCY RELATED    END OF       TOTAL          PERIOD          TO AVERAGE         SUBSIDIZED    TO AVERAGE    TURNOVER
  TRANSACTIONS      PERIOD     RETURN(*)    (000'S OMITTED)    NET ASSETS(A)         BY GIS      NET ASSETS      RATE
----------------   ---------   ---------    ---------------    -------------       ----------    ----------    ---------
          $(0.20)     $10.19       4.38%            $82,118             0.87%(c)         0.09%         3.49%        161%
           (0.38)      10.31       5.34              80,025             0.89(c)          0.09          3.52          68
           (0.19)      10.51      10.20             113,852             0.87(c)          0.06          3.85          99
           (0.07)      10.09       4.78             107,676             0.91(c)          0.09          4.03         181
              --       10.10      12.29              97,185             0.88(c)          0.07          4.43         124
           (0.20)      10.19       3.60              10,704             1.62(c)          0.33          2.74         161
           (0.38)      10.31       4.54              10,553             1.64(c)          0.36          2.77          68
           (0.19)      10.51       9.37               9,741             1.62(c)          0.37          3.11          99
           (0.07)      10.09       3.99               8,783             1.66(c)          0.37          3.28         181
              --       10.10       4.87(b)            8,391             1.65(c)(d)       0.31(d)       3.62(d)      124
              --       1.000       0.57             442,109             0.85             0.04          0.55          --
              --       1.000       0.37             529,321             0.85             0.05          0.38          --
              --       1.000       0.95             658,159             0.85             0.02          0.94          --
              --       1.000       3.27             606,045             0.85             0.04          3.13          --
              --       1.000       5.69             462,183             0.85             0.07          5.57          --
              --       1.000       0.57               8,144             0.85             0.99          0.53          --
              --       1.000       0.21              12,498             1.03(e)          0.73(e)       0.21          --
              --       1.000       0.23              18,485             1.57(e)          0.16(e)       0.22          --
              --       1.000       2.48              15,685             1.60             0.12          2.37          --
              --       1.000       5.34              11,860             1.14             0.63          5.25          --
              --       1.000       0.57               8,626             0.85             0.80          0.57          --
              --       1.000       0.21               9,086             1.02(e)          0.63(e)       0.21          --
              --       1.000       0.22               9,330             1.57(e)          0.06(e)       0.22          --
              --       1.000       2.48               8,492             1.60             0.04          2.47          --
              --       1.000       2.03(b)            8,193             1.60(d)          0.13(d)       5.06(d)       --
              --       1.000       0.47              10,424             0.95             0.30          0.48          --
              --       1.000       0.18               9,682             1.25               --          0.18          --
              --       1.000       0.55               8,500             1.25               --          0.54          --
              --       1.000       1.26(b)            8,125             1.25(d)          0.01(d)       1.99(d)       --

 (*)        Excludes the effect of sales load.
(a)         After expenses subsidized by GIS.
(b)         Not annualized.
(c)         Before offset of custody credits.
            Including the custody credits in Class
            A, the expense ratio is 0.85% for 2000,
            2001, 2002, 2003 and 2004; in Class C
            the expense ratio is 1.60% for 2000,
            2001, 2002, 2003 and 2004.
(d)         Annualized.
(e)         Revised to reflect additional subsidies
            to maintain a minium yield threshold.


FINANCIAL HIGHLIGHTS                                             PROSPECTUS  119

                      (This page intentionally left blank)

CUSTODIAN

State Street Bank and Trust Company
Custody Division
1776 Heritage Drive
North Quincy, Massachusetts 02171



TRANSFER AND DIVIDEND PAYING AGENT


Boston Financial Data Services (BFDS) is the Portfolio's transfer and dividend paying agent. BFDS is an affiliate of State Street Bank and Trust Company.

WHERE TO GET MORE INFORMATION

FOR PROSPECTIVE INVESTORS:

Guardian Investor Services LLC(SM) (GIS)

1-800-221-3253

GIS'S EXECUTIVE OFFICE:

7 Hanover Square

New York, New York 10004

GIS'S ADMINISTRATIVE OFFICE:

P.O. Box 26205

Lehigh Valley, Pennsylvania 18002-6205

FOR EXISTING SHAREHOLDERS:

Boston Financial Data Services (BFDS)

1-800-343-0817

BFDS'S FIRST CLASS MAIL ADDRESS:

P.O. Box 219611

Kansas City, Missouri 64121-9611

BFDS'S EXPRESS, REGISTERED AND CERTIFIED MAIL ADDRESS:

330 W. 9th Street

Kansas City, Missouri 64105-2112

FOR MORE DETAILED INFORMATION:


Additional information about The Park Avenue Portfolio is available in the annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year. If more than one member of the same household owns shares of any Fund, only one copy of each shareholder report and prospectus will be mailed to that address, unless you instruct us otherwise.

The Portfolio's Statement of Additional Information (SAI) contains additional information about the Portfolio and has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the SAI and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

1940 Act File No. 811-5641

THE PARK AVENUE PORTFOLIO(R)

STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 21, 2005

This Statement of Additional Information contains information about the thirteen series funds that comprise The Park Avenue Portfolio(R) series trust (the "Portfolio"). The thirteen series are: The Guardian Park Avenue Fund(R) (the "Park Avenue Fund"), The Guardian UBS Large Cap Value Fund(SM) (the "UBS Large Cap Value Fund"), The Guardian Park Avenue Small Cap Fund(SM) (the "Small Cap Fund"), The Guardian UBS Small Cap Value Fund(SM) (the "UBS Small Cap Value Fund"), The Guardian Asset Allocation Fund(SM) (the "Asset Allocation Fund"), The Guardian S&P 500 Index Fund(SM) (the "S&P 500 Index Fund"), The Guardian Baillie Gifford International Growth Fund(SM) (the "International Fund"), The Guardian Baillie Gifford Emerging Markets Fund(SM) (the "Emerging Markets Fund"), The Guardian Investment Quality Bond Fund(SM) (the "Bond Fund"), The Guardian Low Duration Bond Fund(SM) (the "Low Duration Bond Fund"), The Guardian High Yield Bond Fund(SM) (the "High Yield Fund"), The Guardian Tax-Exempt Fund(SM) (the "Tax-Exempt Fund") and The Guardian Cash Management Fund(SM) (the "Cash Fund"). The series funds are referred to in this Statement of Additional Information as the "Funds" and each separately as a "Fund." This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Portfolio dated May 1, 2005, as amended November 21, 2005. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in shares of any of the Funds should be made without first reading the Prospectus. A free copy of the Prospectus may be obtained by writing to Guardian Investor Services LLC, 7 Hanover Square, New York, New York 10004 or by telephoning (800) 221-3253. This Statement of Additional Information has been incorporated by reference into the Prospectus. Please retain this document for future reference.

The December 31, 2004 Annual Report and the June 30, 2005 Semi-Annual Report of the Portfolio with respect to each Fund has been incorporated by reference into this Statement of Additional Information. A free copy of the Annual Report and Semi-Annual Report may be obtained by calling Guardian Investor Services LLC (toll-free) at (800) 221-3253.

The terms used in this Statement of Additional Information are the same as defined in the Prospectus for the Portfolio.

TABLE OF CONTENTS

                                              PAGE
                                              ----
Organization of the Portfolio...............   B-2
Investment Restrictions.....................   B-2
Investment Objectives and Policies..........   B-3
Special Investment Techniques...............   B-8
Disclosure of Portfolio Holdings............  B-18
Investment Advisers and Distributor.........  B-19
Portfolio Transactions and Brokerage........  B-29
Net Asset Value.............................  B-31
Redemption of Shares........................  B-32
Trustees and Officers.......................  B-33
Portfolio Managers..........................  B-40
Portfolio Affiliates and Principal
  Holders of Fund Shares....................  B-43

                                              PAGE
                                              ----
Taxes.......................................  B-45
Shareholder Rights..........................  B-47
Trustee Liability...........................  B-47
Custodian...................................  B-48
Transfer Agent..............................  B-48
Legal Opinions..............................  B-48
Independent Registered Public Accounting
  Firm and Financial Statements.............  B-48
Appendix A..................................  B-49
Appendix B..................................  B-53
Appendix C -- Proxy Voting Policies &
  Procedures................................  B-53

The Guardian, Guardian Investor Services LLC, The Park Avenue Portfolio, The Guardian Park Avenue Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Cash Management Fund, The Guardian S&P 500 Index Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund are servicemarks owned by The Guardian Life Insurance Company of America; however, UBS Global AM, or its affiliated persons (as defined in the Investment Company Act of 1940), owns all rights, title, and interest to (and remains the exclusive owner of) all intellectual property rights related to "UBS." If the investment sub-advisory agreement between GIS and UBS Global AM is transferred or assigned to an entity that is not an affiliated person of UBS Global AM or upon termination of such sub-advisory agreement with respect to a Fund, GIS will cease to use "UBS" or any similar name, delete "UBS" from the name of such Fund, and take all further actions described in the sub-advisory agreement.

STATEMENT OF ADDITIONAL INFORMATION

ORGANIZATION OF THE PORTFOLIO
The Portfolio was organized on January 12, 1993 as a Massachusetts business trust. The Portfolio is an open-end, management investment company. Each of the Funds within the Portfolio is "diversified", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that, with respect to 75% of its total assets, a diversified Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities and securities of other investment companies) or purchase more than 10% of the outstanding voting securities of any one issuer.

INVESTMENT RESTRICTIONS
In addition to the restrictions described in the section of the Prospectus entitled "Special Investment Techniques," each Fund has adopted the following restrictions.

The investment restrictions for the Funds are divided into fundamental and non-fundamental categories. Those restrictions deemed to be fundamental under the 1940 Act may be changed only by the vote of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the lesser of the vote of: (1) 67% of the voting securities of the Fund at a meeting where more than 50% of the outstanding voting securities are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. The remaining restrictions are non-fundamental and may be amended by the Board of Trustees without a shareholder vote.

All percentage restrictions on investments apply only when an investment is made. If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond a specified percentage limit that results from a relative change in value or from a change in the Fund's total assets will not constitute a violation of the applicable investment restriction.

Fundamental Restrictions (may not be changed without shareholder approval)

PURSUANT TO THE FOLLOWING FUNDAMENTAL RESTRICTIONS, A FUND MAY NOT:

   1. Make any purchase that would result in the Fund ceasing to be "diversified" within the meaning of the 1940 Act, applicable rules thereunder and any orders or interpretations of the Securities and Exchange Commission ("1940 Act rules and orders").

   2. Borrow money, except to the extent permitted by the 1940 Act, rules and orders.

3(a). [All Funds except the S&P 500 Index Fund and the Tax-Exempt Fund] Purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry;

3(b). [S&P 500 Index Fund only] Purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor's 500 Index in accordance with the Fund's investment objective;

3(c). [Tax-Exempt Fund only] Purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry, provided that there shall be no limit on the purchase of Municipal Obligations (as defined from time to time in the prospectus).

   4. Purchase or sell real estate, although the Fund may (a) purchase and sell securities of issuers that deal in real estate, (b) purchase and sell securities that represent interests in real estate and (c) acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

   5. Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).

   6. Engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities.

   7. Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent

                                      B-2
                                                       THE PARK AVENUE PORTFOLIO
      permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

   8. Issue any senior securities except as permitted by the 1940 Act, rules and orders.

Non-Fundamental Restrictions (may be changed by Board without shareholder approval)

PURSUANT TO THE FOLLOWING NON-FUNDAMENTAL RESTRICTIONS, A FUND MAY NOT:

   1. [All Funds except the Cash Fund] Invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and
      (c) above.

   2. [Cash Fund only] Invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.

   3. Invest in the securities of any company for the purpose of exercising control or management.

   4. Purchase the securities of any other investment company, except in accordance with the 1940 Act, rules and orders.

   5. Purchase securities on margin or make any short sales of securities, except as permitted by applicable law.

   6. Pledge, mortgage or hypothecate the Fund's assets, except as permitted by applicable law.

   7. [Cash Fund only] Purchase any security other than as permitted by Rule 2a-7 under the 1940 Act and any other applicable law.

The UBS Large Cap Value Fund, Small Cap Fund, UBS Small Cap Value Fund, S&P 500 Index Fund, Emerging Markets Fund, Bond Fund, Low Duration Bond Fund and the High Yield Bond Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing the amounts stated in each Fund's prospectus in investments suggested by the Fund's name.

INVESTMENT OBJECTIVES AND POLICIES
The following information supplements the information contained in the Prospectus section entitled "Investment Objectives and Policies."

THE INTERNATIONAL FUND AND THE EMERGING MARKETS FUND

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, the International Fund and the Emerging Markets Fund may invest in the shares of other investment companies. In addition, pursuant to exemptive relief granted to those Funds under the 1940 Act, a portion of the equity and convertible securities which may be acquired by the Funds may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as brokers, dealers, underwriters or investment advisers.

The International Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which the International Fund would ordinarily invest directly. GBG and BG Overseas, the International Fund's investment advisers, believe that investments in such unit trusts will enhance the geographical diversification of the Fund's assets while reducing the risks associated with investing in certain smaller foreign markets. Investments by the International Fund in such unit trusts are likely to provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets. At the present time, the International Fund intends to limit its investments in unit trusts, together with its investments in other investment companies, to no more than 5% of its total assets.

If the U.S. government restricts any type of foreign investment which may be made by or through the International Fund or the Emerging Markets Fund, the Portfolio's Board of Trustees will promptly take steps to determine whether significant changes in the Funds' portfolios are appropriate.

STATEMENT OF ADDITIONAL INFORMATION

THE PARK AVENUE FUND, THE UBS LARGE CAP VALUE FUND, THE SMALL CAP FUND, THE UBS SMALL CAP VALUE FUND, THE ASSET ALLOCATION FUND, THE S&P 500 INDEX FUND, THE INTERNATIONAL FUND, THE EMERGING MARKETS FUND AND THE HIGH YIELD FUND

As described in the Prospectus, certain Funds are permitted to invest in convertible securities.

Convertible securities are fixed-income securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specific number of shares of common stock of the same or a different issuer. Convertible securities also have characteristics similar to non-convertible debt securities in that they ordinarily provide income with generally higher yields than those of common stock of the same or a similar issuer. However, convertible securities are usually subordinated to non-convertible debt securities. Convertible securities carry the potential for capital appreciation should the value of the underlying common stock increase, but they are subject to a lesser risk of a decline in value, relative to the underlying common stock, due to their fixed-income nature. Due to the conversion feature, however, the interest rate or dividend rate on a convertible security is generally less than would be the case if the securities were not convertible.

In evaluating a convertible security the investment advisers look primarily at the attractiveness of the underlying common stock and at the fundamental business strengths of the issuer. Other factors considered by the investment advisers include the yield of the convertible security in relation to the yield of the underlying common stock, the premium over investment value and the degree of call protection.

Convertible securities purchased by the Funds (other than the High Yield Fund) will primarily be "investment grade," i.e., rated in one of the top four rating categories established by nationally recognized statistical rating organizations like Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Under normal conditions, less than 5% of the assets of the Park Avenue Fund and the Small Cap Fund, and less than 10% of the assets of the Asset Allocation Fund, the Bond Fund and the International Fund, will consist of securities rated lower than "investment grade."

All of these Funds may, however, acquire convertible securities without regard to their ratings.

Lower rated securities may be subject to certain risks not typically associated with "investment grade" securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

THE ASSET ALLOCATION FUND, THE BOND FUND, THE LOW DURATION BOND FUND AND THE HIGH YIELD FUND

The Bond Fund, the High Yield Fund, the Low Duration Bond Fund and the Asset Allocation Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, and are sold as multi-class bonds. CMO classes have different interests in the stream of interest and principal payments from the underlying pool of mortgages. Hence, the classes are typically paid sequentially according to the payment structure of the CMO. CMOs may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

Payments of principal and interest on the mortgage obligations underlying CMOs are not passed through directly to the holders. Rather, they are made to an independent trustee created specifically for the allocation of such interest and principal payments because CMOs are frequently issued in a variety of classes or series which are designed to be retired sequentially as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of obligations next scheduled to mature generally will be paid down first. Thus, even if the issuer does not supply additional collateral, there will be sufficient collateral to secure the obligations which remain outstanding. A mortgage pass-through, on the other hand, is secured by a pool of mortgages with common characteristics, so it will not have the class structure associated with CMOs. For this reason, payments

                                      B-4
                                                       THE PARK AVENUE PORTFOLIO
of principal and interest on the underlying mortgages can be passed-through to all holders of the mortgage pass-through. And, all such holders will share the same pre-payment risk.

Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since a Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Privately issued mortgage-backed securities purchased by the Funds must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loans. Whole loans are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so prepaid mortgage-backed security proceeds are then likely to be reinvested at lower interest rates.

Many factors affect the frequency of unscheduled prepayments or refinancings of the underlying mortgages, including interest rate changes, economic conditions, the ages of the mortgages and locations of the mortgaged properties. Prepayments on mortgage obligations tend to occur more frequently after interest rates generally have declined. The return provided to the Funds will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities that provide lower coupons. In addition, the Funds may suffer losses on prepaid obligations which were acquired at a premium.

When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend because mortgage prepayments or refinancings slow down. Securities that have lost value will have an adverse impact on a Fund's total return.

Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments
(IOs) and one principal payments (POs). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Portfolio's Board of Trustees has adopted procedures for use by GIS, the investment adviser to these Funds, to ascertain the liquidity and fair value of their investments, including their mortgage-backed securities holdings. There is no guarantee that the Funds' investments in CMOs, IOs or POs will be successful, and the Funds' total return could be adversely affected as a result.

The Funds may also invest in asset-backed securities. Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMOs. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages, but may have average lives of up to 10 years. These securities, which are primarily issued by non-governmental entities, carry no direct or indirect governmental guarantees.

In addition, these Funds may invest in trust-preferred (or "capital") securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a

STATEMENT OF ADDITIONAL INFORMATION
tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default.

At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Funds will reconsider the appropriateness of continued investment in these securities.

Some of the Funds' investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund's performance.

THE BOND FUND, THE LOW DURATION BOND FUND, THE HIGH YIELD FUND AND THE TAX-EXEMPT FUND

The Funds may purchase zero coupon bonds, and the High Yield Fund may purchase pay-in-kind bonds. Zero coupon bonds, which are issued at a significant discount from face value, do not make periodic interest payments and the obligation becomes due only upon maturity. Pay-in-kind securities ("PIK bonds") make periodic interest payments in the form of additional securities. The value of both zero coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Federal tax law requires that the interest on zero coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

The High Yield Fund may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

The High Yield Fund may also invest in a form of derivatives known as structured securities. This type of instrument involves the deposit with, or purchase by an entity, such as a corporation or trust, of specified securities or loans and the issuance by that entity of single or multiple classes of securities which are either backed by, or represent interests in, the underlying securities. The cash flow on the underlying pool of instruments may be apportioned among the various classes with the goal of creating securities with differing maturities, payment priorities and interest rate provisions. The value of the principal or interest on certain other structured securities may be positively or negatively linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or principal amounts payable at the time of maturity or redemption may vary depending on changes in the value of the reference instruments. While in general an investor in these securities will bear the market risk of the underlying instruments, the credit risk of certain classes of the security may be lessened by credit enhancements offered by the issuer. Certain classes may have higher yields than others and, thus, may involve greater risk than others. These securities may be deemed to be investment companies, as defined by the 1940 Act, and investment by the High Yield Fund may, accordingly, be limited by SEC rules.

THE TAX-EXEMPT FUND

Diversification. For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The Tax-Exempt Fund may invest more than 25% of the value of its total assets in Municipal Obligations which pay interest from similar revenue sources or securities which are offered within a single state. When Municipal Obligations are related in these ways, an economic, business or political development which affects one security

                                      B-6
                                                       THE PARK AVENUE PORTFOLIO
could also affect the other related securities. This investment practice may subject the Tax-Exempt Fund to greater risks than a fund which does not concentrate its assets in this manner.

Municipal Lease/Purchase Agreements. The Tax-Exempt Fund may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality's credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes. The Tax-Exempt Fund may also purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, the Tax-Exempt Fund's right to redeem depends on the borrower's ability to pay principal and interest on demand. GIS continuously considers the creditworthiness of the issuers of any floating and variable rate demand obligations in the Tax-Exempt Fund's portfolio to attempt to minimize this risk. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities. See "Special Investment Techniques."

Stand-by Commitments. The Tax-Exempt Fund may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund's option, specified securities held in the Fund's portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. The Tax-Exempt Fund does not intend to exercise its rights under stand-by commitments for trading purposes. The Tax-Exempt Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

Tender Option Bonds. The Tax-Exempt Fund may invest in tender option bonds, which generally are long-term Municipal Obligations which are coupled with options to tender the underlying Municipal Obligations to third-party financial institutions at periodic intervals. Holders of tender option bonds pay periodic fees to the financial institution(s) that provide(s) the option(s). Such fees are typically equal to the difference between the Municipal Obligation's fixed coupon rate and the rate at or near the commencement of the option period that would cause the securities, coupled with the tender option, to trade at par on the date that a remarketing or similar agent would make the relevant rate determinations. Thus, the holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Accordingly, GIS will consider, on an ongoing basis, the creditworthiness of: (1) the issuers of Municipal Obligations which are coupled with tender options; (2) any custodian; and (3) the provider of the tender option.

The Fund will purchase tender option bonds only when it is satisfied that any custodial arrangements and the tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Tobacco Settlement Revenue Bonds. The Tax-Exempt Fund may invest in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the "MSA"). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette

STATEMENT OF ADDITIONAL INFORMATION
consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Other. The Tax-Exempt Fund may also invest in Municipal Obligations with embedded derivatives. Such securities increase their interest rate payments to the holder if rates go up and prices correspondingly decline. As the price of a security goes down, the income goes up, offsetting the price decline.

Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but GIS will consider the event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's or Standard & Poor's for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. See Appendix A to this Statement of Additional Information for a more detailed discussion of securities ratings.

OTHER POLICIES

As described in the Prospectus, each Fund may borrow money to the extent allowed by the 1940 Act, rules and orders. A Fund may not borrow money in excess of 33-1/3% of the value of its total assets. Each of the UBS Large Cap Value and UBS Small Cap Value Funds will not pledge more than 10% of its net assets, or issue senior securities, as defined in the 1940 Act, except for notes to banks. The Funds may not purchase securities if an outstanding borrowing exceeds 5% of the Fund's net assets.

Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to guidelines adopted by the Portfolio's Board. The UBS Small Cap Value Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

The UBS Small Cap Value Fund may invest in equity securities of companies considered by the investment adviser to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Small Cap Value Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships.

SPECIAL INVESTMENT TECHNIQUES
Each Fund has an investment objective which it pursues through its stated investment policies and special investment techniques. There can be no assurance that the objective of a Fund will be achieved. The following is a description of certain of the special investment techniques which may be used by the investment advisers on behalf of the Funds to the extent permitted by the Funds' investment restrictions. This section supplements the description of "Special Investment Techniques" contained in the Prospectus.

OPTIONS ON SECURITIES

General. Each Fund may purchase put and call options and write (sell) covered call options and secured put options.

The Funds will only engage in option strategies for non-speculative purposes. The Funds may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry. The UBS Large Cap Value and UBS Small Cap Value Funds may each purchase call or put options on securities to the extent that premiums paid by a Fund on such call or put options do not aggregate more than 20% of such Fund's total assets. With regard to the writing of put options, each of the UBS Large Cap Value and UBS Small Cap Value Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

Basically, there are two types of options: call options and put options. The purchaser of a call option acquires the right to buy a security at a fixed price during a specified period. The writer (seller) of such an option is then obligated to sell the security if the option is exercised, and bears the risk that the security's market price will increase over the purchase price set by the option. The purchaser of a put option acquires the right to sell a security at a fixed price during a specified period. The writer of such an option is then obligated to buy the

                                      B-8
                                                       THE PARK AVENUE PORTFOLIO
security if the option is exercised, and bears the risk that the security's market price will decline from the purchase price set by the option. Options are typically purchased subject to a premium which can reduce the risks retained by the option writer.

As the writer of a covered call option or the purchaser of a secured put option, a Fund must own securities that can be used to cover or secure any such outstanding options. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face that are denominated in the same currency as the call. Also, when a Fund writes a put option, it must segregate with the Portfolio's custodian either cash or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must at least equal the exercise price of the put option. Segregating assets may limit the Fund's ability to pursue other investment opportunities while options are outstanding.

Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If a Fund cannot close an option when it wants, it may miss alternative investment opportunities.

Options trade on U.S. or foreign securities exchanges and in the over-the-counter ("OTC") market. Exchange listed options are three-party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller (e.g., a Fund and a securities dealer or other financial institution). A Fund could lose any premium it paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. To minimize this risk, the Funds' investment advisers consider the creditworthiness of any counterparties with whom the Funds may engage in OTC options transactions. However, there can be no assurance that a counterparty will remain financially stable while an OTC option is outstanding.

Generally, the staff of the SEC currently requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this position, no Fund will engage in OTC option transactions if, as a result, more than the permitted portion of its net assets is invested in illiquid securities.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the writer having to deliver the underlying security to the holder of the option at the exercise price, which will likely be lower than the security's value. For the secured put writer, substantial depreciation in the value of the underlying security would result in the exercise of the option by the holder, thereby obligating the writer to purchase the underlying securities at the exercise price, which will likely exceed the security's value. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium. If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the investment of the premium.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security which is already owned, without being required to actually sell that security. At times a Fund may seek to establish a position in securities upon which call options are available. By purchasing a call option a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

The Funds named above may also write or purchase spread options, which are options for which the exercise price may be a fixed monetary spread or yield spread between the security underlying the option and another security that is used as a benchmark. Spread options involve the same risks as are associated with purchasing and selling options on securities generally, as described above. The writer (seller) of a spread option which expires unexercised realizes a gain in the amount of the premium and any interest earned on the investment of the premium. However, if the spread option is exercised, the writer will forego the potential for capital

STATEMENT OF ADDITIONAL INFORMATION
appreciation or incur an unrealized loss to the extent the market value of the underlying security exceeds or is less than the exercise price of such spread option. The purchaser of a spread option incurs costs equal to the amount of the premium paid for such option if the spread option expires unexercised, or the associated transaction costs if the purchaser closes out the spread option position.

A Fund which is authorized to buy and sell options may purchase a put option and a call option, each with the same expiration date, on the same underlying security. The Fund will profit from the combination position if an increase or decrease in the value of the underlying security is sufficient for the Fund to profit from exercise of either the call option or the put option. Combined option positions involve higher transaction costs (because of the multiple positions taken) and may be more difficult to open and close out than other option positions.

Options on Securities Indices. The Funds named above may write or purchase options on securities indices, subject to their general investment restrictions regarding options transactions. Index options offer the Funds the opportunity to achieve many of the same objectives sought through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Price movements in securities which the Funds own or intend to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the Funds bear the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Funds may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

When a Fund writes an option on a securities index, it will be required to cover the option or to segregate assets equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the exercise price exceeds the contract value, the Fund will segregate, until the option expires or is closed out, cash, cash equivalents, or other liquid, unencumbered securities equal in value to such excess.

Options on securities indices involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, a purchased option may expire worthless, in which case the premium which was paid for it is lost.

Credit derivatives. The Bond Fund, the Low Duration Bond Fund, the High Yield Fund and the Tax-Exempt Fund may invest in credit default swaps and credit default index investments. A Fund would use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust a Fund's asset allocation or risk exposure to the corporate credit sector of the fixed income market or (iii) for hedging purposes. They may not be used for speculation.

The credit derivative swap market allows a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers (a "credit derivative index"). These transactions are documented through swap agreements, which are two-party contracts. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of default. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of default.

Credit derivatives present investment risks that may subject a Fund to greater volatility than investments in more traditional securities. A Fund's investment in credit derivative swaps and credit derivative index swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the swap is based. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. If an event of default occurs, the Fund (if the buyer) will receive the full notional value of the issue on which the swap is based (the "reference asset"), which may have little or no value. If the Fund is the seller, it will receive a fixed rate of income throughout the term of the contract, typically six months to one year, provided there is no event of default. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference asset on which the swap is based. Credit derivatives may not always be

                                      B-10
                                                       THE PARK AVENUE PORTFOLIO
successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out a Fund's investment at a reasonable price, which could turn an expected gain into a loss. No Fund intends to invest materially (over 5% of its total assets) in these investments.

FINANCIAL FUTURES TRANSACTIONS

General. Each Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as "financial futures contracts") primarily to hedge (protect) against anticipated future changes in interest rates or equity market conditions which otherwise might affect adversely the value of securities which these Funds hold or intend to purchase. In addition, the Asset Allocation Fund may also enter into financial futures to reallocate assets among the Fund's equity, fixed-income and money market asset categories while minimizing transaction costs or generally as a hedge against changes in market conditions. A "sale" of a financial futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value called for by the contract at a specified price during a specified delivery period. A "purchase" of a financial futures contract means the undertaking of a contractual obligation to acquire the securities at a specified price during a specified delivery period.

The UBS Large Cap Value Fund and the UBS Small Cap Value Fund may each enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Fund's total assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Fund's total assets. The UBS Large Cap Value Fund and the UBS Small Cap Value Fund may effect futures transactions through futures commission merchants who are affiliated with an investment adviser or the Fund in accordance with procedures adopted by the Board.

Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash. These Funds may also purchase and write put and call options on financial futures contracts as an attempt to hedge against market risks.

The Funds may also invest in financial futures contracts when the purchase of these instruments may provide more liquidity than the direct investment in the underlying securities. The use of these instruments may permit a Fund to gain rapid exposure to the markets following a large inflow of investable cash or in response to changes in investment strategy. The purchase of a financial futures contract may also provide a Fund with a price advantage over the direct purchase of the underlying securities, either based on a differential between the securities and the futures markets or because of the lower transaction costs that are associated with these types of instruments.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund's investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a shareholder. It is possible for a price-related loss to exceed the amount of a Fund's margin deposit.

A Fund will have the Portfolio's custodian segregate either cash or liquid, unencumbered securities that are marked-to-market daily to the extent required to comply with the 1940 Act whenever it engages in futures transactions. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

None of the Funds will enter into financial futures contracts for speculative purposes.

When a Fund enters into a financial futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a financial futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. At the time of delivery, pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. With respect to securities index futures contracts, settlement is made by means of a cash payment based on any fluctuation in the contract value since the last adjustment in the variation margin was made.

STATEMENT OF ADDITIONAL INFORMATION

If a Fund owned long-term bonds and interest rates were expected to rise, it could sell interest rate futures contracts. If interest rates did increase, the value of the bonds in such Fund's portfolio would decline, but this decline should be offset in whole or in part by an increase in the value of the Fund's interest rate futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time purchasing interest rate futures contracts on long-term bonds. Thus, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The interest rate futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Special Considerations Relating to Financial Futures Contracts. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund's ability to enter into an offsetting transaction depends upon the market's demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. There may also be an imperfect correlation between movements in prices of financial futures contracts and portfolio securities being hedged. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts, and variations in speculative market demand for financial futures contracts and securities. In addition, the market prices of financial futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and financial futures markets could result. Price distortions could also result if investors in financial futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, which would reduce the liquidity of the futures market. In addition, because the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by the speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because there may be an imperfect correlation between movements in the prices of securities and movements in the prices of financial futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If this should occur, the Funds could lose money on the financial futures contracts and also on the value of their portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

Each Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the financial futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and variation margin with respect to put and call options on a financial futures contract as written by it.

B-12                                                   THE PARK AVENUE PORTFOLIO

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

The Bond Fund, the Low Duration Bond Fund and the High Yield Fund may use dollar rolls and reverse repurchase agreements. Through its investments in other mutual funds, the Asset Allocation Fund may also use these transactions. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Funds earn interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. A Fund's use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, GIS believes that these transactions do not present the risks associated with other types of leverage. The Funds do not intend to enter into dollar roll or reverse repurchase agreement transactions other than as described above, or for temporary or emergency purposes.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

Each Fund may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attractive when the transactions occur. The Funds do not engage in these transactions to speculate on interest rate changes. However, each Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when a Fund commits to buy particular securities and make payment in the future, it must segregate cash or liquid, unencumbered securities at least equal in value to its commitments, marked-to-market daily. In the case of a sale of securities on a delayed-delivery basis, a Fund will instruct the custodian to segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment advisers' ability to pursue other investment opportunities.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend their portfolio securities to broker-dealers, banks and other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be

STATEMENT OF ADDITIONAL INFORMATION                                         B-13
marked-to-market daily. The Funds will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Funds can increase their income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Funds' credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral should a borrower fail financially.

No Fund will continue to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3% of that Fund's total assets. A significant portion of a Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending securities and acquiring debt securities, the Funds will not make loans to other persons.

The Funds will typically receive commitment fees from the borrowers which are normally payable upon the expiration of the loan transactions. However, if a Fund calls the loaned securities prior to the expiration date of a loan, the Fund may not be entitled to receive the entire commitment fee. The Funds do not expect to call loaned securities prior to the applicable loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including commitment fee income, on the expiration date. These loan transactions may be structured to permit similar, but not necessarily identical, securities to be returned to the Funds upon the expiration of a loan.

Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by the investment adviser to be creditworthy and will not be made unless, in the investment adviser's judgment, the income which can be earned justifies the risk. The Fund could also lose money if it suffers losses on investments made with the cash collateral.

In the event the borrower is unable to complete a loan transaction, or in the event of any default or insolvency of the borrower, each Fund will retain the collateral it received in connection with the loan transaction. If this collateral is insufficient to fully satisfy its rights under the loan agreement, the affected Fund will take whatever steps it deems advisable to satisfy its claim.

The Funds may pay reasonable custodian and administrative fees in connection with the loans.

FOREIGN CURRENCY FUTURES AND OPTIONS ON FOREIGN CURRENCY FUTURES

Each Fund may purchase and sell futures contracts on foreign currencies, related options thereon and options on foreign currencies as a hedge against possible variation in foreign exchange rates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. An option on a foreign currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified price at any time during the period of the option. An option transaction on a foreign currency provides the holder with ability to buy or sell a particular currency at a fixed price on a future date, and is used to hedge the currency exchange rate risk on non-U.S. dollar-denominated securities owned by a Fund, anticipated to be purchased by the Fund, or sold by the Fund but not yet delivered. Options on foreign currencies may be traded on U.S. and foreign exchanges or in the over-the-counter market.

As stated above, the UBS Large Cap Value Fund and the UBS Small Cap Value Fund may each enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Fund's total assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Fund's total assets.

Foreign currency futures contracts and options on foreign currency futures contracts are traded on boards of trade and futures exchanges. Buyers and sellers of foreign currency futures contracts are subject to the same risks which apply to the use of future contracts generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies, described above. Moreover, the ability to close out positions in such options is subject to the maintenance of a liquid secondary market. In order to reduce this risk, a Fund will not purchase or sell options on foreign currency options unless, in the opinion of the Fund's investment adviser, a sufficiently liquid secondary market exists so that the risks connected to such options transactions are not greater than the risks associated with the underlying foreign currency futures contract.

A Fund will only write covered options on foreign currency or foreign currency futures contracts. A put on a foreign currency or foreign currency futures contract written by the Fund will be considered covered if the Fund segregates cash, U.S. government securities or other liquid unencumbered securities, equal to the average exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the

B-14                                                   THE PARK AVENUE PORTFOLIO

Fund will be considered covered if the Fund owns short-term debt securities with a value equal to the face amount of the option contract denominated in the currency upon which the call is written.

A Fund will purchase an option on foreign currency as a hedge against fluctuations in exchange rates. However, should exchange rates move adversely to the Fund's position, the Fund may forfeit both the entire price of the option plus the related transaction costs.

Engaging in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. Therefore, entities (such as the Funds) which trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the NFA or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures or foreign options transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract or option is placed and the time it is liquidated, offset or exercised.

FOREIGN SECURITIES

The Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, S&P 500 Index, International, Emerging Markets, Bond, Low Duration Bond and High Yield Funds may invest in securities of domestic (U.S.) or foreign companies which are issued and settled overseas. Investing overseas involves different and additional investment risks from investing in the U.S. For example: (1) there may be less publicly available or less reliable information about foreign companies and such companies may be subject to less regulation and supervision than U.S. companies; (2) foreign stock exchanges and brokers may be subject to less governmental regulation than similar U.S. entities; (3) securities of foreign companies may be less liquid or more volatile than securities of U.S. companies; (4) foreign companies may not be subject to the same accounting, auditing examination and recordkeeping requirements which are imposed on U.S. companies; and (5) securities issued by foreign companies may be adversely affected by political or economic unrest, restrictions on the flow of international capital, taxes on income from sources in such countries, expropriation, nationalization, confiscatory taxation, investment or currency exchange controls, or other foreign governmental laws or restrictions applicable to the payment of such securities. In addition, the time period for settlement of transactions in foreign securities may be longer than the corresponding period for settlement of transactions in domestic securities. It may also be more difficult to obtain and enforce judgments against foreign entities.

FORWARD FOREIGN CURRENCY TRANSACTIONS

The foreign securities held by the Park Avenue, UBS Large Cap Value, Small Cap, UBS Small Cap Value, Asset Allocation, High Yield, International and Emerging Markets Funds, may be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may also enter into forward foreign currency exchange contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which a Fund holds or intends to purchase. Thus, a Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that (or a correlated) currency. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund will segregate cash, or liquid unencumbered securities in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts, marked-to-market daily.

A Fund will normally be expected to use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign

STATEMENT OF ADDITIONAL INFORMATION                                         B-15
currency involved in the underlying transaction. In this way, the Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund holds securities denominated in a foreign currency and anticipates a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the Funds may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund will realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Funds will depend on the ability of the Funds' investment advisers to accurately predict future currency exchange rates.

EXCHANGE-TRADED FUNDS

Each Fund may invest in exchange-traded funds ("ETFs"), which are investment portfolios that invest directly in underlying instruments. ETFs typically are index funds that seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. A Fund typically will invest in ETFs as a cash equitization tool when it has uninvested cash and there is a shortage of direct investments available.

Investments in ETFs are subject to the risk of investments in other investment companies. Investing in ETFs, as with other investment companies, involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the fund level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company's shares. In addition, investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent a Fund invests in ETFs that are professionally managed, its performance will also depend on the investment and research abilities of the ETFs investment manager.

MASTER LIMITED PARTNERSHIPS

Each Fund may, to the extent permitted by its investment objective, invest in master limited partnerships in oil, gas or mineral exploration or development programs, including pipelines. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments. No Fund intends to invest more than 5% of its assets in these investments.

REAL ESTATE INVESTMENT TRUSTS

Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Typically, a Fund will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties.

Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like

B-16                                                   THE PARK AVENUE PORTFOLIO
regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

REGULATORY RESTRICTIONS

To the extent required to comply with the 1940 Act and rules and interpretations thereunder, a Fund may not maintain open short positions in financial futures contracts, call options written on financial futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. When purchasing a financial futures contract or writing a put option on a financial futures contract, the Fund must segregate cash, cash-equivalents (including any margin) or other liquid, unencumbered securities equal to the market value of such contract. These cover and segregation requirements may limit the Fund's ability to pursue other investment opportunities.

In order to comply with the Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come with the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

OTHER

The Funds may alter their investment practices on a temporary or emergency basis when the Funds' investment advisers believe it is appropriate due to political, economic or other circumstances. All of the Funds may invest in cash or cash equivalents and repurchase agreements in these circumstances. In addition, the Park Avenue Fund and the Small Cap Fund may invest without limit in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper rated Prime-2 or higher by Moody's or A-2 or higher by Standard & Poor's. The International Fund and the Emerging Markets Fund may invest without limit in investment grade non-convertible preferred stock, debt obligations, foreign or U.S. government securities and domestic or foreign money market securities. The High Yield Fund may invest in investment grade securities. The UBS Large Cap Value Fund and the UBS Small Cap Value Fund may invest in short-term debt instruments of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies which may be denominated in any currency.

Securities of other investment companies may be acquired by a Fund to the extent that the purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the 1940 Act. Section 12(d)(1) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or its Investment Adviser. S&P has no obligation to take the needs of the Investment Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale

STATEMENT OF ADDITIONAL INFORMATION                                         B-17
of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds' Board of Trustees has adopted a policy for the Funds generally prohibiting the release of portfolio holdings information to any person except in limited circumstances or as required by law. Approximately 5 weeks following the end of each quarter, each Fund provides a listing of its 10 largest portfolio holdings, as well as other Fund information, on the Funds' website at www.guardianinvestor.com. Once posted on the website, this information is also available free of charge by calling 1-800-221-3253. In addition, the Funds file their complete portfolio holdings with the SEC on a semi-annual basis on Form N-CSR and within 60 days following the Funds' first and third fiscal quarters on Form N-Q. A link to each Fund's portfolio holdings information is accessible on the Fund's website. Portfolio holdings information is updated when the Fund files its next report on Form N-CSR or Form N-Q.

Portfolio holdings information may be provided pursuant to regulatory request or for other legitimate business purposes only with the prior authorization of the Chief Compliance Officer. The Fund's investment adviser, sub-advisers, transfer agent and custodian, financial printers, auditors, proxy voting service providers and pricing services, may be provided with the Fund's portfolio holdings information, only to the extent necessary to perform services under their agreements with the Fund. If a Fund's portfolio holdings are released pursuant to an arrangement with these parties or any other party, the Fund must have a legitimate business purpose for doing so, and neither the Fund nor its affiliates may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. In addition, the receiving party must sign a written confidentiality agreement that provides that the recipient may not: (1) disclose portfolio holdings information to third parties; (2) trade on such information; and (3) use such information for any purposes whatsoever other than for the purposes for which such information was furnished. The party receiving such information also must have procedures in place to prevent the disclosure or misuse of such information.

From time to time, a Fund may arrange to release portfolio holdings information to certain organizations following the filing of the Fund's most recent Form N-CSR or Form N-Q. The Funds have authorized State Street Bank and Trust Company, the Funds' custodian, to transmit a list of each Fund's portfolio holdings to the following independent statistical, rating and ranking organizations: Standard and Poor's Ratings Group, Lipper Inc., Morningstar and Thomson Financial. In addition, the following organizations may receive portfolio holdings information from time to time in advance of the filing of the Fund's Form N-CSR or Form N-Q, in order to perform services for the Funds:

     (1) State Street Bank and Trust Company, custodian

     (2) Ernst & Young LLP, independent registered public accounting firm

     (3) Institutional Shareholder Services, Inc., proxy voting service

     (4) FT Interactive Data, pricing service

     (5) Bowne & Co., Inc., financial printer

     (6) R.R. Donnelley & Sons, financial printer

     (7) Hewitt Associates, 401(k) plan administrator

If portfolio holdings information is to be released to these organizations or any other third party prior to the filing of the Fund's Form N-CSR or Form N-Q, the Fund must obtain a confidentiality agreement from that party prior to the release of such information, as described above. There is no lag time required prior to the release of such information to these organizations.
A Fund's portfolio holdings information may also be released to the Funds' Trustees and to the law firm representing the Disinterested Trustees, in conjunction with their review of the Fund's shareholder reports,

                                      B-18
                                                       THE PARK AVENUE PORTFOLIO
approximately 5-7 business days prior to publication of the reports. In addition, aggregated portfolio holdings information that does not specifically identify the Fund may be provided to certain parties for statistical analysis and research purposes.

Employees having access to non-public portfolio holdings information must acknowledge receipt of the Funds' policies and procedures with respect to disclosure of portfolio holdings information and to certify annually that they have (1) read the policies and procedures and (2) agree to comply with them. The policies and procedures of GIS provide that employees of GIS have a fiduciary duty not to trade on the basis of material nonpublic information and they may not disclose any material nonpublic information they possess. Information about portfolio holdings of the Guardian Funds and other clients must be kept strictly confidential. With limited exceptions, noted below, such information may not be disclosed to any person outside of Guardian. Portfolio holdings information may be shared with employees strictly on a "need-to-know" basis. Portfolio holdings information may be disclosed to service providers and rating agencies only in accordance with the Fund's policies and procedures with respect to disclosure of such information. Portfolio holdings information may be provided pursuant to regulatory request or for other legitimate business purposes with the prior approval of the Chief Compliance Officer. No compensation or other consideration may be received by GIS, its affiliates, or any other party in connection with disclosure of information regarding a Fund's portfolio holdings.

The Funds' policies and procedures with respect to the release of non-public portfolio holdings information are subject to periodic review by the Chief Compliance Officer, including a review with the Board of any conflicts of interest in the disclosures made in accordance with the policy and any exceptions granted under the policy. Exceptions to the policy may not be made, however, unless the Chief Compliance Officer, in consultation with the Board, determines that providing the portfolio holdings information is consistent with the best interests of shareholders.

INVESTMENT ADVISERS AND DISTRIBUTOR
Guardian Investor Services LLC ("GIS"). GIS is the investment adviser for each of the Funds (except the International Fund and the Emerging Markets Fund). GIS and the Portfolio have entered into a written investment advisory agreement which provides that GIS shall act as the applicable Funds' investment adviser, manage their investments and provide them with various services and facilities. With respect to the UBS Large Cap Value and UBS Small Cap Value Funds, GIS has, in turn, entered into an investment sub-advisory agreement with UBS Global Asset Management (Americas) Inc. ("UBS Global AM") appointing the latter as investment sub-adviser (see "UBS Global Asset Management (Americas) Inc." below). The investment advisory agreement will continue in full force and effect from year to year with respect to each Fund so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of that Fund, or by vote of the Board of Trustees of the Portfolio, including a majority of the Trustees who are not parties to the agreement or "interested persons" of the Portfolio or of GIS, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment and may be terminated with respect to any Fund without penalty at any time by either party upon 60 days' written notice. For purposes of calculating investment management fees, all shares of each Fund are treated as one class. Each Fund pays its investment management fee separately.

Under the terms of the investment advisory agreement, GIS provides or pays for certain of the Funds' administrative costs (except to the extent subject to the Administrative Services Agreement described below). Among the services and facilities provided or paid for by GIS are: office space; clerical staff and recordkeeping; and the services of all Fund personnel, including any fees and expenses of the Trustees who are affiliated with The Guardian Life Insurance Company of America ("Guardian Life"). All other costs and expenses are to be paid by the Funds that GIS advises.

The investment advisory agreement provides that neither GIS nor any of its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by GIS or the Funds in connection with the matters to which the investment advisory agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GIS or the Funds or from reckless disregard by GIS or any such person of the duties of GIS under the investment advisory agreement.

Guardian Life has registered and maintains the exclusive ownership interest of the following trademarks or service marks, as the case may be: "The Guardian Park Avenue Fund," "The Guardian Park Avenue Small Cap Fund," "The Guardian Investment Quality Bond Fund," "The Guardian Low Duration Bond Fund," "The Guardian High Yield Bond Fund," "The Guardian Tax-Exempt Fund," "The Guardian Cash Management Fund," "The Guardian Asset Allocation Fund," "The Guardian S&P 500 Index Fund," "The Guardian Baillie Gifford International Growth Fund," "The Guardian Baillie Gifford Emerging Markets Fund," "The Guardian UBS Large Cap Value" and "The Guardian UBS Small Cap Value Fund"; however, UBS Global AM, or its affiliated persons

STATEMENT OF ADDITIONAL INFORMATION

(as defined in the 1940 Act), owns all rights, title, and interest to (and remains the exclusive owner of) all intellectual property rights related to "UBS." If the investment advisory agreement is terminated with respect to any or all of the Funds and it is not replaced by an agreement with another affiliate of Guardian Life, any affected Fund's continued use of its name is subject to the approval of Guardian Life. If the investment sub-advisory agreement between GIS and UBS Global AM is transferred or assigned to an entity that is not an affiliated person of UBS Global AM or upon termination of such sub-advisory agreement with respect to the UBS Large Cap Value or UBS Small Cap Value Funds, GIS will cease to use "UBS" or any similar name, delete "UBS" from the name of such Fund, and take all further actions described in the sub-advisory agreement.

The investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

A service agreement between GIS and Guardian Life provides that the latter will furnish the office space, clerical staff, services and facilities which GIS needs to perform its duties under the investment advisory agreement. GIS's officers and other personnel are salaried employees of Guardian Life; they receive no compensation from GIS. GIS reimburses Guardian Life for its expenses under the separate agreement.

The following chart details the investment management fees paid to GIS by the Funds named during the periods noted. For the year ended December 31, 2003, the information provided for the UBS Large Cap Value Fund and the UBS Small Cap Value Fund reflects the period from February 3, 2003 (commencement of operations) to December 31, 2003. For the Low Duration Bond Fund, the information for 2003 reflects the period from July 30, 2003 (commencement of operations) to December 31, 2003.

                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            12/31/02      12/31/03      12/31/04
FUND NAME                                                  ----------    ----------    ----------
Park Avenue..............................................  $ 8,296,547   $ 6,410,892   $ 5,985,047
Small Cap................................................  $ 1,245,325   $ 1,198,953   $ 1,536,174
Asset Allocation.........................................  $ 1,231,249   $   995,215   $ 1,042,750
S&P 500 Index Fund.......................................  $   582,535   $   334,817   $   412,407
Bond.....................................................  $   937,539   $ 1,060,329   $   813,622
Tax-Exempt...............................................  $   589,782   $   457,919   $   451,623
Cash.....................................................  $ 3,374,553   $ 3,230,632   $ 2,517,297
High Yield...............................................  $   344,475   $   395,372   $   459,868
UBS Large Cap Value......................................          N/A   $   625,113   $   735,581
UBS Small Cap Value......................................          N/A   $   357,381   $   416,755
Low Duration Bond........................................          N/A   $    58,007   $   147,263

Guardian Baillie Gifford Limited ("GBG"). GBG is the investment adviser to the International Fund and the Emerging Markets Fund pursuant to an investment advisory agreement between GBG and the Portfolio. GBG was formed in November 1990 through a joint venture between GIAC, a wholly owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited ("BG Overseas"), which is wholly owned by Baillie Gifford & Co.

The agreement provides that GBG is responsible for the overall investment management of the International Fund and the Emerging Markets Fund. For purposes of calculating investment management fees, all shares of the Funds are treated as one class. The investment management fee is payable by each Fund separately. Under the terms of the agreement, GBG is responsible for all decisions to buy and sell securities for the Funds, furnishes the Board with recommendations with respect to the Funds' investment policies, provides the Board with regular reports pertaining to the implementation and performance of such policies, and maintains certain books and records as required by the 1940 Act and by any other applicable laws and regulations. GBG has, in turn, entered into a sub-investment advisory agreement with BG Overseas appointing the latter as sub-investment adviser and delegating to BG Overseas much of the day-to-day management responsibilities for the Funds' portfolios (see "Baillie Gifford Overseas Limited" below).

The agreement between GBG and the Portfolio will continue in full force and effect with respect to each Fund from year to year, provided its continuance is specifically approved at least annually by vote of a majority of the outstanding securities of the respective Funds, or by vote of the Board of Trustees of the Portfolio, including a majority of the Trustees who are not parties to the agreement or "interested persons" of the Portfolio or of GBG, cast in person at a meeting called for the purpose of voting on such continuance.

The agreement provides that neither GBG, nor any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with the matters to which the agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default,

                                      B-20
                                                       THE PARK AVENUE PORTFOLIO
bad faith, or gross negligence in the performance of its or his/her duties on behalf of a Fund or from reckless disregard by GBG or any such person of the duties of GBG under the agreement.

The agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The agreement may be terminated with respect to a Fund, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon its assignment. In addition, either party may terminate the agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas. Termination of the investment advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.

In the event that the agreement is terminated and unless it is replaced by another agreement between GIAC and BG Overseas or their affiliates, the continued use of the names "The Guardian Baillie Gifford International Growth Fund" and "The Guardian Baillie Gifford Emerging Markets Fund" is subject to the approval of both GIAC and BG Overseas.

The management fees paid by the International Fund to GBG for the years ended December 31, 2004, December 31, 2003 and December 31, 2002 were $412,825, $466,684 and $704,982, respectively. The management fees paid by the Emerging Markets Fund to GBG for the years ended December 31, 2004, December 31, 2003 and December 31, 2002 were $843,923, $555,220 and $486,573, respectively.

Baillie Gifford Overseas Limited. BG Overseas is the sub-investment adviser for the International and Emerging Markets Funds pursuant to a sub-investment advisory agreement with GBG. Pursuant to this sub-investment advisory agreement, BG Overseas manages the day-to-day operations of each Fund's portfolio. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by GBG. GBG continually monitors and evaluates the performance of BG Overseas.

The sub-investment advisory agreement will continue in full force and effect with respect to each Fund from year to year, provided its continuance is specifically approved at least annually (1) by the Board of Directors of GBG and
(2) by either (a) a majority of the outstanding securities of the respective Funds or (b) the Board of Trustees of the Portfolio, including approval by a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or "interested persons" of the Portfolio or of GBG, cast in person at a meeting called for the purpose of voting on such continuance.

The sub-investment advisory agreement provides that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by GBG or either Fund in connection with the matters to which the sub-investment advisory agreement relates, except for any loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GBG or the Funds or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the sub-investment advisory agreement.

The sub-investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the sub-investment advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The sub-investment advisory agreement may be terminated, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon its assignment. In addition, either party may terminate the sub-investment advisory agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas. Termination of the sub-investment advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.

Of the management fees that it receives under its investment advisory agreement with the International and Emerging Markets Funds, GBG pays 0.40% of the average daily net assets of the International Fund and 0.50% of the average daily net assets of the Emerging Markets Fund to BG Overseas as compensation for BG Overseas' services as the Funds' sub-investment adviser. For the years ended December 31, 2004, December 31, 2003 and December 31, 2002, BG Overseas received $206,413, $233,342 and $352,491, respectively, from GBG as compensation for its services to the International Fund. For the years ended December 31, 2004, December 31, 2003 and December 31, 2002, BG Overseas received $421,962, $277,610 and $243,287, respectively, from GBG as compensation for its services to the Emerging Markets Fund.

STATEMENT OF ADDITIONAL INFORMATION

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). UBS Global AM is the investment sub-adviser for the UBS Large Cap Value and UBS Small Cap Value Funds pursuant to a written investment sub-advisory agreement with GIS. Pursuant to this investment sub-advisory agreement and subject to the supervision and direction of the Portfolio's Board and GIS, and any written guidelines adopted by the Board or GIS and furnished to UBS Global AM, UBS Global AM will provide an investment management program for all or a designated portion of the assets of the two Funds, including investment research and discretionary management with respect to all securities and investments in the two Funds. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of each Fund's assets that UBS Global AM manages, subject to review by GIS. GIS continually monitors and evaluates the performance of UBS Global AM.

The investment sub-advisory agreement will continue in full force and effect with respect to each Fund for two years from its effective date and, thereafter if not terminated as to a certain Fund, will automatically renew and continue from year to year, provided its continuance is specifically approved at least annually (1) by a vote of the majority of the Trustees of the Portfolio who are not parties to the investment sub-advisory agreement or "interested persons" of GIS or UBS Global AM, cast in person at a meeting called for the purpose of voting on such continuance and (2) by either (a) a majority of the outstanding securities of the respective Funds or (b) the Board of Trustees of the Portfolio.

The investment sub-advisory agreement provides that neither UBS Global AM, nor any of its directors, officers, employees, agents, or affiliates shall be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by GIS in connection with the matters to which the investment sub-advisory agreement relates, except for any loss resulting from UBS Global AM's, or any of its directors', officers', employees', agents' (excluding any broker-dealer selected by UBS Global AM), or affiliates' willful misfeasance, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GIS or the Funds or from reckless disregard by UBS Global AM of its obligations and duties under the investment sub-advisory agreement.

The investment sub-advisory agreement includes a provision that if any 1940 Act requirement reflected in the investment sub-advisory agreement is made less restrictive by rule, regulation or order of the SEC, then any provision of the investment sub-advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The investment sub-advisory agreement may be terminated at any time, without penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to UBS Global AM. UBS Global AM may terminate the agreement at any time, without payment of any penalty, on 90 days' written notice to GIS. GIS, after providing prior written notice to UBS Global AM, may also immediately terminate the investment sub-advisory agreement, without penalty, in the event of (i) material breach by UBS Global AM of any of the representations and warranties set forth in a certain section of the agreement, or (ii) if, in the reasonable judgment of GIS, UBS Global AM becomes unable to discharge its duties and obligations under the investment sub-advisory contract. The investment sub-advisory agreement will terminate automatically upon its assignment (or upon termination of GIS' advisory agreement with the Portfolio as it relates to a respective Fund), except to the extent permitted under the investment sub-advisory agreement. Termination of the investment sub-advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.

Of the management fees that it receives under its investment advisory agreement with the UBS Large Cap Value and UBS Small Cap Value Funds, GIS pays to UBS Global AM as compensation for its services as the Funds' investment sub-adviser: (1) 0.43% of the average daily net assets of the UBS Large Cap Value Fund and (2) 0.60% of the average daily net assets of the UBS Small Cap Value Fund not exceeding $50 million and 0.55% of the average daily net assets of the UBS Small Cap Value Fund in excess of $50 million.

(See the Prospectus section entitled "Fund Management -- The Funds' Investment Advisers" for more information about the Portfolio's investment advisory agreements.)

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Portfolio has delegated the responsibility for voting proxies on behalf of the Funds to GIS, UBS Global AM and BG Overseas, respectively (each, a "Fund Adviser"), subject to the oversight of the Board. Pursuant to such delegation, each Fund Adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as Fund Adviser in accordance with the proxy voting policies and procedures of each such Fund Adviser. A description of those policies and procedures is attached as Appendix C to this SAI.

                                      B-22
                                                       THE PARK AVENUE PORTFOLIO

Information regarding how each Fund voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30, 2004 is available without charge upon request on the Funds' website, www.guardianinvestor.com or the Securities and Exchange Commission's website, www.sec.gov.

ASSUMPTION OF EXPENSES

From time to time and at their discretion, GIS or GBG may voluntarily assume some or all of the ordinary operating expenses of the Funds that they manage. For the year ending December 31, 2005, GIS is assuming ordinary operating expenses, excluding interest, that exceed 0.53% of average daily net assets of the S&P 500 Index Fund's Class A shares, 1.28% of the average daily net assets of the S&P 500 Index Fund's Class B and Class C shares, and 0.93% of the average daily net assets of the S&P 500 Index Fund's Class K shares, 0.85% of the Bond Fund's average daily net assets of the Bond Fund's Class A shares, 1.60% of the average daily net assets of the Bond Fund's Class B and Class C shares and 1.25% of the average daily net assets of the Bond Fund's Class K shares; 0.85% of the average daily net assets of the Cash Fund's Class A shares, 1.60% of the average daily net assets of the Cash Fund's Class B and Class C shares and 1.25% of the average daily net assets of the Cash Fund's Class K shares; 0.85% of the average daily net assets of the High Yield Fund's Class A shares, 1.60% of the average daily net assets of the High Yield Fund's Class B and Class C shares and 1.25% of the average daily net assets of the High Yield Fund's Class K shares; 0.85% of the average daily net assets of the Tax-Exempt Fund's Class A shares and 1.60% of the Tax-Exempt Fund's Class C shares, 0.80% of the average daily net assets of the Low Duration Bond Fund's Class A shares, 1.55% of the average daily net assets of the Low Duration Bond Fund's Class B and Class C shares and 1.20% of the average daily net assets of the Low Duration Bond Fund's Class K shares. When GIS ceases to subsidize these expenses, the expenses actually paid by these Funds will increase, so that returns to shareholders will decrease. GIS is also waiving, on an annual basis, 0.15% of the total advisory fee that it may charge to the Asset Allocation Fund. This waiver will remain in effect during any period when the Asset Allocation Fund is operated as a "fund of funds," as described in the Prospectus. Termination of this waiver is subject to the approval of the Portfolio's Board of Trustees.

The Administrative Services Agreement. GIS and the Portfolio have also entered into an Administrative Services Agreement on behalf of the Class A, Class B, Class C and Class K shares of each Fund pursuant to which GIS will provide information and administrative services for the benefit of the Portfolio and its shareholders. These services include providing office space, equipment and personnel, maintenance of shareholder account records, responding to routine shareholder inquiries regarding the Portfolio and assisting in the processing of shareholder transactions and any other services which the Portfolio may reasonably request. GIS may also enter into related agreements with other broker-dealers or other financial services firms that provide such services and facilities for their customers who are shareholders of the Portfolio. The Administrative Services Agreement may be terminated at any time by either party upon 60 days' written notice. The Agreement may not be assigned without the consent of the Portfolio. Any material amendments to the Agreement, including an increase in the amount of fees, must be approved by the Board of Trustees of the Portfolio. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Funds paid fees under the Administrative Services Agreement to GIS in the amounts set forth in the following table. For the year ended December 31, 2003, the fees paid by the UBS Large Cap Value Fund and the UBS Small Cap Value Fund are for the period from February 3, 2003 (commencement of operations) to December 31, 2003. For the Low Duration Bond Fund, the fees shown for 2003 are for the period from July 30, 2003 (commencement of operations) to December 31, 2003.

STATEMENT OF ADDITIONAL INFORMATION

ADMINISTRATIVE SERVICE FEES PAID BY THE FUNDS FOR THE YEARS ENDED DECEMBER 31, 2002, 2003, AND 2004

                                     CLASS A SHARES                             CLASS B SHARES(1)
                       ------------------------------------------   ------------------------------------------
                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
       NAME OF         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        FUND               2002           2003           2004           2002           2003           2004
       -------         ------------   ------------   ------------   ------------   ------------   ------------
Park Avenue..........   $2,905,480     $2,198,474     $2,099,001      $ 544,592      $ 407,455      $ 365,873
UBS Large Cap
  Value(2)...........           --     $   47,505     $   58,033      $      --      $  47,250      $  55,418
Small Cap............   $  331,490     $  316,193     $  408,758      $  49,123      $  46,978      $  55,921
UBS Small Cap
  Value(2)...........           --     $   22,714     $   28,517      $      --      $  22,393      $  25,627
Asset Allocation.....   $  347,530     $  275,158     $  283,586      $  90,950      $  73,210      $  76,983
S&P 500 Index........   $  526,538     $  276,788     $  336,569      $  22,362      $  24,166      $  31,119
International........   $  175,464     $  105,165     $   80,268      $  17,242      $  14,339      $  15,817
Emerging Markets.....   $   66,837     $   80,254     $  127,763      $  16,562      $  17,619      $  25,444
Bond.................   $  382,660     $  429,324     $  309,423      $  39,909      $  49,553      $  43,439
Low Duration(3)......           --     $    8,330     $   22,896      $      --      $   8,019      $  20,498
High Yield...........   $   84,550     $   98,837     $  117,907      $  20,430      $  22,932      $  24,810
Tax-Exempt...........   $  271,856     $  203,769     $  199,662      $      --      $      --      $      --
Cash.................   $1,602,047     $1,529,984     $1,186,614      $  41,871      $  40,439      $  25,443

                                     CLASS C SHARES                               CLASS K SHARES
                       ------------------------------------------   ------------------------------------------
                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                           2002           2003           2004           2002           2003           2004
                       ------------   ------------   ------------   ------------   ------------   ------------
Park Avenue..........    $  17,693      $  15,406      $  16,241      $  15,966      $  15,633      $  19,153
UBS Large Cap
  Value(2)...........    $      --      $  46,706      $  53,596      $      --      $  46,826      $  54,514
Small Cap............    $  15,929      $  16,799      $  21,207      $  18,566      $  19,681      $  26,172
UBS Small Cap
  Value(2)...........    $      --      $  22,088      $  24,622      $      --      $  22,150      $  25,423
Asset Allocation.....    $  18,198      $  17,297      $  19,834      $  16,879      $  17,110      $  20,655
S&P 500 Index........    $  17,552      $  17,818      $  23,131      $  16,084      $  16,045      $  21,588
International........    $  12,412      $  11,710      $  14,457      $  15,189      $  14,625      $  18,465
Emerging Markets.....    $  17,184      $  18,350      $  25,947      $  21,060      $  22,583      $  31,826
Bond.................    $  24,324      $  27,483      $  28,189      $  21,877      $  23,804      $  25,759
Low Duration(3)......    $      --      $   7,953      $  19,329      $      --      $   7,923      $  19,090
High Yield...........    $  18,989      $  21,207      $  23,925      $  19,562      $  21,762      $  24,970
Tax-Exempt(4)........    $  23,035      $  25,191      $  26,150      $      --      $      --      $      --
Cash.................    $  22,492      $  22,950      $  21,850      $  20,865      $  21,943      $  24,741

(1) The Tax-Exempt Fund does not offer Class B shares.
(2) The UBS Large Cap Value Fund and UBS Small Cap Value Fund commenced operations on February 3, 2003.
(3) The Low Duration Bond Fund commenced operations on July 30, 2003.
(4) The Tax-Exempt Fund does not offer Class K shares.

Underwriting Agreement. The Portfolio has also entered into an underwriting agreement with GIS, 7 Hanover Square, New York, NY 10004, which, together with a distribution plan and agreement pursuant to Rule 12b-1 under the 1940 Act (see below), governs the sale and distribution of Fund shares and payment of commissions to GIS. Shares are offered continuously; however, the Portfolio reserves the right to cease the offer of any Fund's shares at any time, subject to applicable laws, rules and regulations. The underwriting agreement shall remain in full force and effect from year to year so long as its continuance is approved at least annually by the Board of Trustees of the Portfolio, including a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to any or all of the Funds at any time by either party on not less than 30 nor more than 60 days' written notice. Termination of the underwriting agreement with respect to one Fund will not affect its validity with respect to any other Fund. The agreement also provides that the Portfolio shall indemnify GIS and persons in control of GIS with respect to certain liabilities, including liabilities arising under the Securities Act of 1933. Shares of each Fund may be purchased through Guardian Life agents who are registered representatives and licensed by GIS to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with GIS. GIS

B-24                                                   THE PARK AVENUE PORTFOLIO
may reallow up to 100% of any sales charge on shares sold by dealers with whom it has sales agreements. Broker-dealers with which GIS has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer. Processing or service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Consult your financial adviser or broker-dealer regarding any processing or service fees you may be charged.

Sales Charges -- Class A Shares. GIS received sales charges with respect to Class A shares in the following amounts during the periods indicated:

                                                               SALES CHARGES        CONTINGENT
                                         TOTAL FRONT-END   RETAINED BY GIS AFTER     DEFERRED
              FISCAL YEAR                 SALES CHARGES     DEALER CONCESSIONS     SALES CHARGES
              -----------                ---------------   ---------------------   -------------
2004 ..................................      $42,881              $     0             $19,242
2003 ..................................      $51,467              $     0             $44,519
2002 ..................................      $57,448              $     0             $200,123

Contingent Deferred Sales Charges -- Class A Shares. As discussed in the Prospectus, contingent deferred sales charges ("CDSCs") apply to purchases of $1 million or more if the shares are sold within 18 months of purchase. For the years ended December 31, 2002, 2003 and 2004, GIS received the following CDSCs with respect to redemptions of Class A shares of the Funds that offer Class A shares.

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          2002           2003           2004
                                                      ------------   ------------   ------------
Park Avenue.........................................     $15,378        $ 2,151        $    80
Small Cap...........................................     $ 2,561        $     0        $     0
S&P 500 Index.......................................     $     0        $     0        $19,162
Asset Allocation....................................     $ 4,498        $ 9,681        $     0
International.......................................     $60,986        $ 8,848        $     0
Emerging Markets....................................     $ 4,708        $ 8,009        $     0
Bond................................................     $63,038        $ 2,038        $     0
High Yield Bond.....................................     $     0        $12,796        $     0
Tax-Exempt..........................................     $38,033        $   996        $     0
Cash................................................     $10,921        $     0        $     0
UBS Large Cap Value(1)..............................     $    --        $     0        $     0
UBS Small Cap Value(1)..............................     $    --        $     0        $     0
Low Duration Bond(1)................................     $    --        $     0        $     0

Contingent Deferred Sales Charges -- Class B Shares. As discussed in the Prospectus, Class B shares redeemed within six years of purchase generally are subject to a CDSC subject to waivers described in the Prospectus. For the years ended December 31, 2002, 2003 and 2004, GIS received the following CDSCs with respect to redemptions of Class B shares of the Funds that offer Class B shares.

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                        FUND                              2002           2003           2004
                        ----                          ------------   ------------   ------------
Park Avenue.........................................    $638,179      $  253,634      $162,654
Small Cap...........................................    $ 52,469      $   24,236      $ 11,295
S&P 500 Index.......................................    $  8,575      $    7,219      $  9,107
Asset Allocation....................................    $ 88,791      $   40,752      $ 35,123
International.......................................    $ 14,324      $    4,307      $  5,744
Emerging Markets....................................    $  2,929      $   17,299      $  3,643
Bond................................................    $ 12,531      $   11,547      $ 18,710
High Yield..........................................    $  7,129      $    5,013      $  6,873
Cash................................................    $178,876      $   74,587      $ 21,958
UBS Large Cap Value(1)..............................    $     --      $        0      $  1,354
UBS Small Cap Value(1)..............................    $     --      $        0      $  1,391
Low Duration Bond(1)................................    $     --      $        0      $    646

Contingent Deferred Sales Charges -- Class C Shares. Class C shares redeemed within one year of purchase generally are subject to a CDSC subject to waivers described in the Prospectus. For the years ended

STATEMENT OF ADDITIONAL INFORMATION                                         B-25

December 31, 2002, December 31, 2003 and December 31, 2004, GIS received the following CDSCs with respect to redemptions of Class C shares of the Funds.

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                        FUND                              2002         2003(1)          2004
                        ----                          ------------   ------------   ------------
Park Avenue.........................................     $3,348         $  874         $  380
Small Cap...........................................     $  133         $  118         $  294
S&P 500 Index.......................................     $1,389         $  586         $1,897
Asset Allocation....................................     $  329         $1,009         $   22
International.......................................     $3,236         $   70         $    3
Emerging Markets....................................     $  397         $   94         $  147
Bond................................................     $   10         $2,733         $  645
High Yield..........................................     $   25         $  777         $  769
Tax-Exempt..........................................     $    0         $  279         $1,103
Cash................................................     $   21         $2,509         $4,112
UBS Large Cap Value.................................     $   --         $    0         $    0
UBS Small Cap Value.................................     $   --         $    0         $    0
Low Duration Bond...................................     $   --         $    0         $    0

Contingent Deferred Sales Charges -- Class K Shares. Class K shares redeemed within 18 months of purchase generally are subject to a CDSC subject to waivers described in the Prospectus. For the years ended December 31, 2003 and December 31, 2004, GIS received the following CDSC's with respect to redemptions of Class K shares of the Funds.

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                            FUND                                  2003           2004
                            ----                              ------------   ------------
Park Avenue.................................................     $   --         $  154
Small Cap...................................................     $   --         $   71
S&P 500 Index...............................................     $    6         $   56
Asset Allocation............................................     $    4         $   35
International...............................................     $    4         $   41
Emerging Markets............................................     $   --         $  468
Bond........................................................     $    6         $  198
High Yield..................................................     $   --         $    2
Tax-Exempt..................................................     $   --         $   --
Cash........................................................     $2,378         $  739
UBS Large Cap Value.........................................     $   --         $   35
UBS Small Cap Value.........................................     $   --         $  322
Low Duration Bond...........................................     $   --         $   --

    (1) The UBS Large Cap Value Fund and the UBS Small Cap Value Fund commenced operations on February 3, 2003. The Low Duration Bond Fund commenced operations on July 30, 2003.

Distribution Plans Pursuant to Rule 12b-1 and Distribution Agreements. Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"), each Fund that issues Class B shares is authorized to pay a monthly 12b-1 fee at an annual rate of 0.75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

The Portfolio has also adopted a 12b-1 Plan on behalf of each Fund that offers Class C shares. Under that 12b-1 Plan, each Fund is authorized to pay a monthly 12b-1 fee at an annual rate of 0.75% of the average daily net assets of its Class C shares as compensation for distribution-related services provided to the Funds' Class C shares.

The Portfolio has also adopted a 12b-1 Plan on behalf of each Fund that offers Class K shares. Under that 12b-1 Plan, each Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to 0.40% of the average daily net assets of its Class K shares as compensation for distribution-related services provided to the Class K shares of those Funds.

The 12b-1 fees may be paid by the Funds to third parties, including GIS, that enter into Distribution Agreements with the Portfolio or with GIS as underwriter of the Portfolio's shares. Under the 12b-1 Plans, distribution fees may be used to compensate brokers and dealers who engage in or support the distribution of the Class B, Class C and Class K shares. The 12b-1 Plans may enhance the Funds' ability to grow and maintain their asset

B-26                                                   THE PARK AVENUE PORTFOLIO
levels to provide operational efficiencies and economies of scale. The 12b-1 fees may also be used to pay other distribution-related expenses incurred, such as communications equipment charges, printing prospectuses, statements of additional information and reports for prospective investors, the costs of printing sales literature and advertising materials, training and educating sales personnel and other overhead. The 12b-1 Plans, in conjunction with the CDSC, permit an investor to purchase Class B, Class C and Class K shares through a distributor without the imposition of an initial sales load. The Portfolio does not participate in joint distribution activities with any other investment company.

In order to effect each 12b-1 Plan, the Portfolio, on behalf of the Funds, has entered into a Distribution Agreement with GIS relating to Class B, Class C and Class K shares. GIS is compensated by the fees it receives under the 12b-1 Plans and is not paid any additional amounts under the Distribution Agreements. GIS intends to use these fees to pay for distribution-related expenses for Class B, Class C and Class K shareholders and payments to registered representatives for the sale of Class B, Class C and Class K shares. GIS also intends to use the 12b-1 fees to advance payments of up to 3.0% of the proceeds of sales of Class B, Class C and Class K shares to its registered representatives and other authorized broker-dealers.

GIS absorbs its distribution and service expenses that exceed the amount of 12b-1 fees collected. No Fund is obligated to reimburse GIS for such excess expenses, and GIS will not carry one year's deficiency to a subsequent year in order to recover such deficiency from the subsequent year's fee. Similarly, if a 12b-1 Plan or Distribution Agreement, as either pertains to a Fund, is terminated or not renewed, any expenses incurred by GIS on behalf of such Fund which are in excess of fees which GIS has received or accrued shall be absorbed by GIS. Conversely, if GIS's expenditures for a Fund under a 12b-1 Plan are less than the amount collected, GIS is entitled to retain the excess. However, the Trustees are authorized to negotiate changes to the 12b-1 Plans, such as a fee reduction or increased services, if the fee paid by a Fund in a particular year exceeds the covered expenses. Alternatively, the Trustees may find such excess justifiable under the circumstances.

Each 12b-1 Plan specifically provides that while it is in effect, the selection and nomination of the Trustees who are not "interested persons" of the Portfolio, as that term is defined in the 1940 Act, shall be made solely at the discretion of the Trustees who are not interested persons of the Portfolio.

The fees to be paid by a Fund under each 12b-1 Plan may not be amended in a material way without approval by vote of: (1) a majority of the Trustees; (2) a majority of the Trustees who are not "interested persons" of the Portfolio and have no direct or indirect financial interest in the operation of the 12b-1 Plan or related agreements ("Independent Trustees"); and (3) a majority of such Fund's outstanding voting securities, as defined by the 1940 Act.

The 12b-1 Plans will continue from year-to-year for each Fund if such continuance is specifically approved by vote of the Board, and by vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1 Plans.

The 12b-1 Plans may be terminated with respect to the Portfolio or a Fund at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of that Fund's outstanding voting securities.

For the period from January 1, 2004 to December 31, 2004, the Class B shares of the Funds that offer Class B shares paid fees under the Rule 12b-1 Plan to GIS as set forth in the following table. The table details the amount that the Class B shares of each Fund paid to GIS and how GIS used that money to promote sales and provide customer service during this period.

STATEMENT OF ADDITIONAL INFORMATION                                         B-27

              RULE 12b-1 FEES PAID BY CLASS B SHARES OF THE FUNDS
       AND EXPENDITURES BY GIS FROM JANUARY 1, 2004 TO DECEMBER 31, 2004

                                                                   COMPEN-
                                                                  SATION TO
                                                    PRINTING       UNDER-
                                                  AND MAILING     WRITERS,                   INTEREST,
                                                  PROSPECTUSES     BROKER-                    CARRYING
                       12B-1 FEES    MARKETING         TO        DEALERS AND                  OR OTHER     AMOUNTS
        FUND            PAID TO         AND       PROSPECTIVE       SALES         TRAIL      FINANCING     RETAINED
        NAME              GIS       ADVERTISING    INVESTORS      PERSONNEL    COMMISSIONS     CHARGE       BY GIS
        ----           ----------   -----------   ------------   -----------   -----------   ---------     --------
Park Avenue..........  $1,097,618     $100,251      $36,891        $604,521    $  719,909    $       --   $       --
UBS Large Cap
  Value..............  $  166,255     $ 13,710      $ 5,090        $ 79,498    $    3,885    $       --   $       --
Small Cap............  $  167,762     $ 14,215      $ 5,250        $106,139    $   97,646    $       --   $       --
UBS Small Cap
  Value..............  $   76,881     $  6,375      $ 2,364        $ 35,862    $    2,202    $       --   $       --
Asset Allocation.....  $  230,948     $ 20,241      $ 7,467        $125,505    $  140,872    $       --   $       --
S&P 500 Index........  $   93,356     $  7,615      $ 2,824        $ 59,298    $   30,898    $       --   $       --
International........  $   47,452     $  4,094      $ 1,511        $ 24,179    $   23,053    $       --   $       --
Emerging Markets.....  $   76,333     $  6,138      $ 2,274        $ 45,219    $   11,706    $       --   $       --
Bond.................  $  130,318     $ 11,477      $ 4,241        $ 71,024    $   35,467    $       --   $       --
Low Duration Bond....  $   61,492     $  5,009      $ 1,863        $ 31,649    $    3,144    $       --   $       --
High Yield...........  $   74,429     $  6,252      $ 2,317        $ 37,660    $   11,259    $       --   $       --
Cash.................  $   76,330     $  7,529      $ 2,764        $ 42,852    $   48,184    $       --   $       --

For the period from January 1, 2004 to December 31, 2004, the Class C shares of the Funds paid fees under the Rule 12b-1 Plan to GIS as set forth in the following table. The table details the amount that the Class C shares of each Fund paid to GIS and how GIS used that money to promote sales and provide customer service during this period.

                 12b-1 FEES PAID BY CLASS C SHARES OF THE FUNDS
       AND EXPENDITURES BY GIS FROM JANUARY 1, 2004 TO DECEMBER 31, 2004

                                                                   COMPEN-
                                                                  SATION TO
                                                    PRINTING       UNDER-
                                                  AND MAILING     WRITERS,                   INTEREST,
                                                  PROSPECTUSES     BROKER-                   CARRYING
                       12B-1 FEES    MARKETING         TO        DEALERS AND                 OR OTHER   AMOUNTS
        FUND            PAID TO         AND       PROSPECTIVE       SALES         TRAIL      FINANCING  RETAINED
        NAME              GIS       ADVERTISING    INVESTORS      PERSONNEL    COMMISSIONS    CHARGE     BY GIS
        ----           ----------   -----------   ------------   -----------   -----------   ---------  --------
Park Avenue..........   $48,724        $4,179        $1,539          $24,835     $20,173            -$-      -$-
UBS Large Cap
  Value..............   $160,787       $13,367       $4,960          $72,162     $    8             -$-      -$-
Small Cap............   $63,620        $5,147        $1,909          $34,091     $5,089             -$-      -$-
UBS Small Cap
  Value..............   $73,867        $6,210        $2,307          $33,285     $  157             -$-      -$-
Asset Allocation.....   $59,502        $4,961        $1,838          $28,406     $9,594             -$-      -$-
S&P 500 Index........   $69,392        $5,708        $2,115          $44,140     $13,177            -$-      -$-
International........   $43,371        $3,551        $1,316          $21,859     $  855             -$-      -$-
Emerging Markets.....   $77,840        $6,242        $2,315          $39,209     $2,649             -$-      -$-
Bond.................   $84,568        $7,137        $2,646          $38,615     $7,820             -$-      -$-
Low Duration Bond....   $57,987        $4,862        $1,804          $27,608     $  139             -$-      -$-
High Yield...........   $71,776        $5,902        $2,191          $32,475     $  756             -$-      -$-
Tax Exempt...........   $78,449        $6,621        $2,453          $36,042     $1,849             -$-      -$-
Cash.................   $65,551        $5,628        $2,084          $29,827     $2,542             -$-      -$-

B-28                                                   THE PARK AVENUE PORTFOLIO

For the period from January 1, 2004 to December 31, 2004, the Class K shares of the Funds paid fees under the Rule 12b-1 Plan to GIS as set forth in the following table. The table details the amount that the Class K shares of each Fund paid to GIS and how GIS used that money to promote sales and provide customer service during this period.

                 12b-1 FEES PAID BY CLASS K SHARES OF THE FUNDS
       AND EXPENDITURES BY GIS FROM JANUARY 1, 2004 TO DECEMBER 31, 2004

                                                                   COMPEN-
                                                                  SATION TO
                                                    PRINTING       UNDER-
                                                  AND MAILING     WRITERS,                   INTEREST,
                                                  PROSPECTUSES     BROKER-                   CARRYING
                       12B-1 FEES    MARKETING         TO        DEALERS AND                 OR OTHER   AMOUNTS
        FUND            PAID TO         AND       PROSPECTIVE       SALES         TRAIL      FINANCING  RETAINED
        NAME              GIS       ADVERTISING    INVESTORS      PERSONNEL    COMMISSIONS    CHARGE     BY GIS
        ----           ----------   -----------   ------------   -----------   -----------   ---------  --------
Park Avenue..........    $30,644       $4,665        $1,731          $49,230     $  839             -$-      -$-
UBS Large Cap
  Value..............    $87,223       $13,515       $5,017          $84,557     $   --             -$-      -$-
Small Cap............    $41,876       $6,315        $2,341          $52,648     $1,015             -$-      -$-
UBS Small Cap
  Value..............    $40,677       $6,280        $2,331          $44,416     $   --             -$-      -$-
Asset Allocation.....    $33,048       $5,042        $1,870          $40,583     $  499             -$-      -$-
S&P 500 Index........    $34,541       $5,060        $1,882          $61,877     $  780             -$-      -$-
International........    $29,545       $4,475        $1,661          $36,434     $   95             -$-      -$-
Emerging Markets.....    $50,922       $7,693        $2,850          $52,395     $  360             -$-      -$-
Bond.................    $41,215       $6,355        $2,360          $51,514     $  498             -$-      -$-
Low Duration Bond....    $30,545       $4,819        $1,787          $25,503     $   25             -$-      -$-
High Yield...........    $39,953       $6,107        $2,270          $39,415     $  101             -$-      -$-
Cash.................    $39,586       $5,941        $2,215          $53,225     $  649             -$-      -$-

The Portfolio has also entered into a Distribution Plan with GIS on behalf of the Class A shares. This Plan was made dormant by the Board as of May 1, 1996 and no 12b-1 fees are currently authorized to be paid in connection with sales of Class A shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE
GIS currently serves as investment adviser to several Guardian-sponsored mutual funds, serves as manager of one other mutual fund and is the co-adviser of a separate account established by its corporate parent, GIAC. GBG and BG Overseas currently serve as investment adviser and sub-investment adviser, respectively, to two series of one other Guardian-sponsored mutual fund. UBS Global AM currently serves as investment sub-adviser to two series of one other Guardian-sponsored mutual fund. In the future, each of GIS, GBG, BG Overseas or UBS Global AM (collectively, the "Advisers") may act as investment advisers to other Guardian-sponsored mutual funds or GIAC separate accounts. At times, concurrent investment decisions may be made to purchase or sell the same investment security on behalf of the Funds and one or more of the other clients advised by the Advisers. Each Adviser will attempt to allocate purchase and sale transactions among the Funds and such other clients over a period of time on a fair and equitable basis relative to each account, which may or may not be beneficial to the Funds. The Advisers are each registered with the SEC as investment advisers. GIS is also registered with the SEC and the National Association of Securities Dealer, Inc. as a broker-dealer.

The Advisers have no formula for the distribution of brokerage business when placing orders for the purchase and sale of portfolio securities. For over-the-counter transactions, the Advisers attempt to deal with a primary market maker unless they believe better prices and execution are available elsewhere. In allocating portfolio transactions among brokers, the Advisers give consideration to brokers whom they believe can obtain the best net result in terms of price and execution of orders and to brokers who furnish research and brokerage services proprietary to that firm. A broker-dealer's promotional or sales efforts on behalf of the Funds may not be considered in making portfolio securities transaction decisions. The Advisers are authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if they consider that such commissions they pay for brokerage or research services are appropriate and reasonable for the services rendered. The research services and statistical data which the Advisers receive in connection with the Funds' portfolio transactions may be used by the Advisers to benefit other clients and will not necessarily be used in connection with the Funds. Examples of such brokerage or research services include furnishing written or oral research reports regarding the economy, industries, political developments, securities, pricing and appraisal

STATEMENT OF ADDITIONAL INFORMATION                                         B-29
services, credit analyses, risk analyses and other analyses and effecting trades and performing functions incidental to securities transactions (such as clearance, settlement and custody). The Advisers are of the opinion that since the research material must be reviewed and analyzed by the Adviser's staff, its receipt and use of such material does not tend to reduce expenses, but may be beneficial to the Funds by supplementing the Adviser's research and analysis. Any investment advisory or other fees paid by a Fund to an Adviser are not reduced as a result of the Adviser's receipt of research services.

If the Advisers receive a service from a broker that has both a research and non-research use, the Adviser will make a good faith allocation between the research and non-research uses of the service. The portion of the service that has a research purpose may be paid for with Fund commissions, and the portion of the service that has a non-research purpose will be paid for by the Adviser with its own funds. Although the Advisers face a potential conflict of interest in making this good faith allocation, the Advisers believe that the allocation procedures are designed to ensure that the anticipated use of such services is appropriately allocated. The Advisers do not participate in commissions paid by the Funds to other brokers or dealers and do not knowingly receive any reciprocal business directly or indirectly as a result of such commissions. While the Advisers will be primarily responsible for placing orders for the purchase and sale of portfolio securities, the policies and practices will be subject to review by the Board of Trustees. The following chart details brokerage commissions paid by the Funds during the years ended December 31, 2002, 2003 and 2004. The information shown for 2003 for the UBS Large Cap Value Fund and the UBS Small Cap Value Fund reflects the period from February 3, 2003 (commencement of operations) to December 31, 2003.

  BROKERAGE COMMISSIONS PAID BY THE FUNDS COMPRISING THE PARK AVENUE PORTFOLIO

                                              COMMISSIONS    COMMISSIONS    COMMISSIONS
                                                  PAID           PAID           PAID
                                               DURING THE     DURING THE     DURING THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                    FUND                          2002           2003           2004
                    ----                      ------------   ------------   ------------
Park Avenue Fund............................   $3,383,645     $2,864,752     $2,674,795
Small Cap Fund..............................   $  773,082     $1,000,043     $1,247,635
Asset Allocation Fund.......................   $   51,596     $   32,993     $   12,608
S&P 500 Index Fund..........................   $   80,438     $   17,524     $    7,698
International Fund..........................   $  114,190     $   89,738     $   36,561
Emerging Markets Fund.......................   $  245,304     $  210,639     $  301,416
UBS Large Cap Value Fund....................          N/A     $  202,514     $   78,018
UBS Small Cap Value Fund....................          N/A     $  348,918     $  101,831

The Cash Fund, Low Duration Bond Fund, Bond Fund, High Yield Fund and Tax-Exempt Fund primarily purchase securities in principal transactions at net prices. None of these Funds paid separate brokerage commissions during the time periods covered by the foregoing chart.

In any particular year, market conditions could necessitate portfolio activity which results in high or low turnover rates. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Fund's securities during a fiscal year by the average monthly value of the Fund's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Turnover rates may be affected by factors such as purchase and redemption requirements and market volatility, and may vary greatly from time to time. The portfolio turnover rate of a Fund may be higher during its early history. Increased portfolio turnover will not necessarily indicate a variation from a Fund's stated investment policies, but may result in greater brokerage commissions and, consequently, higher expenses. The following chart shows each Fund's portfolio turnover rate during the time periods noted. The information shown for 2003 for the UBS Large Cap Value Fund and the UBS Small Cap Value Fund reflects the period from February 3, 2003 (commencement of operations) to December 31, 2003. For the Low Duration Bond Fund, the information for 2003 reflects the period from July 30, 2003 (commencement of operations) to December 31, 2003.

B-30                                                   THE PARK AVENUE PORTFOLIO

                            PORTFOLIO TURNOVER RATES

                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    TURNOVER       TURNOVER       TURNOVER
                                                  RATE FOR THE   RATE FOR THE   RATE FOR THE
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                     FUND*                            2002           2003           2004
                     -----                        ------------   ------------   ------------
Park Avenue Fund................................           60%            74%            75%
Small Cap Fund..................................          108%           105%           127%
Asset Allocation Fund...........................            4%             0%             0%
S&P 500 Index Fund..............................           10%             4%             1%
International Fund..............................           45%            44%            24%
Emerging Markets Fund...........................           81%            74%            71%
Bond Fund.......................................          275%           257%           233%
High Yield Fund.................................           69%           153%            95%
Tax-Exempt Fund.................................           99%            68%           161%
UBS Large Cap Value Fund........................            --            45%            32%
UBS Small Cap Value Fund........................            --            94%            53%
Low Duration Bond Fund..........................            --            97%            68%

* The Cash Fund's portfolio turnover rate is not meaningful since, by its nature, a money market mutual fund that invests in short-term instruments will turn its portfolio over several times during the course of a year.

NET ASSET VALUE
Each Fund's NAV is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange ("NYSE") on each day on which the NYSE is open for business. The NAV is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

The Cash Fund. Securities held by the Cash Fund are valued at their amortized cost. Amortized cost is acquisition cost as adjusted for amortization of any discount or premium at a constant daily rate to maturity. This method provides certainty in valuation, but may result in valuations that are higher or lower than the price which would be received if an instrument was sold prior to its maturity because neither unrealized gains nor unrealized losses are accounted for.

The Cash Fund's use of amortized cost and the maintenance of the Cash Fund's net asset value at $1.00 per share is based on its election to value its portfolio in accordance with the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Cash Fund must: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase U.S. dollar-denominated instruments having remaining maturities of thirteen months or less; and invest only in securities that are determined to present minimal credit risks and that are eligible for investment under the rule. Eligible securities are securities rated within the two highest rating categories assigned by the requisite number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, deemed to be of comparable quality by GIS, the Cash Fund's investment adviser, in accordance with guidelines adopted by the Board of Trustees.

The aforementioned guidelines were adopted by the Board of Trustees and are designed to stabilize the Cash Fund's NAV at $1.00, taking into account current market conditions and the Fund's investment objective. These guidelines mandate periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a NAV based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

In the event of a deviation of over one half of 1% between the Cash Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. Action will also be taken to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the Cash Fund's NAV based upon market values and amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding or paying dividends or distributions, or using a market value NAV.

STATEMENT OF ADDITIONAL INFORMATION                                         B-31

The Board will also take such action as it deems appropriate if securities held by the Cash Fund are downgraded, go into default, become ineligible for investment under Rule 2a-7, or come to present greater than minimal credit risks. In the event that securities accounting for 1/4 of 1% or more of the Cash Fund's total assets default in a material way that is related to the issuer's financial condition, the SEC will be notified and advised of the actions to be taken in response to the situation.

Since dividends from net investment income and from net realized and unrealized gains will be accrued daily and paid monthly, the net asset value per share will ordinarily remain at $1.00, but the Cash Fund's daily dividends will vary in amount, and there may be days when there will be no dividend. If net realized or unrealized losses on any day exceeds interest income, less expenses, the net asset value per share on that day might decline.

International Investing. The calculation of the NAV of the International Fund and the Emerging Markets Fund, and other Funds to the extent they invest in foreign markets, may not occur contemporaneously with the determination of the value of those Funds' portfolios because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business. Hence, it is possible that the value of the Funds' assets may change significantly on days when the Funds' shares are not valued. The foregoing also applies to any holdings of foreign securities by the other Funds which are authorized to make such investments.

Securities Valuations. Securities that are listed or traded on any U.S. or foreign securities exchange are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Where a security is traded on more than one exchange or system, the security is valued on the exchange or system on which it is principally traded unless it was not traded on that exchange or system on the date in question. In such cases, the applicable valuation price of the security on other exchanges or systems shall be used. Securities traded both on an exchange and in the over-the counter markets will be valued according to the broadest and most representative market. Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). The use of a Service to ascertain values has been approved by the Portfolio's Board of Trustees. Debt securities for which quoted bid prices, in the judgment of a Service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained by the Service from dealers in such securities) except for the Tax-Exempt Fund, which values such securities at the mean between the bid and the asked prices obtained by the Service from dealers in such securities. Other debt securities that are valued by the Service are carried at estimated market value as determined by the Service, based on methods which include consideration of: yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Funds' Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Funds' Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee will receive a valuation recommendation and information about any security requiring fair value pricing from the investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Funds' Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a "significant event." A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting. Repurchase agreements are carried at cost which approximates market value. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade. Conversions to U.S. dollar values occur in connection with each calculation of net asset value per share for Funds investing in foreign securities denominated in foreign currencies.

REDEMPTION OF SHARES
Boston Financial Data Services, the Portfolio's shareholder servicing agent ("BFDS"), will typically pay redemption proceeds within three business days after it receives a proper redemption request. Redemptions will

B-32                                                   THE PARK AVENUE PORTFOLIO
generally be made in cash but may be made wholly or partly in readily marketable securities or other non-cash assets if the Board of Trustees should determine that orderly liquidation of a Fund's securities is impracticable or that payment wholly in cash would have a material adverse effect on the remaining shareholders. The redemption will be made at the NAV next determined after the redemption request is received in proper form. Redemptions may be delayed by up to 15 calendar days from the purchase date if payment for recent purchases has not cleared by the date we receive the redemption request. Shareholders are not permitted to elect whether the redemption will be made in cash or securities. The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, so it is committed to pay cash redemptions to each shareholder during any 90-day period up to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. Any portfolio securities paid or distributed in kind will be valued as described under "Net Asset Value" below. A subsequent sale of such securities would ordinarily require payment of brokerage commissions by the redeeming shareholders.

The right to redeem a Fund's shares may be suspended, or the payment date postponed, for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading on the NYSE is restricted for any reason; (3) an emergency exists, as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, as determined by the SEC under its rules and regulations; or (4) the SEC, by order, so permits suspension for the protection of shareholders of a Fund.

TRUSTEES AND OFFICERS
As a Massachusetts business trust, the Portfolio is managed by its Board of Trustees. The trustees meet regularly to review each Fund's investments, performance, expenses and other business affairs. The trustees also elect the Portfolio's officers. The Board currently consists of eight trustees, five of whom are not "interested persons" of the Portfolio within the meaning of the 1940 Act. These five trustees are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Portfolio to be recommended to the Board and has oversight responsibility for the integrity of the Portfolio's financial reporting process and internal controls regarding finance and accounting. The Audit Committee is also responsible for monitoring the independence and performance of the Portfolio's independent accountants. The Trustees have adopted a written charter for the Committee. During the year ended December 31, 2004, the Audit Committee met five times. The Nominating and Governance Committee is responsible for recommending to the Board those persons to be nominated for election as Independent Trustees and oversees the administration of the Funds' Governance Procedures and Guidelines. The Portfolio does not hold regular annual meetings of shareholders, but may from time to time schedule special meetings. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) in writing to the Secretary of the Portfolio. Such submission should include information about the candidate that would be required to be included in a proxy statement. During the year ended December 31, 2004, the Nominating and Governance Committee met four times.

The trustees and officers of the Portfolio are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each trustee and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is comprised of (1) the Portfolio, (2) The Guardian Cash Fund, Inc., (3) The Guardian Variable Contract Funds, Inc. (a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC Low Duration Bond Fund, The Guardian VC High Yield Bond Fund, The Guardian VC 500 Index Fund, The Guardian VC UBS Large Cap Value Fund, and The Guardian VC UBS Small Cap Value Fund), (4) The Guardian Bond Fund, Inc. and (5) GIAC Funds, Inc. (a series fund consisting of Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund).

INTERESTED TRUSTEES*

---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF FUNDS
                                                                                               IN THE
                                POSITION   TERM OF OFFICE                                  GUARDIAN FUND
      NAME, ADDRESS AND           WITH     AND LENGTH OF       PRINCIPAL OCCUPATIONS      COMPLEX OVERSEEN       OTHER
        DATE OF BIRTH           PORTFOLIO   TIME SERVED+        DURING PAST 5 YEARS          BY TRUSTEE      DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
 Arthur V. Ferrara              Trustee    Since 1987      Retired. Director and former          25         Director of
 (8/12/30)                                                 Chairman of the Board and                        various mutual
                                                           Chief Executive Officer, The                     funds sponsored
                                                           Guardian Life Insurance                          by Gabelli
                                                           Company of America. Director                     Asset
                                                           (Trustee) of all of the                          Management.
                                                           mutual funds within the
                                                           Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF FUNDS
                                                                                               IN THE
                                POSITION   TERM OF OFFICE                                  GUARDIAN FUND
      NAME, ADDRESS AND           WITH     AND LENGTH OF       PRINCIPAL OCCUPATIONS      COMPLEX OVERSEEN       OTHER
        DATE OF BIRTH           PORTFOLIO   TIME SERVED+        DURING PAST 5 YEARS          BY TRUSTEE      DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
 Leo R. Futia                   Trustee    Since 1982      Retired. Director and former          25              None.
 (8/27/19)                                                 Chairman of the Board and
                                                           Chief Executive Officer, The
                                                           Guardian Life Insurance
                                                           Company of America. Director
                                                           (Trustee) of all of the
                                                           mutual funds within the
                                                           Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------

 Dennis J. Manning              Trustee    Since 2003      President and Chief Executive         25         Director of The
 81 Graenest Ridge Road                                    Officer, The Guardian Life                       Guardian Life
 Wilton, Connecticut 06897                                 Insurance Company of America                     Insurance
 (1/26/47)                                                 since 1/03; President and                        Company of
                                                           Chief Operating Officer, 1/02                    America and The
                                                           to 12/02; Executive Vice                         Guardian
                                                           President and Chief Operating                    Insurance &
                                                           Officer, 1/01 to 12/01;                          Annuity
                                                           Executive Vice President,                        Company, Inc.
                                                           Individual Markets and Group                     Manager,
                                                           Pensions, 1/99 to 12/00.                         Guardian
                                                           Director (Trustee) of all of                     Investor
                                                           the mutual funds within the                      Services LLC
                                                           Guardian Fund Complex.                           and Park Avenue
                                                                                                            Securities LLC.
                                                                                                            Director of
                                                                                                            various
                                                                                                            Guardian Life
                                                                                                            subsidiaries.
---------------------------------------------------------------------------------------------------------------------------
* "Interested" Trustee means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian
  Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.
+ There is no set term of office for Trustees and Officers. The table reflects the year from which each person has served as Trustee and/or Officer.

                             DISINTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF FUNDS
                                                                                               IN THE
                                POSITION   TERM OF OFFICE                                  GUARDIAN FUND
      NAME, ADDRESS AND           WITH     AND LENGTH OF       PRINCIPAL OCCUPATIONS      COMPLEX OVERSEEN       OTHER
        DATE OF BIRTH           PORTFOLIO   TIME SERVED+        DURING PAST 5 YEARS          BY TRUSTEE      DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
 Kathleen C. Cuocolo            Trustee    Since November  Principal, Cuocolo Associates         25         Chairman, Board
 (2/3/52)                                  16, 2005        (corporate governance and                        of Directors,
                                                           operations consulting firm),                     Select Sector
                                                           2003 to present; Executive                       S&P Depository
                                                           Vice President, State Street                     Receipts Series
                                                           Corporation, prior thereto.                      Trust (9
                                                           Employed by State Street                         exchange traded
                                                           Corporation in various                           funds), 1999 to
                                                           capacities since 1982.                           present;
                                                                                                            Director, World
                                                                                                            Markets PLC
                                                                                                            (global
                                                                                                            performance and
                                                                                                            analytics
                                                                                                            company), 2002
                                                                                                            to present;
                                                                                                            Director, The
                                                                                                            China Fund,
                                                                                                            Inc. 2001-2003;
                                                                                                            Board of
                                                                                                            Advisors,
                                                                                                            Venturi
                                                                                                            Aeration, Inc.
                                                                                                            (water
                                                                                                            remediation
                                                                                                            services), 2001
                                                                                                            to present;
                                                                                                            Board of
                                                                                                            Advisors,
                                                                                                            Inter-Unity
                                                                                                            Group (systems
                                                                                                            optimization
                                                                                                            consulting
                                                                                                            firm), 2003 to
                                                                                                            present.
---------------------------------------------------------------------------------------------------------------------------

                                      B-34
                                                       THE PARK AVENUE PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF FUNDS
                                                                                               IN THE
                                POSITION   TERM OF OFFICE                                  GUARDIAN FUND
      NAME, ADDRESS AND           WITH     AND LENGTH OF       PRINCIPAL OCCUPATIONS      COMPLEX OVERSEEN       OTHER
        DATE OF BIRTH           PORTFOLIO   TIME SERVED+        DURING PAST 5 YEARS          BY TRUSTEE      DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
 Frank J. Fabozzi, Ph.D.        Trustee    Since 1992      Adjunct Professor of Finance,         25         Director
 (8/24/48)                                                 School of Management -- Yale                     (Trustee) of
                                                           University, 2/94 to present;                     various closed-
                                                           Editor, Journal of Portfolio                     end investment
                                                           Management. Director                             companies
                                                           (Trustee) of all of the                          sponsored by
                                                           mutual funds within the                          BlackRock
                                                           Guardian Fund Complex.                           Financial
                                                                                                            Management.
                                                                                                            Director of
                                                                                                            BlackRock Funds
                                                                                                            (47 funds).
---------------------------------------------------------------------------------------------------------------------------

 William N. Goetzmann, Ph.D.    Trustee    Since November  Edwin J. Beinecke Professor           25         Member of the
 (2/4/56)                                  16, 2005        of Finance and Management                        Board of
                                                           Studies, Yale School of                          Directors of
                                                           Management, 7/94 to present;                     the Commonfund.
                                                           Director, International
                                                           Center for Finance, Yale
                                                           School of Management, 7/99 to
                                                           present; visiting professor,
                                                           Harvard Business School, 7/05
                                                           to present.
---------------------------------------------------------------------------------------------------------------------------

 Anne M. Goggin, Esq.           Trustee    Since 2004      Attorney at law in private            25              None.
 (11/28/48)                                                practice since 8/04; Partner,
                                                           Edwards and Angell, LLP, 4/04
                                                           to 8/04; Chief Counsel,
                                                           Metropolitan Life Insurance
                                                           Company, 6/00 to 12/03;
                                                           Senior Vice President and
                                                           General Counsel, New England
                                                           Life Insurance Company, 6/00
                                                           to 12/03; Chairman, President
                                                           and Chief Executive Officer,
                                                           MetLife Advisors LLC, 6/99 to
                                                           12/03; Chairman of the Board,
                                                           Metropolitan Series Fund,
                                                           1/02 to 12/03; Chairman of
                                                           the Board, New England Zenith
                                                           Fund, 6/99 to 12/03. Director
                                                           (Trustee) of all of the
                                                           mutual funds within the
                                                           Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------

 William W. Hewitt, Jr.         Trustee    Since 1989      Retired. Former Executive             25              None.
 (7/28/28)                                                 Vice President, Shearson
                                                           Lehman Brothers, Inc.
                                                           Director (Trustee) of all of
                                                           the mutual funds within the
                                                           Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------

 Sidney I. Lirtzman, Ph.D.      Trustee    Since 1987      Emanuel Saxe Professor of             25         Director, since
 200 East 57th Street #10H                                 Management 9/96 to present,                      6/01
 New York, New York 10022                                  City University of New                           Youthstream,
 (11/9/30)                                                 York -- Baruch College; Dean                     Inc. Member,
                                                           Emeritus of the Zicklin                          Advisory Board
                                                           School of Business; Dean from                    of Directors,
                                                           10/95 to 9/02; Interim                           New York City
                                                           President 9/99 to 9/00.                          Independent
                                                           President, Fairfield                             Budget Office
                                                           Consulting Associates, Inc.                      5/98 to 5/01.
                                                           Director (Trustee) of all of
                                                           the mutual funds within the
                                                           Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF FUNDS
                                                                                               IN THE
                                POSITION   TERM OF OFFICE                                  GUARDIAN FUND
      NAME, ADDRESS AND           WITH     AND LENGTH OF       PRINCIPAL OCCUPATIONS      COMPLEX OVERSEEN       OTHER
        DATE OF BIRTH           PORTFOLIO   TIME SERVED+        DURING PAST 5 YEARS          BY TRUSTEE      DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
 Steven J. Paggioli             Trustee    Since November  Independent consultant on             25         Trustee and
 (4/3/50)                                  16, 2005        investment company matters                       Audit Committee
                                                           since 7/2001; Executive Vice                     Member,
                                                           President, Director and                          Managers Funds
                                                           Principal of The Wadsworth                       and Managers
                                                           Group (administration,                           AMG Funds (36
                                                           consulting and executive                         portfolios),
                                                           search firm) prior thereto.                      6/90 to
                                                                                                            present;
                                                                                                            Trustee,
                                                                                                            Professionally
                                                                                                            Managed
                                                                                                            Portfolios (20
                                                                                                            portfolios),
                                                                                                            5/91 to
                                                                                                            present;
                                                                                                            Advisory Board
                                                                                                            Member,
                                                                                                            Sustainable
                                                                                                            Growth
                                                                                                            Advisers, L.P.,
                                                                                                            10/02 to
                                                                                                            present.
---------------------------------------------------------------------------------------------------------------------------

 Robert G. Smith, Ph.D.         Trustee    Since 1982      Chairman and Chief Executive          25         Governor
 132 East 72nd Street, Apt. #1                             Officer, Smith Affiliated                        appointments as
 New York, New York 10021                                  Capital Corp. since 4/82.                        Director of New
 (3/9/32)                                                  Director (Trustee) of all of                     York Health
                                                           the mutual funds within the                      Care Reform Act
                                                           Guardian Fund Complex.                           Charitable
                                                                                                            Organization
                                                                                                            and Nassau
                                                                                                            County Interim
                                                                                                            Finance
                                                                                                            Authority.
                                                                                                            Senior private
                                                                                                            member of the
                                                                                                            New York State
                                                                                                            Financial
                                                                                                            Control Board
                                                                                                            for New York
                                                                                                            City. Senior
                                                                                                            Director for
                                                                                                            the New York
                                                                                                            State
                                                                                                            Comptroller's
                                                                                                            Investment
                                                                                                            Advisory
                                                                                                            Committee for
                                                                                                            State Pension
                                                                                                            Funds (Common
                                                                                                            Fund).
---------------------------------------------------------------------------------------------------------------------------

                                    OFFICERS

------------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF FUNDS
                                                                                                                  IN THE
                                   POSITION     TERM OF OFFICE                                                 GUARDIAN FUND
      NAME, ADDRESS AND              WITH       AND LENGTH OF              PRINCIPAL OCCUPATIONS             COMPLEX FOR WHICH
        DATE OF BIRTH             PORTFOLIO      TIME SERVED+               DURING PAST 5 YEARS               OFFICER SERVES
------------------------------------------------------------------------------------------------------------------------------
 Joseph A. Caruso               Senior Vice     Since 1992      Director, The Guardian Life Insurance               25
 (6/13/52)                      President and                   Company of America, since 1/05; Senior Vice
                                Secretary                       President and Corporate Secretary, The
                                                                Guardian Life Insurance Company of America
                                                                since 1/01; Vice President and Corporate
                                                                Secretary prior thereto. Director, Senior
                                                                Vice President and Secretary, The Guardian
                                                                Insurance & Annuity Company, Inc. Manager,
                                                                Senior Vice President and Corporate
                                                                Secretary, Guardian Investor Services LLC.
                                                                Director, Senior Vice President and
                                                                Secretary, Park Avenue Life Insurance
                                                                Company; Manager, Park Avenue Securities
                                                                LLC; Senior Vice President and Secretary of
                                                                Guardian Baillie Gifford Limited, and all
                                                                of the mutual funds within the Guardian
                                                                Fund Complex. Director and Officer of
                                                                various Guardian Life subsidiaries.
------------------------------------------------------------------------------------------------------------------------------

                                      B-36
                                                       THE PARK AVENUE PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF FUNDS
                                                                                                                  IN THE
                                   POSITION     TERM OF OFFICE                                                 GUARDIAN FUND
      NAME, ADDRESS AND              WITH       AND LENGTH OF              PRINCIPAL OCCUPATIONS             COMPLEX FOR WHICH
        DATE OF BIRTH             PORTFOLIO      TIME SERVED+               DURING PAST 5 YEARS               OFFICER SERVES
------------------------------------------------------------------------------------------------------------------------------
 Howard W. Chin                 Managing        Since 1997      Managing Director, The Guardian Life                15
 (8/20/52)                      Director                        Insurance Company of America. Officer of
                                                                various mutual funds within the Guardian
                                                                Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

 Robert J. Crimmins, Jr.        Senior          Since 2003      Senior Director, The Guardian Life                  15
 (12/4/60)                      Director                        Insurance Company of America since 3/01.
                                                                Assistant Vice President, Fixed Income
                                                                Investments, prior thereto. Officer of
                                                                various mutual funds within the Guardian
                                                                Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

 Richard A. Cumiskey            Chief           Since 2002      Second Vice President, Equity                       25
 (8/14/60)                      Compliance                      Administration and Oversight, The Guardian
                                Officer                         Life Insurance Company of America since
                                                                1/01; Assistant Vice President, Equity
                                                                Administration and Oversight prior thereto.
                                                                Senior Vice President and Chief Compliance
                                                                Officer of The Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian Investor
                                                                Services LLC since 4/04; Second Vice
                                                                President and Compliance Officer prior
                                                                thereto. Chief Compliance Officer of all of
                                                                the mutual funds within the Guardian Fund
                                                                Complex.
------------------------------------------------------------------------------------------------------------------------------

 Manind V. Govil                Managing        Since 2005      Managing Director and Head of Equity                23
 (1969)                         Director                        Investments at The Guardian Life Insurance
                                                                Company of America since 8/2005; Lead
                                                                Portfolio Manager -- Large Cap Blend/Core
                                                                Equity, Co-Head of Equities and Head of
                                                                Equity Research at Mercantile Capital
                                                                Advisers since 2001; Lead Portfolio
                                                                Manager -- Core Equity at Mercantile
                                                                Capital Advisers prior thereto.
------------------------------------------------------------------------------------------------------------------------------

 Alexander M. Grant, Jr.        Managing        Since 1993      Managing Director, The Guardian Life                15
 (2/22/49)                      Director                        Insurance Company of America. Officer of
                                                                various mutual funds within the Guardian
                                                                Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

 Edward H. Hocknell             Vice President  Since 1997      Partner, Baillie Gifford & Co. Director,            16
 c/o Baillie Gifford Overseas,                                  Baillie Gifford Overseas Limited. Officer
 Limited                                                        of various mutual funds within the Guardian
 1 Greenside Row                                                Fund Complex.
 Edinburgh, EH1 3AN,
 Scotland
 (11/14/60)
------------------------------------------------------------------------------------------------------------------------------

 Jonathan C. Jankus             Managing        Since 1995      Managing Director, The Guardian Life                20
 (5/19/47)                      Director                        Insurance Company of America. Officer of
                                                                various mutual funds within the Guardian
                                                                Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

 Stewart M. Johnson             Senior          Since 2002      Senior Director, The Guardian Life                  15
 (10/21/52)                     Director                        Insurance Company of America since 1/02.
                                                                Second Vice President from 12/00 to 1/02;
                                                                Assistant Vice President prior thereto.
                                                                Officer of various mutual funds within the
                                                                Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

 R. Robin Menzies               Vice President  Since 1991      Partner, Baillie Gifford & Co. Director,            16
 c/o Baillie Gifford Overseas,                                  Baillie Gifford Overseas Limited. Director,
 Limited                                                        Guardian Baillie Gifford Limited. Trustee,
 1 Greenside Row                                                Baillie Gifford Funds, Inc. (2 funds).
 Edinburgh, EH1 3AN,                                            Officer of various mutual funds within the
 Scotland                                                       Guardian Fund Complex.
 (10/30/52)
------------------------------------------------------------------------------------------------------------------------------

 Nydia Morrison                 Controller      Since 2003      Director, Mutual Fund Reporting, The                25
 (11/22/58)                                                     Guardian Life Insurance Company of America
                                                                since 5/04; Manager prior thereto. Officer
                                                                of all of the mutual funds within the
                                                                Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

------------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF FUNDS
                                                                                                                  IN THE
                                   POSITION     TERM OF OFFICE                                                 GUARDIAN FUND
      NAME, ADDRESS AND              WITH       AND LENGTH OF              PRINCIPAL OCCUPATIONS             COMPLEX FOR WHICH
        DATE OF BIRTH             PORTFOLIO      TIME SERVED+               DURING PAST 5 YEARS               OFFICER SERVES
------------------------------------------------------------------------------------------------------------------------------
 Frank L. Pepe                  Vice President  Since 1985      Vice President and Equity Controller, The           25
 (3/26/42)                      and Treasurer                   Guardian Life Insurance Company of America.
                                                                Senior Vice President and Controller, The
                                                                Guardian Insurance & Annuity Company, Inc.
                                                                since 4/04; Vice President and Controller
                                                                prior thereto. Senior Vice President and
                                                                Controller, Guardian Investor Services LLC.
                                                                Vice President and Treasurer of all of the
                                                                mutual funds within the Guardian Fund
                                                                Complex.
------------------------------------------------------------------------------------------------------------------------------

 Richard T. Potter, Jr.         Vice President  Since 1992      Vice President and Equity Counsel, The              25
 (7/20/54)                      and Counsel                     Guardian Life Insurance Company of America.
                                                                Senior Vice President and Counsel, The
                                                                Guardian Insurance & Annuity Company, Inc.
                                                                and Guardian Investor Services LLC since
                                                                4/04; Vice President and Counsel prior
                                                                thereto. Vice President and Counsel of Park
                                                                Avenue Securities LLC and all of the mutual
                                                                funds within the Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

 Robert A. Reale                Managing        Since 2001      Managing Director, The Guardian Life                25
 (6/12/60)                      Director                        Insurance Company of America, The Guardian
                                                                Insurance & Annuity Company, Inc. and
                                                                Guardian Investor Services LLC since 3/01;
                                                                Second Vice President 10/99 to 2/01.
                                                                Assistant Vice President, Metropolitan Life
                                                                prior thereto. Officer of all of the mutual
                                                                funds within the Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

 Thomas G. Sorell               President       Since 1997      Executive Vice President and Chief                  25
 (3/3/55)                                                       Investment Officer, The Guardian Life
                                                                Insurance Company of America since 1/03;
                                                                Senior Managing Director, Fixed Income
                                                                Securities since 3/00; Vice President,
                                                                Fixed Income Securities prior thereto.
                                                                Managing Director, Investments: Park Avenue
                                                                Life Insurance Company. President of all of
                                                                the mutual funds within the Guardian Fund
                                                                Complex.
------------------------------------------------------------------------------------------------------------------------------

 Donald P. Sullivan, Jr.        Vice President  Since 1995      Vice President, Equity Administration, The          25
 (12/24/54)                                                     Guardian Life Insurance Company of America.
                                                                Vice President, The Guardian Insurance &
                                                                Annuity Company, Inc. and Guardian Investor
                                                                Services LLC. Officer of all of the mutual
                                                                funds within the Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

 Matthew P. Ziehl               Managing        Since 2002      Managing Director, The Guardian Life                16
 (4/29/67)                      Director                        Insurance Company of America since 1/02;
                                                                prior thereto, Team Leader, Salomon
                                                                Brothers Asset Management, Inc. from 1/01
                                                                to 12/01; Co-Portfolio Manager, prior
                                                                thereto. Officer of various mutual funds
                                                                within the Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------

+ There is no set term of office for Trustees and Officers. The table reflects the number of years for which each person has served as Trustee and/or Officer.

The Guardian Fund Complex pays the Trustees who are not "Disinterested Trustees" of the Portfolio trustees' fees consisting of a $5,000 per meeting fee and an annual retainer fee of $30,500 allocated among all Funds in the Guardian Fund Complex. Board Committee members also receive $2,000 per committee meeting. Trustees who are "interested persons" of the Portfolio, except Mr. Manning, receive the same fees, but they are paid by GIS. Mr. Manning receives no compensation for his trusteeship. The officers of the Portfolio are employees of Guardian Life; they receive no compensation from the Portfolio.

The Portfolio and the other funds named in this paragraph are a "Fund Complex" for purposes of the federal securities laws. The following table provides information about the compensation paid by the Portfolio and the Guardian Fund Complex to the Portfolio's Trustees during the year ended December 31, 2004.

                                      B-38
                                                       THE PARK AVENUE PORTFOLIO

                  COMPENSATION TABLE (DISINTERESTED TRUSTEES)*

                                                                                                   Total
                                                          Accrued                              Compensation
                                 Aggregate              Pension or           Estimated      from the Portfolio
                                Compensation        Retirement Benefits    Benefits Upon     and Other Members
Name                        from the Portfolio**   Paid by the Portfolio    Retirement     of the Fund Complex**
----                        --------------------   ---------------------   -------------   ---------------------
Frank J. Fabozzi..........               $33,853                     N/A             N/A                 $68,500
Anne M. Goggin............               $10,627                     N/A             N/A                 $21,625
William W. Hewitt, Jr.....               $33,853                     N/A             N/A                 $68,500
Sidney I. Lirtzman........               $37,558                     N/A             N/A                 $76,000
Robert G. Smith...........               $41,263                     N/A             N/A                 $83,500

* Trustees who are "interested persons" of the Portfolio are not compensated by the Portfolio, so they are omitted from this table.

** Includes compensation paid for attendance at meetings of the Board's Audit
   Committee, and additional compensation paid to Mr. Lirtzman and Mr. Smith for service as Chairman of the Nominating and Governance Committee and the Audit Committee, respectively.

                               INTERESTED TRUSTEES

                                                                                                   Total
                                                           Accrued                             Compensation
                                   Aggregate             Pension or           Estimated     from the Portfolio
                                  Compensation       Retirement Benefits    Benefits Upon    and Other Members
Name                           from the Portfolio   Paid by the Portfolio    Retirement     of the Fund Complex
----                           ------------------   ---------------------   -------------   -------------------
Arthur V. Ferrara............                  $0                     N/A             N/A                    $0
Leo R. Futia.................                  $0                     N/A             N/A                    $0
Dennis J. Manning............                  $0                     N/A             N/A                    $0

The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2004.

                         TRUSTEE SHARE OWNERSHIP TABLES

                                                                                 Aggregate Dollar Range
                                                                                   of Securities in All
                                                                        Registered Investment Companies
                                                       Dollar Range of              Overseen by Trustee
Disinterested Trustee                              Shares of the Funds    in Guardian Fund Complex (25)
---------------------                              -------------------  -------------------------------
Frank J. Fabozzi............  Cash                  $50,001 - $100,000               $50,001 - $100,000
                              Small Cap                   $1 - $10,000
                              Emerging Markets            $1 - $10,000
                              High Yield                  $1 - $10,000
                              Park Avenue                 $1 - $10,000
                              Bond                        $1 - $10,000
                              Tax-Exempt                  $1 - $10,000
                              Asset Allocation            $1 - $10,000
                              International               $1 - $10,000
                              Index                       $1 - $10,000
Anne M. Goggin..............  None                                  $0                               $0
William W. Hewitt, Jr. .....  Park Avenue            $10,001 - $50,000                $10,001 - $50,000
                              Emerging Markets       $10,001 - $50,000
Sidney I. Lirtzman..........  Park Avenue                 $1 - $10,000                $10,001 - $50,000
                              Emerging Markets            $1 - $10,000
                              Asset Allocation            $1 - $10,000
Robert G. Smith.............  Tax-Exempt             $10,001 - $50,000                $10,001 - $50,000

STATEMENT OF ADDITIONAL INFORMATION

                                                                                 Aggregate Dollar Range
                                                                                   of Securities in All
                                                                        Registered Investment Companies
                                                       Dollar Range of              Overseen by Trustee
Interested Trustee                                 Shares of the Funds    in Guardian Fund Complex (25)
------------------                                 -------------------  -------------------------------
Arthur V. Ferrara...........  Park Avenue            $10,001 - $50,000                    Over $100,000
                              Asset Allocation            $1 - $10,000
                              International          $10,001 - $50,000
                              Cash                   $10,001 - $50,000
Leo R. Futia................  Small Cap             $50,001 - $100,000                    Over $100,000
                              International              Over $100,000
                              Park Avenue                Over $100,000
                              Cash                   $10,001 - $50,000
                              Bond                  $50,001 - $100,000
                              Index                      Over $100,000
                              Asset Allocation       $10,001 - $50,000
Dennis J. Manning...........  Small Cap             $50,001 - $100,000                    Over $100,000
                              Park Avenue                Over $100,000
                              Asset Allocation       $10,001 - $50,000
                              Index                      Over $100,000

Because GIS is wholly owned by Guardian Life, a mutual insurance company, no Trustee owns any securities in GIS or any entity in a control relationship to GIS.

As of April 1, 2005, the number of shares of each Fund owned by all officers and trustees of the Portfolio in the aggregate totalled less than 1% of the outstanding shares of each Fund.

The trustees and officers of the Portfolio may purchase Class A shares of the Funds at net asset value. See "Types of Shares Available -- Class A shares -- Purchases without Sales Charge" in the Prospectus.

Each Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each Fund's respective Adviser, Sub-Investment Adviser and Distributor pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce its own Code of Ethics appropriate to its operations. The Funds' Board is required to review and approve the Code of Ethics for the Advisers, Sub-Investment Adviser and Distributor. The Adviser, Sub-Investment Adviser and Distributor are also required to report to each Fund's Board on a quarterly basis with respect to its compliance with the requirements of Rule 17j-1, including any material violations thereof which may potentially affect the Fund.

PORTFOLIO MANAGERS
As described in the prospectus, each Fund pays to GIS or GBG, as applicable, a management fee based on a percentage of the Fund's average daily net assets. GIS pays a portion of its management fee to UBS Global AM, and GBG pays a portion of its management fee to BG Overseas, for sub-advisory services to certain Funds. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund's adviser or sub-adviser, and are not paid from any assets of the Funds or any other managed account. In the case of the Funds managed by GIS, portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and GIS, respectively, based on each of those company's assets under management.

A Fund's portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. In the case of UBS Global AM and BG Overseas, these other accounts may also include assets for high net worth individuals, pension funds, collective investment trusts, offshore funds, hedge funds and other types of accounts. For portfolio managers of GIS, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life's general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian-issued life, health, disability and other insurance policies (the "Guardian Assets"). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The discussion that follows includes: (i) a description of the compensation structure applicable to the portfolio managers of GIS, UBS Global AM and BG Overseas, respectively; (ii) information about each portfolio manager's investment in the Fund(s) for which the manager has day-to-day responsibility;
(iii) other accounts managed by

                                      B-40
                                                       THE PARK AVENUE PORTFOLIO
the portfolio managers; and (iv) a description of potential conflicts of interest that may arise with respect to a portfolio manager's management of the Funds.

COMPENSATION STRUCTURE

Guardian Investor Services LLC. The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual's experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relevant to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on the Fund's performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. For the fiscal year ended December 31, 2004, incentive compensation took into account one-year performance; going forward, performance will be measured over rolling one- and three-year periods, with a phase-in period. Generally, incentive compensation for a portfolio manager is warranted for performance better than the 60th percentile relative to the Lipper peer group. The index component is based on whether the Fund's performance exceeds the performance of its benchmark index (for example, the Park Avenue Fund's performance is measured against the performance of the S&P 500 Index). The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager's roles and responsibilities with respect to management of the mutual funds and other portfolios. For equity assets, management of the Funds accounts for substantially all of the calculation; for fixed income assets, the calculation is divided between management of the Guardian Assets and the Funds, respectively. Although under normal circumstances the Guardian Assets substantially exceed those of the Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% or more of a manager's incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager's contribution to performance and other factors.

Under the terms of a non-qualified deferred compensation plan (the "plan"), portfolio managers must make a mandatory contribution to the plan of their incentive compensation that exceeds a certain dollar amount. For fiscal year 2004, Guardian Life contributed an additional amount to the amount deferred. Portfolio managers may allocate the deferred compensation among any of the Funds managed by GIS, which may or may not include the Fund(s) the portfolio manager is responsible for. The deferred compensation is notionally invested, meaning it is accounted for as though it were invested in the designated Funds but is not actually so invested. The deferred compensation vests after three years.

UBS Global AM. The portfolio managers receive a base salary and incentive compensation based on their personal performance. Overall compensation can be grouped into four categories:

     - Base salary. Base salary is used to recognize the experience, skills and knowledge that investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     - Annual bonuses. Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global AM's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period as follows: one-third for the one-year period, one-third for the two-year period and one-third for the three-year period.

     - UBS AG equity. Many of the senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted shares of UBS AG (the parent company of UBS Global
       AM) or employee stock options. The equity shares typically vest over a number of years.

     - Partnership Incentive Program (PIP). PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for senior staff.

STATEMENT OF ADDITIONAL INFORMATION

Baillie Gifford Overseas Limited. Mr. Menzies and Mr. Hocknell are partners of BGO. As such, they each receive a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within BGO and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension plans are not available to partners, who provide for those benefits from their own personal funds.

Other Accounts. The following table provides information about other accounts managed by portfolio managers as of December 31, 2004:

                                                                                   Number of      Total assets in
                                                                                accounts where    accounts where
                                                                                advisory fee is   advisory fee is
                                                              Total assets in      based on          based on
                                        Type of      # of        accounts           account           account
Name                                    account*   accounts   as of 12/31/04      performance       performance
----                                    --------   --------   ---------------   ---------------   ---------------
Howard Chin                                    a          2   $369.5 million                  0                 0
                                               b          5   $  2.4 billion                  0                 0
Robert Crimmins                                a          2   $369.5 million                  0                 0
                                               b         10   $  8.8 billion                  0                 0
Alex Grant                                     a          1   $295.9 million                  0                 0
                                               b          2   $  1.2 billion                  0                 0
Edward Hocknell                                a          1   $ 74.0 million                  0                 0
Jon Jankus                                     a          2   $255.9 million                  0                 0
                                               b          5   $918.5 million                  0                 0
Stewart Johnson                                a          2   $255.9 million                  0                 0
                                               b          5   $918.5 million                  0                 0
John Leonard                                   a         22   $ 84.6 million                  0                 0
                                               b         10   $  2.1 million                  0                 0
                                               c         60++ $ 8.69 million                  0                 0
Peter Liebst                                   a          1   $ 63.3 million                  0                 0
                                               b          2   $611.5 billion                  0                 0
Robin Menzies                                  a          1   $189.8 million                  0                 0
Thomas Sorell                                  a          1   $ 1.26 billion                  0                 0
Wilfred Talbot                                 a          4   $394.2 million                  0                 0
                                               b          4   $  146 million                  0                 0
                                               c         12++ $  990 million                  0                 0
Matthew Ziehl                                  a          2   $ 1.56 billion                  0                 0
                                               b          5   $  520 million                  0                 0

* Key: (a) = Registered investment companies; (b) = Other pooled investment vehicles+; (c) = Other accounts

+ The portfolio managers of GIS serve as sector specialists with respect to Guardian Assets.

++ Approximate; also includes wrap model as one account.

CONFLICTS OF INTEREST

Guardian Investor Services LLC. Portfolio managers for the Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Funds. In general, the other portfolios are managed using the same investment models that are used in connection with the management of the Funds. Accordingly, Fund portfolio managers often make investment decisions and place trades for other accounts that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund. Depending on market conditions, any of these actions could have a potential adverse impact on a Fund. Because the Funds' portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in a Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, which provide for fair

                                      B-42
                                                       THE PARK AVENUE PORTFOLIO
treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Fund's investment policies and with the Code of Ethics of the Funds and GIS. In addition, GIS periodically reviews each portfolio manager's overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

UBS Global AM. The UBS portfolio management team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. This approach is designed to minimize the potential for conflicts of interest among the accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

Baillie Gifford Overseas Limited. BG Overseas manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. BG Overseas has developed trade allocation systems and controls to seek to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Beneficial Ownership of Fund Shares. The portfolio managers may allocate their personal investments among various Funds as appropriate given their own investment needs. Certain portfolio managers beneficially own shares of the Fund(s) for which the manager has primary day-to-day responsibility. The table below shows the dollar range of Fund shares beneficially owned by the Fund(s)' portfolio manager(s) as of December 31, 2004. If a portfolio manager's name is not listed, the manager did not beneficially own any shares of the Fund(s) for which the manager has primary day-to-day responsibility.

                                                                         Dollar Range of
Portfolio Manager                                               Fund        Ownership
-----------------                                               ----     ---------------
Alex Grant..............................             Tax-Exempt Fund           $1-10,000
Stewart Johnson.........................       Asset Allocation Fund           $1-10,000
Peter Liebst............................        High Yield Bond Fund      $10,001-50,000
Thomas Sorell...........................            Park Avenue Fund     $50,001-100,000
Matthew Ziehl...........................            Park Avenue Fund     $50,001-100,000
                                          Park Avenue Small Cap Fund     $50,001-100,000

PORTFOLIO AFFILIATES AND PRINCIPAL HOLDERS OF FUND SHARES
GUARDIAN ENTITIES. Guardian Life, 7 Hanover Square, New York, New York 10004, is the parent company and sole stockholder of GIAC. GIAC, also located at 7 Hanover Square, New York, New York 10004, is the parent and sole stockholder of GIS.

As of February 28, 2005, The Guardian/Value Line Separate Account, established by GIAC, held 2,247,872, or 8%, of the Park Avenue Fund's Class A shares. In addition, The Guardian Separate Account L, a separate account established by GIAC, owned Class A shares of the Funds in the following amounts:

                                                                    Percentage of Class A
Fund                                             Shares Owned        Shares Outstanding
----                                             ------------       ---------------------
Park Avenue....................................     3,314,659                         11%
Small Cap......................................     3,538,120                         38%
Asset Allocation...............................     2,906,108                         31%
International..................................       987,939                         37%
Emerging Markets...............................     2,781,587                         62%
Bond...........................................     4,464,215                         42%
High Yield.....................................     1,053,620                         14%
Cash...........................................   192,238,851                         44%

Owners of variable annuity contracts issued by GIAC have the beneficial interest in these Funds' shares. At any shareholder meetings where shareholders of the Funds are entitled to vote, GIAC, as the owner of record, votes the shares which are attributable to variable annuity contracts in accordance with voting instructions received from contractowners.

As of February 28, 2005, Guardian Life was in control of the UBS Large Cap Value Fund, the UBS Small Cap Value Fund, the International Fund, the Emerging Markets, the Low Duration Bond Fund, the High Yield Fund and the Tax-Exempt Fund (by virtue of owning 25% or more of the outstanding shares of each Fund). In

STATEMENT OF ADDITIONAL INFORMATION
addition, Guardian Life owned 10% or more of a class of shares of several Funds, as shown in the tables below. Guardian Life invested in these Funds to provide them with sufficient capital to commence their operations and acquire securities. Guardian Life's positions in these Funds as of February 28, 2005 were:

                                                      Number         Percentage of Class A
Fund                                                 of Shares        Shares Outstanding
----                                                 ---------       ---------------------
Tax-Exempt Fund....................................  7,063,944                         87%
High Yield Fund....................................  4,699,575                         62%
Small Cap Fund.....................................  1,317,594                         14%
Emerging Markets Fund..............................    752,012                         17%
UBS Large Cap Value Fund...........................  1,787,149                         87%
UBS Small Cap Value Fund...........................    851,607                         78%
Low Duration Bond Fund.............................    776,299                         80%

At any shareholders meeting where shareholders of these Funds are entitled to vote, Guardian Life will vote its shares FOR proposals presented by management.

In addition, GIS owned 230,055, or 9%, of the Class B shares of the Asset Allocation Fund, 154,531, or 30%, of the Class B shares of the International Fund, 165,402, or 13%, of the Class B shares of the Small Cap Fund, and 152,140, or 17%, of the Class B shares of the Emerging Markets Fund, and 255,194, or 19%, of the Class B shares of the High Yield Fund, on February 28, 2005.

As of February 28, 2005, Guardian Life's positions in Class B shares of the Funds were:

                                                       Number         Percentage of Class B
Fund                                                 of Shares         Shares Outstanding
----                                                 ---------        ---------------------
S&P 500 Index Fund.................................     812,708                         51%
Emerging Markets Fund..............................     526,539                         58%
Bond Fund..........................................   1,050,520                         64%
High Yield Fund....................................     823,434                         62%
UBS Large Cap Value Fund...........................   1,767,435                         95%
UBS Small Cap Value Fund...........................     852,152                         95%
Low Duration Bond Fund.............................     767,146                         88%

As of February 28, 2005, Guardian Life's positions in Class C shares of the Funds were:

                                                      Number         Percentage of Class C
Fund                                                 of Shares        Shares Outstanding
----                                                 ---------       ---------------------
Park Avenue Fund...................................    151,575                         70%
International Fund.................................    521,229                         94%
Bond Fund..........................................  1,050,229                         92%
Tax-Exempt Fund....................................  1,018,741                         97%
Asset Allocation Fund..............................    639,664                         86%
High Yield Fund....................................  1,319,263                         97%
Small Cap Fund.....................................    474,023                         86%
Emerging Markets Fund..............................    842,354                         91%
S&P 500 Index Fund.................................    812,784                         71%
Cash Fund..........................................  8,468,753                         98%
UBS Large Cap Value Fund...........................  1,767,435                         99%
UBS Small Cap Value Fund...........................    852,152                         99%
Low Duration Bond Fund.............................    767,144                         98%

                                      B-44
                                                       THE PARK AVENUE PORTFOLIO

As of February 28, 2005, Guardian Life's positions in Class K shares of the Funds were:

                                                      Number         Percentage of Class K
Fund                                                 of Shares        Shares Outstanding
----                                                 ---------       ---------------------
Park Avenue Fund...................................    229,860                         83%
Small Cap Fund.....................................    574,973                         87%
Asset Allocation Fund..............................    733,027                         89%
S&P 500 Index Fund.................................    957,428                         75%
International Fund.................................    617,284                         91%
Emerging Markets Fund..............................    998,918                         94%
Bond Fund..........................................    993,348                         89%
High Yield Fund....................................  1,376,063                         95%
Cash Fund..........................................  8,212,998                         71%
UBS Large Cap Value Fund...........................  1,776,705                         97%
UBS Small Cap Value Fund...........................    851,546                         93%
Low Duration Bond Fund.............................    771,405                         99%

Except as disclosed above, Management of the Portfolio does not know of any other person who owned beneficially 5% or more of the shares of any of the Funds as of February 28, 2005.

TAXES
For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify and to continue to qualify to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund generally must (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the pursuit of its investment objectives; (ii) distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) and at least 90% of its net tax exempt interest income, if any; and (iii) be diversified such that at the close of each quarter of the Fund's taxable year
(a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any such issuer.

So long as a Fund qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Fund will not incur a tax liability on that portion of its net investment income and net realized capital gains which have been distributed to its shareholders. The Code imposes a 4% nondeductible excise tax on each regulated investment company with regard to the amount, if any, by which such investment company does not meet additional distribution requirements specified in the Code. Accordingly, each Fund intends to distribute all or substantially all of its net investment income and net capital gains to avoid paying such tax.

Options, forward contracts, financial futures contracts and foreign currency transactions entered into by a Fund are subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

Investments of a Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special federal income tax rules that will affect the amount, timing and character of that Fund's distributions. For example, with respect to certain securities issued or treated as if issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make the

STATEMENT OF ADDITIONAL INFORMATION
necessary distributions, that Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

Income received by a Fund from sources within various foreign countries will generally be subject to foreign income taxes withheld at the source. If the United States has entered into a tax treaty with the country in which the payor is a resident, foreign tax withholding from dividends and interest is typically limited to a rate of zero to 15% on interest and 15% to 25% on dividends, although this may vary for different reasons. If the United States has not entered into a tax treaty with the country in which the payor is a resident, such withholding may be as high as 30% to 35% or higher. Taxes paid to foreign governments will reduce a Fund's return on its investments. The International Fund and the Emerging Markets Fund intend to make an election under Section 853 of the Code to treat shareholder's pro rata share of foreign income taxes paid by a Fund as taxable income to that shareholder so that those Funds' shareholders can claim a credit (subject to certain limitations contained in the Code) or deduction on their federal income tax returns for their pro rata portions of the Funds' foreign income taxes, assuming these Funds continue to meet the eligibility requirements for such treatment. Under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns. Foreign shareholders may pay additional tax as a result of such election.

The Small Cap Fund, the International Fund, the Emerging Markets Fund, UBS Large Cap Value Fund and UBS Small Cap Value Fund may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. Shareholders of these Funds would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Fund. No assurance can be given that such elections can or will be made.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, foreign currency gains or losses from futures contracts that are not "regulated futures contracts" and from unlisted non-equity options, gains or losses from sale of currencies or dispositions of debt securities denominated or referenced in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares. In certain cases, a Fund may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

Shareholders of a Fund may exchange their shares for shares of another Fund within the Portfolio (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such exchanges, the shareholder generally will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the same Fund) which were purchased subject to a sales charge and held less than 91 days, the lesser of (1) the sales charge incurred on the exchanged shares or
(2) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares. If a shareholder realizes a loss on the redemption of Fund shares and reinvests in shares of the same Fund within the period beginning 30 days before and ending 30 days after the redemption, the transactions may be subject to the wash sale rules resulting in a disallowance of such loss for federal income tax purposes. Any loss recognized on the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain distributions on such shares. In addition, if a shareholder sells shares that have been held for six months or less at a loss, the loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder on such shares.

Interest on indebtedness that is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Tax- Exempt Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by

                                      B-46
                                                       THE PARK AVENUE PORTFOLIO
industrial development bonds held by the Fund or who are "related persons" to such users; such persons should consult their tax advisers before investing in the Tax-Exempt Fund.

If the Portfolio establishes additional series funds, each such series will be treated as a separate entity for federal income tax purposes.

The discussions of "Taxes" in the Prospectus and this Statement of Additional Information are general and abbreviated. Interpretations of the Code's provisions and U.S. Treasury regulations can change at any time. Additionally, no attempt has been made to describe any state, local or foreign tax consequences of purchasing, owning and redeeming shares of the Portfolio Funds. Potential investors are urged to consult their tax advisors concerning the tax consequences of an investment in the Funds.

SHAREHOLDER RIGHTS
The Portfolio is registered with the SEC as an open-end management investment company and organized as a Massachusetts business trust. It may issue an unlimited number of shares of beneficial interest in one or more series, and classes within such series. Presently, the Portfolio offers shares of thirteen series. The following series currently offer five classes of shares, designated Class A, Class B, Class C, Class K and Institutional Class: The Park Avenue Fund, the Small Cap Fund, the International Fund, the Emerging Markets Fund, the Asset Allocation Fund, the S&P 500 Index Fund, the Bond Fund and the High Yield Fund. The Cash Fund, the Low Duration Bond Fund, the UBS Large Cap Value Fund and the UBS Small Cap Value Fund offer four classes of shares designated Class A, Class B, Class C and Class K. The Tax-Exempt Fund offers Class A and Class C shares.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for any liability arising solely by reason of his being or having been a shareholder.

The Portfolio generally is not required to hold shareholder meetings. Under the Portfolio's Amended and Restated Declaration of Trust, however, shareholder meetings will be held for all shareholders or just the shareholders of affected Funds, as the case may be, in connection with the following matters: (1) the election or removal of trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) termination of the Portfolio or any Fund to the extent and as provided in the Amended and Restated Declaration of Trust; (4) the amendment of the Amended and Restated Declaration of Trust to the extent and as provided in the Amended and Restated Declaration of Trust; (5) to determine whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Portfolio or any Fund or the shareholders, to the same extent as the shareholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Amended and Restated Declaration of Trust, the By-Laws of the Portfolio, any registration of the Portfolio with the SEC or any state, or as the trustees may consider necessary or desirable. Shareholders also would be entitled to vote upon changes in fundamental investment objectives, policies or restrictions which pertain to any Fund(s) in which they have a voting interest. Each class of shares has identical voting rights.

Each trustee serves until the earlier of: (1) the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor; or (2) such trustee's death, resignation, retirement or removal by a two-thirds vote of the trustees or by a majority vote of the outstanding shares of the Portfolio. In accordance with the 1940 Act: (1) the Portfolio will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders; and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by shareholders. In that event, the vacancy will be filled only by a vote of shareholders.

A special meeting of the shareholders shall be called by the trustees for the purpose of removing a trustee upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote at the meeting. Whenever ten or more persons who have been shareholders of record for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, wish to communicate with other shareholders for the purpose of obtaining signatures to request a meeting, the trustees shall either afford the applicants access to a list of the names and addresses of all shareholders of record or mail the communication to the Portfolio shareholders at the applicants' cost.

TRUSTEE LIABILITY

The Amended and Restated Declaration of Trust provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Amended and Restated Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her

STATEMENT OF ADDITIONAL INFORMATION
office. The By-Laws of the Portfolio provide for indemnification by the Portfolio of the trustees and the officers of the Portfolio except with respect to any matter as to which any such person did not act in good faith in the belief that his or her action was in, or not opposed to, the best interests of the Portfolio. Such person may not be indemnified against any liability to the Portfolio or the Portfolio's shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN

State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Portfolio's assets.

Portfolio securities purchased for a Fund outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.

State Street Bank plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

TRANSFER AGENT

Boston Financial Data Services ("BFDS"), P.O. Box 419611, Kansas City, Missouri 64141-6611, is the Portfolio's transfer agent and dividend paying agent. BFDS issues and redeems shares of each Fund and distributes dividends to each Fund's shareholder accounts.

BFDS plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

LEGAL OPINIONS

The legality of the shares described in the Prospectus has been passed upon by Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, an independent registered public accounting firm, audited and reported on the financial statements of the Portfolio which appear in the Annual Report to Shareholders for the year ended December 31, 2004. Ernst & Young LLP is located at 200 Clarendon Street, Boston, Massachusetts, 02116. The Annual Report is incorporated by reference into this Statement of Additional Information. Free copies of the Annual Report are available upon request.

                                      B-48
                                                       THE PARK AVENUE PORTFOLIO

APPENDIX A

DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.

U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

Certificates of Deposit: Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit are U.S. dollar-denominated deposits in banks outside the U.S. The bank may be a foreign branch of a U.S. bank. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks.

Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances: Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Repurchase Agreements: Repurchase agreements are instruments by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a domestic bank or broker-dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. The risk to a Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. Repurchase agreements are collateralized by cash or the securities purchased in connection with the agreement. In the event a selling party to an agreement is unable to repurchase the securities pursuant to that agreement, a Fund will liquidate the collateral held and thus recover the proceeds loaned under the agreement. The loss to a Fund will be the difference between the proceeds from the sale and the repurchase price. Investments in repurchase agreements will be limited to transactions with financial institutions believed by the Board of Trustees of the Portfolio to present minimal credit risks.

Corporate Obligations: Such instruments include bonds and notes issued by U.S. and foreign corporations in order to finance longer term credit needs.

DESCRIPTION OF LONG TERM DEBT RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

STATEMENT OF ADDITIONAL INFORMATION

Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

With respect to Municipal Obligations, debt rated "A" differs from the two higher ratings because:

General Obligation Bonds -- There is some weakness in the local economic base, debt burden, balance between revenues and expenditures, or quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

General Obligation Bonds -- Under certain adverse conditions, weakness in the local economic base, debt burden, balance between revenues and expenditures, or quality of management could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

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                                                       THE PARK AVENUE PORTFOLIO

Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations are likely to have some quality and protective characteristics, nevertheless, these may be outweighed by uncertainties or major exposure to adverse conditions.

BB. Debt rated "BB" is regarded as less vulnerable to nonpayment than other speculative issues. The obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitments on the debt.

B. Debt rated "B" is regarded as more vulnerable to nonpayment than debt rated "BB", but the obligor currently has the capacity to meet its obligations on the debt. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the debt.

CCC. Debt rated "CCC" is regarded as currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order for the obligor to meet its financial obligations on the debt. In the event of adverse business, financial or economic conditions, the obligor is unlikely to be able to meet its financial commitments on the debt.

CC. Debt rated "CC" is regarded as currently vulnerable to nonpayment.

C. Debt rated "C" is may represent an obligation in which a bankruptcy petition has already been filed or other similar actions taken, but in which payments on the obligation are still be made.

D. Debt rated "D" is in payment default.

Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S

P-1 (Prime-1). Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 (Prime-2). Issuers (or supporting institutions) rated P-2 have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

A-1. Issues in the A-1 category, which is the highest category, have a very strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'.

DUFF & PHELPS, INC.

Duff 1+ Issues rated Duff 1+ have the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Issues rated Duff 1 have very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- Issues rated Duff 1- have high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STATEMENT OF ADDITIONAL INFORMATION

Duff 2 Issues rated Duff 2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, INC.

F-1+ Issues rated F-1+ have exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Issues rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2 Issues rated F-2 have good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the 'F-1+' and 'F-1' ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
MOODY'S

Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand, rather than fixed maturity dates, and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. MIG and VMIG ratings indicate that the rated securities are investment grade.

MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S

SP-1. The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2. The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

USING THE RATINGS

Ratings represent each rating organization's opinion as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are relative and subjective, and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices or yields. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Fund should continue to hold the security. Although ratings may be an initial criterion for selection of portfolio investments, the investment adviser also performs its own credit analysis with respect to the securities it purchases and holds for a Fund.

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

APPENDIX B

WAIVERS OF CERTAIN SALES CHARGES

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES FOR BENEFIT RESPONSIVE
WITHDRAWALS --
CLASS A AND CLASS K SHARES

"Benefit Responsive Withdrawals" refers to distributions from employee benefit plans for any of the following purposes:

- following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

- to return excess contributions.

- to return contributions made due to a mistake of fact.

- hardship withdrawals, as defined in the plan document.

- under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

- to meet minimum distribution requirements of the Internal Revenue Code.

- to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

- for loans to participants or beneficiaries.

- separation from service.

- plan termination or "in-service distributions," if the redemption proceeds are rolled directly to a Park Avenue Portfolio IRA.

OTHER WAIVERS

The deferred sales charge will be waived if you are exchanging your Class A, Class B, Class C or Class K shares for shares of the same class of another Fund within the Portfolio. The charge is also waived for a total or partial redemption within a year of the death of the shareholder.

The initial sales charges will be waived for purchases of Class A shares for qualified retirement plans that exchange from Class K shares. However, the Class A deferred sales charge applicable to purchases of $1 million or more may apply if shares are redeemed within 18 months. The time you held Class K shares will count when determining your holding period for calculating this deferred sales charge upon redemption of Class A shares.

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

GUARDIAN INVESTOR SERVICES LLC

INTRODUCTION

In its capacity as investment adviser to certain of the Funds, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders' economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy.

These policies summarize the manner in which proxies will be voted on typical proxy proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not need to be strictly adhered to at all times. For example, under appropriate circumstances, GIS may choose to vote a proxy on a case-by-case basis, or, as described below, choose not to vote a proxy.

With limited exceptions, GIS intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote.

STATEMENT OF ADDITIONAL INFORMATION

PROXY VOTING SERVICE

GIS has retained the services of Institutional Shareholder Services ("ISS"), an independent proxy voting service, to act as its agent in voting proxies. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on GIS's behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

GIS's investment management personnel are responsible for analyzing and evaluating each company held in each Fund's portfolio to ensure it is an appropriate investment. GIS recognizes that proxy voting is integral to the investment process and, accordingly, has developed customized instructions for ISS to follow based upon GIS's corporate governance philosophy and beliefs.

For certain proposals, GIS has instructed ISS to vote "for" or "against" the proposal in all cases. For other proposals, GIS has instructed ISS to vote on a "case-by-case" basis, along with ISS's recommendations, or to refer the proposal to GIS for consideration. In making "case-by-case" determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS's factors and policies, for certain proxy matters GIS has instructed ISS to make a voting determination based upon the ISS factors and policies. For other proxy matters, GIS has instructed ISS to consider additional factors that GIS considers relevant to the voting decision, or to vote in accordance with specific factors and policies provided by GIS. The policies and the factors considered in making "case-by-case" voting determinations are further detailed in the guidelines. For other proxy matters, ISS has been instructed to refer the proposal to GIS for specific voting instructions, for example, in the case of mergers and restructurings. Additionally, GIS may provide specific voting instructions when ISS has a conflict of interest with the issuer, as described below.

PROXY MATTERS

Shareholders are generally presented with two types of proposals: (1) Management proposals, which are presented by the board of directors of a company for shareholder approval, and (2) Shareholder proposals, which are presented by a shareholder or group of shareholders of a company. The following guidelines summarize GIS's position on typical proxy proposals.

MATTERS RELATING TO THE BOARD OF DIRECTORS. GIS typically supports the election of directors, provided that a majority (at least two-thirds) of the board are "independent directors" and that key committees of the board of directors (audit, compensation or nominating committees) are comprised exclusively of independent directors. GIS considers a director to be "independent" if the director:

- Has not been employed by the company or an affiliate in an executive capacity within the last 5 years;

- Is not a member of the firm that is one of the company's paid advisors or consultants;

- Is not employed by a significant customer or supplier;

- Does not have a personal services contract with the company;

- Is not a founder of the company and is not a current employee;

- Does not have a family relationship to an employee of the company, whether by blood or marriage; and

- Is not employed by a tax-exempt organization that receives significant contributions from the company.

With respect to matters relating to the board of directors, GIS typically votes:

- AGAINST the elimination of cumulative voting

- AGAINST director age limits

- AGAINST allowing the board to set its own size

- AGAINST board classification

Other items related to the board of directors are considered on a CASE-BY-CASE basis.

COMPENSATION RELATED PROPOSALS. GIS generally approves of non-cash compensation of directors and executives, provided that the compensation is reasonable in relation to the performance of the company, and provided that the compensation does not cause dilution of shareholder interests. These proposals are usually voted on a CASE-BY-CASE basis; however, GIS usually votes:

- FOR stock option proposals that are not reserving new shares

- FOR cash bonus plans
- AGAINST a stock option plan if the potential for dilution of shareholder interest is greater than 10%

                                      B-54
                                                       THE PARK AVENUE PORTFOLIO

- AGAINST proposals for repricing of stock options

- AGAINST a stock option plan if there is significant share availability under other plans

CAPITALIZATION RELATED PROPOSALS. Management proposals often pertain to a change in a company's capital structure, such as the issuance of common or preferred stock, or a stock split. Generally, GIS votes on a CASE-BY-CASE BASIS proposals to increase authorized common or preferred stock. On other capitalization-related matters, GIS usually votes:

- FOR stock splits

- FOR adjustments to par value

- FOR elimination of a class of common stock

- FOR reduction in authorized common stock

- AGAINST dual class structure

- AGAINST the creation of "blank check" preferred stock

Other items related to capitalization are considered on a CASE-BY-CASE basis.

CORPORATE ACTIONS. Corporate actions typically include transactions involving the company, such as mergers, acquisitions, other business combinations, reincorporations and reorganizations. The details regarding these transactions vary widely, and therefore these proposals are typically voted on a CASE-BY-CASE basis. Usually, GIS votes FOR a change in the state of a company's organization if the new state has fewer anti-takeover provisions, and will vote FOR the formation of a holding company if significant anti-takeover provisions are not added.

ANTI-TAKEOVER PROVISIONS. Anti-takeover provisions are typically in place to make it more difficult for an outside party to take over control of the company. Examples are shareholder rights plans ("poison pills"), fair price provisions, creation of "blank check" preferred stock, or creation of more than one class of shares having disparate voting rights. GIS usually votes AGAINST anti-takeover proposals, except that it usually votes:

- FOR reduction of supermajority vote requirements

- on a CASE-BY-CASE basis proposals related to shareholder rights plans

ROUTINE MATTERS. Certain matters are considered "routine" in that they generally do not affect the rights of shareholders. GIS typically votes WITH COMPANY MANAGEMENT on these types of issues, such as:

- ratification of the company's auditors

- changing date or location of annual meeting

- changing the company name

- amending the corporate purpose

SHAREHOLDER PROPOSALS. SEC rules permit shareholders to make proposals at a company's annual meeting, provided certain requirements are met. Typically, shareholder proposals concern economic, social and environmental issues, but they may also include corporate governance matters.

CORPORATE GOVERNANCE MATTERS. Typically, GIS votes in favor of shareholder proposals related to corporate governance matters, for example:

- FOR submitting a shareholder rights plan to shareholder vote

- FOR confidential voting

- FOR reducing supermajority vote requirement

- FOR elimination or restriction of severance agreements, and submission to shareholder vote

- FOR submitting preferred stock issuance to shareholder vote

GIS will generally vote AGAINST the elimination of discretionary voting of unmarked proxies and will consider on a CASE-BY-CASE basis a proposal to amend the terms of an existing shareholder rights plan.

SOCIAL, POLITICAL AND ENVIRONMENTAL MATTERS. Generally, on social, political and environmental matters, GIS will support the recommendations of a company's board of directors on these matters, as long as it believes that a company's management is acting in accordance with its fiduciary duty to protect shareholders' interests. If GIS believes that a company's management does not represent shareholders' best interests, it will vote on a case-by-case basis, but, with few exceptions, GIS will vote these proposals AS MANAGEMENT RECOMMENDS.

ECONOMIC MATTERS. With respect to general economic matters, GIS will consider each proposal on a CASE-BY-CASE basis.

STATEMENT OF ADDITIONAL INFORMATION

CONFLICTS OF INTEREST

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is GIS's philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. GIS has centralized the proxy voting function with fund management and has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If GIS identifies a potential material conflict of interest due to a business or personal relationship, it will refer the proposal to ISS to vote the proxy. If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of GIS and the Funds applying uniform policies.

If ISS is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Guardian's Mutual Fund Oversight Committee. The Mutual Fund Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Mutual Fund Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Audit Committee of the Board of Directors/Trustees for guidance.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS), INC.

The proxy voting policy of UBS Global Asset Management ("UBS Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the board of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

                                      B-56
                                                       THE PARK AVENUE PORTFOLIO

BAILLIE GIFFORD OVERSEAS LIMITED

GENERAL STATEMENT AND APPROACH

Baillie Gifford Overseas Limited ("BGO") recognizes that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, "Baillie Gifford") have adopted Global Corporate Governance Principles and Guidelines (the "Guidelines"), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO's fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the "Principles") that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Co-operation and Development, which BGO believes are appropriate for most markets. BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some "best practice" guidelines as to voting on specific issues (e.g., generally opposing new appointments that combine the role of chairman and chief executive, considering opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board's non-executive directors is independent).

BGO recognizes, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company's business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company's corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings. In general, BGO focuses on the issues it feels are most significant and where it can be most effective, including the alignment of management's interests with those of shareholders, the effective operation of the board and its committees and the protection of shareholder rights.

PROXY VOTING ADMINISTRATION

Baillie Gifford's Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Corporate Governance Manager reports to the Chief Investment Officer. In evaluating each proxy, the Corporate Governance Team follows the Guidelines. It also considers third party analysis, Baillie Gifford's own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote.

CONFLICTS OF INTEREST

BGO recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Corporate Governance Manager is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO does not rigidly apply the Guidelines and proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management's recommendation, the Management Committee, which comprises five senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of its clients.

STATEMENT OF ADDITIONAL INFORMATION
                                      B-57
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If BGO invests on behalf of its advisory clients in pooled vehicles advised by
Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

OVERSEAS VOTING -- SHARE BLOCKING

For clients that have delegated voting authority and discretion to BGO, BGO endeavors to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the French and Italian markets, BGO's clients' shares are "blocked," which means that BGO is unable to direct selling should it so desire, from the time that it votes until the close of the company meeting. This is clearly a risk to clients, particularly if BGO might consider selling the shares. BGO will therefore only vote in these markets where it views the benefits of voting clients' shares, such as with respect to a merger or acquisition, as exceeding the risks involved.

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                                                       THE PARK AVENUE PORTFOLIO